                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT N
                                DATED MAY 1, 2004

            (Applicable Only to Policies Issued in Oregon and Texas)

The following restriction under "Limitations on Transfers from the Fixed Account" in the prospectus does not apply to policies issued in Oregon or Texas.

"Any transfer that involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust."

                          SUPPLEMENT DATED MAY 1, 2004

CVUL04.Supp 5/2004

PROSPECTUS

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT N

                              VENTURE CORPORATE VUL
                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes Venture Corporate VUL, a flexible premium variable universal life insurance policy (the "Policy") offered by The Manufacturers Life Insurance Company (U.S.A.) (the "Company," "Manulife USA," "we" or "us") to individuals, corporations, trusts, associations, or similar entities (the "applicant", "policyholder" or "you"). THIS PROSPECTUS DESCRIBES POLICIES ISSUED BEFORE MARCH 26, 2004. FOR THE PROSPECTUS DESCRIBING POLICIES ISSUED ON OR AFTER MARCH 26, 2004 SEE THE PROSPECTUS DATED MAY 1, 2004 (CVUL04 5/2004).

The Policy is designed for use by corporations and other employers to provide life insurance and to fund other employee benefits.

The Policy is designed to provide lifetime insurance protection together with flexibility as to the timing and amount of premium payments, the investments underlying the Policy Value, and the amount of insurance coverage. The insurance benefit is payable at the life insured's death to the Policy's beneficiary. The Policy also provides a Net Cash Surrender Value available to you by surrendering the Policy or by taking policy loans and partial withdrawals. The Policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover charges assessed against the Policy.

Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manulife USA's Separate Account N (the "Separate Account") to which you allocate net premiums. The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio"). The Portfolio prospectuses, and the corresponding Statement of Additional Information, describe the investment objectives of the Portfolios. Other sub-accounts and Portfolios may be added in the future.

THIS POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The Manufacturers Life Insurance Company (U.S.A.)
                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2004.

CVUL03 5/2004

                                TABLE OF CONTENTS

RISKS/BENEFITS SUMMARY....................................................     3
FEE TABLE.................................................................     4
POLICY SUMMARY............................................................     5
     General..............................................................     5
     Death Benefits.......................................................     5
     Premiums.............................................................     6
     Policy Value.........................................................     6
     Policy Loans.........................................................     6
     Surrender and Partial Withdrawals....................................     6
     Lapse and Reinstatement..............................................     6
     Charges and Deductions...............................................     6
     Investment Options and Investment Advisers...........................     7
     Investment Management Fees and Expenses..............................     7
     Table of Investment Options and Investment Subadvisers...............     7
GENERAL INFORMATION ABOUT MANULIFE USA, THE SEPARATE ACCOUNT AND THE
PORTFOLIOS................................................................     9
     Manulife USA.........................................................     9
     Ratings..............................................................     9
     The Separate Account.................................................     9
     The Portfolios.......................................................    10
ISSUING A POLICY..........................................................    15
     Use of the Policy....................................................    15
     Requirements.........................................................    15
     Temporary Insurance Agreement........................................    16
     Underwriting.........................................................    16
     Right to Examine the Policy..........................................    16
     Life Insurance Qualification.........................................    17
DEATH BENEFITS............................................................    17
     Flexible Term Insurance Option Rider.................................    17
     Death Benefit Options................................................    19
     Changing the Death Benefit Option....................................    19
     Changing the Face Amount and Scheduled Death Benefits................    20
PREMIUM PAYMENTS..........................................................    22
     Initial Premiums.....................................................    22
     Subsequent Premiums..................................................    22
     Premium Limitations..................................................    22
     Premium Allocation...................................................    23
CHARGES AND DEDUCTIONS....................................................    23
     Premium Load.........................................................    23
     Sales Load or Surrender Charge.......................................    23
     Asset Based Risk Charge Deducted from Investment Accounts............    25
     Investment Management Fees and Expenses..............................    25
     Reduction in Charges and Enhanced Surrender Values...................    26
     Company Tax Considerations...........................................    26
POLICY VALUE..............................................................    26
     Determination of the Policy Value....................................    26
     Units and Unit Values................................................    26
     Transfers of Policy Value............................................    27
POLICY LOANS..............................................................    28
     Interest Charged on Policy Loans.....................................    28
     Loan Account.........................................................    28
POLICY SURRENDER AND PARTIAL WITHDRAWALS..................................    29
     Policy Surrender.....................................................    29
     Partial Withdrawals..................................................    29
LAPSE AND REINSTATEMENT...................................................    29
     Lapse................................................................    29
     Reinstatement........................................................    29
THE GENERAL ACCOUNT.......................................................    29
     Fixed Account........................................................    29
OTHER PROVISIONS OF THE POLICY............................................    30
     Policyholder Rights..................................................    30
     Beneficiary..........................................................    30
     Incontestability.....................................................    30
     Misstatement of Age or Sex...........................................    30
     Suicide Exclusion....................................................    30
     Supplementary Benefits...............................................    31
TAX TREATMENT OF THE POLICY...............................................    31
     Life Insurance Qualification.........................................    31
     Tax Treatment of Policy Benefits.....................................    32
     Alternate Minimum Tax................................................    35
     Income Tax Reporting.................................................    35
OTHER INFORMATION.........................................................    35
     Payment of Proceeds..................................................    35
     Reports to Policyholders.............................................    35
     Responsibilities of MFC..............................................    36
     Voting Rights........................................................    36
     Substitution of Portfolio Shares.....................................    36
     Records and Accounts.................................................    37
     State Regulations....................................................    37
     Litigation...........................................................    37
     Further Information..................................................    37
     Illustrations........................................................    37
     Financial Statements.................................................    37
APPENDIX A:  DEFINITIONS.................................................    A-1
APPENDIX B:  ILLUSTRATIONS...............................................    B-1

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus, the Portfolios prospectuses, or the corresponding Statements of Additional Information.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED THEREIN. NO CLAIM IS MADE THAT THIS VARIABLE LIFE INSURANCE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

RISKS/BENEFITS SUMMARY

BENEFITS

Some of the benefits of purchasing the Policy are described below.

DEATH BENEFIT PROTECTION. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the Policy upon the death of the insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

ACCESS TO YOUR POLICY VALUES. Variable life insurance offers access to Policy Value. You may borrow against your Policy, or surrender all, or a portion of your policy through a partial withdrawal. There are limitations on partial withdrawals (a partial withdrawal of the Net Cash Surrender Value may only be made once each Policy Month after the first Policy Anniversary). See "Policy Surrender and Partial Withdrawals" for further information.

TAX DEFERRED ACCUMULATION. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the Policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.

INVESTMENT OPTIONS. In addition to the Fixed Account, the Policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the Portfolio prospectuses.

FLEXIBILITY. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options and an additional policy rider. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

RISKS

Some of the risks of purchasing the Policy are described below.

FLUCTUATING INVESTMENT PERFORMANCE. Policy Value invested in a sub-account are not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account's objective and risk is found in the Portfolio prospectuses. You should review these prospectuses carefully before allocating Policy Value to any sub-accounts.

UNSUITABLE FOR SHORT-TERM INVESTMENT. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.

POLICY LAPSE. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken. A Policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the Policy may be treated as ordinary income subject to tax.

DECREASING DEATH BENEFIT. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your Policy's death benefit.

ADVERSE CONSEQUENCES OF EARLY SURRENDER. There are surrender charges assessed if you surrender your Policy in the first 10 years from the purchase of the Policy. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the Policy is surrendered. In addition, there are adverse consequences associated with partial withdrawals including potential Policy lapse and adverse tax consequences. There may also be adverse consequences associated for full surrender of the Policy.

ADVERSE TAX CONSEQUENCES. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

FEE TABLE

The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options.

                                TRANSACTION FEES

CHARGE                             WHEN CHARGE IS DEDUCTED                                       AMOUNT DEDUCTED
------                             -----------------------                                       ---------------
MAXIMUM CHARGE                     Upon receipt of premium                                       2% of each premium paid
Imposed on Premium (Load)

MAXIMUM SALES CHARGE               Upon receipt of premium                                       8% (Policy Year 1)(2)
Imposed on Premium (1)

MAXIMUM SURRENDER CHARGE           Upon termination or reduction of any Coverage Amount that     5% (Policy Year 1)(3)
(Load)(1)                          is subject to a surrender charge.

                                   Upon surrender of the Policy for its Net Cash Surrender
                                   Value.

                                   Upon partial withdrawal in excess of the Free Withdrawal
                                   Amount.

                                   Upon decrease in the Face Amount, or
                                   Upon Policy lapse.

TRANSFER FEES                      Upon Transfer                                                 $25 (only applies to transfers
                                                                                                 in excess of 12 in a Policy
                                                                                                 Year)

1. A Policy is subject to either a Sales Charge or a Surrender Charge but not both. The Policy indicates which charge is applicable.

2.  The Sales Charge declines in subsequent Policy Years as noted below:


               Coverage Year       Percentage
               -------------       ----------
                   1                8.00%
                   2                6.00%
                   3                3.00%
                   4                2.00%
                   5                1.00%
                   6+               0.00%


3.  The Surrender Charge declines in subsequent Policy Years as noted below:


               Coverage Year       Percentage
               -------------       ----------
                   1                 5.00%
                   2                 4.00%
                   3                 3.00%
                   4                 2.50%
                   5                 2.00%
                   6                 1.50%
                   7                 1.00%
                   8                 1.00%
                   9                 0.50%
                   10+               0.00%





The Surrender Charges are percentage of the sum of all premium payments attributed to a Coverage Amount in the first 5 Coverage Years.

The next table described the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the Policy, not including fees and expenses of the Portfolios, the underlying variable investment options for your Policy.

                ANNUAL CHARGES OTHER THAN THOSE OF THE PORTFOLIOS

                         WHEN CHARGE
      CHARGE             IS DEDUCTED                                 AMOUNT DEDUCTED(3)
      ------             -----------                                 ------------------
COST OF INSURANCE(1)       Monthly            Minimum and Maximum Charge              The  possible  range of the cost of
                                                                                      insurance  is from $0.00 to $83.33 per
                                                                                      month per $1,000 of the net amount at risk.

                                              Charge for a Representative             Policy Subject to Sales Charge: The
                                              Policyowner (a 45 year old non-         Cost  of  Insurance  rate  is  $0.16  per
                                              smoking male) (rating classification    month per $1,000 of the net amount
                                              is for short form underwriting)         at risk.

                                                                                      Policy  Subject to Surrender  Charge:
                                                                                      The Cost of Insurance  rate is $ 0.35
                                                                                      per month per  $1,000 of the net
                                                                                      amount at risk.

                ANNUAL CHARGES OTHER THAN THOSE OF THE PORTFOLIOS

                                   WHEN CHARGE
      CHARGE                       IS DEDUCTED                        AMOUNT DEDUCTED(3)
      ------                       -----------                        ------------------
COST OF INSURANCE -                Monthly         Minimum and Maximum Charges                The possible range of the cost of
Optional FTIO Rider (Flexible                                                                 insurance is from $0.00 to $83.33 per
Term Insurance Option)(1)                                                                     month per $1,000 of the net amount
                                                                                              at risk

                                                   Charge for a Representative                The Cost of Insurance rate is $0.10
                                                   Policyowner (a 45 year old non-            per month per $1,000 of the net
                                                   smoking male) rating classification is     amount at risk
                                                   for short form underwriting)

MORTALITY AND EXPENSE RISK FEES    Monthly         0.50% annually (2)
ADMINISTRATIVE FEES                Monthly         $12 per Policy Month.
LOAN INTEREST RATE (NET)           Annually        0.75% (4)

1. The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular Policyowner will pay. A policy owner may obtain additional information regarding cost of insurance charge by contacting the Company. The election (or failure to elect) the optional FTIO rider will impact the total cost of insurance charges.

2. Currently the Company is charging the following rates:

                         Policy Years    Annual Rate

                            1-10           0.50%
                              11+          0.20%

3.  All figures are rounded to two decimal places.

4. The Loan Interest Rate (Net) is equal to the rate of interest charged on the policy loan less the interest credited to the Loan Account. Currently this rate is 0.75% for Policy Years 1-10 and 0.25% for Policy Years 11 and higher. The maximum loan rate is 4%.

The next table described the fees and expenses of the Portfolios that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning each Portfolio's fees and expenses is contained in the Portfolio prospectuses.

                   ANNUAL OPERATING EXPENSES OF THE PORTFOLIOS
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

CHARGE                                                           MINIMUM        MAXIMUM
------                                                           -------        -------
Expenses that are deducted from portfolio assets,
including advisory fees, Rule 12b-1 fees and Other Expenses       0.55%         2.86*%

*The minimum and maximum expenses do not reflect any expense reimbursements. If such reimbursements were reflected, the maximum expenses would be 1.55%. Expense reimbursements may be terminated at any time.

POLICY SUMMARY

GENERAL

The Policy is a flexible premium variable universal life insurance policy. This summary provides a general description of the important features of the Policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise stated or implied by the context, the discussions in this prospectus assume that the Policy has not gone into default, there is no outstanding Policy Debt and the Death Benefit is not determined by the Minimum Death Benefit percentage. The Policy's provisions may vary in some states. The terms of the Policy and any endorsements or riders will supersede the disclosure in this prospectus.

DEATH BENEFITS

The Policy provides a Death Benefit in the event of the death of the life insured while the Policy is in force. The basic Death Benefit amount is the Face Amount, which is provided for the lifetime of the life insured with no maturity or expiration date. There may be other amounts added to the Death Benefit as described below.

FLEXIBLE TERM INSURANCE OPTION

You may add a flexible term insurance option rider (the "FTIO Rider") to the Policy to provide additional term life insurance coverage on the life insured. Cost of insurance rates are less than or equal to those of the Policy and no Sales Loads or Surrender Charges will apply. However, unlike the Face Amount of the Policy, the FTIO Rider will terminate at the life insured's Attained Age
100. The FTIO Rider also offers the flexibility to schedule varying Death Benefit amounts on future dates (the "Scheduled Death Benefits").

DEATH BENEFIT OPTIONS

There are two Death Benefit Options. Option 1 provides a Death Benefit equal to the Face Amount of the Policy or the Scheduled Death Benefits of the FTIO Rider or, if greater, the Minimum Death Benefit. Option 2 provides a Death Benefit equal to the Face Amount or the Scheduled Death Benefits, plus the Policy Value or, if greater, the Minimum Death Benefit. You may change the Death Benefit Option and increase or decrease the Face Amount and Scheduled Death Benefits.

AGE 100 ADVANTAGE

If the Life Insured is alive on the Maturity date, the policy will continue in force subject to the following unless the policyowner chooses to surrender the Policy for its Net Cash Surrender Value:

      (a) the Policy will be continued until the earlier of the death of the life insured of the date or the date the policyowner surrenders the Policy;

      (b) no additional premium payments will be accepted although loan repayments will be accepted;

      (c) no additional charges or deductions (described under "Charges and Deductions" will be assessed;

      (d)   interest on any Policy Debt will continue to accrue;

      (e) the policyowner may continue to transfer portions of the Policy Value among the Investment Accounts and the Fixed Accounts as described in this prospectus.

The Policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value. The Company will notify the policyowner of the default and will allow a 61-day grace period (from the date the policy goes into default) in which the policyowner may make a payment of the loan interest which would then bring the Policy out of default. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

PREMIUMS

Premium payments may be made at any time prior to Attained Age 100 and in any amount, subject to certain limitations (see "Premium Payments - Premium Limitations") Net Premiums will be allocated to one or more of the Investment Options described below. You may change allocations and make transfers among the accounts subject to limitations described below.

POLICY VALUE

The Policy Value is the accumulation of premiums paid, less charges and deductions we take for expenses and cost of insurance, plus or minus the investment returns of the accounts to which the Policy Value has been allocated. You may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal or by full surrender of the Policy.

POLICY LOANS

You may borrow against the Net Cash Surrender Value of the Policy. Loan interest will accrue daily and be payable in arrears on each Policy Anniversary. The Policy Debt will be deducted from amounts payable at the life insured's death or upon surrender.

SURRENDER AND PARTIAL WITHDRAWALS

You may make a partial withdrawal of Policy Value. It may result in a decrease in the Face Amount and Scheduled Death Benefits and assessment of a portion of the Surrender Charges. You may surrender the Policy for its Net Cash Surrender Value at any time.

LAPSE AND REINSTATEMENT

A Policy will lapse and terminate without value when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate premium payment from you. You may reinstate a lapsed Policy within five years following lapse if the Policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a premium payment described under "Reinstatement."

The Policy differs in two important ways from a conventional life insurance policy. First, failure to make planned premium payments will not itself cause the Policy to lapse. Second, the Policy can lapse even if planned premiums have been paid.

CHARGES AND DEDUCTIONS

We assess charges and deductions in connection with the Policy, in the form of monthly deductions for the cost of insurance and administrative expenses, charges assessed daily against amounts in the Investment Account and loads deducted from premiums paid. See the Table of Charges and Deductions.

SALES LOAD OR SURRENDER CHARGE COVERAGE

You may choose Coverage Amounts with one of two alternative charge structures representing different ways to cover a portion of our marketing and distribution costs. Generally, Policy benefits will be approximately equal in present value under either alternative. However, there is no guarantee each alternative will perform the same in all circumstances. Therefore, you should obtain individualized illustrations for both charge structures.

Sales Load coverage features a load deducted immediately from premiums paid and no Surrender Charges. Surrender Charge coverage features no added sales load with surrender charges assessed upon early surrender, lapse, partial withdrawal or coverage decrease. Current cost of insurance charges in early years are higher for Surrender Charge coverage.

REDUCTION IN CHARGES AND ENHANCEMENT OF SURRENDER VALUES

The Policy is designed for employers and other sponsoring organizations that may purchases multiple policies as a Case. The size or nature of the Case may result in expected savings of sales, underwriting, administrative or other costs. If so, we expect to offer reductions of Policy charges and enhancements of surrender value. We may change the nature and amount of reductions and enhancements available from time to time. They will be determined in a way that is not unfairly discriminatory to policyholders.

INVESTMENT OPTIONS AND INVESTMENT ADVISERS

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios described under "Portfolios."

The Portfolios also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

INVESTMENT MANAGEMENT FEES AND EXPENSES

Each sub-account of the Separate Account purchases shares of one of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. The fees and expenses for each Portfolio are described in detail in the Portfolio prospectuses.

TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

The following subadvisers manage the Portfolios which are investment options for this contract.

SUBADVISER                                              PORTFOLIO
A I M Capital Management, Inc.                          All Cap Growth Trust
                                                        Aggressive Growth Trust
                                                        Mid Cap Core Trust

American Century Investment Management, Inc.            Small Company Trust

Capital Guardian Trust Company                          Small Company Blend Trust
                                                        U.S. Large Cap Trust
                                                        Income & Value Trust
                                                        Diversified Bond Trust

Capital Research Management Company                     American Growth Trust
(Adviser to the American Fund Insurance Series)(D)      American International Trust
                                                        American Blue Chip Income and Growth Trust
                                                        American Growth-Income Trust

Davis Advisors                                          Financial Services Trust
                                                        Fundamental Value Trust

Deutsche Asset Management, Inc.                         Real Estate Securities Trust
                                                        Dynamic Growth Trust
                                                        All Cap Core Trust
                                                        Lifestyle Trusts(A)

Deutsche Asset Management Investment Services Ltd.      International Stock Trust

Fidelity Management & Research Company                  Strategic Opportunities Trust

SUBADVISER                                              PORTFOLIO
                                                        Large Cap Growth Trust
                                                        Overseas Trust

Franklin Advisers, Inc.                                 Emerging Small Company Trust

John Hancock Advisers, LLC                              Strategic Income Trust

Jennison Associates LLC                                 Capital Appreciation Trust

Legg Mason Funds Management, Inc.                       Core Equity Trust

Lord, Abbett & Co                                       Mid Cap Value Trust
                                                        All Cap Value Trust

Mercury Advisors(C)                                     Large Cap Value Trust

MFC Global Investment Management (U.S.A.) Limited(E)    Pacific Rim Trust
                                                        Quantitative Mid Cap Trust
                                                        Quantitative All Cap Trust
                                                        Quantitative Value Trust
                                                        Emerging Growth Trust
                                                        Money Market Trust
                                                        Index Trusts
                                                        Lifestyle Trusts(A)

Massachusetts Financial Services Company                Strategic Growth Trust
                                                        Strategic Value Trust
                                                        Utilities Trust

Munder Capital Management                               Small Cap Opportunities Trust

Pacific Investment Management Company                   Global Bond Trust
                                                        Total Return Trust
                                                        Real Return Bond Trust

                                                        All Asset Portfolio
                                                        (a series of PIMCO Variable Insurance Trust)

Pzena Investment Management, LLC                        Classic Value Trust

Salomon Brothers Asset Management Inc                   U.S. Government Securities Trust
                                                        Strategic Bond Trust
                                                        Special Value Trust
                                                        High Yield Trust

SSgA Funds Management, Inc.                             International Equity Index Fund
                                                        (a series of John Hancock Variable Insurance Trust I)

Sustainable Growth Advisers, L.P.                       U.S. Global Leaders Growth Trust

T. Rowe Price Associates, Inc                           Science & Technology Trust
                                                        Small Company Value Trust
                                                        Health Sciences Trust
                                                        Blue Chip Growth Trust
                                                        Equity-Income Trust

Templeton Global Advisors Limited                       Global Trust

Templeton Investment Counsel, Inc.                      International Value Trust
                                                        International Small Cap Trust

UBS Global Asset Management                             Global Allocation Trust

Wellington Management Company, LLP                      Growth & Income Trust
                                                        Investment Quality Bond Trust

SUBADVISER                                              PORTFOLIO
                                                        Mid Cap Stock Trust
                                                        Natural Resources Trust

Van Kampen(B)                                           Value Trust

(A) Deutsche Asset Management, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited regarding management of the Lifestyle Trusts.

(B) Morgan Stanley Investment Management Inc. ("MSIM") is the sub-adviser to the Value Trust. MSIM does business in certain instances (including its role as the sub-adviser to the Value Trust) using the name "Van Kampen.

(C) Fund Asset Management, L.P. is the sub-adviser to the Large Cap Value Trust. Fund Asset Management does business in certain instances (including its role as the sub-adviser to the Large Cap Value Trust) using the name "Mercury Advisors."

(D) Each of the four portfolios invests exclusively in Class 2 shares of portfolios of the American Fund Insurance Series which is advised by Capital Research Management Company ("CRMC").

(E) MFC Global Investment Management (U.S.A.) Limited is an affiliate of Manufacturers Securities Services, LLC ("MSS") and the Trust.

GENERAL INFORMATION ABOUT MANULIFE USA, THE SEPARATE ACCOUNT AND THE PORTFOLIOS

MANULIFE USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

RATINGS

The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) have received the following ratings from independent rating agencies:

            A++ A.M. Best
            Superior companies have a very strong ability to meet their obligations; 1st category of 16

            AA+ Fitch
            Very strong capacity to meet policyholder and contract obligations; 2nd category of 22.

            AA+ Standard & Poor's
            Very strong financial security characteristics; 2nd category of 21

            Aa2 Moody's
            Excellent in financial strength; 3rd category of 21

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of The Manufacturers Life Insurance Company (U.S.A.)'s ability to honor any guarantees provided by the Policy and any applicable optional riders, but not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

THE SEPARATE ACCOUNT

The Manufacturers Life Insurance Company of America ("ManAmerica") established its Separate Account Four (the "Separate Account") on March 17, 1987 as a separate account under Pennsylvania law. Since December 9, 1992, it has been operated under Michigan law. On January 1, 2002, ManAmerica transferred substantially all of its assets and liabilities to Manulife USA. As a result of this transaction, Manulife USA became the owner of all of ManAmerica's assets, including the assets of the Separate Account and assumed all of ManAmerica's obligations including those under the Policies. The ultimate parent of both ManAmerica and Manulife USA is MFC. The Separate Account holds assets that are segregated from all of Manulife USA's other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT

Manulife USA is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of Manulife USA. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities that arise from any other business we conduct. However, all obligations under the variable life insurance policies are general corporate obligations of Manulife USA.

REGISTRATION

The Separate Account is registered with the SEC under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company that invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manulife USA.

THE PORTFOLIOS

The assets of each sub-account of the Separate Account (except those invested in the International Equity Index Fund and the All Asset Portfolio) are invested in Series I shares of a corresponding investment portfolio of the Manufacturers Investment Trust (the "Trust"). The Trust is registered under the 1940 Act as an open-end management investment company. The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS").

Each of the Trust portfolios, except the Lifestyle Trusts, is subject to a Rule 12b-1 fee of 0.15% of a portfolio's Series I net assets (0.60% of a Series I net assets in the case of a American Growth Trust, American International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust). Each Lifestyle Trust invests in portfolios that are subject to Rule 12b-1 fees.

The International Equity Index Fund is a series of the John Hancock Variable Series Trust I (the "VST Trust") which is registered under the 1940 Act as an open-end management investment company. The assets of the International Equity Index Fund subaccount are invested in Series I shares of the International Equity Index Fund which is subject to a 0.40% Rule 12b-1 fee. The VST Trust receives investment advisory services from John Hancock Life Insurance Company and the International Equity Index Trust portfolio is subadvised by SSgA Funds Management, Inc.

The All Asset Portfolio is a series of the PIMCO Variable Insurance Trust (the "PIMCO Trust") which is registered under the 1940 Act as an open-end management investment company. The assets of the All Asset Portfolio subaccounts are invested in the M class of shares of the All Asset Portfolio which is subject to a 0.25% Rule 12b-1 fee. The PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO").

The portfolios available under the Policies are as follows:

TRUST PORTFOLIOS INVESTING IN THE AMERICAN FUND INSURANCE SERIES

The AMERICAN GROWTH TRUST invests all of its assets in Class 2 shares of the Growth Fund, a series of American Fund Insurance Series. The Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

The AMERICAN INTERNATIONAL TRUST invests all of its assets in Class 2 shares of the International Fund, a series of American Fund Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United States.

The AMERICAN GROWTH-INCOME TRUST invests all of its assets in Class 2 shares of the Growth-Income Fund, a series of American Fund Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

The AMERICAN BLUE CHIP INCOME AND GROWTH TRUST invests all of its assets in Class 2 shares of the Blue Chip Income and Growth Fund, a series of American Fund Insurance Series. The Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above.

                                      * * *

The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing, under normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.

The PACIFIC RIM TRUST (formerly, Pacific Rim Emerging Markets Trust) seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").

The EMERGING GROWTH TRUST seeks superior long-term rates of return through capital appreciation by investing, under normal circumstances, primarily in high quality securities and convertible instruments of small-cap U.S. companies.

The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index* ("small cap stocks") at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.

The SMALL COMPANY TRUST seeks long-term capital growth by investing, under normal market conditions, primarily in equity securities of smaller-capitalization U.S. companies. The subadviser uses quantitative, computer-driven models to construct the portfolio of stocks for the Small Company Trust.

The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing in stocks and other equity securities of medium-sized U.S. companies with strong growth potential.

The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant capital appreciation potential.

The NATURAL RESOURCES TRUST seeks long-term total return by investing, under normal market conditions, primarily in equity and equity-related securities of natural resource-related companies worldwide.

The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.

The STRATEGIC OPPORTUNITIES TRUST seeks growth of capital by investing primarily in common stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a combination of both.

The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing in stocks and other securities with equity characteristics of companies located in the developed countries that make up the MSCI EAFE Index.

The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in non-U.S. securities. The portfolio expects to invest primarily in equity securities.

The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in the common stock of companies located outside the U.S. which have total stock market capitalization or annual revenues of $1.5 billion or less ("small company securities").

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.

The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its total assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

The MID CAP CORE TRUST seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies.

The GLOBAL TRUST (formerly, Global Equity Trust) seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located anywhere in the world, including emerging markets.

The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.

The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium-to-large capitalization companies.

The U.S. GLOBAL LEADERS GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in common stocks of "U.S. Global Leaders."

The QUANTITATIVE ALL CAP TRUST seeks long-term growth of capital by investing, under normal circumstances, primarily in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

The ALL CAP CORE TRUST seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within the Russell 3000 Index*.

The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations.

The CLASSIC VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets in domestic equity securities.

The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing, under normal market conditions, at least 80% of the portfolio's total assets in the common stocks of large and medium-sized blue chip growth companies. Many of the stocks in the portfolio are expected to pay dividends.

The U.S. LARGE CAP TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

The CORE EQUITY TRUST seeks long-term capital growth by investing, under normal market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth. The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value.

The STRATEGIC VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of its net assets in common stocks and related securities of companies which the subadviser believes are undervalued in the market relative to their long term potential.

The LARGE CAP VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in a diversified portfolio of equity securities of large cap companies located in the U.S.

The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies.

The SMALL CAP OPPORTUNITIES TRUST seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.

The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index* at the time of purchase.

The SPECIAL VALUE TRUST seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value Index.

The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalization of roughly $500 million to $10 billion.

The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index.

The ALL CAP VALUE TRUST seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.

The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.

The QUANTITATIVE VALUE TRUST seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.

The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.

The ALL ASSET PORTFOLIO (a series of the PIMCO Variable Insurance Trust)(only Class M shares are available for sale) seeks maximum real return consistent with preservation of real capital and prudent investment management by investing, under normal circumstances, substantially all of its assets in Institutional Class shares of the PIMCO Funds, Pacific Investment Management Series, an affiliated open-end investment company.

The GLOBAL ALLOCATION TRUST seeks total return, consisting of long-term capital appreciation and current income, by investing in equity and fixed income securities of issuers located within and outside the U.S.

The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The STRATEGIC INCOME TRUST seeks a high level of current income by investing, under normal market conditions, primarily in foreign government and corporate debt securities from developed and emerging markets; U.S. Government and agency securities; and U.S. high yield bonds.

The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's assets primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing in a diversified portfolio of investment grade bonds and tends to focus its investment on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

The REAL RETURN BOND TRUST seeks maximum return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments and by corporations.

The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.

The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index*.

The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index")*. (Available only to policies issued prior to May 1, 2004) (Subject to shareholder/contractowner approval, the International Index Trust will merge with the International Equity Index Trust immediately after the close of business on June 18, 2004.)

The INTERNATIONAL EQUITY INDEX FUND (a series of the John Hancock Variable Series Trust I)(only Series I shares are available for sale) seeks to track the performance of broad-based equity indices of foreign companies in developed and emerging markets by attempting to track the performance of the MSCI All Country World ex-US Index*.

The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index*.

The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index*.

The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index*.

The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex USIndex" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

ISSUING A POLICY

USE OF THE POLICY

The Policy is designed to provide employers or other organizations with life insurance coverage on employees or other individuals in whose lives they have an insurable interest. The Policy may be owned by an individual or a corporation, trust, association, or similar entity. The Policy may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation liabilities or death benefit liabilities of executive retirement plans, or as a source for funding cash flow obligations under such plans.

REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process is completed to our satisfaction and we approve issuance of the Policy.

Policies may be issued on a basis that does not distinguish between the life insured's sex and/or smoking status, with prior approval from us. A Policy will only be issued on the lives of insureds from Issue Ages 20 through 80.

Each Policy has a Policy Date, an Effective Date and an Issue Date:

      - The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are measured. The Policy Date is also the effective date of the initial Coverage Amount. The Policy Date is the same date as the Effective Date unless the Policy is backdated (see "Backdating a Policy").

      - The Effective Date is the date we become obligated under the Policy and when the first monthly deductions are taken. It is the later of the date we approve issuance of the Policy and the date we receive at least the Minimum Initial Premium.

      - The Issue Date is the date from which the Suicide and Incontestability provisions of the Policy are measured.

If we approve issuance of a Policy before we receive the Minimum Initial Premium then the Effective Date will be later than the Issue Date. The Minimum Initial Premium must be received by us within 60 days after the Issue Date and the life insured must be in good health on the Effective Date. If the Minimum Initial Premium is not paid or if the application is rejected, the Policy will be canceled and any premiums paid will be returned to the applicant.

Net Premiums received prior to the Effective Date will be credited with interest at the rate of return earned on amounts allocated to the Money Market Trust. On the Effective Date, Net Premiums received plus any interest credited will be allocated to Investment

Accounts and the Fixed Account according to your instructions, unless first allocated to the Money Market Trust for the duration of the right to examine period (see "Right to Examine the Policy").

MINIMUM FACE AMOUNT AND SCHEDULED DEATH BENEFIT

The minimum Face Amount is $50,000 unless the FTIO Rider is added to the Policy. With an FTIO Rider, the minimum Face Amount is $25,000 and the minimum Scheduled Death Benefit is $50,000 at all times.

BACKDATING A POLICY

You may request that we backdate the Policy by assigning a Policy Date earlier than the Effective Date. We will not backdate the Policy to a date earlier than that allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated.

TEMPORARY INSURANCE AGREEMENT

Temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement, subject to our underwriting practices. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. It is issued on a conditional receipt basis, which means that benefits would only be paid if the life insured met our usual and customary underwriting standards for the coverage applied for.

UNDERWRITING

The policies are offered on three underwriting classes that require different types and amounts of information from the applicant and prospective life insured. Current cost of insurance charges in early Policy Years will vary by the type of underwriting and charges will generally be lower where underwriting information is more extensive. Under any of the underwriting bases, the acceptance of an application is subject to our underwriting rules and we may request additional information or reject an application for any reason.

SHORT FORM UNDERWRITING

The proposed life insured must answer qualifying questions in the application but is not required to provide detailed medical history, submit records or undergo examinations or tests unless requested to do so by us. Availability of Short Form underwriting depends on characteristics of the Case, such as the number of lives to be insured, the amounts of insurance and other factors, and it is generally available only up to Issue Age 65.

SIMPLIFIED UNDERWRITING

The proposed life insured must satisfactorily answer certain health questions in the application and may be required to submit existing medical records, but requirements to undergo examinations and tests are minimized. Availability of Simplified underwriting and the nature of the requirements will depend on characteristics of the Case and the proposed lives to be insured.

REGULAR (MEDICAL) UNDERWRITING

Where Short Form or Simplified underwriting is unavailable we require satisfactory evidence of insurability under our regular underwriting guidelines for individual applicants. This may include medical exams and other information. A proposed life insured who fails to qualify for a standard risk classification may be eligible to be insured with an additional substandard rating.

RIGHT TO EXAMINE THE POLICY

A Policy may be returned for a refund within 10 days after you receive it. Some states provide a longer period of time for this right, which will be stated in the Policy if applicable. The Policy can be mailed or delivered to the Manulife USA agent who sold it or to the Service Office. Immediately upon such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at the Service Office we will refund an amount equal to:

      (a) the difference between premiums received and amounts allocated to Investment Accounts and the Fixed Account; plus

      (b) the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned Policy; minus

      (c)   any partial withdrawals and policy loans.

Some state laws require the refund of premiums paid without adjustment for investment gains and losses of the Separate Account. In these states, all Net Premiums will be allocated to the Money Market Trust during the right to examine period and the refund amount will be equal to all premiums received less any partial withdrawals and policy loans.

If you request a Face Amount increase that results in new Surrender Charges or sales loads, you will have the same rights described above to cancel the increase. If cancelled, the Policy Value and Surrender Charges will be recalculated to be as they would have been had the increase not taken place. You may request a refund of all or any portion of premiums paid during this right to examine period, and the Policy Value and Surrender Charges or sales loads will be recalculated to be as they would have been had the premiums not been paid.

We reserve the right to delay the refund of any premium paid by check until the check has cleared.

LIFE INSURANCE QUALIFICATION

A Policy must satisfy either of two tests to qualify as a life insurance contract as defined in Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). You must apply for a Policy that uses either the Cash Value Accumulation Test ("CVA Test") or the Guideline Premium Test ("GP Test") and the test cannot be changed once the Policy is issued.

CASH VALUE ACCUMULATION TEST

The CVA Test requires the Death Benefit at any time to be at least a certain ratio of the Policy Value, based on prescribed calculations. The Minimum Death Benefit provision described below will ensure that the CVA Test is met. There is no restriction on the amount of premiums you may pay, but we will require you to provide satisfactory evidence of insurability before we accept an amount of premium that would increase the Death Benefit by more than the increase in Policy Value.

GUIDELINE PREMIUM TEST

The GP Test limits the amount of premiums you may pay into the Policy, given its Death Benefit, based on prescribed calculations. In addition, the GP Test requires the Death Benefit at any time to be at least a prescribed ratio of the Policy Value. These prescribed multiples are generally lower than those calculated under the CVA Test. The Minimum Death Benefit provision described below will ensure that this second requirement is met.

Changes to the Policy or FTIO Rider, such as changes in Face Amount, Scheduled Death Benefit, Death Benefit Option or partial withdrawals, may affect the premium limits under the GP Test. Some changes will reduce future premium limits and may cause premiums already paid to exceed the new limits and force you to make a partial withdrawal.

DEATH BENEFITS

If the Policy is in force at the time of the life insured's death we will pay an insurance benefit to the beneficiary. The Policy may remain in force for the life insured's entire lifetime and there is no specified maturity or expiration date.

Insurance benefits are only payable when we receive due proof of death at the Service Office, in the form of either a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other proof satisfactory to us.

The amount of the insurance benefit payable will be the Death Benefit on the date of death, as described below, less any Policy Debt and outstanding monthly deductions on the date of death. The insurance benefit will be paid in one lump sum unless another form of settlement is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the life insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

MINIMUM DEATH BENEFIT

Both the CVA Test and the GP Test require the Death Benefit to be at least a prescribed ratio of the policy value at all times. The Policy's Minimum Death Benefit ensures that these requirements are met by providing that the Death Benefit shall be at least equal to the Policy Value multiplied by the applicable Minimum Death Benefit Percentage for the Attained Age of the life insured. Tables of Minimum Death Benefit Percentages appear on the following page.

FLEXIBLE TERM INSURANCE OPTION RIDER

You may add a flexible term insurance option rider (the "FTIO Rider") to the Policy to provide additional death benefit coverage on the life insured. The FTIO Rider provides flexible term life insurance to Attained Age 100 with cost of insurance charges less than or equal to those of the Policy. The Rider will terminate at the earlier of Attained Age 100, the date the Policy lapses or surrenders, and your request to cancel the FTIO Rider.

You may schedule the death benefit amounts that will apply at specified times (the "Scheduled Death Benefits"). Scheduled Death Benefits may be constant or varying from time to time. The Death Benefit Schedule will be shown in the Policy.

The Term Insurance Benefit of the FTIO Rider is equal to (a) minus (b) but not less than zero where:

      (a)   the Scheduled Death Benefit for the Policy Month, and

      (b) the Face Amount of the Policy or, if greater, the Policy's Minimum Death Benefit

Even if the Term Insurance Benefit may be zero in a Policy Month, the Rider will not terminate.

Example. A policy is purchased for an executive as part of an employee benefit plan. The death benefit provided by the policy is to be equal to the executive's salary of $100,000 increasing at 5% per year through age 64. Assuming the executive is currently 55, the policy will be issued with a Death Benefit Schedule as follows:

POLICY         SCHEDULED         POLICY        SCHEDULED
 YEAR        DEATH BENEFIT        YEAR       DEATH BENEFIT
------       -------------       ------      -------------
  1             100,000             6           127,628
  2             105,000             7           134,010
  3             110,250             8           140,710
  4             115,763             9           147,746
  5             121,551            10+          155,133

The Flexible Term Insurance Option Rider amount will change each year as necessary to provide the benefits shown in the schedule, as follows:

POLICY          TOTAL             FACE         FLEXIBLE TERM
 YEAR       DEATH BENEFIT        AMOUNT       INSURANCE AMOUNT
------      -------------        ------       ----------------
   1           100,000           100000                 0
   2           105,000           100000             5,000
   3           110,250           100000            10,250
   4           115,763           100000            15,763
   5           121,551           100000            21,551
   6           127,628           100000            27,628
   7           134,010           100000            34,010
   8           140,710           100000            40,710
   9           147,746           100000            47,746
  10           155,133           100000            55,133

TABLE OF MINIMUM DEATH BENEFIT PERCENTAGES

      GP TEST           CVA TEST                   GP TEST          CVA TEST
AGE   PERCENT    MALE    FEMALE   UNISEX     AGE   PERCENT   MALE    FEMALE   UNISEX
---   -------    ----    ------   ------     ---   -------   ----    ------   ------
 20     250%     653%     779%     674%      60     130%     192%     221%     197%
 21     250%     634%     754%     654%      61     128%     187%     214%     192%
 22     250%     615%     730%     635%      62     126%     182%     208%     187%
 23     250%     597%     706%     616%      63     124%     178%     203%     183%
 24     250%     580%     684%     598%      64     122%     174%     197%     178%
 25     250%     562%     662%     579%      65     120%     170%     192%     174%
 26     250%     545%     640%     561%      66     119%     166%     187%     170%
 27     250%     528%     619%     544%      67     118%     162%     182%     166%
 28     250%     511%     599%     526%      68     117%     159%     177%     162%
 29     250%     494%     580%     509%      69     116%     155%     173%     159%
 30     250%     479%     561%     493%      70     115%     152%     169%     156%
 31     250%     463%     542%     477%      71     113%     149%     164%     152%
 32     250%     448%     525%     461%      72     111%     146%     160%     149%
 33     250%     433%     507%     446%      73     109%     144%     156%     146%
 34     250%     419%     491%     432%      74     107%     141%     153%     144%
 35     250%     406%     475%     418%      75     105%     139%     149%     141%
 36     250%     392%     459%     404%      76     105%     136%     146%     139%
 37     250%     380%     444%     391%      77     105%     134%     143%     136%
 38     250%     367%     430%     378%      78     105%     132%     140%     134%
 39     250%     356%     416%     366%      79     105%     130%     138%     132%
 40     250%     344%     403%     355%      80     105%     129%     135%     130%
 41     243%     333%     390%     343%      81     105%     127%     133%     128%

      GP TEST           CVA TEST                   GP TEST          CVA TEST
AGE   PERCENT    MALE    FEMALE   UNISEX     AGE   PERCENT   MALE    FEMALE   UNISEX
---   -------    ----    ------   ------     ---   -------   ----    ------   ------
 42     236%     323%     378%     333%      82     105%     125%     130%     127%
 43     229%     313%     366%     322%      83     105%     124%     128%     125%
 44     222%     303%     355%     312%      84     105%     122%     126%     123%
 45     215%     294%     344%     303%      85     105%     121%     124%     122%
 46     209%     285%     333%     294%      86     105%     120%     123%     121%
 47     203%     277%     323%     285%      87     105%     119%     121%     119%
 48     197%     268%     313%     276%      88     105%     118%     119%     118%
 49     191%     260%     304%     268%      89     105%     116%     118%     117%
 50     185%     253%     295%     260%      90     105%     116%     117%     116%
 51     178%     245%     286%     253%      91     104%     115%     115%     115%
 52     171%     238%     278%     245%      92     103%     114%     114%     114%
 53     164%     232%     270%     238%      93     102%     112%     113%     113%
 54     157%     225%     262%     232%      94     101%     111%     112%     111%
 55     150%     219%     254%     225%      95     100%     110%     110%     110%
 56     146%     213%     247%     219%      96     100%     109%     109%     109%
 57     142%     207%     240%     213%      97     100%     107%     107%     107%
 58     138%     202%     233%     208%      98     100%     106%     106%     106%
 59     134%     197%     227%     202%      99     100%     105%     105%     105%
                                            100+    100%     100%     100%     100%

DEATH BENEFIT OPTIONS

You may choose either of two Death Benefit Options:

DEATH BENEFIT OPTION 1

The Death Benefit on any date is:

      (a) the Face Amount of the Policy or, if greater, the Minimum Death Benefit, plus

      (b)   the Term Insurance Benefit of the FTIO Rider.

DEATH BENEFIT OPTION 2

The Death Benefit on any date is:

      (a) the Face Amount plus the Policy Value or, if greater, the Minimum Death Benefit, plus

      (b)   the Term Insurance Benefit of the FTIO Rider.

CHANGING THE DEATH BENEFIT OPTION

You may change the Death Benefit Option at any time. The change will take effect at the beginning of the next Policy Month at least 30 days after your written request is received at the Service Office. We reserve the right to limit changes that could cause the Policy to fail to qualify as life insurance for tax purposes.

A change in the Death Benefit Option will result in a change in the Face Amount and Scheduled Death Benefits to avoid any change in the amount of Death Benefit, as follows:

CHANGE FROM OPTION 1 TO OPTION 2

The new Face Amount will be:

      - the Face Amount prior to the change less the Policy Value on the date of the change.

The Scheduled Death benefit amounts for dates on or after the date of the change will be:

      - the amounts scheduled prior to the change less the Policy value on the date of the change.

Coverage Amounts will be reduced or eliminated in the order that they are listed in the Policy until the total decrease in Coverage Amounts equals the decrease in Face Amount.

Surrender Charges will not be assessed for reductions that are solely due to a change in the Death Benefit Option.

Example. A policy is issued with a Face amount of $100,000, Death Benefit Option 1, and the following schedule:

POLICY                       SCHEDULED
 YEAR                      DEATH BENEFIT
------                     -------------
   1                          100,000
   2                          125,000
   3                          150,000
   4                          175,000
   5+                         200,000

The Death Benefit Option is changed to Option 2 at the beginning of Policy Year
3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $90,000, (the Face Amount prior to the change less the Policy Value) and the Death Benefit Schedule after the change will become:

POLICY                       SCHEDULED
 YEAR                      DEATH BENEFIT
------                     -------------
  3                          140,000
  4                          165,000
  5+                         190,000

CHANGE FROM OPTION 2 TO OPTION 1

The new Face Amount will be:

      - the Face Amount prior to the change plus the Policy Value on the date of the change (but the new Face Amount will be no greater than the Scheduled Death Benefit on the date of the change.)

The resulting Face Amount increase amount will be added to the first Coverage Amount listed in the Policy.

 However, the Annual Premium Target for this Coverage Amount will not be increased and new Surrender Charges or Sales Loads will not apply, for an increase solely due to a change in the Death Benefit Option.

Example. A policy is issued with a Face amount of $100,000, Death Benefit Option 2, and the following schedule:

POLICY             SCHEDULED
 YEAR            DEATH BENEFIT
------           -------------
  1                 100,000
  2                 125,000
  3                 150,000
  4                 175,000
  5+                200,000

The Death Benefit Option is changed to Option 1 at the beginning of Policy Year
3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $110,000 (the Face Amount prior to the change plus the Policy Value), and the Death Benefit Schedule after the change will become:

POLICY             SCHEDULED
 YEAR            DEATH BENEFIT
------           -------------
  3                 160,000
  4                 185,000
  5+                210,000

CHANGING THE FACE AMOUNT AND SCHEDULED DEATH BENEFITS

At any time, you may request an increase or decrease to the Face Amount or any Scheduled Death Benefits effective on or after the date of change. We reserve the right to limit changes that could cause the Policy to fail to qualify as life insurance for tax purposes.

INCREASES IN FACE AMOUNT AND SCHEDULED DEATH BENEFITS

Increases in Face Amount and Scheduled Death Benefits are subject to the following conditions:

      1. Increases in Face Amount and Scheduled Death Benefits will require satisfactory evidence of the life insured's insurability.

      2. Increases will take effect at the beginning of the next Policy Month after we approve the request.

      3. We may refuse a requested increase that would not meet our requirements for new policy issues at the time due to the life insured's attained age or other factors.

      4. If the Face Amount is increased (other than as required by a Death Benefit Option change) then all Scheduled Death Benefits effective on or after the date of the change will be increased by the amount of the Face Amount increase.

NEW CHARGES FOR A FACE AMOUNT INCREASE

Coverage Amounts equal to the amount of the increase will be added to the Policy as follows:

First, Coverage Amounts that were reduced or eliminated by a prior Face Amount decrease will be restored.

Second, if needed, a new Coverage Amount will be added to the Policy with an Annual Premium Target and new Surrender Charges or Sales Loads. Any new Coverage Amount will be based on the life insured's Attained Age and other relevant factors on the effective date of the increase.

Premiums paid on or after the increase may be attributed to the new Coverage Amount and result in Surrender Charges or Sales Loads (see "Charges and Deductions - Attribution of Premiums").

DECREASES IN FACE AMOUNT AND SCHEDULED DEATH BENEFITS

Decreases in Face Amount and Scheduled Death Benefits are subject to the following conditions:

      1. Decreases in Face Amount and Scheduled Death Benefits will take effect at the beginning of the next Policy Month which is 30 days after your written request is received at the Service Office.

      2. If the Face Amount is decreased then all Scheduled Death Benefits effective on or after the date of the change will be decreased by the same amount.

      3. If at any time the Scheduled Death Benefit decreases to less than the Face Amount, the Face Amount will be decreased to be equal to the Scheduled Death Benefit at that time.

      4. Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the Policy. Surrender Charges may be assessed (see "Charges and Deductions - Sales Load or Surrender Charge").

DECREASES IN FACE AMOUNT UNDER DEATH BENEFIT OPTION 1 DUE TO A PARTIAL
WITHDRAWAL

If Death Benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount will be decreased by an amount equal to:

(a) minus (b) but not less than zero, where:

      (a) is the partial withdrawal amount plus any applicable Surrender Charge and

      (b) is the excess, if any, of the Policy's Minimum Death Benefit over its Face Amount, immediately prior to the partial withdrawal.

Decreases in Face Amount under Death Benefit Option 1 due to a Partial Withdrawal are subject to the following conditions:

      1. Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the Policy.

      2. All Scheduled Death Benefits effective on or after the date of the partial withdrawal will be decreased by the amount of the Face Amount decrease, unless you request otherwise and we approve.

      3. A Face Amount decrease due to a partial withdrawal will not incur any Surrender Charge in addition to that applicable to the partial withdrawal (see "Charges and Deductions - Sales Load or Surrender Charge").

EXAMPLE FOR FACE INCREASES AND DECREASES

A Policy is issued with the Sales Load option, a Face Amount of $100,000, Death Benefit Option 1, and a Death Benefit Schedule as follows:

POLICY            SCHEDULED
 YEAR           DEATH BENEFIT
------          -------------
 1                 100,000

 2                 125,000
 3                 150,000
 4                 175,000
 5+                200,000

Assume the following Policy activity:

    ACTIVITY                                    EFFECT ON POLICY                                  CHANGE IN BENEFIT SCHEDULE
--------------------        -----------------------------------------------------------------     --------------------------
In Policy Year 2,           The initial Coverage amount is reduced to $80,000.                                   SCHEDULED
the Face Amount is                                                                                POLICY YEAR   DEATH BENEFIT
reduced to                                                                                             2            105,000
$80,000.                                                                                               3            130,000
                                                                                                       4            155,000
                                                                                                       5+           180,000

In Policy Year 3,           The initial Coverage Amount (which earlier was reduced to                             SCHEDULED
the Face Amount is          $80,000) is restored to its original level of $100,000.               POLICY YEAR   DEATH BENEFIT
increased to                A new Coverage Amount for $20,000 is added to the Policy.                 3             170,000
$120,000                    This new coverage amount will have its own Annual Premium                 4             195,000
                            Target, and if applicable, its own Sales Load or Surrender Charges.       5+            220,000
                            A portion of the future premiums paid will be attributed to this
                            Coverage Amount to determine the amount of the Sales Load or
                             Surrender Charge.

In Policy Year 4, a         The Face Amount is reduced to $90,000. The most recent Coverage                       SCHEDULED
Partial Withdrawal of       Amount of $20,000 is reduced to $0, and the initial Coverage Amount   POLICY YEAR    DEATH BENEFIT
$30,000 is made.            is reduced to $90,000.                                                    4             165,000
                                                                                                      5             190,000

FACTORS THAT AFFECT THE DEATH BENEFIT

In the case of Death Benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Benefit Summary." These factors do not affect the Face Amount of the Policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the Policy does not lapse.

PREMIUM PAYMENTS

INITIAL PREMIUMS

No premiums will be accepted prior to receipt of a completed application by us. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return earned on amounts allocated to the Money Market Trust. No insurance will take effect before we approve the application and receive at least the Minimum Initial Premium.

On the Effective Date, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with your instructions, unless first allocated to the Money Market Trust for the duration of the right to examine period (see "Right to Examine the Policy").

SUBSEQUENT PREMIUMS

After the payment of the initial premium, premiums may be paid at any time during the lifetime of the life insured prior to Attained Age 100 and in any amount subject to the premium limitations described below. A Policy will be issued with a planned premium, which is based on the amount of premium you wish to pay. We will send you notices of your planned premium at the payment interval you select. However, you are under no obligation to make the planned premium payment.

Payment of premiums will not guarantee that the Policy will stay in force and failure to pay premiums will not necessarily cause the Policy to lapse. The Policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover Policy charges.

PREMIUM LIMITATIONS

If the Policy is issued under the GP Test, the total of all premiums paid may not exceed the then-current maximum premium limitations established by federal income tax law for the Policy to qualify as life insurance. The GP Test premium limits are stated in the Policy. If a premium is received which would result in total premiums exceeding the applicable GP Test limit, we will only accept that portion of the premium that will not exceed the limit. Any premium in excess of that amount will be returned.

If the Policy is issued under the CVA Test, there is no restriction on the amount of premiums that may be paid into a Policy, but you must provide satisfactory evidence of insurability before we accept any premium that would increase the Death Benefit by an amount greater than the increase in Policy Value.

PREMIUM ALLOCATION

You may allocate premiums to the Fixed Account and Investment Accounts. Allocations may be made as percentages that are between zero and 100% that sum to exactly 100%. Alternatively, you may allocate a premium in dollar amounts that sum to exactly the Net Premium amount. You may change premium allocations at any time and the change will take effect on the date a request for change satisfactory to us is received at the Service Office.

CHARGES AND DEDUCTIONS

PREMIUM LOAD

We will deduct a Premium Load as a percentage of each premium payment that is guaranteed never to exceed 2%. Currently, we waive this load in Policy Years 11 and later and charge 0%.

The charge is intended to cover a portion of the aggregate amount of various taxes and fees we pay to federal, state and local governments. It is not based on the actual premium tax rate of your state of residence or any other specific tax.

SALES LOAD OR SURRENDER CHARGE

Each Coverage Amount listed in the Policy is designated as having either a Sales Load or Surrender Charge. One or the other of these charges will apply to a Coverage Amount, but not both. This designation cannot be changed after a Coverage Amount is effective and, currently, the same alternative must apply to all Coverage Amounts.

Generally, Policy benefits will be approximately equal in present value under either alternative. However, there is no guarantee each alternative will perform the same in all circumstances. Therefore, you should obtain individualized illustrations for both charge structures. Current cost of insurance rates in early Policy Years will be higher for the Surrender Charge alternative.

The Sales Load or Surrender Charge is intended to cover a portion of our costs of marketing and distributing the policies.

ATTRIBUTION OF PREMIUMS

An Annual Premium Target is associated with each Coverage Amount. Annual Premium Targets are based on the Coverage Amount and the life insured's Attained Age, sex and smoking status on the effective date of the Coverage Amount. The Annual Premium Targets are listed with the Coverage Amounts in the Policy.

Premium payments will be attributed to Coverage Amounts that have been in effect for less than 5 years. Attribution will begin with the first applicable Coverage Amount that is listed in the Policy. The sum of all premium amounts attributed to a Coverage Amount in a Coverage Year is limited to the Annual Premium Target shown in the Policy. Premium amounts that exceed the Annual Premium Target will be attributed to the next listed Coverage Amount, up to its own Annual Premium Target. Attribution will continue in this manner until either the entire premium is attributed to Coverage Amounts or the Annual Premium Target is exceeded for all applicable Coverage Amounts.

SALES LOAD

We deduct a Sales Load from all premium amounts attributed to a Coverage Amount designated as having a Sales Load. The Sales Load is a percentage of premiums guaranteed never to exceed the percentages below. Currently we are charging these percentages.

COVERAGE YEAR       PERCENTAGE    COVERAGE YEAR        PERCENTAGE
-------------       ----------    -------------        ----------
      1                 8%              4                  2%
      2                 6%              5                  1%
      3                 3%              6+                 0%

SURRENDER CHARGE

We will deduct a Surrender Charge from the Net Policy Value upon elimination or reduction of a Coverage Amount designated as having a Surrender Charge during the first 9 Coverage Years. Coverage Amounts may be eliminated or reduced and a Surrender Charge assessed due to:

      -     surrender of the Policy for its Net Cash Surrender Value,

      -     a partial withdrawal which exceeds the Free Partial Withdrawal
            Amount,

      - a Face Amount decrease that is not solely due to a Death Benefit Option change, or

      -     lapse of the Policy.

The Surrender Charge for an applicable Coverage Amount is a percentage of the sum of all premiums attributed to it since its effective date. Surrender Charge percentages are guaranteed never to exceed those below. Currently, we are charging these percentages:

COVERAGE YEAR        PERCENTAGE        COVERAGE YEAR     PERCENTAGE
-------------        ----------        -------------     ----------
      1                 5.0%                 6              1.5%
      2                 4.0%                 7              1.0%
      3                 3.0%                 8              1.0%
      4                 2.5%                 9              0.5%
      5                 2.0%                10+             0.0%

Although the Surrender Charge percentages remain level or decrease as the Coverage Year increases, the total dollar amount of Surrender Charges may increase, as the total premium paid increases. Premiums paid in any Coverage Year in excess of the Annual Premium Target and premiums paid after the fifth Coverage Year may not add to the Surrender Charge, so the timing of premium payments may affect the amount of the Surrender Charge.

Depending upon circumstances such as premiums paid and performance of the underlying investment options, there may be a Policy Value but no Cash Surrender Value available due to the existence of the Surrender Charge.

Unless otherwise allowed by us and specified by you, Surrender Charges will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Account bears to the Net Policy Value.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

We will assess a portion of the Surrender Charge if you take a partial withdrawal that exceeds the Free Withdrawal Amount. The Free Withdrawal Amount is 10% of the Net Cash Surrender Value at the time of the withdrawal less the amount of any partial withdrawals already taken in the same Policy Year.

The portion of the Policy's total Surrender Charge that will be assessed is the ratio of (a) to (b), where (a) is the amount being withdrawn in excess of the Free Withdrawal Amount and (b) is the Net Cash Surrender Value immediately prior to the withdrawal. The remaining Surrender Charges for all Coverage Amounts will be reduced in the same proportion that the Surrender Charge assessed bears to the Policy's total Surrender Charge immediately prior to the partial withdrawal.

SURRENDER CHARGES ON A FACE AMOUNT DECREASE

We will assess a portion of the Surrender Charge upon a Face Amount decrease that is not required due to a Death Benefit Option change or partial withdrawal. For each Coverage Amount that is reduced or eliminated as a result of the decrease, we will assess a portion of any applicable Surrender Charge. The proportion of the Surrender Charge that is assessed will be the ratio of amount by which the Coverage Amount is reduced to the Coverage Amount prior to reduction. The remaining Surrender Charges for affected Coverage Amounts will be reduced by the same ratio.

MONTHLY DEDUCTIONS

On the Policy Date and at the beginning of each Policy Month prior to Attained Age 100, a deduction is due from the Net Policy Value to cover certain charges described below. Monthly deductions due prior to the Policy's Effective Date will be taken on the Effective Date. Unless otherwise allowed by us and specified by you, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Account bears to the Net Policy Value.

ADMINISTRATION CHARGE

Currently we deduct a charge of $12 per Policy Month, which is guaranteed never to be exceeded. This charge is intended to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under a Policy.

COST OF INSURANCE CHARGE

A monthly charge for the cost of insurance is paid to the Company and is determined by multiplying a cost of insurance rate by the net amount at risk at the beginning of each Policy Month.

A net amount at risk is equal to the greater of zero, or (a) minus (b), where

      (a) is the applicable death benefit amount on the first day of the month, divided by 1.0024663; and

      (b) is the Policy Value attributed to that death benefit amount on the first day of the month.

Cost of insurance rates and net amounts at risk are determined separately for each Coverage Amount and for the excess of the Death Benefit over the Face Amount (the Face Amount is the sum of the Coverage Amounts).

ATTRIBUTION OF POLICY VALUE FOR NET AMOUNTS AT RISK

To determine the net amounts at risk, the Policy Value will be attributed to Coverage Amounts in the order listed in the Policy. The amount of Policy Value attributed to a Coverage Amount will be limited to the amount that results in zero net amount at risk, and any excess Policy Value will then be attributed to the next listed Coverage Amount. Attribution will continue in this manner until either the entire Policy Value is attributed or the end of the list of Coverage Amounts is reached. Any remaining Policy Value will then be attributed to the excess of the Death Benefit over the Face Amount.

CURRENT COST OF INSURANCE RATES

Cost of insurance rates are determined separately for each Coverage Amount and the excess of the Death Benefit over the Face Amount. There are different current cost of insurance rate bases for:

      -     Coverage Amounts having Sales Loads,

      -     Coverage Amounts having Surrender Charges, and

      - The excess of the Death Benefit over the Face Amount, including any Term Insurance Benefit under the FTIO Rider.

The cost of insurance rate in a specific Policy Month for an applicable death benefit amount will depend on:

      - the cost of insurance rate basis for the applicable death benefit amount,

      - the life insured's Attained Age, sex (unless unisex rates are required by law) and smoking status on the effective date of the applicable death benefit amount,

      -     the underwriting class of the applicable death benefit amount,

      - the Coverage Year, or Policy Year for the excess of the Death Benefit over the Face Amount,

      -     any extra charges for substandard ratings, as stated in the Policy.

Since the net amount of risk for Death Benefit Option 2 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlyling investment options chosen, payment of premiums and charges assessed.

Cost of insurance rates will generally increase with the life insured's age and the Coverage Year.

Cost of insurance rates reflect our expectation as to future mortality experience. They are also intended to cover our general costs of providing the Policy, to the extent that these costs are not covered by other charges. Current cost of insurance rates may be changed by us on a basis that does not unfairly discriminate within the class of lives insured.

GUARANTEED MAXIMUM COST OF INSURANCE RATES

In no event will the cost of insurance rates we charge exceed the guaranteed maximum rates set forth in the Policy, except to the extent that an extra charge is imposed for a substandard rating. The guaranteed rates are the 1980 Commissioners Standard Ordinary Sex Distinct (unless unisex rates are required by law) ANB Aggregate Ultimate Mortality Tables. Current cost of insurance rates may be less than the guaranteed rates.

ASSET BASED RISK CHARGE DEDUCTED FROM INVESTMENT ACCOUNTS

We assess a daily charge against amounts in the Investment Accounts. This charge is intended to compensate us for insurance risks we assume under the Policy, such as benefit payments and expenses that are higher than we expected. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

The charge is a percentage of amounts in the Investment Accounts, which will reduce Unit Values of the sub-accounts. The charge is guaranteed never to exceed 0.0013699% (a annual rate of 0.50%). Currently, we charge the following rates:

POLICY YEAR            DAILY ASSET BASED RISK CHARGE              ANNUAL RATE
-----------            -----------------------------              -----------
   1-10                          0.0013699%                          0.50%
    11+                          0.0006849%                          0.25%

INVESTMENT MANAGEMENT FEES AND EXPENSES

The investment management fees and expenses of the Portfolios, the underlying variable investment options for the Policy, are set forth in the Portfolio prospectuses.

REDUCTION IN CHARGES AND ENHANCED SURRENDER VALUES

The Policy is designed for employers and other sponsoring organizations that may purchase multiple policies as a Case. The size or nature of the Case may result in expected savings of sales, underwriting, administrative or other costs. If so, we expect to offer reductions of Policy charges and enhancements of surrender value. Eligibility for reductions and enhancements and the amounts available will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyholder, the nature of the relationship among the lives insured, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of our expenses. Some of reductions and enhancements may be guaranteed and others may be subject to restrictions or to withdrawal or modification, on a uniform Case basis. We may change the nature and amount of reductions and enhancements available from time to time. Reductions and enhancements will be determined in a way that is not unfairly discriminatory to policyholders.

COMPANY TAX CONSIDERATIONS

Currently, we make no specific charge to the Separate Account for any federal, state, or local taxes that we incur that may be attributable to such Account or to the Policy. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of tax laws that we determines to be attributable to the Separate Account or to the Policy.

POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the Death Benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Return Summary."

INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manulife USA. See "The General Account - Fixed Account".

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manulife USA that is lower than the loan interest rate charged on Policy Debt. See "Policy Loans - Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are cancelled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or cancelled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day that is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or Death Benefit to be made on a day that is not a Business Day will be made on the next Business Day.

UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the that sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) minus (c), where:

      (a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transaction are made on that day;

      (b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transaction were made for that day; and

      (c) is a charge not exceeding the daily mortality and expense risk charge shown in the "Charges and Deductions - Asset Based Risk Charge Deducted from Investment Accounts" section.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE

Subject to the restrictions set forth below, the policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under "Transfers Involving Fixed Accounts."

None of the portfolios which are investment options for the Policy are designed for short-term investing since such activity may increase portfolio transaction costs and be disruptive to management of a portfolio (affecting a subadviser's ability to effectively manage a portfolio in accordance with its investment objective and policies). Management of the Trust will monitor purchases and redemptions of Trust shares. If management of the Trust becomes aware of short-term trading that it believes, in its sole discretion, is significantly disrupting (or may potentially significantly disrupt) management of a portfolio or materially increasing portfolio transaction costs ("Disruptive Short-Term Trading"), the Trust may impose restrictions on such trading. The Trust's participation agreement with the Company requires the Company to impose trading restrictions on its policy owners if requested by the Trust. In addition, the Company also has a policy to restrict transfers to two per month per Policy. (For purposes of this restriction, all transfers made during the period from the opening of trading each day the net asset value of the shares of the Trust are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.)) are considered one transfer.) Policyowners may, however, transfer to the Money Market Trust even if the two transfer per month limit has been reached if 100% of the Policy Value is transferred to the Money Market Trust. If such a transfer to the Money Market Trust is made, for a 30 day period after such transfer, no subsequent transfers from the Money Market Trust to another investment option may be made. This restriction is applied uniformly to all policyowners. The Company also reserves the right to take other actions to restrict trading as noted below.

Actions that the Company may take to restrict trading include, but are not limited to:

      -     restricting the number of transfers made during a defined period,

      -     restricting the dollar amount of transfers,

      - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail), and

      -     restricting transfers into and out of certain subaccounts.

Policyowners should note that while the Trust and the Company seek to identify and prevent Disruptive Short-Term Trading, it is not always possible to do so. Therefore, no assurance can be given that the Trust and the Company will successfully impose restrictions on all Disruptive Short-Term Trading. If the Trust and Company are unsuccessful in restricting Disruptive Short-Term Trading, the portfolios may incur higher brokerage costs and may maintain higher cash levels, limiting their ability to achieve their investment objective.

The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iv) in "Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the Portfolios. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Portfolios.

TRANSFER REQUESTS

Transfer requests may be made in writing in a format satisfactory to us. From time to time we may offer you alternate means of communicating transfer requests to us, such as electronic mail, the Internet or telephone. We will use reasonable procedures to confirm that instructions received by alternate means are genuine and we will not be liable for following instructions we have reasonably determined to be genuine.

LIMITATIONS ON TRANSFERS FROM THE FIXED ACCOUNT

The maximum amount that may be transferred from the Fixed Account in any Policy Year is 25% of the Fixed Account Value at the previous Policy Anniversary. Any transfer that involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust. We may allow greater amounts to be transferred from the Fixed Account if a systematic plan of withdrawals is agreed to in advance. For example, we will allow the transfer of 20%, 25%, 33%, 50% and 100% of the remaining balance in the Fixed Account in five successive years provided we agree in advance in writing and that no amounts are transferred into the Fixed Account during the 5 year period.

POLICY LOANS

At any time while the Policy is in force, you may borrow against the Policy Value. The Policy is the only security for the loan. Policy loans may have tax consequences. See "Tax Treatment of Policy Benefits - Policy Loan Interest."

A policy loan will affect future Policy Values, since the portion of the Policy Value in the Loan Account will receive the loan interest credited rate rather than varying with the performance of the underlying Portfolios or increasing at the Fixed Account interest credited rate. A policy loan may cause a Policy to be more susceptible to lapse since it reduces the Net Cash Surrender Value from which monthly deductions are taken. A policy loan causes the amount payable upon death of the life insured to be reduced by the amount of outstanding Policy Debt.

MAXIMUM LOAN

The amount of any loan cannot exceed the amount that would cause the Policy Debt to equal the Policy's Cash Surrender Value less the monthly deductions due from the date of the loan to the to the next Policy Anniversary.

INTEREST CHARGED ON POLICY LOANS

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 4%.

LOAN ACCOUNT

When a loan is made, an amount equal to the loan will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. You may designate how this amount is allocated among the Accounts. If you give no instructions, the amount transferred will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT

Policy Value in the Loan Account will earn interest at an effective annual rate guaranteed to be at least 3.25%. We may declare a current interest rate that is greater than this, subject to change at any time. The excess of the loan interest charged rate (4%) over the loan interest credited rates will result in a net charge against the Policy Value with respect to any Policy Debt. Currently we credit loan interest rates which vary by Policy Year as follows:

                           CURRENT LOAN INTEREST          EXCESS LOAN INTEREST
POLICY YEARS                  CREDITED RATES                  CHARGED RATE
------------               ---------------------          --------------------
    1-10                           3.25%                         0.75%
      11+                          3.75%                         0.25%

LOAN ACCOUNT ADJUSTMENTS

On the first day of each Policy Month the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. The amount transferred will be allocated to the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Account bears to the Net Policy Value.

LOAN REPAYMENTS

Policy Debt may be repaid, in whole or in part, at any time prior to the death of the life insured while the Policy is in force. A loan repayment amount will be credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts in the same proportion as the Policy Value in each Account bears to the Net Policy Value.

Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

A Policy may be surrendered for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charges, monthly deductions due and Policy Debt. The Net Cash Surrender Value will be determined at the end of the Business Day on which we receive the Policy and a written request for surrender at the Service Office. When a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

PARTIAL WITHDRAWALS

You may make a partial withdrawal of the Net Cash Surrender Value at any time. You may designate how the withdrawal amount is allocated among the Investment Account and the Fixed Account. If you give no instructions, the withdrawal amount will be allocated among the Accounts in the same proportion as the Policy Value in each Account bears to the Net Policy Value.

Surrender Charges may be assessed on a Partial Withdrawal. See "Charges and Deductions - Surrender Charges." The Death Benefit may be reduced as a result of a Partial Withdrawal. See "Death Benefits - Decreases in Face Amount under Death Benefit Option 1 due to a Partial Withdrawal").

LAPSE AND REINSTATEMENT

LAPSE

A Policy will go into default if at the beginning of a Policy Month if the Net Cash Surrender Value would go below zero after deducting the monthly deduction then due. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy - Tax Treatment of Policy Benefits - Surrender or Lapse." We will notify you of the default and will allow you a 61-day grace period in which to make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium load. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

DEATH DURING GRACE PERIOD

If the life insured should die during the grace period, the Policy Value used in the calculation of the Death Benefit will be the Policy Value on the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

REINSTATEMENT

You may reinstate a Policy that has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

      (a) The Policy must not have been surrendered for its Net Cash Surrender Value;

      (b) Evidence of the life insured's insurability satisfactory to us must be provided; and

      (c) A premium equal to the payment required during the grace period following default to keep the Policy in force is paid.

THE GENERAL ACCOUNT

The general account of Manulife USA consists of all assets owned by us other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, we have sole discretion over investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of Manulife USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT

You may allocate net premiums to the Fixed Account or transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. Manulife USA will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT

The Policy Value in the Fixed Account is equal to:

      (a)   the portion of the net premiums allocated to it; plus

      (b)   any amounts transferred to it; plus

      (c)   interest credited to it; less

      (d)   any charges deducted from it; less

      (e)   any partial withdrawals from it; less

      (f)   any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle you to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. We may declare a current interest rate in excess of the guaranteed rate, subject to change at any time.

OTHER PROVISIONS OF THE POLICY

POLICYHOLDER RIGHTS

Unless otherwise restricted by a separate agreement, you may:

      -     Vary the premiums paid under the Policy.

      -     Change the Death Benefit Option.

      -     Change the premium allocation for future premiums.


      -     Take loans and/or partial withdrawals.

      -     Surrender the contract.

      -     Transfer ownership to a new owner.

      - Name a contingent owner that will automatically become owner if you die before the life insured.

      -     Change or revoke a contingent owner.

      -     Change or revoke a beneficiary.

ASSIGNMENT OF RIGHTS

We will not be bound by an assignment until we receive a copy of the assignment at the Service Office. We assume no responsibility for the validity or effects of any assignment.

BENEFICIARY

You may appoint one or more beneficiaries of the Policy by naming them in the application. Beneficiaries may be appointed in three classes - primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the life insured's lifetime by giving written notice in a form satisfactory to us. If the life insured dies and there is no surviving beneficiary, you, or your estate if you are the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.

INCONTESTABILITY

We will not contest the validity of a Policy after it has been in force during the life insured's lifetime for two years from the Issue Date stated in the Policy, nor will we contest the validity of an increase in Face Amount after it has been in force during the life insured's lifetime for two years. If a Policy has been reinstated, we can contest any misrepresentation of a fact material to the reinstatement for a period of two years after the reinstatement date.

MISSTATEMENT OF AGE OR SEX

If the life insured's stated age or sex or both in the Policy are incorrect, we will change the Face Amount so that the Death Benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION

If the life insured, whether sane or insane, dies by suicide within two years from the Issue Date stated in The Policy (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), we will pay only the premiums paid less any partial withdrawals and any Policy Debt. If the life insured should die by suicide within two years after a Face Amount increase, the Death Benefit for the increase will be limited to the monthly deductions for the increase. At our discretion, this provision may be waived, such as policies purchased in conjunction with certain existing benefit plans.

SUPPLEMENTARY BENEFITS

Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including the FTIO Rider (see "Death Benefits - Flexible Term Insurance Option Rider") and, in the case of a Policy owned by a corporation or other similar entity, a benefit permitting a change in the life insured (a taxable event). More detailed information concerning this supplementary benefit may be obtained from us. There is no cost for any supplementary benefit currently offered by us, with the exception of FTIO Rider (see "Charges and Deductions - Monthly Deductions").

TAX TREATMENT OF THE POLICY

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the Service. MANULIFE USA DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICY.

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax adviser should be consulted for advice on the tax attributes of the particular arrangement.

Manulife USA is taxed as a life insurance company. Because the operations of the Separate Account are a part of, and are taxed with, our operations, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, we are not taxed on the investment income and capital gains of the Separate Account, but we may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. Our use of these tax credits or deductions will not adversely affect or benefit the Separate Account. We do not anticipate that it will be taxed on the income and gains of the Separate Account in the future, but if we are, we may impose a corresponding charge against the Separate Account.

LIFE INSURANCE QUALIFICATION

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Internal Revenue Code, and thereby to enjoy the tax benefits of such a contract:

      1.    The Policy must satisfy the definition of life insurance under
            Section 7702 of the Code.

      2. The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

      3. The Policy must be a valid life insurance contract under applicable state law.

      4. The policyholder must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium Test. By limiting cash value at any time to the net single premium that would be required in order to fund future benefits under the contract, the Cash Value Accumulation Test in effect requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

With respect to a Policy which is issued on the basis of a standard rate class, we believe (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

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

With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyholder pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Portfolios, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how each Portfolio's assets are to be invested. We believe that the Separate Account will thus meet the diversification requirement, and we will monitor continued compliance with the requirement.

STATE LAW

A Policy must qualify as a valid life insurance contract under applicable state laws. State regulations require that the policyholder have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyholder's gross income. The IRS has stated in published rulings that a variable policyholder will be considered the owner of separate account assets if the policyholder possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyholder), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyholders were not owners of separate account assets. For example, the Policy has many more portfolios to which policyholders may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes. We believe that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a policy loan, partial withdrawal, surrender, change in ownership, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyholder or beneficiary.

DEATH BENEFIT

The death benefit under the Policy should be generally excludible from the gross income of the beneficiary under Section 101(a)(1) of the Code. A transfer of the Policy for valuable consideration, however, may cause a portion of the death benefit to be taxable (See "Other Transactions" below).

CASH VALUES

Generally, the policyholder will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

INVESTMENT IN THE POLICY

Investment in the Policy means:

      (a) the aggregate amount of any premiums or other consideration paid for the Policy; minus

      (b) the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyholder (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract or "MEC," to the extent such amount has been excluded from gross income, will be disregarded); plus

      (c) the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyholder.

The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

SURRENDER OR LAPSE

Upon a complete surrender or lapse of a Policy or when benefits are paid at a policy's maturity date, if the amount received plus the amount of Policy Debt exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

If, at the time of lapse, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements.

DISTRIBUTIONS

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MEC.

DISTRIBUTIONS FROM NON-MECS

A distribution from a non-MEC is generally treated as a tax-free recovery by the policyholder of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. Loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyholder.

Force Outs

An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyholder in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

DISTRIBUTIONS FROM MECS

Policies classified as MECs will be subject to the following tax rules:

      (a) First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.

      (b) Second, loans taken from or secured by such a Policy and assignments and pledges of any part of its value are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.

      (c) Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan:

            (i)   is made on or after the policyholder attains age 59 1/2;

            (ii)  is attributable to the policyholder becoming disabled; or

            (iii) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyholder or the joint lives (or joint life expectancies) of the policyholder and the policyholder's beneficiary.

These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

Definition of Modified Endowment Contracts

Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven policy years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the Policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyholder should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

Material Changes

A Policy that is not a MEC may become a MEC if it is "materially changed". If there is a material change to the Policy, the seven year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

Reductions in Face Amount

If there is a reduction in benefits during the first seven policy years, the seven-pay premium limit is recalculated as if the Policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by us to provide a payment schedule that will not violate the seven pay test.

Exchanges

A life insurance contract received in exchange for a MEC will also be treated as a MEC.

Processing of Premiums

If a premium, which would cause the Policy to become a MEC, is received within 23 days of the next Policy Anniversary, we will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next Policy Anniversary, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. (Any amount that would still be excess premium will be refunded to the policyholder). The policyholder will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. (If the policyholder does not respond, the premium and interest will be applied as described above).

If a premium, which would cause the Policy to become a MEC, is received more than 23 days prior to the next Policy Anniversary, we will refund any excess premium to the policyholder. The portion of the premium which is not excess will be applied as of the date received. The policyholder will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

Multiple Policies

All MEC's that are issued by a Company (or its affiliates) to the same policyholder during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

POLICY LOAN INTEREST

Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies issued after June 8, 1997 bear to the sum of such average unborrowed cash values and the average adjusted bases for all other assets of the taxpayer.

If the policyholder is an individual, and if the taxpayer is a business and is not the policyholder, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

POLICY EXCHANGES

A policyholder generally will not recognize gain upon the exchange of a Policy for another life insurance policy covering the same life insured and issued by us or another insurance company, except to the extent that the policyholder receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyholder's Investment in the Policy.

OTHER TRANSACTIONS

A transfer of the Policy, a change in the owner, a change in the life insured, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the life insured may in certain circumstances be includible in taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyholder and beneficiary.

ALTERNATE MINIMUM TAX

Corporate owners may be subject to Alternate Minimum Tax on the annual increases in Cash Surrender Values and on the Death Benefit proceeds.

INCOME TAX REPORTING

In certain employer-sponsored life insurance arrangements, including equity split-dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

      (a)   the value each year of the life insurance protection provided;

      (b)   an amount equal to any employer-paid premiums;

      (c)   income equal to imputed interest on deemed employer loan; or

      (d) some or all of the amount by which the current value exceeds the employer's interest in the Policy.

Participants should consult with their tax adviser to determine the tax consequences of these arrangements.

OTHER INFORMATION

PAYMENT OF PROCEEDS

As long as the Policy is in force, we will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at the Service Office of all the documents required for such a payment. We may delay the payment of any policy loans, surrenders, partial withdrawals, or insurance benefit that depends on Fixed Account values for up to six months or in the case of any Investment Account for any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (2) and (3) exist.

REPORTS TO POLICYHOLDERS

Within 30 days after each Policy Anniversary, we will send you a statement showing, among other things:

      -     the amount of Death Benefit;

      - the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

      - the value of the units in each Investment Account to which the Policy Value is allocated;

      -     the Policy Debt and any loan interest charged since the last report;

      - the premiums paid and other Policy transactions made during the period since the last report; and

      -     any other information required by law.

You will also be sent an annual and a semi-annual report for the Portfolios, which will include a list of the securities, held in each Portfolio as required by the 1940 Act.

RESPONSIBILITIES OF MFC

MFC entered into an agreement with Manulife Financial Securities, LLC ("Manulife Financial Securities") pursuant to which MFC, on behalf of Manulife Financial Securities will pay the sales commissions in respect of the Policies and certain other policies issued by Manulife USA, prepare and maintain all books and records required to be prepared and maintained by Manulife Financial Securities with respect to the Policies and such other policies, and send all confirmations required to be sent by Manulife Financial Securities with respect to the Policies and such other policies. Manulife Financial Securities will promptly reimburse MFC for all sales commissions paid by MFC and will pay MFC for its other services under the agreement in such amounts and at such times as agreed to by the parties.

MFC has also entered into a Service Agreement with Manulife USA pursuant to which MFC will provide to Manulife USA with issue, administrative, general services and recordkeeping functions on behalf of Manulife USA with respect to all of its insurance policies including the Policies.

Finally, Manulife USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

VOTING RIGHTS

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio. Manulife USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manulife USA will vote shares held in the sub-accounts in accordance with instructions received from policyholders having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyholders are received, including shares not attributable to the Policies, will be voted by Manulife USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manulife USA to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyholder is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manulife USA, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

Manulife USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove such changes in accordance with applicable federal regulations. If Manulife USA does disregard voting instructions, it will advise policyholders of that action and its reasons for such action in the next communication to policyholders.

SUBSTITUTION OF PORTFOLIO SHARES

It is possible that in the judgment of the management of Manulife USA, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, Manulife USA may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

Manulife USA also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS

The Service Office is responsible for performing all administrative functions, such as decreases, increases, surrender and partial withdrawals, and fund transfers although certain of these functions may be delegated to McCamish Systems, L.L.C., 6425 Powers Ferry Road, Atlanta, Georgia 30339.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by us. All financial transactions will be handled by us. All reports required to be made and information required to be given will be provided the Company or by McCamish Systems on behalf of us.

STATE REGULATIONS

Manulife USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

Manulife USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

FURTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

For further information you may also contact Manulife USA's Home Office, the address and telephone number of which are on the first page of the prospectus.

ILLUSTRATIONS

The tables illustrating the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time are set forth in Appendix B to this prospectus.

FINANCIAL STATEMENTS

The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information.

                             APPENDIX A: DEFINITIONS

ANNUAL PREMIUM TARGET: is an amount set forth in the Policy that limits the amount of premium attributable to a Coverage Amount in Surrender Charge or Sales Load calculations.

ATTAINED AGE: is the Issue Age of the life insured plus the number of completed Policy Years.

BUSINESS DAY: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

CASE: is a group of Policies insuring individual lives with common employment or other relationship, independent of the Policies.

CASH SURRENDER VALUE: is the Policy Value less the Surrender Charge and any outstanding monthly deductions due.

COVERAGE AMOUNT: is an amount of insurance coverage under the Policy with a distinct effective date. The Face Amount of the Policy at any time is the sum of the Coverage Amounts in effect.

COVERAGE YEAR: is a one-year period beginning on a Coverage Amount's effective date and on each anniversary of this date. For Coverage Amounts in effect on the Policy's Effective Date, the Coverage Year is the same as the Policy Year.

FIXED ACCOUNT: is the part of the Policy Value that reflects the value you have in our general account.

INVESTMENT ACCOUNT: is the part of the Policy Value that reflects the value you have in one of the sub-accounts of the Separate Account.

ISSUE AGE: is the life insured's age on the birthday closer to the Policy Date.

LOAN ACCOUNT: is the part of the Policy Value that reflects policy loans and interest credited to the Policy Value in connection with such loans.

MINIMUM INITIAL PREMIUM: is the sum of the Monthly Deductions due for the first 3 Policy Months plus the Premium Charges deductible from this amount.

NET CASH SURRENDER VALUE:  is the Cash Surrender Value less the Policy Debt.

NET POLICY VALUE:  is the Policy Value less the value in the Loan Account.

NET PREMIUM:  is the premium paid less the Premium Load and Sales Load.

POLICY DATE, POLICY ANNIVERSARY, POLICY MONTH AND POLICY YEAR: Policy Date is the date from which the first Monthly Deductions are calculated and from which Policy Years, Policy Months, and Policy Anniversaries are measured.

POLICY DEBT: on any date is the aggregate amount of policy loans, including borrowed and accrued interest, less any loan repayments.

POLICY VALUE: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

SERVICE OFFICE: is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5, or such other address as we specify to you by written notice.

                            APPENDIX B: ILLUSTRATIONS

ILLUSTRATIONS

The following tables illustrate the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time.

ASSUMPTIONS

         - Hypothetical gross annual investment returns for the Portfolios offered as investment options through the Policy (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6%, and 12% over the periods indicated.

         - A life insured who is a male, Issue Age 45, non-smoker. Short Form Underwriting was used.

         - A Face Amount of $365,000 and Death Benefit Option 1 in all Policy Years.

         - Payment of an annual premium of $20,000 on the first day of each of the first seven Policy Years.

         - All policy values are allocated to the Investment Accounts for the entire period shown.

         -        There are no partial withdrawals or policy loans.

         -        Tables 1, 2, and 3 assume a Surrender Charge

         -        Tables 4, 5, and 6 assume a Sales Load.

         -        The Cash Value Accumulation Test is used.

         - All currently applicable charges and deductions are assessed against the Policy, i.e. a Premium Load, Sales Load or Surrender Charge, monthly Cost of Insurance Charge and Administration Charge and an Asset Based Risk Charge deducted daily from Investment Accounts. The first set of columns in each table, under the heading "Current Charges", assumes rates of charges and deductions that we currently expect to charge. The second set of columns, under the heading "Guaranteed Charges", assumes maximum rates of charges and deductions.

         - The amounts shown in the Tables also take into account the Portfolios' investment management fees and other expenses, which are assumed to be at an annual rate 1.065% of the average daily net assets of the portfolio.

The Death Benefits, Policy Values, and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6%, and 12%, but fluctuated over and under those averages throughout the years. The values would also be different depending on the allocation of the Policy Value among the Portfolios, if the actual rates of return averaged 0%, 6%, or 12%, but the rates of each Portfolio varied above and below such averages.

The gross annual rates of returns correspond to net annual rates of return according to the table below:

                                           GROSS RATE OF RETURN
                       POLICY YEAR    0.00%      6.00%          12.00%
                       -----------    -----      -----          ------
NET RATE OF RETURN        1-10        -1.57      4.44           10.44
                            11+       -1.27      4.74           10.74

Current Cost of Insurance are below the guaranteed rates in many instances and may be changed. The Premium Load rate and Asset Based Risk Charge rate we currently expect to charge in Policy Years 11 and later are below the guaranteed rates and may be changed.

The tables reflect a policyholder with certain characteristics (such as age and sex) and assuming certain expenses and rates of return. The actual results of a particular policyholder will vary based on the policyholders characteristics, the actual expenses of the policy and the actual rates of return of the assets held in the subaccounts. Illustrations for smokers would show less favorable results than the illustrations shown below.

Upon request, the Company will furnish a comparable illustration based on the proposed life insured's Issue Age, sex (unless unisex rates are required by law, or are requested) and risk class, any additional ratings and the death benefit option, Face Amount, Death Benefit Schedule (if applicable), and planned premium requested.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include cash surrender values and death benefit figures computed or using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables.

The Policies were first sold to the public on January 1, 2003. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be the same as for the first full year the Policies were offered.

              TABLE 1 - SURRENDER CHARGE - SHORT FORM UNDERWRITING
                  Hypothetical Gross Investment Return of 0.00%

                                                           Current Charges
-----------------------------------------------------------------------------------------------------------------------------------
                   Premium      Policy     plus        less      less       plus        Policy                 Net Cash      Death
 Pol    Annual      Accum       Value       Net        Admin     Cost      Invest        Value       Surr      Surrender    Benefit
Year   Premium      at 5%       Beg Yr    Premium      Fees     of Ins    Earning       End Yr      Charge       Value       End Yr
  1     20,000      21,000           0     19,600       144      1,430       -293       17,733      1,000        16,733     365,000
  2     20,000      43,050      17,733     19,600       144      1,487       -570       35,132      1,600        33,532     365,000
  3     20,000      66,203      35,132     19,600       144      1,550       -842       52,195      1,800        50,395     365,000
  4     20,000      90,513      52,195     19,600       144      1,610     -1,109       68,932      2,000        66,932     365,000
  5     20,000     116,038      68,932     19,600       144      1,632     -1,370       85,385      2,000        83,385     365,000
  6     20,000     142,840      85,385     19,600       144      1,686     -1,627      101,528      1,500       100,028     365,000
  7     20,000     170,982     101,528     19,600       144      1,694     -1,880      117,409      1,000       116,409     365,000
  8          0     179,531     117,409          0       144      1,849     -1,821      113,596      1,000       112,596     365,000
  9          0     188,508     113,596          0       144      2,038     -1,759      109,655        500       109,155     365,000
 10          0     197,933     109,655          0       144      2,255     -1,696      105,561          0       105,561     365,000
 11          0     207,830     105,561          0       144      2,409     -1,318      101,690          0       101,690     365,000
 12          0     218,221     101,690          0       144      2,454     -1,269       97,824          0        97,824     365,000
 13          0     229,132      97,824          0       144      2,228     -1,221       94,230          0        94,230     365,000
 14          0     240,589      94,230          0       144      1,996     -1,177       90,913          0        90,913     365,000
 15          0     252,619      90,913          0       144      1,812     -1,137       87,819          0        87,819     365,000
 16          0     265,249      87,819          0       144      1,783     -1,098       84,795          0        84,795     365,000
 17          0     278,512      84,795          0       144      1,887     -1,059       81,706          0        81,706     365,000
 18          0     292,438      81,706          0       144      2,099     -1,018       78,445          0        78,445     365,000
 19          0     307,059      78,445          0       144      2,431       -975       74,896          0        74,896     365,000
 20          0     322,412      74,896          0       144      2,797       -927       71,027          0        71,027     365,000
 25          0     411,489      52,844          0       144      4,881       -634       47,185          0        47,185     365,000
 30          0     525,176      17,467          0       144      9,540       -155        7,628          0         7,628     365,000

                                                         Guaranteed Charges
-----------------------------------------------------------------------------------------------------------------------------------
                   Premium      Policy     plus        less      less       plus        Policy                 Net Cash      Death
 Pol    Annual      Accum       Value       Net        Admin     Cost      Invest        Value       Surr      Surrender    Benefit
Year   Premium      at 5%       Beg Yr    Premium      Fees     of Ins    Earning       End Yr      Charge       Value       End Yr
  1     20,000      21,000           0     19,600       144      1,571       -292       17,592      1,000        16,592     365,000
  2     20,000      43,050      17,592     19,600       144      1,614       -567       34,868      1,600        33,268     365,000
  3     20,000      66,203      34,868     19,600       144      1,654       -837       51,833      1,800        50,033     365,000
  4     20,000      90,513      51,833     19,600       144      1,688     -1,102       68,499      2,000        66,499     365,000
  5     20,000     116,038      68,499     19,600       144      1,723     -1,363       84,869      2,000        82,869     365,000
  6     20,000     142,840      84,869     19,600       144      1,753     -1,619      100,953      1,500        99,453     365,000
  7     20,000     170,982     100,953     19,600       144      1,791     -1,870      116,748      1,000       115,748     365,000
  8          0     179,531     116,748          0       144      1,983     -1,809      112,812      1,000       111,812     365,000
  9          0     188,508     112,812          0       144      2,205     -1,746      108,717        500       108,217     365,000
 10          0     197,933     108,717          0       144      2,460     -1,679      104,433          0       104,433     365,000
 11          0     207,830     104,433          0       144      2,740     -1,610       99,939          0        99,939     365,000
 12          0     218,221      99,939          0       144      3,052     -1,537       95,206          0        95,206     365,000
 13          0     229,132      95,206          0       144      3,387     -1,460       90,215          0        90,215     365,000
 14          0     240,589      90,215          0       144      3,755     -1,379       84,937          0        84,937     365,000
 15          0     252,619      84,937          0       144      4,161     -1,293       79,339          0        79,339     365,000
 16          0     265,249      79,339          0       144      4,623     -1,201       73,370          0        73,370     365,000
 17          0     278,512      73,370          0       144      5,151     -1,103       66,972          0        66,972     365,000
 18          0     292,438      66,972          0       144      5,763       -998       60,067          0        60,067     365,000
 19          0     307,059      60,067          0       144      6,476       -884       52,564          0        52,564     365,000
 20          0     322,412      52,564          0       144      7,296       -760       44,364          0        44,364     365,000
 25          0     411,489       2,496          0        24      2,183         -2            0          0             0           0
 30          0     525,176           0          0         0          0          0            0          0             0           0

- The policy value, cash surrender value, and the death benefit will differ if premiums are paid in different amounts or frequencies.

- It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyholder, and the investment return for the portfolios of Manufacturers Investment Trust.

- The policy value, cash surrender value and death benefit would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years.

- No representations can be made that any hypothetical rate of return can be achieved for any one year or other period of time.

-        No supplemental benefits or term riders are illustrated.

              Table 2 - Surrender Charge - Short Form Underwriting
                  Hypothetical Gross Investment Return of 6.00%

                                                           Current Charges
-----------------------------------------------------------------------------------------------------------------------------------
                   Premium      Policy     plus        less      less       plus        Policy                 Net Cash      Death
Pol     Annual      Accum       Value       Net        Admin     Cost      Invest        Value      Surr       Surrender    Benefit
Year   Premium      at 5%       Beg Yr    Premium      Fees     of Ins    Earning       End Yr     Charge        Value       End Yr
  1     20,000           0      19,600      144        1,428       832     18,860       1,000       17,860      365,000           0
  2     20,000      18,860      19,600      144        1,477     1,667     38,506       1,600       36,906      365,000      18,860
  3     20,000      38,506      19,600      144        1,526     2,537     58,974       1,800       57,174      365,000      38,506
  4     20,000      58,974      19,600      144        1,562     3,444     80,312       2,000       78,312      365,000      58,974
  5     20,000      80,312      19,600      144        1,549     4,391    102,609       2,000      100,609      365,000      80,312
  6     20,000     102,609      19,600      144        1,554     5,379    125,891       1,500      124,391      365,000     102,609
  7     20,000     125,891      19,600      144        1,500     6,413    150,260       1,000      149,260      368,136     125,891
  8          0     150,260           0      144        1,578     6,623    155,161       1,000      154,161      369,283     150,260
  9          0     155,161           0      144        1,680     6,838    160,175         500      159,675      371,607     155,161
 10          0     160,175           0      144        1,787     7,058    165,302           0      165,302      371,930     160,175
 11          0     165,302           0      144        1,841     7,777    171,094           0      171,094      374,695     165,302
 12          0     171,094           0      144        1,811     8,052    177,190           0      177,190      377,415     171,094
 13          0     177,190           0      144        1,591     8,346    183,801           0      183,801      380,469     177,190
 14          0     183,801           0      144        1,388     8,664    190,934           0      190,934      385,686     183,801
 15          0     190,934           0      144        1,229     9,006    198,567           0      198,567      391,177     190,934
 16          0     198,567           0      144        1,175     9,369    206,617           0      206,617      396,704     198,567
 17          0     206,617           0      144        1,207     9,749    215,014           0      215,014      402,077     206,617
 18          0     215,014           0      144        1,305    10,144    223,709           0      223,709      407,151     215,014
 19          0     223,709           0      144        1,476    10,552    232,641           0      232,641      414,101     223,709
 20          0     232,641           0      144        1,657    10,970    241,810           0      241,810      420,749     232,641
 25          0     281,582           0      144        2,463    13,267    292,242           0      292,242      452,974     281,582
 30          0     337,373           0      144        3,865    15,873    349,237           0      349,237      492,425     337,373

                                                         Guaranteed Charges
-----------------------------------------------------------------------------------------------------------------------------------
                   Premium      Policy     plus        less      less       plus        Policy                 Net Cash      Death
Pol     Annual      Accum       Value       Net        Admin     Cost      Invest        Value      Surr       Surrender    Benefit
Year   Premium      at 5%       Beg Yr    Premium      Fees     of Ins    Earning       End Yr     Charge        Value       End Yr
  1     20,000      21,000           0     19,600       144      1,569        828       18,715      1,000        17,715     365,000
  2     20,000      43,050      18,715     19,600       144      1,603      1,658       38,226      1,600        36,626     365,000
  3     20,000      66,203      38,226     19,600       144      1,628      2,522       58,577      1,800        56,777     365,000
  4     20,000      90,513      58,577     19,600       144      1,637      3,425       79,820      2,000        77,820     365,000
  5     20,000     116,038      79,820     19,600       144      1,636      4,367      102,007      2,000       100,007     365,000
  6     20,000     142,840     102,007     19,600       144      1,616      5,351      125,198      1,500       123,698     365,000
  7     20,000     170,982     125,198     19,600       144      1,586      6,380      149,448      1,000       148,448     366,149
  8          0     179,531     149,448          0       144      1,692      6,584      154,196      1,000       153,196     366,987
  9          0     188,508     154,196          0       144      1,814      6,792      159,030        500       158,530     368,951
 10          0     197,933     159,030          0       144      1,944      7,003      163,946          0       163,946     368,878
 11          0     207,830     163,946          0       144      2,081      7,218      168,938          0       168,938     369,974
 12          0     218,221     168,938          0       144      2,224      7,436      174,006          0       174,006     370,632
 13          0     229,132     174,006          0       144      2,362      7,657      179,157          0       179,157     370,856
 14          0     240,589     179,157          0       144      2,512      7,882      184,383          0       184,383     372,455
 15          0     252,619     184,383          0       144      2,666      8,111      189,684          0       189,684     373,677
 16          0     265,249     189,684          0       144      2,829      8,342      195,053          0       195,053     374,502
 17          0     278,512     195,053          0       144      2,998      8,576      200,487          0       200,487     374,910
 18          0     292,438     200,487          0       144      3,177      8,813      205,979          0       205,979     374,881
 19          0     307,059     205,979          0       144      3,405      9,051      211,480          0       211,480     376,434
 20          0     322,412     211,480          0       144      3,643      9,289      216,982          0       216,982     377,549
 25          0     411,489     239,044          0       144      4,772     10,485      244,613          0       244,613     379,150
 30          0     525,176     266,332          0       144      6,356     11,657      271,489          0       271,489     382,800

- The policy value, cash surrender value, and the death benefit will differ if premiums are paid in different amounts or frequencies.

- It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyholder, and the investment return for the portfolios of Manufacturers Investment Trust.

- The policy value, cash surrender value and death benefit would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years.

- No representations can be made that any hypothetical rate of return can be achieved for any one year or other period of time.

-        No supplemental benefits or term riders are illustrated.

              Table 3 - Surrender Charge - Short Form Underwriting
                 Hypothetical Gross Investment Return of 12.00%

                                                           Current Charges
------------------------------------------------------------------------------------------------------------------------------------
                   Premium       Policy    plus        less      less       plus        Policy                  Net Cash     Death
Pol     Annual      Accum        Value      Net        Admin     Cost      Invest        Value      Surr        Surrender   Benefit
Year   Premium      at 5%        Beg Yr   Premium      Fees     of Ins    Earning       End Yr     Charge         Value      End Yr
  1     20,000      21,000            0    19,600       144      1,426      1,958        19,988     1,000         18,988     365,000
  2     20,000      43,050       19,988    19,600       144      1,467      4,041        42,018     1,600         40,418     365,000
  3     20,000      66,203       42,018    19,600       144      1,500      6,338        66,313     1,800         64,513     365,000
  4     20,000      90,513       66,313    19,600       144      1,508      8,873        93,134     2,000         91,134     365,000
  5     20,000     116,038       93,134    19,600       144      1,454     11,674       122,810     2,000        120,810     365,000
  6     20,000     142,840      122,810    19,600       144      1,438     14,773       155,601     1,500        154,101     393,670
  7     20,000     170,982      155,601    19,600       144      1,649     18,183       191,591     1,000        190,591     469,397
  8          0     179,531      191,591         0       144      1,831     19,883       209,499     1,000        208,499     498,607
  9          0     188,508      209,499         0       144      2,115     21,737       228,976       500        228,476     531,224
 10          0     197,933      228,976         0       144      2,393     23,754       250,193         0        250,193     562,934
 11          0     207,830      250,193         0       144      2,625     26,701       274,125         0        274,125     600,333
 12          0     218,221      274,125         0       144      2,731     29,265       300,515         0        300,515     640,097
 13          0     229,132      300,515         0       144      2,611     32,105       329,864         0        329,864     682,819
 14          0     240,589      329,864         0       144      2,347     35,270       362,643         0        362,643     732,539
 15          0     252,619      362,643         0       144      2,217     38,796       399,078         0        399,078     786,184
 16          0     265,249      399,078         0       144      2,236     42,707       439,405         0        439,405     843,657
 17          0     278,512      439,405         0       144      2,443     47,024       483,842         0        483,842     904,785
 18          0     292,438      483,842         0       144      2,866     51,771       532,603         0        532,603     969,337
 19          0     307,059      532,603         0       144      3,456     56,972       585,975         0        585,975   1,043,036
 20          0     322,412      585,975         0       144      4,162     62,661       644,331         0        644,331   1,121,135
 25          0     411,489      938,524         0       144      8,528    100,261     1,030,114         0      1,030,114   1,596,676
 30          0     525,176    1,487,580         0       144     17,555    158,693     1,628,573         0      1,628,573   2,296,288

                                                         Guaranteed Charges
------------------------------------------------------------------------------------------------------------------------------------
                   Premium       Policy    plus        less      less       plus        Policy                  Net Cash     Death
Pol     Annual      Accum        Value      Net        Admin     Cost      Invest        Value      Surr        Surrender   Benefit
Year   Premium      at 5%        Beg Yr   Premium      Fees     of Ins    Earning       End Yr     Charge         Value      End Yr
  1     20,000      21,000            0    19,600       144      1,567      1,950        19,839     1,000         18,839     365,000
  2     20,000      43,050       19,839    19,600       144      1,592      4,019        41,722     1,600         40,122     365,000
  3     20,000      66,203       41,722    19,600       144      1,600      6,302        65,879     1,800         64,079     365,000
  4     20,000      90,513       65,879    19,600       144      1,581      8,823        92,578     2,000         90,578     365,000
  5     20,000     116,038       92,578    19,600       144      1,537     11,612       122,109     2,000        120,109     365,000
  6     20,000     142,840      122,109    19,600       144      1,515     14,696       154,745     1,500        153,245     391,506
  7     20,000     170,982      154,745    19,600       144      1,914     18,080       190,368     1,000        189,368     466,401
  8          0     179,531      190,368         0       144      2,168     19,738       207,793     1,000        206,793     494,548
  9          0     188,508      207,793         0       144      2,476     21,539       226,712       500        226,212     525,973
 10          0     197,933      226,712         0       144      2,807     23,495       247,257         0        247,257     556,328
 11          0     207,830      247,257         0       144      3,191     25,618       269,539         0        269,539     590,291
 12          0     218,221      269,539         0       144      3,615     27,920       293,701         0        293,701     625,582
 13          0     229,132      293,701         0       144      4,063     30,416       319,910         0        319,910     662,213
 14          0     240,589      319,910         0       144      4,589     33,122       348,299         0        348,299     703,563
 15          0     252,619      348,299         0       144      5,163     36,053       379,045         0        379,045     746,719
 16          0     265,249      379,045         0       144      5,800     39,227       412,329         0        412,329     791,671
 17          0     278,512      412,329         0       144      6,505     42,661       448,341         0        448,341     838,397
 18          0     292,438      448,341         0       144      7,291     46,376       487,281         0        487,281     886,852
 19          0     307,059      487,281         0       144      8,269     50,385       529,254         0        529,254     942,072
 20          0     322,412      529,254         0       144      9,357     54,705       574,458         0        574,458     999,557
 25          0     411,489      792,649         0       144     16,243     81,812       858,074         0        858,074   1,330,015
 30          0     525,176    1,170,146         0       144     28,661    120,520     1,261,861         0      1,261,861   1,779,224

- The policy value, cash surrender value, and the death benefit will differ if premiums are paid in different amounts or frequencies.

- It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyholder, and the investment return for the portfolios of Manufacturers Investment Trust.

- The policy value, cash surrender value and death benefit would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years.

- No representations can be made that any hypothetical rate of return can be achieved for any one year or other period of time.

-        No supplemental benefits or term riders are illustrated.

                 Table 4 - Sales Load - Short Form Underwriting
                  Hypothetical Gross Investment Return of 0.00%

                                                           Current Charges
-----------------------------------------------------------------------------------------------------------------------------------
                   Premium      Policy     plus        less      less       plus        Policy                 Net Cash      Death
Pol     Annual      Accum       Value       Net        Admin     Cost      Invest        Value      Surr       Surrender    Benefit
Year   Premium      at 5%       Beg Yr    Premium      Fees     of Ins    Earning       End Yr     Charge        Value       End Yr
  1     20,000      21,000           0     18,000       144        653       -275       16,928        0          16,928     365,000
  2     20,000      43,050      16,928     18,400       144        775       -545       33,864        0          33,864     365,000
  3     20,000      66,203      33,864     19,000       144        903       -818       50,999        0          50,999     365,000
  4     20,000      90,513      50,999     19,200       144        991     -1,089       67,975        0          67,975     365,000
  5     20,000     116,038      67,975     19,400       144      1,064     -1,357       84,810        0          84,810     365,000
  6     20,000     142,840      84,810     19,600       144      1,181     -1,623      101,462        0         101,462     365,000
  7     20,000     170,982     101,462     19,600       144      1,312     -1,882      117,724        0         117,724     365,000
  8          0     179,531     117,724          0       144      1,521     -1,828      114,231        0         114,231     365,000
  9          0     188,508     114,231          0       144      1,778     -1,771      110,537        0         110,537     365,000
 10          0     197,933     110,537          0       144      2,022     -1,712      106,660        0         106,660     365,000
 11          0     207,830     106,660          0       144      2,167     -1,333      103,015        0         103,015     365,000
 12          0     218,221     103,015          0       144      2,271     -1,287       99,314        0          99,314     365,000
 13          0     229,132      99,314          0       144      2,161     -1,241       95,768        0          95,768     365,000
 14          0     240,589      95,768          0       144      1,936     -1,197       92,490        0          92,490     365,000
 15          0     252,619      92,490          0       144      1,802     -1,157       89,387        0          89,387     365,000
 16          0     265,249      89,387          0       144      1,773     -1,118       86,353        0          86,353     365,000
 17          0     278,512      86,353          0       144      1,876     -1,079       83,254        0          83,254     365,000
 18          0     292,438      83,254          0       144      2,087     -1,038       79,985        0          79,985     365,000
 19          0     307,059      79,985          0       144      2,418       -994       76,430        0          76,430     365,000
 20          0     322,412      76,430          0       144      2,782       -947       72,557        0          72,557     365,000
 25          0     411,489      54,369          0       144      4,857       -654       48,714        0          48,714     365,000
 30          0     525,176      19,045          0       144      9,497       -175        9,229        0           9,229     365,000

                                                         Guaranteed Charges
-----------------------------------------------------------------------------------------------------------------------------------
                   Premium      Policy     plus        less      less       plus        Policy                 Net Cash      Death
Pol     Annual      Accum       Value       Net        Admin     Cost      Invest        Value      Surr       Surrender    Benefit
Year   Premium      at 5%       Beg Yr    Premium      Fees     of Ins    Earning       End Yr     Charge        Value       End Yr
  1     20,000      21,000           0     18,000       144      1,579       -267       16,010        0          16,010     365,000
  2     20,000      43,050      16,010     18,400       144      1,627       -523       32,115        0          32,115     365,000
  3     20,000      66,203      32,115     19,000       144      1,671       -785       48,515        0          48,515     365,000
  4     20,000      90,513      48,515     19,200       144      1,709     -1,044       64,819        0          64,819     365,000
  5     20,000     116,038      64,819     19,400       144      1,747     -1,302       81,025        0          81,025     365,000
  6     20,000     142,840      81,025     19,600       144      1,779     -1,558       97,144        0          97,144     365,000
  7     20,000     170,982      97,144     19,600       144      1,818     -1,810      112,972        0         112,972     365,000
  8          0     179,531     112,972          0       144      2,013     -1,750      109,065        0         109,065     365,000
  9          0     188,508     109,065          0       144      2,238     -1,687      104,996        0         104,996     365,000
 10          0     197,933     104,996          0       144      2,496     -1,621      100,736        0         100,736     365,000
 11          0     207,830     100,736          0       144      2,779     -1,552       96,261        0          96,261     365,000
 12          0     218,221      96,261          0       144      3,094     -1,479       91,544        0          91,544     365,000
 13          0     229,132      91,544          0       144      3,433     -1,402       86,564        0          86,564     365,000
 14          0     240,589      86,564          0       144      3,805     -1,321       81,294        0          81,294     365,000
 15          0     252,619      81,294          0       144      4,215     -1,235       75,700        0          75,700     365,000
 16          0     265,249      75,700          0       144      4,682     -1,144       69,731        0          69,731     365,000
 17          0     278,512      69,731          0       144      5,215     -1,046       63,326        0          63,326     365,000
 18          0     292,438      63,326          0       144      5,833       -940       56,409        0          56,409     365,000
 19          0     307,059      56,409          0       144      6,553       -826       48,886        0          48,886     365,000
 20          0     322,412      48,886          0       144      7,381       -701       40,659        0          40,659     365,000
 25          0     411,489           0          0         0          0          0            0        0               0           0
 30          0     525,176           0          0         0          0          0            0        0               0           0

- The policy value, cash surrender value, and the death benefit will differ if premiums are paid in different amounts or frequencies.

- It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyholder, and the investment return for the portfolios of Manufacturers Investment Trust.

- The policy value, cash surrender value and death benefit would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years.

- No representations can be made that any hypothetical rate of return can be achieved for any one year or other period of time.

-        No supplemental benefits or term riders are illustrated.

                 Table 5 - Sales Load - Short Form Underwriting
                  Hypothetical Gross Investment Return of 6.00%

                                                           Current Charges
-----------------------------------------------------------------------------------------------------------------------------------
                   Premium      Policy     plus        less      less       plus        Policy                 Net Cash      Death
Pol     Annual      Accum       Value       Net        Admin     Cost      Invest        Value      Surr       Surrender    Benefit
Year   Premium      at 5%       Beg Yr    Premium      Fees     of Ins    Earning       End Yr     Charge        Value       End Yr
  1     20,000      21,000           0     18,000       144        652        779       17,983        0          17,983     365,000
  2     20,000      43,050      17,983     18,400       144        770      1,592       37,061        0          37,061     365,000
  3     20,000      66,203      37,061     19,000       144        889      2,462       57,490        0          57,490     365,000
  4     20,000      90,513      57,490     19,200       144        962      3,375       78,958        0          78,958     365,000
  5     20,000     116,038      78,958     19,400       144      1,012      4,335      101,537        0         101,537     365,000
  6     20,000     142,840     101,537     19,600       144      1,091      5,343      125,245        0         125,245     365,000
  7     20,000     170,982     125,245     19,600       144      1,164      6,393      149,929        0         149,929     367,326
  8          0     179,531     149,929          0       144      1,302      6,615      155,098        0         155,098     369,133
  9          0     188,508     155,098          0       144      1,472      6,840      160,323        0         160,323     371,948
 10          0     197,933     160,323          0       144      1,611      7,068      165,636        0         165,636     372,682
 11          0     207,830     165,636          0       144      1,670      7,797      171,620        0         171,620     375,847
 12          0     218,221     171,620          0       144      1,693      8,080      177,863        0         177,863     378,847
 13          0     229,132     177,863          0       144      1,559      8,379      184,538        0         184,538     381,994
 14          0     240,589     184,538          0       144      1,361      8,700      191,733        0         191,733     387,301
 15          0     252,619     191,733          0       144      1,233      9,044      199,400        0         199,400     392,818
 16          0     265,249     199,400          0       144      1,179      9,408      207,485        0         207,485     398,371
 17          0     278,512     207,485          0       144      1,212      9,790      215,919        0         215,919     403,769
 18          0     292,438     215,919          0       144      1,310     10,187      224,652        0         224,652     408,867
 19          0     307,059     224,652          0       144      1,482     10,596      233,623        0         233,623     415,849
 20          0     322,412     233,623          0       144      1,664     11,016      242,832        0         242,832     422,527
 25          0     411,489     282,773          0       144      2,474     13,323      293,477        0         293,477     454,890
 30          0     525,176     338,799          0       144      3,882     15,940      350,713        0         350,713     494,505

                                                         Guaranteed Charges
-----------------------------------------------------------------------------------------------------------------------------------
                   Premium      Policy     plus        less      less       plus        Policy                 Net Cash      Death
Pol     Annual      Accum       Value       Net        Admin     Cost      Invest        Value      Surr       Surrender    Benefit
Year   Premium      at 5%       Beg Yr    Premium      Fees     of Ins    Earning       End Yr     Charge        Value       End Yr
  1     20,000      21,000           0     18,000       144      1,577        757       17,037        0          17,037     365,000
  2     20,000      43,050      17,037     18,400       144      1,618      1,530       35,205        0          35,205     365,000
  3     20,000      66,203      35,205     19,000       144      1,647      2,361       54,775        0          54,775     365,000
  4     20,000      90,513      54,775     19,200       144      1,662      3,238       75,407        0          75,407     365,000
  5     20,000     116,038      75,407     19,400       144      1,666      4,161       97,158        0          97,158     365,000
  6     20,000     142,840      97,158     19,600       144      1,649      5,135      120,100        0         120,100     365,000
  7     20,000     170,982     120,100     19,600       144      1,624      6,153      144,086        0         144,086     365,000
  8          0     179,531     144,086          0       144      1,735      6,345      148,552        0         148,552     365,000
  9          0     188,508     148,552          0       144      1,860      6,540      153,089        0         153,089     365,000
 10          0     197,933     153,089          0       144      1,997      6,738      157,686        0         157,686     365,000
 11          0     207,830     157,686          0       144      2,139      6,939      162,342        0         162,342     365,000
 12          0     218,221     162,342          0       144      2,288      7,142      167,052        0         167,052     365,000
 13          0     229,132     167,052          0       144      2,434      7,347      171,820        0         171,820     365,000
 14          0     240,589     171,820          0       144      2,584      7,555      176,648        0         176,648     365,000
 15          0     252,619     176,648          0       144      2,736      7,765      181,533        0         181,533     365,000
 16          0     265,249     181,533          0       144      2,900      7,978      186,467        0         186,467     365,000
 17          0     278,512     186,467          0       144      3,076      8,193      191,439        0         191,439     365,000
 18          0     292,438     191,439          0       144      3,270      8,409      196,434        0         196,434     365,000
 19          0     307,059     196,434          0       144      3,484      8,625      201,431        0         201,431     365,000
 20          0     322,412     201,431          0       144      3,712      8,841      206,416        0         206,416     365,000
 25          0     411,489     226,102          0       144      4,913      9,906      230,952        0         230,952     365,000
 30          0     525,176     249,451          0       144      6,562     10,902      253,647        0         253,647     365,000

- The policy value, cash surrender value, and the death benefit will differ if premiums are paid in different amounts or frequencies.

- It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyholder, and the investment return for the portfolios of Manufacturers Investment Trust.

- The policy value, cash surrender value and death benefit would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years.

- No representations can be made that any hypothetical rate of return can be achieved for any one year or other period of time.

-        No supplemental benefits or term riders are illustrated.

                 Table 6 - Sales Load - Short Form Underwriting
                 Hypothetical Gross Investment Return of 12.00%

                                                           Current Charges
-----------------------------------------------------------------------------------------------------------------------------------
                   Premium      Policy     plus        less      less       plus        Policy                 Net Cash      Death
Pol     Annual      Accum       Value       Net        Admin     Cost      Invest        Value      Surr       Surrender    Benefit
Year   Premium      at 5%       Beg Yr    Premium      Fees     of Ins    Earning       End Yr     Charge        Value       End Yr
  1     20,000      21,000           0     18,000       144        652        779       17,983        0          17,983     365,000
  2     20,000      43,050      17,983     18,400       144        770      1,592       37,061        0          37,061     365,000
  3     20,000      66,203      37,061     19,000       144        889      2,462       57,490        0          57,490     365,000
  4     20,000      90,513      57,490     19,200       144        962      3,375       78,958        0          78,958     365,000
  5     20,000     116,038      78,958     19,400       144      1,012      4,335      101,537        0         101,537     365,000
  6     20,000     142,840     101,537     19,600       144      1,091      5,343      125,245        0         125,245     365,000
  7     20,000     170,982     125,245     19,600       144      1,164      6,393      149,929        0         149,929     367,326
  8          0     179,531     149,929          0       144      1,302      6,615      155,098        0         155,098     369,133
  9          0     188,508     155,098          0       144      1,472      6,840      160,323        0         160,323     371,948
 10          0     197,933     160,323          0       144      1,611      7,068      165,636        0         165,636     372,682
 11          0     207,830     165,636          0       144      1,670      7,797      171,620        0         171,620     375,847
 12          0     218,221     171,620          0       144      1,693      8,080      177,863        0         177,863     378,847
 13          0     229,132     177,863          0       144      1,559      8,379      184,538        0         184,538     381,994
 14          0     240,589     184,538          0       144      1,361      8,700      191,733        0         191,733     387,301
 15          0     252,619     191,733          0       144      1,233      9,044      199,400        0         199,400     392,818
 16          0     265,249     199,400          0       144      1,179      9,408      207,485        0         207,485     398,371
 17          0     278,512     207,485          0       144      1,212      9,790      215,919        0         215,919     403,769
 18          0     292,438     215,919          0       144      1,310     10,187      224,652        0         224,652     408,867
 19          0     307,059     224,652          0       144      1,482     10,596      233,623        0         233,623     415,849
 20          0     322,412     233,623          0       144      1,664     11,016      242,832        0         242,832     422,527
 25          0     411,489     282,773          0       144      2,474     13,323      293,477        0         293,477     454,890
 30          0     525,176     338,799          0       144      3,882     15,940      350,713        0         350,713     494,505

                                                         Guaranteed Charges
-----------------------------------------------------------------------------------------------------------------------------------
                   Premium      Policy     plus        less      less       plus        Policy                 Net Cash      Death
Pol     Annual      Accum       Value       Net        Admin     Cost      Invest        Value      Surr       Surrender    Benefit
Year   Premium      at 5%       Beg Yr    Premium      Fees     of Ins    Earning       End Yr     Charge        Value       End Yr
  1     20,000      21,000           0     18,000       144      1,577        757       17,037        0          17,037     365,000
  2     20,000      43,050      17,037     18,400       144      1,618      1,530       35,205        0          35,205     365,000
  3     20,000      66,203      35,205     19,000       144      1,647      2,361       54,775        0          54,775     365,000
  4     20,000      90,513      54,775     19,200       144      1,662      3,238       75,407        0          75,407     365,000
  5     20,000     116,038      75,407     19,400       144      1,666      4,161       97,158        0          97,158     365,000
  6     20,000     142,840      97,158     19,600       144      1,649      5,135      120,100        0         120,100     365,000
  7     20,000     170,982     120,100     19,600       144      1,624      6,153      144,086        0         144,086     365,000
  8          0     179,531     144,086          0       144      1,735      6,345      148,552        0         148,552     365,000
  9          0     188,508     148,552          0       144      1,860      6,540      153,089        0         153,089     365,000
 10          0     197,933     153,089          0       144      1,997      6,738      157,686        0         157,686     365,000
 11          0     207,830     157,686          0       144      2,139      6,939      162,342        0         162,342     365,000
 12          0     218,221     162,342          0       144      2,288      7,142      167,052        0         167,052     365,000
 13          0     229,132     167,052          0       144      2,434      7,347      171,820        0         171,820     365,000
 14          0     240,589     171,820          0       144      2,584      7,555      176,648        0         176,648     365,000
 15          0     252,619     176,648          0       144      2,736      7,765      181,533        0         181,533     365,000
 16          0     265,249     181,533          0       144      2,900      7,978      186,467        0         186,467     365,000
 17          0     278,512     186,467          0       144      3,076      8,193      191,439        0         191,439     365,000
 18          0     292,438     191,439          0       144      3,270      8,409      196,434        0         196,434     365,000
 19          0     307,059     196,434          0       144      3,484      8,625      201,431        0         201,431     365,000
 20          0     322,412     201,431          0       144      3,712      8,841      206,416        0         206,416     365,000
 25          0     411,489     226,102          0       144      4,913      9,906      230,952        0         230,952     365,000
 30          0     525,176     249,451          0       144      6,562     10,902      253,647        0         253,647     365,000

- The policy value, cash surrender value, and the death benefit will differ if premiums are paid in different amounts or frequencies.

- It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyholder, and the investment return for the portfolios of Manufacturers Investment Trust.

- The policy value, cash surrender value and death benefit would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years.

- No representations can be made that any hypothetical rate of return can be achieved for any one year or other period of time.

-        No supplemental benefits or term riders are illustrated.

Additional information about the Policy is also contained in the Statement of Additional Information ("SAI") dated the same date as this Prospectus. The SAI is incorporated by reference into this Prospectus. The SAI is available upon request, without charge, by calling the following toll-free number: (800) 387-2747. This toll-free number may also be used to request other information about the Policy and to make contract owner inquiries.

Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at (202) 942-8090. Reports and other information about the Policy are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.

                  The Registrant's Investment Company and 1933 Act File Numbers are 811-5130 and 333-100567, respectively.

PROSPECTUS

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT N

                              VENTURE CORPORATE VUL
                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes Venture Corporate VUL, a flexible premium variable universal life insurance policy (the "Policy") offered by The Manufacturers Life Insurance Company (U.S.A.) (the "Company," "Manulife USA," "we" or "us") to individuals, corporations, trusts, associations, or similar entities (the "applicant", "policyholder" or "you"). THIS PROSPECTUS DESCRIBES POLICIES ISSUED ON OR AFTER MARCH 26, 2004. FOR THE PROSPECTUS DESCRIBING POLICIES ISSUED BEFORE MARCH 26, 2004 SEE THE PROSPECTUS DATED MAY 1, 2004 (CVUL03 5/2004).

The Policy is designed for use by corporations and other employers to provide life insurance and to fund other employee benefits.

The Policy is designed to provide lifetime insurance protection together with flexibility as to the timing and amount of premium payments, the investments underlying the Policy Value, and the amount of insurance coverage. The insurance benefit is payable at the life insured's death to the Policy's beneficiary. The Policy also provides a Net Cash Surrender Value available to you by surrendering the Policy or by taking policy loans and partial withdrawals. The Policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover charges assessed against the Policy.

Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manulife USA's Separate Account N (the "Separate Account") to which you allocate net premiums. The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio"). The Portfolio prospectuses, and the corresponding Statements of Additional information, describe the investment objectives of the Portfolios. Other sub-accounts and Portfolios may be added in the future.

THIS POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The Manufacturers Life Insurance Company (U.S.A.)
                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2004.

CVUL04 5/2004

                                TABLE OF CONTENTS

RISKS/BENEFITS SUMMARY............................................................................     3
FEE TABLE.........................................................................................     4
POLICY SUMMARY....................................................................................     5
    General.......................................................................................     5
    Death Benefits................................................................................     5
    Premiums......................................................................................     6
    Policy Value..................................................................................     6
    Policy Loans..................................................................................     6
    Surrender and Partial Withdrawals.............................................................     6
    Lapse and Reinstatement.......................................................................     6
    Charges and Deductions........................................................................     6
    Investment Options and Investment Advisers....................................................     6
    Investment Management Fees and Expenses.......................................................     7
    Table of Investment Options and Investment Subadvisers........................................     7
GENERAL INFORMATION ABOUT MANULIFE USA, THE SEPARATE ACCOUNT AND THE PORTFOLIOS...................     8
    Manulife USA..................................................................................     8
    Ratings.......................................................................................     9
    The Separate Account..........................................................................     9
    The Portfolios................................................................................     9
ISSUING A POLICY..................................................................................    14
    Use of the Policy.............................................................................    15
    Requirements..................................................................................    15
    Temporary Insurance Agreement.................................................................    15
    Underwriting..................................................................................    15
    Right to Examine the Policy...................................................................    16
    Life Insurance Qualification..................................................................    16
DEATH BENEFITS....................................................................................    16
    Flexible Term Insurance Option Rider..........................................................    17
    Death Benefit Options.........................................................................    18
    Changing the Death Benefit Option.............................................................    19
    Changing the Face Amount and Scheduled Death Benefits.........................................    20
PREMIUM PAYMENTS..................................................................................    22
    Initial Premiums..............................................................................    22
    Subsequent Premiums...........................................................................    22
    Premium Limitations...........................................................................    22
    Premium Allocation............................................................................    22
CHARGES AND DEDUCTIONS............................................................................    22
    Premium Load..................................................................................    22
    Sales Load....................................................................................    22
    Asset Based Risk Charge Deducted from Investment Accounts.....................................    24
    Investment Management Fees and Expenses.......................................................    24
    Reduction in Charges and Enhanced Surrender Values............................................    24
    Company Tax Considerations....................................................................    24
POLICY VALUE......................................................................................    24
    Determination of the Policy Value.............................................................    24
    Units and Unit Values.........................................................................    25
    Transfers of Policy Value.....................................................................    26
POLICY LOANS......................................................................................    27
    Interest Charged on Policy Loans..............................................................    27
    Loan Account..................................................................................    27
POLICY SURRENDER AND PARTIAL WITHDRAWALS..........................................................    27
    Policy Surrender..............................................................................    27
    Partial Withdrawals...........................................................................    27
LAPSE AND REINSTATEMENT...........................................................................    27
    Lapse.........................................................................................    27
    Reinstatement.................................................................................    28
THE GENERAL ACCOUNT...............................................................................    28
    Fixed Account.................................................................................    28
OTHER PROVISIONS OF THE POLICY....................................................................    28
    Policyholder Rights...........................................................................    28
    Beneficiary...................................................................................    29
    Incontestability..............................................................................    29
    Misstatement of Age or Sex....................................................................    29
    Suicide Exclusion.............................................................................    29
    Supplementary Benefits........................................................................    29
TAX TREATMENT OF THE POLICY.......................................................................    29
    Life Insurance Qualification..................................................................    30
    Tax Treatment of Policy Benefits..............................................................    31
    Alternate Minimum Tax.........................................................................    34
    Income Tax Reporting..........................................................................    34
OTHER INFORMATION.................................................................................    34
    Payment of Proceeds...........................................................................    34
    Reports to Policyholders......................................................................    34
    Responsibilities of MFC.......................................................................    34
    Voting Rights.................................................................................    35
    Substitution of Portfolio Shares..............................................................    35
    Records and Accounts..........................................................................    35
    State Regulations.............................................................................    35
    Litigation....................................................................................    35
    Further Information...........................................................................    36
    Illustrations.................................................................................    36
    Financial Statements..........................................................................    36
APPENDIX A: DEFINITIONS...........................................................................   A-1
APPENDIX B: ILLUSTRATIONS.........................................................................   A-1

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus, the Portfolio prospectuses, or the corresponding Statements of Additional Information.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED THEREIN. NO CLAIM IS MADE THAT THIS VARIABLE LIFE INSURANCE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

RISKS/BENEFITS SUMMARY

BENEFITS

Some of the benefits of purchasing the Policy are described below.

DEATH BENEFIT PROTECTION. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the Policy upon the death of the insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

ACCESS TO YOUR POLICY VALUES. Variable life insurance offers access to Policy Value. You may borrow against your Policy, or surrender all, or a portion of your policy through a partial withdrawal. There are limitations on partial withdrawals (a partial withdrawal of the Net Cash Surrender Value may only be made once each Policy Month after the first Policy Anniversary). See "Policy Surrender and Partial Withdrawals" for further information.

TAX DEFERRED ACCUMULATION. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the Policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.

INVESTMENT OPTIONS. In addition to the Fixed Account, the Policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the Portfolio prospectuses.

FLEXIBILITY. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options and an additional policy rider. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

RISKS

Some of the risks of purchasing the Policy are described below.

FLUCTUATING INVESTMENT PERFORMANCE. Policy Value invested in a sub-account are not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account's objective and risk is found in the Portfolio prospectuses. You should review these prospectuses carefully before allocating Policy Value to any sub-accounts.

UNSUITABLE FOR SHORT-TERM INVESTMENT. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.

POLICY LAPSE. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken. A Policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the Policy may be treated as ordinary income subject to tax.

DECREASING DEATH BENEFIT. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your Policy's death benefit.

ADVERSE CONSEQUENCES OF EARLY SURRENDER. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the Policy is surrendered. In addition, there are adverse consequences associated with partial withdrawals including potential Policy lapse and adverse tax consequences. There may also be adverse consequences associated for full surrender of the Policy.

ADVERSE TAX CONSEQUENCES. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

FEE TABLE

The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options.

                                TRANSACTION FEES

        CHARGE                   WHEN CHARGE IS DEDUCTED                                  AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM CHARGE                   Upon receipt of premium          2.5% of each premium paid
Imposed on Premium (Load)

MAXIMUM SALES CHARGE             Upon receipt of premium          13% (Policy Year 1) (1)
Imposed on Premium

TRANSFER FEES                    Upon Transfer                    $25 (only applies to transfers in excess of 12 in a Policy Year)

1. The Sales Charge declines in subsequent Policy Years as noted below:


          Coverage Year      Percentage
              1               13.00%
              2                6.25%
              3                3.50%
              4                2.50%
              5                0.50%
              6                0.50%
              7+               0.00%




The next table described the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the Policy, not including fees and expenses of the Portfolios, the underlying variable investment options for your Policy.

                ANNUAL CHARGES OTHER THAN THOSE OF THE PORTFOLIOS

                                       WHEN CHARGE
              CHARGE                   IS DEDUCTED                                   AMOUNT DEDUCTED(3)
------------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE (1)                    Monthly       Minimum and Maximum Charge                  The possible range of the cost of
                                                                                                   insurance is from $0.00 to $83.33
                                                                                                   per month per $1,000 of the net
                                                                                                   amount at risk.

                                                       Charge for a Representative Policyowner     The Cost of Insurance rate is
                                                       (a 45 year old non-smoking male)            $0.08 per month per $1,000 of the
                                                       (rating classification is for short form    net amount at risk.
                                                       underwriting)

COST OF INSURANCE -                      Monthly       Minimum and Maximum Charges                 The possible range of the cost of
Optional FTIO Rider (Flexible Term                                                                 insurance is from $0.00 to $83.33
Insurance Option)(1)                                                                               per month per $1,000 of the net
                                                                                                   amount at risk

                                                       Charge for a Representative Policyowner     The Cost of Insurance rate is
                                                       (a 45 year old non-smoking male) rating     $0.38 per month per $1,000 of the
                                                       classification is for short form            net amount at risk
                                                       underwriting)

MORTALITY AND EXPENSE RISK FEES          Monthly       0.50% annually (2)

ADMINISTRATIVE FEES                      Monthly       $12 per Policy Month.

LOAN INTEREST RATE (NET)                 Annually      0.75% (4)

1. The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular Policyowner will pay. A policy owner may obtain additional information regarding cost of insurance charge by contacting the Company. The election (or failure to elect) the optional FTIO rider will impact the total cost of insurance charges.

2.       Currently the Company is charging the following rates:

Policy Years       Annual Rate
1-10                  0.45%
11+                   0.20%

3.       All figures are rounded to two decimal places.

4. The Loan Interest Rate (Net) is equal to the rate of interest charged on the policy loan less the interest credited to the Loan Account. Currently this rate is 0.75% for Policy Years 1-10 and 0.25% for Policy Years 11 and higher. The maximum loan rate is 4%.

The next table described the fees and expenses of the Portfolios that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios. More detail concerning each Portfolio's fees and expenses is contained in the Portfolio prospectuses.

                   ANNUAL OPERATING EXPENSES OF THE PORTFOLIOS
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                        CHARGE                                          MINIMUM                   MAXIMUM
---------------------------------------------------------------------------------------------------------
Expenses that are deducted from portfolio assets,
including advisory fees, Rule 12b-1 fees and Other Expenses              0.55%                     2.86*%

    *The minimum and maximum expenses do not reflect any expense reimbursements.
     If such reimbursements were reflected, the maximum expenses would be 1.55%. Expense reimbursements may be terminated at any time.

POLICY SUMMARY

GENERAL

The Policy is a flexible premium variable universal life insurance policy. This summary provides a general description of the important features of the Policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise stated or implied by the context, the discussions in this prospectus assume that the Policy has not gone into default, there is no outstanding Policy Debt and the Death Benefit is not determined by the Minimum Death Benefit percentage. The Policy's provisions may vary in some states. The terms of the Policy and any endorsements or riders will supersede the disclosure in this prospectus.

DEATH BENEFITS

The Policy provides a Death Benefit in the event of the death of the life insured while the Policy is in force. The basic Death Benefit amount is the Face Amount, which is provided for the lifetime of the life insured with no maturity or expiration date. There may be other amounts added to the Death Benefit as described below.

FLEXIBLE TERM INSURANCE OPTION

You may add a flexible term insurance option rider (the "FTIO Rider") to the Policy to provide additional term life insurance coverage on the life insured. Cost of insurance rates are less than or equal to those of the Policy and no Sales Loads will apply. However, unlike the Face Amount of the Policy, the FTIO Rider will terminate at the life insured's Attained Age 100. The FTIO Rider also offers the flexibility to schedule varying Death Benefit amounts on future dates (the "Scheduled Death Benefits").

DEATH BENEFIT OPTIONS

There are two Death Benefit Options. Option 1 provides a Death Benefit equal to the Face Amount of the Policy or the Scheduled Death Benefits of the FTIO Rider or, if greater, the Minimum Death Benefit. Option 2 provides a Death Benefit equal to the Face Amount or the Scheduled Death Benefits, plus the Policy Value or, if greater, the Minimum Death Benefit. You may change the Death Benefit Option and increase or decrease the Face Amount and Scheduled Death Benefits.

AGE 100 ADVANTAGE

If the Life Insured is alive on the Maturity date, the policy will continue in force subject to the following unless the policyowner chooses to surrender the Policy for its Net Cash Surrender Value:

         (a) the Policy will be continued until the earlier of the death of the life insured of the date or the date the policyowner surrenders the Policy;

         (b) no additional premium payments will be accepted although loan repayments will be accepted;

         (c) no additional charges or deductions (described under "Charges and Deductions" will be assessed;

         (d)      interest on any Policy Debt will continue to accrue;

         (e) the policyowner may continue to transfer portions of the Policy Value among the Investment Accounts and the Fixed Accounts as described in this prospectus.

The Policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value. The Company will notify the policyowner of the default and will allow a 61-day grace period (from the date the policy goes into default) in which the policyowner may make a payment of the loan interest which would then bring the Policy out of default. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

PREMIUMS

Premium payments may be made at any time prior to Attained Age 100 and in any amount, subject to certain limitations (see "Premium Payments - Premium Limitations") Net Premiums will be allocated to one or more of the Investment Options described below. You may change allocations and make transfers among the accounts subject to limitations described below.

POLICY VALUE

The Policy Value is the accumulation of premiums paid, less charges and deductions we take for expenses and cost of insurance, plus or minus the investment returns of the accounts to which the Policy Value has been allocated. You may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal or by full surrender of the Policy.

POLICY LOANS

You may borrow against the Net Cash Surrender Value of the Policy. Loan interest will accrue daily and be payable in arrears on each Policy Anniversary. The Policy Debt will be deducted from amounts payable at the life insured's death or upon surrender.

SURRENDER AND PARTIAL WITHDRAWALS

You may make a partial withdrawal of Policy Value. It may result in a decrease in the Face Amount and Scheduled Death Benefits. You may surrender the Policy for its Net Cash Surrender Value at any time.

LAPSE AND REINSTATEMENT

A Policy will lapse and terminate without value when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate premium payment from you. You may reinstate a lapsed Policy within five years following lapse if the Policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a premium payment described under "Reinstatement."

The Policy differs in two important ways from a conventional life insurance policy. First, failure to make planned premium payments will not itself cause the Policy to lapse. Second, the Policy can lapse even if planned premiums have been paid.

CHARGES AND DEDUCTIONS

We assess charges and deductions in connection with the Policy, in the form of monthly deductions for the cost of insurance and administrative expenses, charges assessed daily against amounts in the Investment Account and loads deducted from premiums paid. See the Table of Charges and Deductions.

SALES LOAD

Sales Load coverage features a load deducted immediately from premiums paid and no Surrender Charges.

REDUCTION IN CHARGES AND ENHANCEMENT OF SURRENDER VALUES

The Policy is designed for employers and other sponsoring organizations that may purchases multiple policies as a Case. The size or nature of the Case may result in expected savings of sales, underwriting, administrative or other costs. If so, we expect to offer reductions of Policy charges and enhancements of surrender value. We may change the nature and amount of reductions and enhancements available from time to time. They will be determined in a way that is not unfairly discriminatory to policyholders.

INVESTMENT OPTIONS AND INVESTMENT ADVISERS

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios described under "Portfolios."

The Portfolios also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

INVESTMENT MANAGEMENT FEES AND EXPENSES

Each sub-account of the Separate Account purchases shares of one of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. The fees and expenses for each Portfolio are described in the Portfolio prospectuses.

TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

The following subadvisers manage the Portfolios which are investment options for this contract.

                SUBADVISER                                                                       PORTFOLIO
A I M Capital Management, Inc.                                                 All Cap Growth Trust
                                                                               Aggressive Growth Trust
                                                                               Mid Cap Core Trust

American Century Investment Management, Inc.                                   Small Company Trust

Capital Guardian Trust Company                                                 Small Company Blend Trust
                                                                               U.S. Large Cap Trust
                                                                               Income & Value Trust
                                                                               Diversified Bond Trust

Capital Research Management Company                                            American Growth Trust
(Adviser to the American Fund Insurance Series) (D)                            American International Trust
                                                                               American Blue Chip Income and Growth Trust
                                                                               American Growth-Income Trust

Davis Advisors                                                                 Financial Services Trust
                                                                               Fundamental Value Trust

Deutsche Asset Management, Inc.                                                Real Estate Securities Trust
                                                                               Dynamic Growth Trust
                                                                               All Cap Core Trust
                                                                               Lifestyle Trusts(A)

Deutsche Asset Management Investment Services Ltd.                             International Stock Trust

Fidelity Management & Research Company                                         Strategic Opportunities Trust
                                                                               Large Cap Growth Trust
                                                                               Overseas Trust

Franklin Advisers, Inc.                                                        Emerging Small Company Trust

John Hancock Advisers, LLC                                                     Strategic Income Trust

Jennison Associates LLC                                                        Capital Appreciation Trust

Legg Mason Funds Management, Inc.                                              Core Equity Trust

Lord, Abbett & Co                                                              Mid Cap Value Trust
                                                                               All Cap Value Trust

Mercury Advisors(C)                                                            Large Cap Value Trust

MFC Global Investment Management (U.S.A.) Limited (E)                          Pacific Rim Trust
                                                                               Quantitative Mid Cap Trust
                                                                               Quantitative All Cap Trust
                                                                               Quantitative Value Trust
                                                                               Emerging Growth Trust
                                                                               Money Market Trust
                                                                               Index Trusts
                                                                               Lifestyle Trusts(A)

Massachusetts Financial Services Company                                       Strategic Growth Trust
                                                                               Strategic Value Trust
                                                                               Utilities Trust

                SUBADVISER                                                                          PORTFOLIO
Munder Capital Management                                                      Small Cap Opportunities Trust

Pacific Investment Management Company                                          Global Bond Trust
                                                                               Total Return Trust
                                                                               Real Return Bond Trust

                                                                               All Asset Portfolio (a series of PIMCO Variable
                                                                               Insurance Trust)

Pzena Investment Management, LLC                                               Classic Value Trust

Salomon Brothers Asset Management Inc                                          U.S. Government Securities Trust
                                                                               Strategic Bond Trust
                                                                               Special Value Trust
                                                                               High Yield Trust

SSgA Funds Management, Inc.                                                    International Equity Index Fund
                                                                               (a series of John Hancock Variable Insurance Trust I)

Sustainable Growth Advisers, L.P.                                              U.S. Global Leaders Growth Trust

T. Rowe Price Associates, Inc                                                  Science & Technology Trust
                                                                               Small Company Value Trust
                                                                               Health Sciences Trust
                                                                               Blue Chip Growth Trust
                                                                               Equity-Income Trust

Templeton Global Advisors Limited                                              Global Trust

Templeton Investment Counsel, Inc.                                             International Value Trust
                                                                               International Small Cap Trust

UBS Global Asset Management                                                    Global Allocation Trust

Wellington Management Company, LLP                                             Growth & Income Trust
                                                                               Investment Quality Bond Trust
                                                                               Mid Cap Stock Trust
                                                                               Natural Resources Trust

Van Kampen (B)                                                                 Value Trust

(A) Deutsche Asset Management, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited regarding management of the Lifestyle Trusts.

(B) Morgan Stanley Investment Management Inc. ("MSIM") is the sub-adviser to the Value Trust. MSIM does business in certain instances (including its role as the sub-adviser to the Value Trust) using the name "Van Kampen.

(C) Fund Asset Management, L.P. is the sub-adviser to the Large Cap Value Trust. Fund Asset Management does business in certain instances (including its role as the sub-adviser to the Large Cap Value Trust) using the name "Mercury Advisors."

(D) Each of the four portfolios invests exclusively in Class 2 shares of portfolios of the American Fund Insurance Series which is advised by Capital Research Management Company ("CRMC").

(E) MFC Global Investment Management (U.S.A.) Limited is an affiliate of Manufacturers Securities Services, LLC ("MSS") and the Trust.


GENERAL INFORMATION ABOUT MANULIFE USA, THE SEPARATE ACCOUNT AND THE PORTFOLIOS

MANULIFE USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

RATINGS

The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) have received the following ratings from independent rating agencies:

                  A++ A.M. Best
                  Superior companies have a very strong ability to meet their obligations; 1st category of 16

                  AA+ Fitch
                  Very strong capacity to meet policyholder and contract obligations; 2nd category of 22.

                  AA+ Standard & Poor's
                  Very strong financial security characteristics; 2nd category of 21

                  Aa2 Moody's
                  Excellent in financial strength; 3rd category of 21

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of The Manufacturers Life Insurance Company (U.S.A.)'s ability to honor any guarantees provided by the Policy and any applicable optional riders, but not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

THE SEPARATE ACCOUNT

The Manufacturers Life Insurance Company of America ("ManAmerica") established its Separate Account Four (the "Separate Account") on March 17, 1987 as a separate account under Pennsylvania law. Since December 9, 1992, it has been operated under Michigan law. On January 1, 2002, ManAmerica transferred substantially all of its assets and liabilities to Manulife USA. As a result of this transaction, Manulife USA became the owner of all of ManAmerica's assets, including the assets of the Separate Account and assumed all of ManAmerica's obligations including those under the Policies. The ultimate parent of both ManAmerica and Manulife USA is MFC. The Separate Account holds assets that are segregated from all of Manulife USA's other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT

Manulife USA is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of Manulife USA. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities that arise from any other business we conduct. However, all obligations under the variable life insurance policies are general corporate obligations of Manulife USA.

REGISTRATION

The Separate Account is registered with the SEC under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company that invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manulife USA.

THE PORTFOLIOS

The assets of each sub-account of the Separate Account (except those invested in the International Equity Index Fund and the All Asset Portfolio) are invested in Series I shares of a corresponding investment portfolio of the Manufacturers Investment Trust (the "Trust"). The Trust is registered under the 1940 Act as an open-end management investment company. The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS").

Each of the Trust portfolios, except the Lifestyle Trusts, is subject to a Rule 12b-1 fee of 0.15% of a portfolio's Series I net assets (0.60% of a Series I net assets in the case of a American Growth Trust, American International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust). Each Lifestyle Trust invest in portfolios that are subject to Rule 12b-1 fees.

The International Equity Index Fund is a series of the John Hancock Variable Series Trust I (the "VST Trust") which is registered under the 1940 Act as an open-end management investment company. The assets of the International Equity Index Fund subaccount

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are invested in Series I shares of the International Equity Index Fund which is subject to a 0.40% Rule 12b-1 fee. The VST Trust receives investment advisory services from John Hancock Life Insurance Company and the International Equity Index Trust portfolio is subadvised by State Street Global Advisers.

The All Asset Portfolio is a series of the PIMCO Variable Insurance Trust (the "PIMCO Trust") which is registered under the 1940 Act as an open-end management investment company. The assets of the All Asset Portfolio subaccounts are invested in the M class of shares of the All Asset Portfolio which is subject to a 0.25% Rule 12b-1 fee. The PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO").

The portfolios available under the Policies are as follows:

TRUST PORTFOLIOS INVESTING IN THE AMERICAN FUND INSURANCE SERIES

The AMERICAN GROWTH TRUST invests all of its assets in Class 2 shares of the Growth Fund, a series of American Fund Insurance Series. The Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

The AMERICAN INTERNATIONAL TRUST invests all of its assets in Class 2 shares of the International Fund, a series of American Fund Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United States.

The AMERICAN GROWTH-INCOME TRUST invests all of its assets in Class 2 shares of the Growth-Income Fund, a series of American Fund Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

The AMERICAN BLUE CHIP INCOME AND GROWTH TRUST invests all of its assets in Class 2 shares of the Blue Chip Income and Growth Fund, a series of American Fund Insurance Series. The Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above.

                                      * * *

The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing, under normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.

The PACIFIC RIM TRUST (formerly, Pacific Rim Emerging Markets Trust) seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").

The EMERGING GROWTH TRUST seeks superior long-term rates of return through capital appreciation by investing, under normal circumstances, primarily in high quality securities and convertible instruments of small-cap U.S. companies.

The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index* ("small cap stocks") at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.

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The SMALL COMPANY TRUST seeks long-term capital growth by investing, under normal market conditions, primarily in equity securities of smaller-capitalization U.S. companies. The subadviser uses quantitative, computer-driven models to construct the portfolio of stocks for the Small Company Trust.

The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing in stocks and other equity securities of medium-sized U.S. companies with strong growth potential.

The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant capital appreciation potential.

The NATURAL RESOURCES TRUST seeks long-term total return by investing, under normal market conditions, primarily in equity and equity-related securities of natural resource-related companies worldwide.

The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.

The STRATEGIC OPPORTUNITIES TRUST seeks growth of capital by investing primarily in common stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a combination of both.

The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing in stocks and other securities with equity characteristics of companies located in the developed countries that make up the MSCI EAFE Index.

The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in non-U.S. securities. The portfolio expects to invest primarily in equity securities.

The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in the common stock of companies located outside the U.S. which have total stock market capitalization or annual revenues of $1.5 billion or less ("small company securities").

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.

The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its total assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

The MID CAP CORE TRUST seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies.

The GLOBAL TRUST (formerly, Global Equity Trust) seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located anywhere in the world, including emerging markets.

The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.

The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium-to-large capitalization companies.

The U.S. GLOBAL LEADERS GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in common stocks of "U.S. Global Leaders."

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The QUANTITATIVE ALL CAP TRUST seeks long-term growth of capital by investing, under normal circumstances, primarily in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

The ALL CAP CORE TRUST seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within the Russell 3000 Index*.

The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations.

The CLASSIC VALUE TRUST seeks long-term growth of capital portfolio by investing, under normal market conditions, at least 80% of its net assets in domestic equity securities.

The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing, under normal market conditions, at least 80% of the portfolio's total assets in the common stocks of large and medium-sized blue chip growth companies. Many of the stocks in the portfolio are expected to pay dividends.

The U.S. LARGE CAP TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

The CORE EQUITY TRUST seeks long-term capital growth by investing, under normal market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth. The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value.

The STRATEGIC VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of its net assets in common stocks and related securities of companies which the subadviser believes are undervalued in the market relative to their long term potential.

The LARGE CAP VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in a diversified portfolio of equity securities of large cap companies located in the U.S.

The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies.

The SMALL CAP OPPORTUNITIES TRUST seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.

The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index* at the time of purchase.

The SPECIAL VALUE TRUST seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value Index.

The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalization of roughly $500 million to $10 billion.

The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index.

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The ALL CAP VALUE TRUST seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.

The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.

The QUANTITATIVE VALUE TRUST seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.

The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.

The ALL ASSET PORTFOLIO (a series of the PIMCO Variable Insurance Trust) (only Class M shares are available for sale) seeks maximum real return consistent with preservation of real capital and prudent investment management by investing, under normal circumstances, substantially all of its assets in Institutional Class shares of the PIMCO Funds, Pacific Investment Management Series, an affiliated open-end investment company.

The GLOBAL ALLOCATION TRUST seeks total return, consisting of long-term capital appreciation and current income, by investing in equity and fixed income securities of issuers located within and outside the U.S.

The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The STRATEGIC INCOME TRUST seeks a high level of current income by investing, under normal market conditions, primarily in foreign government and corporate debt securities from developed and emerging markets; U.S. Government and agency securities; and U.S. high yield bonds.

The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's assets primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing in a diversified portfolio of investment grade bonds and tends to focus its investment on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

The REAL RETURN BOND TRUST seeks maximum return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments and by corporations.

                                       13

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The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.

The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index*.

The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index")*. (Available only to policies issued prior to May 1, 2004) (Subject to shareholder/contractowner approval, the International Index Trust will merge with the International Equity Index Trust immediately after the close of business on June 18, 2004.)

The INTERNATIONAL EQUITY INDEX FUND (a series of the John Hancock Variable Series Trust I) (only Series I shares are available for sale) seeks to track the performance of broad-based equity indices of foreign companies in developed and emerging markets by attempting to track the performance of the MSCI All Country World ex-US Index*.

The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index*.

The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index*.

The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index*.

The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex USIndex" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

ISSUING A POLICY

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USE OF THE POLICY

The Policy is designed to provide employers or other organizations with life insurance coverage on employees or other individuals in whose lives they have an insurable interest. The Policy may be owned by an individual or a corporation, trust, association, or similar entity. The Policy may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation liabilities or death benefit liabilities of executive retirement plans, or as a source for funding cash flow obligations under such plans.

REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process is completed to our satisfaction and we approve issuance of the Policy.

Policies may be issued on a basis that does not distinguish between the life insured's sex and/or smoking status, with prior approval from us. A Policy will only be issued on the lives of insureds from Issue Ages 20 through 80.

Each Policy has a Policy Date, an Effective Date and an Issue Date:

         - The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are measured. The Policy Date is also the effective date of the initial Coverage Amount. The Policy Date is the same date as the Effective Date unless the Policy is backdated (see "Backdating a Policy").

         - The Effective Date is the date we become obligated under the Policy and when the first monthly deductions are taken. It is the later of the date we approve issuance of the Policy and the date we receive at least the Minimum Initial Premium.

         - The Issue Date is the date from which the Suicide and Incontestability provisions of the Policy are measured.

If we approve issuance of a Policy before we receive the Minimum Initial Premium then the Effective Date will be later than the Issue Date. The Minimum Initial Premium must be received by us within 60 days after the Issue Date and the life insured must be in good health on the Effective Date. If the Minimum Initial Premium is not paid or if the application is rejected, the Policy will be canceled and any premiums paid will be returned to the applicant.

Net Premiums received prior to the Effective Date will be credited with interest at the rate of return earned on amounts allocated to the Money Market Trust. On the Effective Date, Net Premiums received plus any interest credited will be allocated to Investment Accounts and the Fixed Account according to your instructions, unless first allocated to the Money Market Trust for the duration of the right to examine period (see "Right to Examine the Policy").

MINIMUM FACE AMOUNT AND SCHEDULED DEATH BENEFIT

The minimum Face Amount is $50,000 unless the FTIO Rider is added to the Policy. With an FTIO Rider, the minimum Face Amount is $25,000 and the minimum Scheduled Death Benefit is $50,000 at all times.

BACKDATING A POLICY

You may request that we backdate the Policy by assigning a Policy Date earlier than the Effective Date. We will not backdate the Policy to a date earlier than that allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated.

TEMPORARY INSURANCE AGREEMENT

Temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement, subject to our underwriting practices. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. It is issued on a conditional receipt basis, which means that benefits would only be paid if the life insured met our usual and customary underwriting standards for the coverage applied for.

UNDERWRITING

The policies are offered on three underwriting classes that require different types and amounts of information from the applicant and prospective life insured. Current cost of insurance charges in early Policy Years will vary by the type of underwriting and charges will generally be lower where underwriting information is more extensive. Under any of the underwriting bases, the acceptance of an application is subject to our underwriting rules and we may request additional information or reject an application for any reason.

SHORT FORM UNDERWRITING

The proposed life insured must answer qualifying questions in the application but is not required to provide detailed medical history, submit records or undergo examinations or tests unless requested to do so by us. Availability of Short Form underwriting depends on characteristics of the Case, such as the number of lives to be insured, the amounts of insurance and other factors, and it is generally available only up to Issue Age 65.

SIMPLIFIED UNDERWRITING

The proposed life insured must satisfactorily answer certain health questions in the application and may be required to submit existing medical records, but requirements to undergo examinations and tests are minimized. Availability of Simplified underwriting and the nature of the requirements will depend on characteristics of the Case and the proposed lives to be insured.

REGULAR (MEDICAL) UNDERWRITING

Where Short Form or Simplified underwriting is unavailable we require satisfactory evidence of insurability under our regular underwriting guidelines for individual applicants. This may include medical exams and other information. A proposed life insured who fails to qualify for a standard risk classification may be eligible to be insured with an additional substandard rating.

RIGHT TO EXAMINE THE POLICY

A Policy may be returned for a refund within 10 days after you receive it. Some states provide a longer period of time for this right, which will be stated in the Policy if applicable. The Policy can be mailed or delivered to the Manulife USA agent who sold it or to the Service Office. Immediately upon such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at the Service Office we will refund an amount equal to:

         (a) the difference between premiums received and amounts allocated to Investment Accounts and the Fixed Account; plus

         (b) the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned Policy; minus

         (c)      any partial withdrawals and policy loans.

Some state laws require the refund of premiums paid without adjustment for investment gains and losses of the Separate Account. In these states, all Net Premiums will be allocated to the Money Market Trust during the right to examine period and the refund amount will be equal to all premiums received less any partial withdrawals and policy loans.

If you request a Face Amount increase that results in new Sales Loads, you will have the same rights described above to cancel the increase. If cancelled, the Policy Value will be recalculated to be as they would have been had the increase not taken place. You may request a refund of all or any portion of premiums paid during this right to examine period, and the Policy Value and Sales Loads will be recalculated to be as they would have been had the premiums not been paid.

We reserve the right to delay the refund of any premium paid by check until the check has cleared.

LIFE INSURANCE QUALIFICATION

A Policy must satisfy either of two tests to qualify as a life insurance contract as defined in Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). You must apply for a Policy that uses either the Cash Value Accumulation Test ("CVA Test") or the Guideline Premium Test ("GP Test") and the test cannot be changed once the Policy is issued.

CASH VALUE ACCUMULATION TEST

The CVA Test requires the Death Benefit at any time to be at least a certain ratio of the Policy Value, based on prescribed calculations. The Minimum Death Benefit provision described below will ensure that the CVA Test is met. There is no restriction on the amount of premiums you may pay, but we will require you to provide satisfactory evidence of insurability before we accept an amount of premium that would increase the Death Benefit by more than the increase in Policy Value.

GUIDELINE PREMIUM TEST

The GP Test limits the amount of premiums you may pay into the Policy, given its Death Benefit, based on prescribed calculations. In addition, the GP Test requires the Death Benefit at any time to be at least a prescribed ratio of the Policy Value. These prescribed multiples are generally lower than those calculated under the CVA Test. The Minimum Death Benefit provision described below will ensure that this second requirement is met.

Changes to the Policy or FTIO Rider, such as changes in Face Amount, Scheduled Death Benefit, Death Benefit Option or partial withdrawals, may affect the premium limits under the GP Test. Some changes will reduce future premium limits and may cause premiums already paid to exceed the new limits and force you to make a partial withdrawal.

DEATH BENEFITS

If the Policy is in force at the time of the life insured's death we will pay an insurance benefit to the beneficiary. The Policy may remain in force for the life insured's entire lifetime and there is no specified maturity or expiration date.

Insurance benefits are only payable when we receive due proof of death at the Service Office, in the form of either a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other proof satisfactory to us.

The amount of the insurance benefit payable will be the Death Benefit on the date of death, as described below, less any Policy Debt and outstanding monthly deductions on the date of death. The insurance benefit will be paid in one lump sum unless another form of settlement is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the life insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

MINIMUM DEATH BENEFIT

Both the CVA Test and the GP Test require the Death Benefit to be at least a prescribed ratio of the policy value at all times. The Policy's Minimum Death Benefit ensures that these requirements are met by providing that the Death Benefit shall be at least equal to the Policy Value multiplied by the applicable Minimum Death Benefit Percentage for the Attained Age of the life insured. Tables of Minimum Death Benefit Percentages appear on the following page.

FLEXIBLE TERM INSURANCE OPTION RIDER

You may add a flexible term insurance option rider (the "FTIO Rider") to the Policy to provide additional death benefit coverage on the life insured. The FTIO Rider provides flexible term life insurance to Attained Age 100 with cost of insurance charges less than or equal to those of the Policy. The election (or failure to elect) the FTIO Rider will impact the total cost of insurance charges. The FTIO Rider will terminate at the earlier of Attained Age 100, the date the Policy lapses or surrenders, and your request to cancel the FTIO Rider.

You may schedule the death benefit amounts that will apply at specified times (the "Scheduled Death Benefits"). Scheduled Death Benefits may be constant or varying from time to time. The Death Benefit Schedule will be shown in the Policy.

The Term Insurance Benefit of the FTIO Rider is equal to (a) minus (b) but not less than zero where:

         (a)      the Scheduled Death Benefit for the Policy Month, and

         (b) the Face Amount of the Policy or, if greater, the Policy's Minimum Death Benefit

Even if the Term Insurance Benefit may be zero in a Policy Month, the FTIO Rider will not terminate.

Example. A policy is purchased for an executive as part of an employee benefit plan. The death benefit provided by the policy is to be equal to the executive's salary of $100,000 increasing at 5% per year through age 64. Assuming the executive is currently 55, the policy will be issued with a Death Benefit Schedule as follows:

POLICY                SCHEDULED                POLICY               SCHEDULED
 YEAR               DEATH BENEFIT               YEAR              DEATH BENEFIT
-------------------------------------------------------------------------------
  1                    100,000                    6                  127,628
  2                    105,000                    7                  134,010
  3                    110,250                    8                  140,710
  4                    115,763                    9                  147,746
  5                    121,551                   10+                 155,133

The FTIO Rider amount will change each year as necessary to provide the benefits shown in the schedule, as follows:

POLICY                  TOTAL                   FACE                     FLEXIBLE TERM
 YEAR               DEATH BENEFIT              AMOUNT                   INSURANCE AMOUNT
----------------------------------------------------------------------------------------
  1                    100,000                100,000                             0
  2                    105,000                100,000                         5,000
  3                    110,250                100,000                        10,250
  4                    115,763                100,000                        15,763
  5                    121,551                100,000                        21,551
  6                    127,628                100,000                        27,628
  7                    134,010                100,000                        34,010
  8                    140,710                100,000                        40,710

POLICY                  TOTAL                   FACE                     FLEXIBLE TERM
 YEAR               DEATH BENEFIT              AMOUNT                   INSURANCE AMOUNT
----------------------------------------------------------------------------------------
   9                   147,746                100,000                        47,746
  10                   155,133                100,000                        55,133

TABLE OF MINIMUM DEATH BENEFIT PERCENTAGES

                                    CVA TEST                                                            CVA TEST
        GP TEST          ------------------------------                      GP TEST         ------------------------------
AGE     PERCENT          MALE        FEMALE      UNISEX            AGE       PERCENT         MALE        FEMALE      UNISEX
---------------------------------------------------------------------------------------------------------------------------
20        250%           644%         768%        665%              60         130%           189%         218%        194%
21        250%           625%         743%        645%              61         128%           184%         211%        189%
22        250%           607%         720%        626%              62         126%           180%         206%        185%
23        250%           589%         697%        608%              63         124%           175%         200%        180%
24        250%           572%         674%        589%              64         122%           171%         194%        176%
25        250%           554%         652%        571%              65         120%           167%         189%        172%
26        250%           537%         631%        554%              66         119%           164%         184%        168%
27        250%           520%         611%        536%              67         118%           160%         180%        164%
28        250%           504%         591%        519%              68         117%           157%         175%        160%
29        250%           488%         572%        502%              69         116%           153%         171%        157%
30        250%           472%         553%        486%              70         115%           150%         166%        154%
31        250%           457%         535%        470%              71         113%           147%         162%        151%
32        250%           442%         517%        455%              72         111%           145%         158%        147%
33        250%           428%         500%        440%              73         109%           142%         154%        145%
34        250%           414%         484%        426%              74         107%           139%         151%        142%
35        250%           400%         468%        412%              75         105%           137%         147%        139%
36        250%           387%         453%        399%              76         105%           135%         144%        137%
37        250%           375%         438%        386%              77         105%           133%         141%        135%
38        250%           362%         424%        373%              78         105%           131%         139%        133%
39        250%           351%         410%        361%              79         105%           129%         136%        131%
40        250%           340%         397%        350%              80         105%           127%         133%        129%
41        243%           329%         384%        339%              81         105%           125%         131%        127%
42        236%           319%         372%        328%              82         105%           124%         129%        125%
43        229%           309%         361%        318%              83         105%           122%         127%        124%
44        222%           299%         350%        308%              84         105%           121%         125%        122%
45        215%           290%         339%        299%              85         105%           120%         123%        121%
46        209%           281%         329%        290%              86         105%           118%         121%        119%
47        203%           273%         319%        281%              87         105%           117%         120%        118%
48        197%           265%         309%        272%              88         105%           116%         118%        117%
49        191%           257%         300%        264%              89         105%           115%         117%        116%
50        185%           249%         291%        257%              90         105%           114%         115%        115%
51        178%           242%         282%        249%              91         104%           113%         114%        114%
52        171%           235%         274%        242%              92         103%           112%         113%        112%
53        164%           228%         266%        235%              93         102%           111%         112%        111%
54        157%           222%         258%        229%              94         101%           110%         110%        110%
55        150%           216%         251%        222%              95         100%           109%         109%        109%
56        146%           210%         244%        216%              96         100%           107%         107%        107%
57        142%           205%         237%        210%              97         100%           106%         106%        106%
58        138%           199%         230%        205%              98         100%           104%         104%        104%
59        134%           194%         224%        199%              99         100%           103%         103%        103%
                                                                   100 +       100%           100%         100%        100%

DEATH BENEFIT OPTIONS

You may choose either of two Death Benefit Options:

DEATH BENEFIT OPTION 1

The Death Benefit on any date is:

         (a) the Face Amount of the Policy or, if greater, the Minimum Death Benefit, plus

         (b)      the Term Insurance Benefit of the FTIO Rider.

DEATH BENEFIT OPTION 2

The Death Benefit on any date is:

         (a) the Face Amount plus the Policy Value or, if greater, the Minimum Death Benefit, plus

         (b)      the Term Insurance Benefit of the FTIO Rider.

CHANGING THE DEATH BENEFIT OPTION

You may change the Death Benefit Option at any time. The change will take effect at the beginning of the next Policy Month at least 30 days after your written request is received at the Service Office. We reserve the right to limit changes that could cause the Policy to fail to qualify as life insurance for tax purposes.

A change in the Death Benefit Option will result in a change in the Face Amount and Scheduled Death Benefits to avoid any change in the amount of Death Benefit, as follows:

CHANGE FROM OPTION 1 TO OPTION 2

The new Face Amount will be:

         - the Face Amount prior to the change less the Policy Value on the date of the change.

The Scheduled Death benefit amounts for dates on or after the date of the change will be:

         - the amounts scheduled prior to the change less the Policy value on the date of the change.

Coverage Amounts will be reduced or eliminated in the order that they are listed in the Policy until the total decrease in Coverage Amounts equals the decrease in Face Amount.

Example. A policy is issued with a Face amount of $100,000, Death Benefit Option 1, and the following schedule:

POLICY                 SCHEDULED
 YEAR                DEATH BENEFIT
----------------------------------
  1                     100,000
  2                     125,000
  3                     150,000
  4                     175,000
  5+                    200,000

The Death Benefit Option is changed to Option 2 at the beginning of Policy Year
3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $90,000, (the Face Amount prior to the change less the Policy Value) and the Death Benefit Schedule after the change will become:

POLICY                 SCHEDULED
 YEAR                DEATH BENEFIT
----------------------------------
  3                     140,000
  4                     165,000
  5+                    190,000

CHANGE FROM OPTION 2 TO OPTION 1

The new Face Amount will be:

         - the Face Amount prior to the change plus the Policy Value on the date of the change (but the new Face Amount will be no greater than the Scheduled Death Benefit on the date of the change.)

The resulting Face Amount increase amount will be added to the first Coverage Amount listed in the Policy.

However, the Annual Premium Target for this Coverage Amount will not be increased and new Sales Loads will not apply, for an increase solely due to a change in the Death Benefit Option.

Example. A policy is issued with a Face amount of $100,000, Death Benefit Option 2, and the following schedule:

POLICY                 SCHEDULED
 YEAR                DEATH BENEFIT
----------------------------------
  1                     100,000
  2                     125,000
  3                     150,000
  4                     175,000
  5+                    200,000

The Death Benefit Option is changed to Option 1 at the beginning of Policy Year
3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $110,000 (the Face Amount prior to the change plus the Policy Value), and the Death Benefit Schedule after the change will become:

POLICY                 SCHEDULED
 YEAR                DEATH BENEFIT
----------------------------------
  3                     160,000
  4                     185,000
  5+                    210,000

CHANGING THE FACE AMOUNT AND SCHEDULED DEATH BENEFITS

At any time, you may request an increase or decrease to the Face Amount or any Scheduled Death Benefits effective on or after the date of change. We reserve the right to limit changes that could cause the Policy to fail to qualify as life insurance for tax purposes.

INCREASES IN FACE AMOUNT AND SCHEDULED DEATH BENEFITS

Increases in Face Amount and Scheduled Death Benefits are subject to the following conditions:

         1. Increases in Face Amount and Scheduled Death Benefits will require satisfactory evidence of the life insured's insurability.

         2. Increases will take effect at the beginning of the next Policy Month after we approve the request.

         3. We may refuse a requested increase that would not meet our requirements for new policy issues at the time due to the life insured's attained age or other factors.

         4. If the Face Amount is increased (other than as required by a Death Benefit Option change) then all Scheduled Death Benefits effective on or after the date of the change will be increased by the amount of the Face Amount increase.

NEW CHARGES FOR A FACE AMOUNT INCREASE

Coverage Amounts equal to the amount of the increase will be added to the Policy as follows:

First, Coverage Amounts that were reduced or eliminated by a prior Face Amount decrease will be restored.

Second, if needed, a new Coverage Amount will be added to the Policy with an Annual Premium Target and new Sales Loads. Any new Coverage Amount will be based on the life insured's Attained Age and other relevant factors on the effective date of the increase.

Premiums paid on or after the increase may be attributed to the new Coverage Amount and result in Sales Loads (see "Charges and Deductions - Attribution of Premiums").

DECREASES IN FACE AMOUNT AND SCHEDULED DEATH BENEFITS

Decreases in Face Amount and Scheduled Death Benefits are subject to the following conditions:

         1. Decreases in Face Amount and Scheduled Death Benefits will take effect at the beginning of the next Policy Month which is 30 days after your written request is received at the Service Office.

         2. If the Face Amount is decreased then all Scheduled Death Benefits effective on or after the date of the change will be decreased by the same amount.

         3. If at any time the Scheduled Death Benefit decreases to less than the Face Amount, the Face Amount will be decreased to be equal to the Scheduled Death Benefit at that time.

         4. Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the Policy.

DECREASES IN FACE AMOUNT UNDER DEATH BENEFIT OPTION 1 DUE TO A PARTIAL
WITHDRAWAL

If Death Benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount will be decreased by an amount equal to:

(a) minus (b) but not less than zero, where:

         (a)      is the partial withdrawal amount and

         (b) is the excess, if any, of the Policy's Minimum Death Benefit over its Face Amount, immediately prior to the partial withdrawal.

Decreases in Face Amount under Death Benefit Option 1 due to a Partial Withdrawal are subject to the following conditions:

         1. Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the Policy.

         2. All Scheduled Death Benefits effective on or after the date of the partial withdrawal will be decreased by the amount of the Face Amount decrease, unless you request otherwise and we approve.

EXAMPLE FOR FACE INCREASES AND DECREASES

A Policy is issued with the Sales Load option, a Face Amount of $100,000, Death Benefit Option 1, and a Death Benefit Schedule as follows:

POLICY                 SCHEDULED
 YEAR                DEATH BENEFIT

  1                     100,000
  2                     125,000
  3                     150,000
  4                     175,000
  5+                    200,000

Assume the following Policy activity:

              ACTIVITY                                EFFECT ON POLICY                           CHANGE IN BENEFIT SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
In Policy Year 2, the Face Amount      The initial Coverage amount is reduced to $80,000.                           SCHEDULED
is reduced to $80,000.                                                                      POLICY YEAR           DEATH BENEFIT
                                                                                                 2                   105,000
                                                                                                 3                   130,000
                                                                                                 4                   155,000
                                                                                                 5+                  180,000

In Policy Year 3, the Face Amount      The initial Coverage Amount (which earlier was                               SCHEDULED
is increased to $120,000               reduced to $80,000) is restored to its original      POLICY YEAR           DEATH BENEFIT
                                       level of $100,000. A new Coverage Amount for              3                   170,000
                                       $20,000 is added to the Policy. This new coverage         4                   195,000
                                       amount will have its own Annual Premium Target,           5+                  220,000
                                       and its own Sales Load. A portion of the future
                                       premiums paid will be attributed to this Coverage
                                       Amount to determine the amount of the Sales Load.

In Policy Year 4, a Partial            The Face Amount is reduced to $90,000. The most                              SCHEDULED
Withdrawal of $30,000 is made.         recent Coverage Amount of $20,000 is reduced to      POLICY YEAR           DEATH BENEFIT
                                       $0, and the initial Coverage Amount is reduced to          4                  165,000
                                       $90,000.                                                   5                  190,000

FACTORS THAT AFFECT THE DEATH BENEFIT

In the case of Death Benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Benefit Summary." These factors do not affect the Face Amount of the Policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the Policy does not lapse.

PREMIUM PAYMENTS

INITIAL PREMIUMS

No premiums will be accepted prior to receipt of a completed application by us. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return earned on amounts allocated to the Money Market Trust. No insurance will take effect before we approve the application and receive at least the Minimum Initial Premium.

On the Effective Date, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with your instructions, unless first allocated to the Money Market Trust for the duration of the right to examine period (see "Right to Examine the Policy").

SUBSEQUENT PREMIUMS

After the payment of the initial premium, premiums may be paid at any time during the lifetime of the life insured prior to Attained Age 100 and in any amount subject to the premium limitations described below. A Policy will be issued with a planned premium, which is based on the amount of premium you wish to pay. We will send you notices of your planned premium at the payment interval you select. However, you are under no obligation to make the planned premium payment.

Payment of premiums will not guarantee that the Policy will stay in force and failure to pay premiums will not necessarily cause the Policy to lapse. The Policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover Policy charges.

PREMIUM LIMITATIONS

If the Policy is issued under the GP Test, the total of all premiums paid may not exceed the then-current maximum premium limitations established by federal income tax law for the Policy to qualify as life insurance. The GP Test premium limits are stated in the Policy. If a premium is received which would result in total premiums exceeding the applicable GP Test limit, we will only accept that portion of the premium that will not exceed the limit. Any premium in excess of that amount will be returned.

If the Policy is issued under the CVA Test, there is no restriction on the amount of premiums that may be paid into a Policy, but you must provide satisfactory evidence of insurability before we accept any premium that would increase the Death Benefit by an amount greater than the increase in Policy Value.

PREMIUM ALLOCATION

You may allocate premiums to the Fixed Account and Investment Accounts. Allocations may be made as percentages that are between zero and 100% that sum to exactly 100%. Alternatively, you may allocate a premium in dollar amounts that sum to exactly the Net Premium amount. You may change premium allocations at any time and the change will take effect on the date a request for change satisfactory to us is received at the Service Office.

CHARGES AND DEDUCTIONS

PREMIUM LOAD

We will deduct a Premium Load as a percentage of each premium payment that is guaranteed never to exceed 1.0%. Currently, we waive this load in Policy Years 4 and later and charge 0%.

The charge is intended to cover a portion of the aggregate amount of various taxes and fees we pay to federal, state and local governments. It is not based on the actual premium tax rate of your state of residence or any other specific tax.

SALES LOAD

Each Coverage Amount listed in the Policy is designated as Sales Load

The Sales Load is intended to cover a portion of our costs of marketing and distributing the policies.

ATTRIBUTION OF PREMIUMS

An Annual Premium Target is associated with each Coverage Amount. Annual Premium Targets are based on the Coverage Amount and the life insured's Attained Age, sex and smoking status on the effective date of the Coverage Amount. The Annual Premium Targets are listed with the Coverage Amounts in the Policy.

Premium payments will be attributed to Coverage Amounts that have been in effect for less than 5 years. Attribution will begin with the first applicable Coverage Amount that is listed in the Policy. The sum of all premium amounts attributed to a Coverage Amount in a Coverage Year is limited to the Annual Premium Target shown in the Policy. Premium amounts that exceed the Annual Premium Target will be attributed to the next listed Coverage Amount, up to its own Annual Premium Target. Attribution will continue in this manner until either the entire premium is attributed to Coverage Amounts or the Annual Premium Target is exceeded for all applicable Coverage Amounts.

SALES LOAD

We deduct a Sales Load from all premium amounts attributed to a Coverage Amount designated as having a Sales Load. The Sales Load is a percentage of premiums guaranteed never to exceed the percentages below. Currently we are charging these percentages.

COVERAGE YEAR                   PERCENTAGE                    COVERAGE YEAR                 PERCENTAGE
     1                            13.00%                           4                           2.50%
     2                             6.25%                           5                           0.50%
     3                             3.50%                           6                           0.50%
                                                                   7+                          0.00%

MONTHLY DEDUCTIONS

On the Policy Date and at the beginning of each Policy Month prior to Attained Age 100, a deduction is due from the Net Policy Value to cover certain charges described below. Monthly deductions due prior to the Policy's Effective Date will be taken on the Effective Date. Unless otherwise allowed by us and specified by you, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Account bears to the Net Policy Value.

ADMINISTRATION CHARGE

Currently we deduct a charge of $12 per Policy Month, which is guaranteed never to be exceeded. This charge is intended to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under a Policy.

COST OF INSURANCE CHARGE

A monthly charge for the cost of insurance is paid to the Company and is determined by multiplying a cost of insurance rate by the net amount at risk at the beginning of each Policy Month.

A net amount at risk is equal to the greater of zero, or (a) minus (b), where

         (a) is the applicable death benefit amount on the first day of the month, divided by 1.0024663; and

         (b) is the Policy Value attributed to that death benefit amount on the first day of the month.

Cost of insurance rates and net amounts at risk are determined separately for each Coverage Amount and for the excess of the Death Benefit over the Face Amount (the Face Amount is the sum of the Coverage Amounts).

ATTRIBUTION OF POLICY VALUE FOR NET AMOUNTS AT RISK

To determine the net amounts at risk, the Policy Value will be attributed to Coverage Amounts in the order listed in the Policy. The amount of Policy Value attributed to a Coverage Amount will be limited to the amount that results in zero net amount at risk, and any excess Policy Value will then be attributed to the next listed Coverage Amount. Attribution will continue in this manner until either the entire Policy Value is attributed or the end of the list of Coverage Amounts is reached. Any remaining Policy Value will then be attributed to the excess of the Death Benefit over the Face Amount.

CURRENT COST OF INSURANCE RATES

Cost of insurance rates are determined separately for each Coverage Amount and the excess of the Death Benefit over the Face Amount. There are different current cost of insurance rate bases for:

         -        Coverage Amounts having Sales Loads, and

         - The excess of the Death Benefit over the Face Amount, including any Term Insurance Benefit under the FTIO Rider.

The cost of insurance rate in a specific Policy Month for an applicable death benefit amount will depend on:

         - the cost of insurance rate basis for the applicable death benefit amount,

         - the life insured's Attained Age, sex (unless unisex rates are required by law) and smoking status on the effective date of the applicable death benefit amount,

         -        the underwriting class of the applicable death benefit amount,

         - the Coverage Year, or Policy Year for the excess of the Death Benefit over the Face Amount,

         - any extra charges for substandard ratings, as stated in the Policy.

Since the net amount of risk for Death Benefit Option 2 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.

Cost of insurance rates will generally increase with the life insured's age and the Coverage Year.

Cost of insurance rates reflect our expectation as to future mortality experience. They are also intended to cover our general costs of providing the Policy, to the extent that these costs are not covered by other charges. Current cost of insurance rates may be changed by us on a basis that does not unfairly discriminate within the class of lives insured.

GUARANTEED MAXIMUM COST OF INSURANCE RATES

In no event will the cost of insurance rates we charge exceed the guaranteed maximum rates set forth in the Policy, except to the extent that an extra charge is imposed for a substandard rating. The guaranteed rates are the 1980 Commissioners Standard Ordinary Sex Distinct (unless unisex rates are required by law) ANB Aggregate Ultimate Mortality Tables. Current cost of insurance rates may be less than the guaranteed rates.

ASSET BASED RISK CHARGE DEDUCTED FROM INVESTMENT ACCOUNTS

We assess a daily charge against amounts in the Investment Accounts. This charge is intended to compensate us for insurance risks we assume under the Policy, such as benefit payments and expenses that are higher than we expected. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

The charge is a percentage of amounts in the Investment Accounts, which will reduce Unit Values of the sub-accounts. The charge is guaranteed never to exceed 0.0013699% (a annual rate of 0.50%). Currently, we charge the following rates:

POLICY YEAR                         DAILY ASSET BASED RISK CHARGE                        ANNUAL RATE
----------------------------------------------------------------------------------------------------
  1-10                                       0.0012301%                                     0.45%
  11+                                        0.0005474%                                     0.25%

INVESTMENT MANAGEMENT FEES AND EXPENSES

The investment management fees and expenses of the Portfolios, the underlying variable investment options for the Policy, are set forth in the Portfolio Prospectuses.

REDUCTION IN CHARGES AND ENHANCED SURRENDER VALUES

The Policy is designed for employers and other sponsoring organizations that may purchase multiple policies as a Case. The size or nature of the Case may result in expected savings of sales, underwriting, administrative or other costs. If so, we expect to offer reductions of Policy charges and enhancements of surrender value. Eligibility for reductions and enhancements and the amounts available will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyholder, the nature of the relationship among the lives insured, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of our expenses. Some of reductions and enhancements may be guaranteed and others may be subject to restrictions or to withdrawal or modification, on a uniform Case basis. We may change the nature and amount of reductions and enhancements available from time to time. Reductions and enhancements will be determined in a way that is not unfairly discriminatory to policyholders.

COMPANY TAX CONSIDERATIONS

Currently, we make no specific charge to the Separate Account for any federal, state, or local taxes that we incur that may be attributable to such Account or to the Policy. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of tax laws that we determines to be attributable to the Separate Account or to the Policy.

POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the Death Benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Return Summary."

INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manulife USA. See "The General Account - Fixed Account".

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manulife USA that is lower than the loan interest rate charged on Policy Debt. See "Policy Loans - Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are cancelled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or cancelled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day that is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or Death Benefit to be made on a day that is not a Business Day will be made on the next Business Day.

UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the that sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) minus (c), where:

         (a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transaction are made on that day;

         (b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transaction were made for that day; and

         (c) is a charge not exceeding the daily mortality and expense risk charge shown in the "Charges and Deductions - Asset Based Risk Charge Deducted from Investment Accounts" section.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE

Subject to the restrictions set forth below, the policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under "Transfers Involving Fixed Accounts."

None of the portfolios which are investment options for the Policy are designed for short-term investing since such activity may increase portfolio transaction costs and be disruptive to management of a portfolio (affecting a subadviser's ability to effectively manage a portfolio in accordance with its investment objective and policies). Management of the Trust will monitor purchases and redemptions of Trust shares. If management of the Trust becomes aware of short-term trading that it believes, in its sole discretion, is significantly disrupting (or may potentially significantly disrupt) management of a portfolio or materially increasing portfolio transaction costs ("Disruptive Short-Term Trading"), the Trust may impose restrictions on such trading. The Trust's participation agreement with the Company requires the Company to impose trading restrictions on its policy owners if requested by the Trust. In addition, the Company also has a policy to restrict transfers to two per month per Policy. (For purposes of this restriction, all transfers made during the period from the opening of trading each day the net asset value of the shares of the Trust are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.)) are considered one transfer.) Policyowners may, however, transfer to the Money Market Trust even if the two transfer per month limit has been reached if 100% of the Policy Value is transferred to the Money Market Trust. If such a transfer to the Money Market Trust is made, for a 30 day period after such transfer, no subsequent transfers from the Money Market Trust to another investment option may be made. This restriction is applied uniformly to all policyowners. The Company also reserves the right to take other actions to restrict trading as noted below.

Actions that the Company may take to restrict trading include, but are not limited to:

         - restricting the number of transfers made during a defined period,

         -        restricting the dollar amount of transfers,

         - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail), and

         -        restricting transfers into and out of certain subaccounts.

Policyowners should note that while the Trust and the Company seek to identify and prevent Disruptive Short-Term Trading, it is not always possible to do so. Therefore, no assurance can be given that the Trust and the insurance company will successfully impose restrictions on all Disruptive Short-Term Trading. If the Trust and the Company are unsuccessful in restricting Disruptive Short-Term Trading the portfolios may incur higher brokerage costs and may maintain higher cash levels, limiting their ability to achieve their investment options.

The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iv) in "Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the Portfolios. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Portfolios.

TRANSFER REQUESTS

Transfer requests may be made in writing in a format satisfactory to us. From time to time we may offer you alternate means of communicating transfer requests to us, such as electronic mail, the Internet or telephone. We will use reasonable procedures to confirm that instructions received by alternate means are genuine and we will not be liable for following instructions we have reasonably determined to be genuine.

LIMITATIONS ON TRANSFERS FROM THE FIXED ACCOUNT

The maximum amount that may be transferred from the Fixed Account in any Policy Year is 25% of the Fixed Account Value at the previous Policy Anniversary. Any transfer that involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust. We may allow greater amounts to be transferred from the Fixed Account if a systematic plan of withdrawals is agreed to in advance. For example, we will allow the transfer of 20%, 25%, 33%, 50% and 100% of the remaining balance in the Fixed Account in five successive years provided we agree in advance in writing and that no amounts are transferred into the Fixed Account during the 5 year period.

POLICY LOANS

At any time while the Policy is in force, you may borrow against the Policy Value. The Policy is the only security for the loan. Policy loans may have tax consequences. See "Tax Treatment of Policy Benefits - Policy Loan Interest."

A policy loan will affect future Policy Values, since the portion of the Policy Value in the Loan Account will receive the loan interest credited rate rather than varying with the performance of the underlying Portfolios or increasing at the Fixed Account interest credited rate. A policy loan may cause a Policy to be more susceptible to lapse since it reduces the Net Cash Surrender Value from which monthly deductions are taken. A policy loan causes the amount payable upon death of the life insured to be reduced by the amount of outstanding Policy Debt.

MAXIMUM LOAN

The amount of any loan cannot exceed the amount that would cause the Policy Debt to equal the Policy's Cash Surrender Value less the monthly deductions due from the date of the loan to the to the next Policy Anniversary.

INTEREST CHARGED ON POLICY LOANS

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 4%.

LOAN ACCOUNT

When a loan is made, an amount equal to the loan will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. You may designate how this amount is allocated among the Accounts. If you give no instructions, the amount transferred will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT

Policy Value in the Loan Account will earn interest at an effective annual rate guaranteed to be at least 3.25%. We may declare a current interest rate that is greater than this, subject to change at any time. The excess of the loan interest charged rate (4%) over the loan interest credited rates will result in a net charge against the Policy Value with respect to any Policy Debt. Currently we credit loan interest rates which vary by Policy Year as follows:

                      CURRENT LOAN INTEREST       EXCESS LOAN INTEREST
POLICY YEARS              CREDITED RATES              CHARGED RATE
----------------------------------------------------------------------
   1-10                       3.25%                      0.75%
   11+                        3.75%                      0.25%

LOAN ACCOUNT ADJUSTMENTS

On the first day of each Policy Month the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. The amount transferred will be allocated to the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Account bears to the Net Policy Value.

LOAN REPAYMENTS

Policy Debt may be repaid, in whole or in part, at any time prior to the death of the life insured while the Policy is in force. A loan repayment amount will be credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts in the same proportion as the Policy Value in each Account bears to the Net Policy Value.

Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

A Policy may be surrendered for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any monthly deductions due and Policy Debt. The Net Cash Surrender Value will be determined at the end of the Business Day on which we receive the Policy and a written request for surrender at the Service Office. When a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

PARTIAL WITHDRAWALS

You may make a partial withdrawal of the Net Cash Surrender Value at any time. You may designate how the withdrawal amount is allocated among the Investment Account and the Fixed Account. If you give no instructions, the withdrawal amount will be allocated among the Accounts in the same proportion as the Policy Value in each Account bears to the Net Policy Value.

The Death Benefit may be reduced as a result of a Partial Withdrawal. See "Death Benefits - Decreases in Face Amount under Death Benefit Option 1 due to a Partial Withdrawal").

LAPSE AND REINSTATEMENT

LAPSE

A Policy will go into default if at the beginning of a Policy Month if the Net Cash Surrender Value would go below zero after deducting the monthly deduction then due. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy - Tax Treatment of Policy Benefits - Surrender or Lapse." We will notify you of the default and will allow you a 61-day grace period in which to make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium load. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

DEATH DURING GRACE PERIOD

If the life insured should die during the grace period, the Policy Value used in the calculation of the Death Benefit will be the Policy Value on the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

REINSTATEMENT

You may reinstate a Policy that has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

         (a) The Policy must not have been surrendered for its Net Cash Surrender Value;

         (b) Evidence of the life insured's insurability satisfactory to us must be provided; and

         (c) A premium equal to the payment required during the grace period following default to keep the Policy in force is paid.

THE GENERAL ACCOUNT

The general account of Manulife USA consists of all assets owned by us other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, we have sole discretion over investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of Manulife USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT

You may allocate net premiums to the Fixed Account or transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. Manulife USA will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT

The Policy Value in the Fixed Account is equal to:

         (a)      the portion of the net premiums allocated to it; plus

         (b)      any amounts transferred to it; plus

         (c)      interest credited to it; less

         (d)      any charges deducted from it; less

         (e)      any partial withdrawals from it; less

         (f)      any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle you to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. We may declare a current interest rate in excess of the guaranteed rate, subject to change at any time.

OTHER PROVISIONS OF THE POLICY

POLICYHOLDER RIGHTS

Unless otherwise restricted by a separate agreement, you may:

         -        Vary the premiums paid under the Policy.

         -        Change the Death Benefit Option.

         -        Change the premium allocation for future premiums.

         -        Take loans and/or partial withdrawals.

         -        Surrender the contract.

         -        Transfer ownership to a new owner.

         - Name a contingent owner that will automatically become owner if you die before the life insured.

         -        Change or revoke a contingent owner.

         -        Change or revoke a beneficiary.

ASSIGNMENT OF RIGHTS

We will not be bound by an assignment until we receive a copy of the assignment at the Service Office. We assume no responsibility for the validity or effects of any assignment.

BENEFICIARY

You may appoint one or more beneficiaries of the Policy by naming them in the application. Beneficiaries may be appointed in three classes - primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the life insured's lifetime by giving written notice in a form satisfactory to us. If the life insured dies and there is no surviving beneficiary, you, or your estate if you are the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.

INCONTESTABILITY

We will not contest the validity of a Policy after it has been in force during the life insured's lifetime for two years from the Issue Date stated in the Policy, nor will we contest the validity of an increase in Face Amount after it has been in force during the life insured's lifetime for two years. If a Policy has been reinstated, we can contest any misrepresentation of a fact material to the reinstatement for a period of two years after the reinstatement date.

MISSTATEMENT OF AGE OR SEX

If the life insured's stated age or sex or both in the Policy are incorrect, we will change the Face Amount so that the Death Benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION

If the life insured, whether sane or insane, dies by suicide within two years from the Issue Date stated in The Policy (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), we will pay only the premiums paid less any partial withdrawals and any Policy Debt. If the life insured should die by suicide within two years after a Face Amount increase, the Death Benefit for the increase will be limited to the monthly deductions for the increase. At our discretion, this provision may be waived, such as policies purchased in conjunction with certain existing benefit plans.

SUPPLEMENTARY BENEFITS

Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including the FTIO Rider (see "Death Benefits - Flexible Term Insurance Option Rider") and, in the case of a Policy owned by a corporation or other similar entity, a benefit permitting a change in the life insured (a taxable event). More detailed information concerning this supplementary benefit may be obtained from us. There is no cost for any supplementary benefit currently offered by us, with the exception of FTIO Rider (see "Charges and Deductions - Monthly Deductions").

TAX TREATMENT OF THE POLICY

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the Service. MANULIFE USA DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICY.

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax adviser should be consulted for advice on the tax attributes of the particular arrangement.

Manulife USA is taxed as a life insurance company. Because the operations of the Separate Account are a part of, and are taxed with, our operations, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing

Federal income tax laws, we are not taxed on the investment income and capital gains of the Separate Account, but we may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. Our use of these tax credits or deductions will not adversely affect or benefit the Separate Account. We do not anticipate that it will be taxed on the income and gains of the Separate Account in the future, but if we are, we may impose a corresponding charge against the Separate Account.

LIFE INSURANCE QUALIFICATION

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Internal Revenue Code, and thereby to enjoy the tax benefits of such a contract:

         1.       The Policy must satisfy the definition of life insurance under
                  Section 7702 of the Code.

         2. The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

         3. The Policy must be a valid life insurance contract under applicable state law.

         4. The policyholder must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium Test. By limiting cash value at any time to the net single premium that would be required in order to fund future benefits under the contract, the Cash Value Accumulation Test in effect requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

With respect to a Policy which is issued on the basis of a standard rate class, we believe (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyholder pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Portfolios, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how each Portfolio's assets are to be invested. We believe that the Separate Account will thus meet the diversification requirement, and we will monitor continued compliance with the requirement.

STATE LAW

A Policy must qualify as a valid life insurance contract under applicable state laws. State regulations require that the policyholder have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyholder's gross income. The IRS has stated in published rulings that a variable policyholder will be considered the owner of separate account assets if the policyholder possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyholder), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyholders were not owners of separate account assets. For example, the Policy has many more portfolios to which policyholders may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes. We believe that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a policy loan, partial withdrawal, surrender, change in ownership, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyholder or beneficiary.

DEATH BENEFIT

The death benefit under the Policy should be generally excludible from the gross income of the beneficiary under Section 101(a)(1) of the Code. A transfer of the Policy for valuable consideration, however, may cause a portion of the death benefit to be taxable (See "Other Transactions" below).

CASH VALUES

Generally, the policyholder will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

INVESTMENT IN THE POLICY

Investment in the Policy means:

         (a) the aggregate amount of any premiums or other consideration paid for the Policy; minus

         (b) the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyholder (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract or "MEC," to the extent such amount has been excluded from gross income, will be disregarded); plus

         (c) the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyholder.

The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

SURRENDER OR LAPSE

Upon a complete surrender or lapse of a Policy or when benefits are paid at a policy's maturity date, if the amount received plus the amount of Policy Debt exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

If, at the time of lapse, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements.

DISTRIBUTIONS

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MEC.

DISTRIBUTIONS FROM NON-MECS

A distribution from a non-MEC is generally treated as a tax-free recovery by the policyholder of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. Loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyholder.

Force Outs

An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyholder in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

DISTRIBUTIONS FROM MECS

Policies classified as MECs will be subject to the following tax rules:

         (a) First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.

         (b) Second, loans taken from or secured by such a Policy and assignments and pledges of any part of its value are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.

         (c) Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan:

                  (i)      is made on or after the policyholder attains age 59
                           1/2;

                  (ii) is attributable to the policyholder becoming disabled; or

                  (iii) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyholder or the joint lives (or joint life expectancies) of the policyholder and the policyholder's beneficiary.

These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

Definition of Modified Endowment Contracts

Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven policy years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the Policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyholder should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

Material Changes

A Policy that is not a MEC may become a MEC if it is "materially changed". If there is a material change to the Policy, the seven year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

Reductions in Face Amount

If there is a reduction in benefits during the first seven policy years, the seven-pay premium limit is recalculated as if the Policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by us to provide a payment schedule that will not violate the seven pay test.

Exchanges

A life insurance contract received in exchange for a MEC will also be treated as a MEC.

Processing of Premiums

If a premium, which would cause the Policy to become a MEC, is received within 23 days of the next Policy Anniversary, we will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next Policy Anniversary, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. (Any amount that would still be excess premium will be refunded to the policyholder). The policyholder will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. (If the policyholder does not respond, the premium and interest will be applied as described above).

If a premium, which would cause the Policy to become a MEC, is received more than 23 days prior to the next Policy Anniversary, we will refund any excess premium to the policyholder. The portion of the premium which is not excess will be applied as of the date received. The policyholder will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

Multiple Policies

All MEC's that are issued by a Company (or its affiliates) to the same policyholder during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

POLICY LOAN INTEREST

Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies issued after June 8, 1997 bear to the sum of such average unborrowed cash values and the average adjusted bases for all other assets of the taxpayer.

If the policyholder is an individual, and if the taxpayer is a business and is not the policyholder, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

POLICY EXCHANGES

A policyholder generally will not recognize gain upon the exchange of a Policy for another life insurance policy covering the same life insured and issued by us or another insurance company, except to the extent that the policyholder receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyholder's Investment in the Policy.

OTHER TRANSACTIONS

A transfer of the Policy, a change in the owner, a change in the life insured, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the life insured may in certain circumstances be includible in taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyholder and beneficiary.

ALTERNATE MINIMUM TAX

Corporate owners may be subject to Alternate Minimum Tax on the annual increases in Cash Surrender Values and on the Death Benefit proceeds.

INCOME TAX REPORTING

In certain employer-sponsored life insurance arrangements, including equity split-dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

         (a)      the value each year of the life insurance protection provided;

         (b)      an amount equal to any employer-paid premiums;

         (c)      income equal to imputed interest on deemed employer loan; or

         (d) some or all of the amount by which the current value exceeds the employer's interest in the Policy.

Participants should consult with their tax adviser to determine the tax consequences of these arrangements.

OTHER INFORMATION

PAYMENT OF PROCEEDS

As long as the Policy is in force, we will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at the Service Office of all the documents required for such a payment. We may delay the payment of any policy loans, surrenders, partial withdrawals, or insurance benefit that depends on Fixed Account values for up to six months or in the case of any Investment Account for any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (2) and (3) exist.

REPORTS TO POLICYHOLDERS

Within 30 days after each Policy Anniversary, we will send you a statement showing, among other things:

         -        the amount of Death Benefit;

         - the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

         - the value of the units in each Investment Account to which the Policy Value is allocated;

         - the Policy Debt and any loan interest charged since the last report;

         - the premiums paid and other Policy transactions made during the period since the last report; and

         -        any other information required by law.

You will also be sent an annual and a semi-annual report for each Portfolio, which will include a list of the securities, held in each Portfolio as required by the 1940 Act.

RESPONSIBILITIES OF MFC

MFC entered into an agreement with Manulife Financial Securities, LLC ("Manulife Financial Securities") pursuant to which MFC, on behalf of Manulife Financial Securities will pay the sales commissions in respect of the Policies and certain other policies issued by Manulife USA, prepare and maintain all books and records required to be prepared and maintained by Manulife Financial Securities with respect to the Policies and such other policies, and send all confirmations required to be sent by Manulife Financial Securities with respect to the Policies and such other policies. Manulife Financial Securities will promptly reimburse MFC for all sales commissions paid by MFC and will pay MFC for its other services under the agreement in such amounts and at such times as agreed to by the parties.

MFC has also entered into a Service Agreement with Manulife USA pursuant to which MFC will provide to Manulife USA with issue, administrative, general services and recordkeeping functions on behalf of Manulife USA with respect to all of its insurance policies including the Policies.

Finally, Manulife USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

VOTING RIGHTS

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolios. Manulife USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manulife USA will vote shares held in the sub-accounts in accordance with instructions received from policyholders having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyholders are received, including shares not attributable to the Policies, will be voted by Manulife USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manulife USA to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyholder is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manulife USA, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

Manulife USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove such changes in accordance with applicable federal regulations. If Manulife USA does disregard voting instructions, it will advise policyholders of that action and its reasons for such action in the next communication to policyholders.

SUBSTITUTION OF PORTFOLIO SHARES

It is possible that in the judgment of the management of Manulife USA, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, Manulife USA may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

Manulife USA also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS

The Service Office is responsible for performing all administrative functions, such as decreases, increases, surrender and partial withdrawals, and fund transfers although certain of these functions may be delegated to McCamish Systems, L.L.C., 6425 Powers Ferry Road, Atlanta, Georgia 30339.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by us. All financial transactions will be handled by us. All reports required to be made and information required to be given will be provided the Company or by McCamish Systems on behalf of us.

STATE REGULATIONS

Manulife USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

Manulife USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

FURTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

For further information you may also contact Manulife USA's Home Office, the address and telephone number of which are on the first page of the prospectus.

ILLUSTRATIONS

The tables illustrating the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time are set forth in Appendix B to this prospectus.

FINANCIAL STATEMENTS

The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information.

                             APPENDIX A: DEFINITIONS

ANNUAL PREMIUM TARGET: is an amount set forth in the Policy that limits the amount of premium attributable to a Coverage Amount in Sales Load calculations.

ATTAINED AGE: is the Issue Age of the life insured plus the number of completed Policy Years.

BUSINESS DAY: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

CASE: is a group of Policies insuring individual lives with common employment or other relationship, independent of the Policies.

CASH SURRENDER VALUE: is the Policy Value less and any outstanding monthly deductions due.

COVERAGE AMOUNT: is an amount of insurance coverage under the Policy with a distinct effective date. The Face Amount of the Policy at any time is the sum of the Coverage Amounts in effect.

COVERAGE YEAR: is a one-year period beginning on a Coverage Amount's effective date and on each anniversary of this date. For Coverage Amounts in effect on the Policy's Effective Date, the Coverage Year is the same as the Policy Year.

FIXED ACCOUNT: is the part of the Policy Value that reflects the value you have in our general account.

INVESTMENT ACCOUNT: is the part of the Policy Value that reflects the value you have in one of the sub-accounts of the Separate Account.

ISSUE AGE: is the life insured's age on the birthday closer to the Policy Date.

LOAN ACCOUNT: is the part of the Policy Value that reflects policy loans and interest credited to the Policy Value in connection with such loans.

MINIMUM INITIAL PREMIUM: is the sum of the Monthly Deductions due for the first 3 Policy Months plus the Premium Charges deductible from this amount.

NET CASH SURRENDER VALUE: is the Cash Surrender Value less the Policy Debt.

NET POLICY VALUE: is the Policy Value less the value in the Loan Account.

NET PREMIUM: is the premium paid less the Premium Load and Sales Load.

POLICY DATE, POLICY ANNIVERSARY, POLICY MONTH AND POLICY YEAR: Policy Date is the date from which the first Monthly Deductions are calculated and from which Policy Years, Policy Months, and Policy Anniversaries are measured.

POLICY DEBT: on any date is the aggregate amount of policy loans, including borrowed and accrued interest, less any loan repayments.

POLICY VALUE: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

SERVICE OFFICE: is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5, or such other address as we specify to you by written notice.

                           APPENDIX B: ILLUSTRATIONS

ILLUSTRATIONS

The following tables illustrate the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time.

ASSUMPTIONS

         - Hypothetical gross annual investment returns for the Portfolios offered as investment options through the Policy (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6%, and 12% over the periods indicated.

         -        A life insured who is a male, Issue Age 45, non-smoker.

         - A Face Amount of $365,000 and Death Benefit Option 1 in all Policy Years.

         - Payment of an annual premium of $20,000 on the first day of each of the first seven Policy Years.

         - All policy values are allocated to the Investment Accounts for the entire period shown.

         -        There are no partial withdrawals or policy loans.

         - Tables 1, 2, and 3 assumes regular underwriting. Tables 4, 5, and 6 assume short form underwriting.

         -        The Cash Value Accumulation Test is used.

         - All currently applicable charges and deductions are assessed against the Policy, i.e. a Premium Load, Sales Load or Surrender Charge, monthly Cost of Insurance Charge and Administration Charge and an Asset Based Risk Charge deducted daily from Investment Accounts. The first set of columns in each table, under the heading "Current Charges", assumes rates of charges and deductions that we currently expect to charge. The second set of columns, under the heading "Guaranteed Charges", assumes maximum rates of charges and deductions.

         - The amounts shown in the Tables also take into account the Portfolios' investment management fees and other expenses, which are assumed to be at an annual rate 1.065 % of the average daily net assets of the portfolio.

The Death Benefits, Policy Values, and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6%, and 12%, but fluctuated over and under those averages throughout the years. The values would also be different depending on the allocation of the Policy Value among the Portfolios, if the actual rates of return averaged 0%, 6%, or 12%, but the rates of each Portfolio varied above and below such averages.

The gross annual rates of returns correspond to net annual rates of return according to the table below:

                                                            GROSS RATE OF RETURN
                      POLICY YEAR                   0.00%           6.00%         12.00%
                      ------------------------------------------------------------------
NET RATE OF RETURN        1-10                     -1.52            4.49          10.49
                          11+                      -1.27            4.74          10.74

Current Cost of Insurance are below the guaranteed rates in many instances and may be changed. The Premium Load rate and Asset Based Risk Charge rate we currently expect to charge in Policy Years 11 and later are below the guaranteed rates and may be changed.

The tables reflect a policyholder with certain characteristics (such as age and sex) and assuming certain expenses and rates of return. The actual results of a particular policyholder will vary based on the policyholders characteristics, the actual expenses of the policy and the actual rates of return of the assets held in the subaccounts. Illustrations for smokers would show less favorable results than the illustrations shown below.

Upon request, the Company will furnish a comparable illustration based on the proposed life insured's Issue Age, sex (unless unisex rates are required by law, or are requested) and risk class, any additional ratings and the death benefit option, Face Amount, Death Benefit Schedule (if applicable), and planned premium requested.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include cash surrender values and death benefit figures computed or using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables.

The Policies were first sold to the public on March 26, 2004. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be the same as for the first full year the Policies were offered.

                         TABLE 1 - REGULAR UNDERWRITING
                  Hypothetical Gross Investment Return of 0.00%

                                                           Current Charges
-----------------------------------------------------------------------------------------------------------------------------------
                   Premium      Policy     plus        less      less       plus        Policy                 Net Cash      Death
 Pol    Annual      Accum       Value       Net        Admin     Cost      Invest        Value       Surr      Surrender    Benefit
Year   Premium      at 5%       Beg Yr    Premium      Fees     of Ins    Earning       End Yr      Charge       Value       End Yr
  1     20,000      21,000           0     17,200       144        333       -257       16,466        0          16,466     365,000
  2     20,000      43,050      16,466     18,550       144      1,386       -518       32,968        0          32,968     365,000
  3     20,000      66,203      32,968     19,100       144      1,315       -777       49,832        0          49,832     365,000
  4     20,000      90,513      49,832     19,500       144      1,243     -1,039       66,906        0          66,906     365,000
  5     20,000     116,038      66,906     19,900       144      1,170     -1,304       84,188        0          84,188     365,000
  6     20,000     142,840      84,188     19,900       144      1,098     -1,567      101,280        0         101,280     365,000
  7     20,000     170,982     101,280     20,000       144      1,026     -1,828      118,283        0         118,283     365,000
  8          0     179,531     118,283          0       144      1,038     -1,782      115,318        0         115,318     365,000
  9          0     188,508     115,318          0       144      1,051     -1,737      112,386        0         112,386     365,000
 10          0     197,933     112,386          0       144      1,063     -1,693      109,487        0         109,487     365,000
 11          0     207,830     109,487          0       144      1,074     -1,377      106,892        0         106,892     365,000
 12          0     218,221     106,892          0       144      1,085     -1,344      104,319        0         104,319     365,000
 13          0     229,132     104,319          0       144      1,096     -1,311      101,767        0         101,767     365,000
 14          0     240,589     101,767          0       144      1,107     -1,279       99,238        0          99,238     365,000
 15          0     252,619      99,238          0       144      1,117     -1,247       96,730        0          96,730     365,000
 16          0     265,249      96,730          0       144      1,128     -1,215       94,243        0          94,243     365,000
 17          0     278,512      94,243          0       144      1,138     -1,183       91,777        0          91,777     365,000
 18          0     292,438      91,777          0       144      1,149     -1,152       89,333        0          89,333     365,000
 19          0     307,059      89,333          0       144      1,159     -1,121       86,909        0          86,909     365,000
 20          0     322,412      86,909          0       144      1,169     -1,090       84,506        0          84,506     365,000
 25          0     411,489      66,280          0       144      4,672       -805       60,659        0          60,659     365,000
 30          0     525,176      31,376          0       144      9,160       -333       21,739        0          21,739     365,000

                                                         Guaranteed Charges
-----------------------------------------------------------------------------------------------------------------------------------
                   Premium      Policy     plus        less      less       plus        Policy                 Net Cash      Death
 Pol    Annual      Accum       Value       Net        Admin     Cost      Invest        Value       Surr      Surrender    Benefit
Year   Premium      at 5%       Beg Yr    Premium      Fees     of Ins    Earning       End Yr      Charge       Value       End Yr
  1     20,000      21,000           0     17,200       144      1,582       -255       15,219        0          15,219     365,000
  2     20,000      43,050      15,219     18,550       144      1,630       -513       31,481        0          31,481     365,000
  3     20,000      66,203      31,481     19,100       144      1,674       -776       47,987        0          47,987     365,000
  4     20,000      90,513      47,987     19,500       144      1,711     -1,037       64,394        0          64,394     365,000
  5     20,000     116,038      64,394     19,900       144      1,748     -1,300       80,902        0          80,902     365,000
  6     20,000     142,840      80,902     19,900       144      1,779     -1,558       97,121        0          97,121     365,000
  7     20,000     170,982      97,121     20,000       144      1,817     -1,813      113,147        0         113,147     365,000
  8          0     179,531     113,147          0       144      2,012     -1,752      109,239        0         109,239     365,000
  9          0     188,508     109,239          0       144      2,236     -1,689      105,169        0         105,169     365,000
 10          0     197,933     105,169          0       144      2,494     -1,624      100,908        0         100,908     365,000
 11          0     207,830     100,908          0       144      2,777     -1,554       96,432        0          96,432     365,000
 12          0     218,221      96,432          0       144      3,092     -1,482       91,714        0          91,714     365,000
 13          0     229,132      91,714          0       144      3,431     -1,405       86,734        0          86,734     365,000
 14          0     240,589      86,734          0       144      3,802     -1,324       81,464        0          81,464     365,000
 15          0     252,619      81,464          0       144      4,213     -1,238       75,869        0          75,869     365,000
 16          0     265,249      75,869          0       144      4,679     -1,146       69,900        0          69,900     365,000
 17          0     278,512      69,900          0       144      5,212     -1,049       63,496        0          63,496     365,000
 18          0     292,438      63,496          0       144      5,829       -943       56,579        0          56,579     365,000
 19          0     307,059      56,579          0       144      6,549       -829       49,057        0          49,057     365,000
 20          0     322,412      49,057          0       144      7,377       -704       40,832        0          40,832     365,000
 25          0     411,489           0          0         0          0          0            0        0               0           0
 30          0     525,176           0          0         0          0          0            0        0               0           0

- The policy value, cash surrender value, and the death benefit will differ if premiums are paid in different amounts or frequencies.

- It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyholder, and the investment return for the portfolios of Manufacturers Investment Trust.

- The policy value, cash surrender value and death benefit would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years.

- No representations can be made that any hypothetical rate of return can be achieved for any one year or other period of time.

-        No supplemental benefits or term riders are illustrated.

                         Table 2 - Regular Underwriting
                  Hypothetical Gross Investment Return of 6.00%

                                                           Current Charges
-----------------------------------------------------------------------------------------------------------------------------------
                   Premium      Policy     plus        less      less       plus        Policy                 Net Cash      Death
 Pol    Annual      Accum       Value       Net        Admin     Cost      Invest        Value       Surr      Surrender    Benefit
Year   Premium      at 5%       Beg Yr    Premium      Fees     of Ins    Earning       End Yr      Charge       Value       End Yr
  1     20,000           0           0     17,200       144        333        760       17,483        0          17,483     365,000
  2     20,000      18,863      17,483     18,550       144      1,378      1,579       36,091        0          36,091     365,000
  3     20,000      38,515      36,091     19,100       144      1,296      2,441       56,191        0          56,191     365,000
  4     20,000      58,992      56,191     19,500       144      1,208      3,362       77,702        0          77,702     365,000
  5     20,000      80,344      77,702     19,900       144      1,113      4,347      100,692        0         100,692     365,000
  6     20,000     102,659     100,692     19,900       144      1,015      5,381      124,813        0         124,813     365,000
  7     20,000     125,963     124,813     20,000       144        912      6,469      150,227        0         150,227     368,056
  8          0     150,359     150,227          0       144        892      6,713      155,904        0         155,904     371,051
  9          0     155,288     155,904          0       144        878      6,968      161,850        0         161,850     375,491
 10          0     160,333     161,850          0       144        861      7,235      168,080        0         168,080     378,179
 11          0     165,493     168,080          0       144        852      7,933      175,017        0         175,017     383,287
 12          0     171,343     175,017          0       144        842      8,262      182,293        0         182,293     388,283
 13          0     177,502     182,293          0       144        831      8,607      189,925        0         189,925     393,144
 14          0     184,180     189,925          0       144        825      8,968      197,924        0         197,924     399,807
 15          0     191,384     197,924          0       144        818      9,347      206,310        0         206,310     406,430
 16          0     199,095     206,310          0       144        808      9,745      215,102        0         215,102     412,996
 17          0     207,228     215,102          0       144        797     10,161      224,322        0         224,322     419,482
 18          0     215,716     224,322          0       144        783     10,598      233,993        0         233,993     425,867
 19          0     224,507     233,993          0       144        777     11,056      244,128        0         244,128     434,548
 20          0     233,540     244,128          0       144        769     11,536      254,751        0         254,751     443,267
 25          0     283,090     296,660          0       144      2,603     13,977      307,891        0         307,891     477,231
 30          0     339,681     355,430          0       144      4,085     16,722      367,923        0         367,923     518,772

                                                         Guaranteed Charges
-----------------------------------------------------------------------------------------------------------------------------------
                   Premium      Policy     plus        less      less       plus        Policy                 Net Cash      Death
 Pol    Annual      Accum       Value       Net        Admin     Cost      Invest        Value       Surr      Surrender    Benefit
Year   Premium      at 5%       Beg Yr    Premium      Fees     of Ins    Earning       End Yr      Charge       Value       End Yr
  1     20,000      21,000           0     17,200       144      1,580        722       16,197        0          16,197     365,000
  2     20,000      43,050      16,197     18,550       144      1,621      1,499       34,481        0          34,481     365,000
  3     20,000      66,203      34,481     19,100       144      1,651      2,333       54,120        0          54,120     365,000
  4     20,000      90,513      54,120     19,500       144      1,665      3,213       74,824        0          74,824     365,000
  5     20,000     116,038      74,824     19,900       144      1,668      4,149       96,862        0          96,862     365,000
  6     20,000     142,840      96,862     19,900       144      1,651      5,127      119,894        0         119,894     365,000
  7     20,000     170,982     119,894     20,000       144      1,624      6,153      144,079        0         144,079     365,000
  8          0     179,531     144,079          0       144      1,735      6,345      148,545        0         148,545     365,000
  9          0     188,508     148,545          0       144      1,860      6,540      153,081        0         153,081     365,000
 10          0     197,933     153,081          0       144      1,997      6,738      157,678        0         157,678     365,000
 11          0     207,830     157,678          0       144      2,139      6,938      162,333        0         162,333     365,000
 12          0     218,221     162,333          0       144      2,288      7,141      167,042        0         167,042     365,000
 13          0     229,132     167,042          0       144      2,434      7,347      171,810        0         171,810     365,000
 14          0     240,589     171,810          0       144      2,584      7,554      176,637        0         176,637     365,000
 15          0     252,619     176,637          0       144      2,736      7,765      181,522        0         181,522     365,000
 16          0     265,249     181,522          0       144      2,900      7,978      186,455        0         186,455     365,000
 17          0     278,512     186,455          0       144      3,076      8,192      191,427        0         191,427     365,000
 18          0     292,438     191,427          0       144      3,270      8,408      196,420        0         196,420     365,000
 19          0     307,059     196,420          0       144      3,484      8,624      201,417        0         201,417     365,000
 20          0     322,412     201,417          0       144      3,713      8,840      206,401        0         206,401     365,000
 25          0     411,489     226,082          0       144      4,913      9,905      230,930        0         230,930     365,000
 30          0     525,176     249,420          0       144      6,564     10,901      253,612        0         253,612     365,000

- The policy value, cash surrender value, and the death benefit will differ if premiums are paid in different amounts or frequencies.

- It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyholder, and the investment return for the portfolios of Manufacturers Investment Trust.

- The policy value, cash surrender value and death benefit would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years.

- No representations can be made that any hypothetical rate of return can be achieved for any one year or other period of time.

-        No supplemental benefits or term riders are illustrated.

                         Table 3 - Regular Underwriting
                 Hypothetical Gross Investment Return of 12.00%

                                                           Current Charges
-----------------------------------------------------------------------------------------------------------------------------------
                   Premium      Policy     plus        less      less       plus        Policy                 Net Cash      Death
 Pol    Annual      Accum       Value       Net        Admin     Cost      Invest        Value       Surr      Surrender    Benefit
Year   Premium      at 5%       Beg Yr    Premium      Fees     of Ins    Earning       End Yr      Charge       Value       End Yr
  1     20,000      21,000            0    17,200       144        332      1,777        18,500       0           18,500     365,000
  2     20,000      43,050       18,500    18,550       144      1,369      3,800        39,337       0           39,337     365,000
  3     20,000      66,203       39,337    19,100       144      1,275      6,048        63,065       0           63,065     365,000
  4     20,000      90,513       63,065    19,500       144      1,169      8,583        89,836       0           89,836     365,000
  5     20,000     116,038       89,836    19,900       144      1,049     11,439       119,982       0          119,982     365,000
  6     20,000     142,840      119,982    19,900       144        944     14,606       153,400       0          153,400     388,101
  7     20,000     170,982      153,400    20,000       144      1,098     18,112       190,271       0          190,271     466,163
  8          0     179,531      190,271         0       144      1,146     19,879       208,859       0          208,859     497,084
  9          0     188,508      208,859         0       144      1,204     21,824       229,335       0          229,335     532,058
 10          0     197,933      229,335         0       144      1,252     23,969       251,908       0          251,908     566,794
 11          0     207,830      251,908         0       144      1,310     26,960       277,414       0          277,414     607,537
 12          0     218,221      277,414         0       144      1,370     29,695       305,595       0          305,595     650,917
 13          0     229,132      305,595         0       144      1,429     32,717       336,738       0          336,738     697,048
 14          0     240,589      336,738         0       144      1,502     36,056       371,148       0          371,148     749,720
 15          0     252,619      371,148         0       144      1,574     39,746       409,176       0          409,176     806,078
 16          0     265,249      409,176         0       144      1,646     43,824       451,211       0          451,211     866,325
 17          0     278,512      451,211         0       144      1,716     48,333       497,683       0          497,683     930,668
 18          0     292,438      497,683         0       144      1,784     53,318       549,073       0          549,073     999,313
 19          0     307,059      549,073         0       144      1,872     58,829       605,886       0          605,886   1,078,478
 20          0     322,412      605,886         0       144      1,960     64,923       668,706       0          668,706   1,163,549
 25          0     411,489      974,056         0       144      8,851    104,057     1,069,118       0        1,069,118   1,657,133
 30          0     525,176    1,543,933         0       144     18,221    164,705     1,690,273       0        1,690,273   2,383,285

                                                         Guaranteed Charges
-----------------------------------------------------------------------------------------------------------------------------------
                   Premium      Policy     plus        less      less       plus        Policy                 Net Cash      Death
Pol     Annual      Accum       Value       Net        Admin     Cost      Invest        Value       Surr      Surrender    Benefit
Year   Premium      at 5%       Beg Yr    Premium      Fees     of Ins    Earning       End Yr      Charge       Value       End Yr
  1     20,000      21,000            0    17,200       144      1,578      1,699        17,177       0           17,177     365,000
  2     20,000      43,050       17,177    18,550       144      1,612      3,630        37,601       0           37,601     365,000
  3     20,000      66,203       37,601    19,100       144      1,626      5,818        60,750       0           60,750     365,000
  4     20,000      90,513       60,750    19,500       144      1,614      8,255        86,547       0           86,547     365,000
  5     20,000     116,038       86,547    19,900       144      1,575     10,991       115,519       0          115,519     365,000
  6     20,000     142,840      115,519    19,900       144      1,503     14,018       147,589       0          147,589     373,401
  7     20,000     170,982      147,589    20,000       144      1,837     17,358       182,766       0          182,766     447,777
  8          0     179,531      182,766         0       144      2,081     18,949       199,490       0          199,490     474,786
  9          0     188,508      199,490         0       144      2,377     20,678       217,647       0          217,647     504,941
 10          0     197,933      217,647         0       144      2,695     22,555       237,364       0          237,364     534,068
 11          0     207,830      237,364         0       144      3,064     24,593       258,749       0          258,749     566,660
 12          0     218,221      258,749         0       144      3,470     26,802       281,937       0          281,937     600,525
 13          0     229,132      281,937         0       144      3,901     29,198       307,090       0          307,090     635,676
 14          0     240,589      307,090         0       144      4,406     31,795       334,335       0          334,335     675,357
 15          0     252,619      334,335         0       144      4,956     34,608       363,843       0          363,843     716,771
 16          0     265,249      363,843         0       144      5,567     37,653       395,786       0          395,786     759,908
 17          0     278,512      395,786         0       144      6,244     40,949       430,347       0          430,347     804,749
 18          0     292,438      430,347         0       144      6,998     44,514       467,719       0          467,719     851,248
 19          0     307,059      467,719         0       144      7,937     48,362       508,000       0          508,000     904,240
 20          0     322,412      508,000         0       144      8,982     52,508       551,383       0          551,383     959,406
 25          0     411,489      760,781         0       144     15,589     78,522       823,570       0          823,570   1,276,534
 30          0     525,176    1,123,067         0       144     27,508    115,671     1,211,086       0        1,211,086   1,707,631

- The policy value, cash surrender value, and the death benefit will differ if premiums are paid in different amounts or frequencies.

- It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyholder, and the investment return for the portfolios of Manufacturers Investment Trust.

- The policy value, cash surrender value and death benefit would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years.

- No representations can be made that any hypothetical rate of return can be achieved for any one year or other period of time.

-        No supplemental benefits or term riders are illustrated.

                        Table 4 - Short Form Underwriting
                  Hypothetical Gross Investment Return of 0.00%

                                                           Current Charges
-----------------------------------------------------------------------------------------------------------------------------------
                   Premium      Policy     plus        less      less       plus        Policy                 Net Cash      Death
Pol     Annual      Accum       Value       Net        Admin     Cost      Invest        Value       Surr      Surrender    Benefit
Year   Premium      at 5%       Beg Yr    Premium      Fees     of Ins    Earning       End Yr      Charge       Value       End Yr
  1     20,000      21,000           0     17,200       144        333       -257       16,466        0          16,466     365,000
  2     20,000      43,050      16,466     18,550       144      1,386       -518       32,968        0          32,968     365,000
  3     20,000      66,203      32,968     19,100       144      1,315       -777       49,832        0          49,832     365,000
  4     20,000      90,513      49,832     19,500       144      1,243     -1,039       66,906        0          66,906     365,000
  5     20,000     116,038      66,906     19,900       144      1,170     -1,304       84,188        0          84,188     365,000
  6     20,000     142,840      84,188     19,900       144      1,098     -1,567      101,280        0         101,280     365,000
  7     20,000     170,982     101,280     20,000       144      1,026     -1,828      118,283        0         118,283     365,000
  8          0     179,531     118,283          0       144      1,038     -1,782      115,318        0         115,318     365,000
  9          0     188,508     115,318          0       144      1,051     -1,737      112,386        0         112,386     365,000
 10          0     197,933     112,386          0       144      1,063     -1,693      109,487        0         109,487     365,000
 11          0     207,830     109,487          0       144      1,074     -1,377      106,892        0         106,892     365,000
 12          0     218,221     106,892          0       144      1,085     -1,344      104,319        0         104,319     365,000
 13          0     229,132     104,319          0       144      1,096     -1,311      101,767        0         101,767     365,000
 14          0     240,589     101,767          0       144      1,107     -1,279       99,238        0          99,238     365,000
 15          0     252,619      99,238          0       144      1,117     -1,247       96,730        0          96,730     365,000
 16          0     265,249      96,730          0       144      1,128     -1,215       94,243        0          94,243     365,000
 17          0     278,512      94,243          0       144      1,138     -1,183       91,777        0          91,777     365,000
 18          0     292,438      91,777          0       144      1,149     -1,152       89,333        0          89,333     365,000
 19          0     307,059      89,333          0       144      1,159     -1,121       86,909        0          86,909     365,000
 20          0     322,412      86,909          0       144      1,169     -1,090       84,506        0          84,506     365,000
 25          0     411,489      66,280          0       144      4,672       -805       60,659        0          60,659     365,000
 30          0     525,176      31,376          0       144      9,160       -333       21,739        0          21,739     365,000

                                                         Guaranteed Charges
-----------------------------------------------------------------------------------------------------------------------------------
                   Premium      Policy     plus        less      less       plus        Policy                 Net Cash      Death
 Pol    Annual      Accum       Value       Net        Admin     Cost      Invest        Value       Surr      Surrender    Benefit
Year   Premium      at 5%       Beg Yr    Premium      Fees     of Ins    Earning       End Yr      Charge       Value       End Yr
  1     20,000      21,000           0     17,200       144      1,582       -255       15,219        0          15,219     365,000
  2     20,000      43,050      15,219     18,550       144      1,630       -513       31,481        0          31,481     365,000
  3     20,000      66,203      31,481     19,100       144      1,674       -776       47,987        0          47,987     365,000
  4     20,000      90,513      47,987     19,500       144      1,711     -1,037       64,394        0          64,394     365,000
  5     20,000     116,038      64,394     19,900       144      1,748     -1,300       80,902        0          80,902     365,000
  6     20,000     142,840      80,902     19,900       144      1,779     -1,558       97,121        0          97,121     365,000
  7     20,000     170,982      97,121     20,000       144      1,817     -1,813      113,147        0         113,147     365,000
  8          0     179,531     113,147          0       144      2,012     -1,752      109,239        0         109,239     365,000
  9          0     188,508     109,239          0       144      2,236     -1,689      105,169        0         105,169     365,000
 10          0     197,933     105,169          0       144      2,494     -1,624      100,908        0         100,908     365,000
 11          0     207,830     100,908          0       144      2,777     -1,554       96,432        0          96,432     365,000
 12          0     218,221      96,432          0       144      3,092     -1,482       91,714        0          91,714     365,000
 13          0     229,132      91,714          0       144      3,431     -1,405       86,734        0          86,734     365,000
 14          0     240,589      86,734          0       144      3,802     -1,324       81,464        0          81,464     365,000
 15          0     252,619      81,464          0       144      4,213     -1,238       75,869        0          75,869     365,000
 16          0     265,249      75,869          0       144      4,679     -1,146       69,900        0          69,900     365,000
 17          0     278,512      69,900          0       144      5,212     -1,049       63,496        0          63,496     365,000
 18          0     292,438      63,496          0       144      5,829       -943       56,579        0          56,579     365,000
 19          0     307,059      56,579          0       144      6,549       -829       49,057        0          49,057     365,000
 20          0     322,412      49,057          0       144      7,377       -704       40,832        0          40,832     365,000
 25          0     411,489           0          0         0          0          0            0        0               0           0
 30          0     525,176           0          0         0          0          0            0        0               0           0

- The policy value, cash surrender value, and the death benefit will differ if premiums are paid in different amounts or frequencies.

- It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyholder, and the investment return for the portfolios of Manufacturers Investment Trust.

- The policy value, cash surrender value and death benefit would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years.

- No representations can be made that any hypothetical rate of return can be achieved for any one year or other period of time.

-        No supplemental benefits or term riders are illustrated.

                        Table 5 - Short Form Underwriting
                  Hypothetical Gross Investment Return of 6.00%

                                                           Current Charges
-----------------------------------------------------------------------------------------------------------------------------------
                   Premium      Policy     plus        less      less       plus        Policy                 Net Cash      Death
 Pol    Annual      Accum       Value       Net        Admin     Cost      Invest        Value       Surr      Surrender    Benefit
Year   Premium      at 5%       Beg Yr    Premium      Fees     of Ins    Earning       End Yr      Charge       Value       End Yr
  1     20,000      21,000           0     17,200       144        333        760       17,483        0          17,483     365,000
  2     20,000      43,050      17,483     18,550       144      1,378      1,579       36,091        0          36,091     365,000
  3     20,000      66,203      36,091     19,100       144      1,296      2,441       56,191        0          56,191     365,000
  4     20,000      90,513      56,191     19,500       144      1,208      3,362       77,702        0          77,702     365,000
  5     20,000     116,038      77,702     19,900       144      1,113      4,347      100,692        0         100,692     365,000
  6     20,000     142,840     100,692     19,900       144      1,015      5,381      124,813        0         124,813     365,000
  7     20,000     170,982     124,813     20,000       144        912      6,469      150,227        0         150,227     368,056
  8          0     179,531     150,227          0       144        892      6,713      155,904        0         155,904     371,051
  9          0     188,508     155,904          0       144        878      6,968      161,850        0         161,850     375,491
 10          0     197,933     161,850          0       144        861      7,235      168,080        0         168,080     378,179
 11          0     207,830     168,080          0       144        852      7,933      175,017        0         175,017     383,287
 12          0     218,221     175,017          0       144        842      8,262      182,293        0         182,293     388,283
 13          0     229,132     182,293          0       144        831      8,607      189,925        0         189,925     393,144
 14          0     240,589     189,925          0       144        825      8,968      197,924        0         197,924     399,807
 15          0     252,619     197,924          0       144        818      9,347      206,310        0         206,310     406,430
 16          0     265,249     206,310          0       144        808      9,745      215,102        0         215,102     412,996
 17          0     278,512     215,102          0       144        797     10,161      224,322        0         224,322     419,482
 18          0     292,438     224,322          0       144        783     10,598      233,993        0         233,993     425,867
 19          0     307,059     233,993          0       144        777     11,056      244,128        0         244,128     434,548
 20          0     322,412     244,128          0       144        769     11,536      254,751        0         254,751     443,267
 25          0     411,489     296,660          0       144      2,603     13,977      307,891        0         307,891     477,231
 30          0     525,176     355,430          0       144      4,085     16,722      367,923        0         367,923     518,772

                                                         Guaranteed Charges
-----------------------------------------------------------------------------------------------------------------------------------
                   Premium      Policy     plus        less      less       plus        Policy                 Net Cash      Death
 Pol    Annual      Accum       Value       Net        Admin     Cost      Invest        Value       Surr      Surrender    Benefit
Year   Premium      at 5%       Beg Yr    Premium      Fees     of Ins    Earning       End Yr      Charge       Value       End Yr
  1     20,000      21,000           0     17,200       144      1,580        722       16,197        0          16,197     365,000
  2     20,000      43,050      16,197     18,550       144      1,621      1,499       34,481        0          34,481     365,000
  3     20,000      66,203      34,481     19,100       144      1,651      2,333       54,120        0          54,120     365,000
  4     20,000      90,513      54,120     19,500       144      1,665      3,213       74,824        0          74,824     365,000
  5     20,000     116,038      74,824     19,900       144      1,668      4,149       96,862        0          96,862     365,000
  6     20,000     142,840      96,862     19,900       144      1,651      5,127      119,894        0         119,894     365,000
  7     20,000     170,982     119,894     20,000       144      1,624      6,153      144,079        0         144,079     365,000
  8          0     179,531     144,079          0       144      1,735      6,345      148,545        0         148,545     365,000
  9          0     188,508     148,545          0       144      1,860      6,540      153,081        0         153,081     365,000
 10          0     197,933     153,081          0       144      1,997      6,738      157,678        0         157,678     365,000
 11          0     207,830     157,678          0       144      2,139      6,938      162,333        0         162,333     365,000
 12          0     218,221     162,333          0       144      2,288      7,141      167,042        0         167,042     365,000
 13          0     229,132     167,042          0       144      2,434      7,347      171,810        0         171,810     365,000
 14          0     240,589     171,810          0       144      2,584      7,554      176,637        0         176,637     365,000
 15          0     252,619     176,637          0       144      2,736      7,765      181,522        0         181,522     365,000
 16          0     265,249     181,522          0       144      2,900      7,978      186,455        0         186,455     365,000
 17          0     278,512     186,455          0       144      3,076      8,192      191,427        0         191,427     365,000
 18          0     292,438     191,427          0       144      3,270      8,408      196,420        0         196,420     365,000
 19          0     307,059     196,420          0       144      3,484      8,624      201,417        0         201,417     365,000
 20          0     322,412     201,417          0       144      3,713      8,840      206,401        0         206,401     365,000
 25          0     411,489     226,082          0       144      4,913      9,905      230,930        0         230,930     365,000
 30          0     525,176     249,420          0       144      6,564     10,901      253,612        0         253,612     365,000

- The policy value, cash surrender value, and the death benefit will differ if premiums are paid in different amounts or frequencies.

- It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyholder, and the investment return for the portfolios of Manufacturers Investment Trust.

- The policy value, cash surrender value and death benefit would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years.

- No representations can be made that any hypothetical rate of return can be achieved for any one year or other period of time.

-        No supplemental benefits or term riders are illustrated.

                        Table 6 - Short Form Underwriting
                 Hypothetical Gross Investment Return of 12.00%

                                                           Current Charges
-----------------------------------------------------------------------------------------------------------------------------------
                   Premium      Policy     plus        less      less       plus        Policy                 Net Cash      Death
 Pol    Annual      Accum       Value       Net        Admin     Cost      Invest        Value       Surr      Surrender    Benefit
Year   Premium      at 5%       Beg Yr    Premium      Fees     of Ins    Earning       End Yr      Charge       Value       End Yr
  1     20,000      21,000            0    17,200       144        332      1,777        18,500       0           18,500     365,000
  2     20,000      43,050       18,500    18,550       144      1,369      3,800        39,337       0           39,337     365,000
  3     20,000      66,203       39,337    19,100       144      1,275      6,048        63,065       0           63,065     365,000
  4     20,000      90,513       63,065    19,500       144      1,169      8,583        89,836       0           89,836     365,000
  5     20,000     116,038       89,836    19,900       144      1,049     11,439       119,982       0          119,982     365,000
  6     20,000     142,840      119,982    19,900       144        944     14,606       153,400       0          153,400     388,101
  7     20,000     170,982      153,400    20,000       144      1,098     18,112       190,271       0          190,271     466,163
  8          0     179,531      190,271         0       144      1,146     19,879       208,859       0          208,859     497,084
  9          0     188,508      208,859         0       144      1,204     21,824       229,335       0          229,335     532,058
 10          0     197,933      229,335         0       144      1,252     23,969       251,908       0          251,908     566,794
 11          0     207,830      251,908         0       144      1,310     26,960       277,414       0          277,414     607,537
 12          0     218,221      277,414         0       144      1,370     29,695       305,595       0          305,595     650,917
 13          0     229,132      305,595         0       144      1,429     32,717       336,738       0          336,738     697,048
 14          0     240,589      336,738         0       144      1,502     36,056       371,148       0          371,148     749,720
 15          0     252,619      371,148         0       144      1,574     39,746       409,176       0          409,176     806,078
 16          0     265,249      409,176         0       144      1,646     43,824       451,211       0          451,211     866,325
 17          0     278,512      451,211         0       144      1,716     48,333       497,683       0          497,683     930,668
 18          0     292,438      497,683         0       144      1,784     53,318       549,073       0          549,073     999,313
 19          0     307,059      549,073         0       144      1,872     58,829       605,886       0          605,886   1,078,478
 20          0     322,412      605,886         0       144      1,960     64,923       668,706       0          668,706   1,163,549
 25          0     411,489      974,056         0       144      8,851    104,057     1,069,118       0        1,069,118   1,657,133
 30          0     525,176    1,543,933         0       144     18,221    164,705     1,690,273       0        1,690,273   2,383,285

                                                         Guaranteed Charges
-----------------------------------------------------------------------------------------------------------------------------------
                   Premium      Policy     plus        less      less       plus        Policy                 Net Cash      Death
Pol     Annual      Accum       Value       Net        Admin     Cost      Invest        Value       Surr      Surrender    Benefit
Year   Premium      at 5%       Beg Yr    Premium      Fees     of Ins    Earning       End Yr      Charge       Value       End Yr
  1     20,000      21,000            0    17,200       144      1,578      1,699        17,177       0           17,177     365,000
  2     20,000      43,050       17,177    18,550       144      1,612      3,630        37,601       0           37,601     365,000
  3     20,000      66,203       37,601    19,100       144      1,626      5,818        60,750       0           60,750     365,000
  4     20,000      90,513       60,750    19,500       144      1,614      8,255        86,547       0           86,547     365,000
  5     20,000     116,038       86,547    19,900       144      1,575     10,991       115,519       0          115,519     365,000
  6     20,000     142,840      115,519    19,900       144      1,503     14,018       147,589       0          147,589     373,401
  7     20,000     170,982      147,589    20,000       144      1,837     17,358       182,766       0          182,766     447,777
  8          0     179,531      182,766         0       144      2,081     18,949       199,490       0          199,490     474,786
  9          0     188,508      199,490         0       144      2,377     20,678       217,647       0          217,647     504,941
 10          0     197,933      217,647         0       144      2,695     22,555       237,364       0          237,364     534,068
 11          0     207,830      237,364         0       144      3,064     24,593       258,749       0          258,749     566,660
 12          0     218,221      258,749         0       144      3,470     26,802       281,937       0          281,937     600,525
 13          0     229,132      281,937         0       144      3,901     29,198       307,090       0          307,090     635,676
 14          0     240,589      307,090         0       144      4,406     31,795       334,335       0          334,335     675,357
 15          0     252,619      334,335         0       144      4,956     34,608       363,843       0          363,843     716,771
 16          0     265,249      363,843         0       144      5,567     37,653       395,786       0          395,786     759,908
 17          0     278,512      395,786         0       144      6,244     40,949       430,347       0          430,347     804,749
 18          0     292,438      430,347         0       144      6,998     44,514       467,719       0          467,719     851,248
 19          0     307,059      467,719         0       144      7,937     48,362       508,000       0          508,000     904,240
 20          0     322,412      508,000         0       144      8,982     52,508       551,383       0          551,383     959,406
 25          0     411,489      760,781         0       144     15,589     78,522       823,570       0          823,570   1,276,534
 30          0     525,176    1,123,067         0       144     27,508    115,671     1,211,086       0        1,211,086   1,707,631

- The policy value, cash surrender value, and the death benefit will differ if premiums are paid in different amounts or frequencies.

- It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyholder, and the investment return for the portfolios of Manufacturers Investment Trust.

- The policy value, cash surrender value and death benefit would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years.

- No representations can be made that any hypothetical rate of return can be achieved for any one year or other period of time.

-        No supplemental benefits or term riders are illustrated.

Additional information about the Policy is also contained in the Statement of Additional Information ("SAI") dated the same date as this Prospectus. The SAI is incorporated by reference into this Prospectus. The SAI is available upon request, without charge, by calling the following toll-free number: (800) 387-2747. This toll-free number may also be used to request other information about the Policy and to make contract owner inquiries.

         Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at (202) 942-8090. Reports and other information about the Policy are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.

                  The Registrant's Investment Company and 1933 Act File Numbers are 811-5130 and 333-100567, respectively.

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                  MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT N

--------------------------------------------------------------------------------

                                       OF

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                                FLEXIBLE PREMIUM
                         VARIABLE LIFE INSURANCE POLICY

This Statement of Additional Information is not a Prospectus. It contains information in addition to that described in the Prospectus and should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. The Prospectus may be obtained by writing The Manufacturers Life Insurance Company (U.S.A.) at the mailing address of the Service Office, 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5 or telephoning (800) 827-4546.

                The Manufacturers Life Insurance Company (U.S.A.)
                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
                                    663-3000
                                 (800) 344-1029

             STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2004.

CVUL03 - CVUL04 SAI 5/04

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY.........................................   3
SERVICES................................................................   3
   Independent Auditors.................................................   3
   Principal Underwriter................................................   3
ADDITIONAL INFORMATION ABOUT CHARGES....................................   3
   Reduction in Charges.................................................   4
APPENDIX A: AUDITED FINANCIAL STATEMENTS................................   1

GENERAL INFORMATION AND HISTORY

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

The Manufacturers Life Insurance Company of America ("ManAmerica") established its Separate Account Four (the "Separate Account") on March 17, 1987 as a separate account under Pennsylvania law. Since December 9, 1992, it has been operated under Michigan law. On January 1, 2002, ManAmerica transferred substantially all of its assets and liabilities to Manulife USA. As a result of this transaction, Manulife USA became the owner of all of ManAmerica's assets, including the assets of the Separate Account and assumed all of ManAmerica's obligations including those under the Policies. The ultimate parent of both ManAmerica and Manulife USA is MFC. The Separate Account holds assets that are segregated from all of Manulife USA's other assets. The Separate Account is currently used only to support variable life insurance policies.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

SERVICES

INDEPENDENT AUDITORS

The [CONSOLIDATED] financial statements of The Manufacturers Life Insurance Company (U.S.A.) at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of Separate Account N of The Manufacturers Life Insurance Company (U.S.A.) at December 31, 2003, and for each of the two years in the periods ended December 31, 2003 and 2002, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

PRINCIPAL UNDERWRITER

Manulife Financial Securities, LLC ("Manulife Financial Securities"), an indirect wholly-owned subsidiary of Manufacturers Life, serves as principal underwriter of the policies. (Prior to January 1, 2002, ManEquity, Inc., which was also an indirect wholly-owned subsidiary of Manufacturers Life, served as principal underwriter of the policies.) Policies are offered on a continuous basis. Manulife Financial Securities is located at 73 Tremont Street, Boston, MA 02108. The Policies will be sold by registered representatives of either Manulife Financial Securities or other broker-dealers having distribution agreements with Manulife Financial Securities who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.

The aggregate dollar amount of underwriting commissions paid to Manulife Financial Securities in 2003 and 2002 was $293,120,491 and $275,138,774 .
Manulife Financial Securities did not retained any of these amounts during such periods.

The aggregate dollar amount of underwriting commissions paid to ManEquity in 2002 was $$56,463,871. The aggregate dollar amount of underwriting commissions retained by ManEquity in 2002 was $$1,267,599. ManEquity did not retained any of these amounts during such periods.

A registered representative will receive commissions not to exceed 30% of premiums paid up to the Annual Premium Target, and 5% of premiums paid in excess of the Annual Premium Target in Policy Years 1 through 5, commissions of 5% of premiums paid in Policy Years 6 and later, and after the fifth Policy Anniversary 0.20% of the Policy Value per year. Representatives who meet certain productivity standards with regard to the sale of Policies and Certain other policies issued by Manulife USA of Manufacturers Life will be eligible for additional compensation. first year, 2% of all premiums paid in Policy Years two through ten. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manulife USA or Manufacturers Life will be eligible for additional compensation.

ADDITIONAL INFORMATION ABOUT CHARGES

A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information . This information is then used to determine the cost of insurance charge.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. Manulife USA reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which Manulife USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. Manulife USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

                    APPENDIX A: AUDITED FINANCIAL STATEMENTS

                             THE MANUFACTURERS LIFE
                                INSURANCE COMPANY
                                    (U.S.A.)

                              AUDITED CONSOLIDATED
                         U.S. GAAP FINANCIAL STATEMENTS

                                   YEARS ENDED
                        DECEMBER 31, 2003, 2002 AND 2001

                            [MANULIFE FINANCIAL LOGO]

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

                                    CONTENTS

REPORT OF INDEPENDENT AUDITORS..........................................................................       1

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

     CONSOLIDATED BALANCE SHEETS........................................................................       2
     CONSOLIDATED STATEMENTS OF INCOME..................................................................       3
     CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS..........................................       4
     CONSOLIDATED STATEMENTS OF CASH FLOWS..............................................................       5
     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.........................................................       7

                         REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company (U.S.A.) and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company (U.S.A.) and subsidiaries at December 31, 2003 and 2002, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States.

As described in note 1, The Manufacturers Life Insurance Company (U.S.A.) merged with Manulife Reinsurance Corporation (U.S.A.) on January 1, 2002. The comparative financial statements for 2001 represent the combined financial statements of The Manufacturers Life Insurance Company (U.S.A.) and Manulife Reinsurance Corporation (U.S.A.).


                                                  /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
April 8, 2004

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

                As at December 31 ($US millions)
                             ASSETS                                                        2003               2002
                             ------                                                        ----               ----
INVESTMENTS:

Securities available-for-sale, at fair value:
       Fixed-maturity (amortized cost: 2003  $9,827; 2002 $10,816)                      $   10,653          $   11,869
       Equity (cost: 2003 $401; 2002 $674)                                                     475                 679
Mortgage loans                                                                               2,187               1,921
Real estate                                                                                  1,259               1,078
Policy loans                                                                                 2,532               2,369
Short-term investments                                                                         564                 302
                                                                                        ----------          ----------
TOTAL INVESTMENTS                                                                       $   17,670          $   18,218
                                                                                        ----------          ----------
Cash and cash equivalents                                                               $      972          $      718
Deferred acquisition costs                                                                   3,154               2,731
Due from affiliates                                                                          2,330                 618
Amounts recoverable from reinsurers                                                          1,140               1,215
Other assets                                                                                   717                 674
Separate account assets                                                                     43,694              29,929
                                                                                        ----------          ----------
TOTAL ASSETS                                                                            $   69,677          $   54,103
                                                                                        ==========          ==========
LIABILITIES, CAPITAL AND SURPLUS
LIABILITIES:

Policyholder liabilities and accruals                                                   $   20,428          $   19,447
Net deferred tax liability                                                                     426                 196
Due to affiliate                                                                               289                 122
Notes payable to parent                                                                          -                 370
Other liabilities                                                                            1,265                 857
Separate account liabilities                                                                43,694              29,929
                                                                                        ----------          ----------
TOTAL LIABILITIES                                                                       $   66,102          $   50,921
                                                                                        ==========          ==========
CAPITAL AND SURPLUS:

Capital stock                                                                           $        5          $        5
Retained earnings                                                                            2,777               2,666
Accumulated other comprehensive income                                                         793                 511
                                                                                        ----------          ----------
TOTAL CAPITAL AND SURPLUS                                                               $    3,575          $    3,182
                                                                                        ----------          ----------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                                                  $   69,677          $   54,103
                                                                                        ==========          ==========

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF INCOME

        FOR THE YEARS ENDED DECEMBER 31
               ($US millions)                                    2003               2002             2001
               --------------                                    ----               ----             ----
REVENUE:

     Premiums                                                  $    955          $    1,002         $ 1,044
     Fee income                                                   1,101                 930             903
     Net investment income                                        1,174               1,157           1,184
     Net realized investment gains (losses)                         160                (222)             56
     Other                                                           11                  4              13
                                                               --------          ----------         -------
TOTAL REVENUE                                                  $  3,401          $    2,871         $ 3,200
                                                               --------          ----------         -------

BENEFITS AND EXPENSES:

     Policyholder benefits and claims                          $  1,829          $    1,606         $ 1,734
     Operating expenses and commissions                             654                 575             617
     Amortization of deferred acquisition costs                     227                  92             276
     Interest expense                                                46                  42              46
     Policyholder dividends                                         377                 370             348
                                                               --------          ----------         -------
TOTAL BENEFITS AND EXPENSES                                    $  3,133          $    2,685         $ 3,021
                                                               --------          ----------         -------
INCOME BEFORE INCOME TAXES                                          268                 186             179
                                                               --------          ----------         -------
INCOME TAX EXPENSE                                                   77                  31              34
                                                               --------          ----------         -------
NET INCOME                                                     $    191          $      155         $   145
                                                               ========          ==========         =======

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND
SURPLUS

                                                                               ACCUMULATED
                                                                                  OTHER              TOTAL
FOR THE YEARS ENDED DECEMBER 31                      CAPITAL      RETAINED    COMPREHENSIVE       CAPITAL AND
       ($US millions)                                 STOCK       EARNINGS    INCOME (LOSS)         SURPLUS
       --------------                                 -----       --------    -------------         -------
BALANCE, DECEMBER 31, 2000                             $ 5        $  2,366      $     303          $   2,674
Comprehensive income                                     -             145           (150)                (5)
Capital contribution                                     -             125              -                125
Dividend to shareholder                                  -            (125)             -               (125)
                                                       ---        --------      ---------          ---------
BALANCE, DECEMBER 31, 2001                             $ 5        $  2,511      $     153          $   2,669
Comprehensive income                                     -             155            358                513
                                                       ---        --------      ---------          ---------
BALANCE, DECEMBER 31, 2002                             $ 5        $  2,666      $     511          $   3,182
                                                       ---        --------      ---------          ---------
Comprehensive income                                     -             191            282                473
Dividend to shareholder                                  -             (80)             -                (80)
                                                       ---        --------      ---------          ---------
BALANCE, DECEMBER 31, 2003                             $ 5        $  2,777      $     793          $   3,575
                                                       ---        --------      ---------          ---------

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

            FOR THE YEARS ENDED DECEMBER 31
                      ($US millions)                                       2003            2002              2001
                      --------------                                       ----            ----              ----
OPERATING ACTIVITIES:

   Operating cash inflows:

     Premiums                                                           $        972     $   1,018         $   1,014
     Fee income                                                                1,168           981               930
     Net investment income                                                     1,229         1,153             1,211
     Other                                                                        11             4                13
                                                                        ------------     ---------         ---------
     TOTAL OPERATING CASH INFLOWS                                       $      3,380     $   3,156         $   3,168
   Operating cash outflows:

      Benefit payments                                                         1,495         1,480             1,378
      Insurance expenses and taxes                                             1,237         1,180             1,193
      Dividends paid to policyholders                                            373           358               333
      Change in other assets and other liabilities                              (288)         (422)              (83)
                                                                        ------------     ---------         ---------
      TOTAL OPERATING CASH OUTFLOWS                                     $      2,817     $   2,596         $   2,821
                                                                        ------------     ---------         ---------
Net cash provided by operating activities                               $        563     $     560         $     347
                                                                        ------------     ---------         ---------
INVESTING ACTIVITIES:

Fixed-maturity securities sold, matured or repaid                       $     11,223     $   8,634            10,623
Fixed-maturity securities purchased                                           (9,715)       (9,082)          (10,743)
Equity securities sold                                                           530            34               412
Equity securities purchased                                                     (166)         (214)             (587)
Mortgage loans advanced                                                         (564)         (432)             (334)
Mortgage loans repaid                                                            307           186               200
Real estate sold                                                                   -             1                39
Real estate purchased                                                           (197)          (60)              (29)
Policy loans advanced, net                                                      (163)         (143)             (228)
Short-term investments                                                          (262)          (41)              465
Other investments, net                                                            10            (4)              (29)
                                                                        ------------     ---------         ---------
Net cash provided by (used in) investing activities                     $      1,003     $  (1,121)        $    (211)
                                                                        ------------     ---------         ---------
FINANCING ACTIVITIES:

Deposits and interest credited to policyholder account balances         $      1,877     $   1,778         $   1,768
Withdrawals from policyholder account balances                                (1,392)       (1,342)           (1,450)
Unearned revenue                                                                  85           168                 -
Amounts due (from) to affiliates, net                                         (1,516)          101               150
Principal repayment of amounts due to affiliates and parent                     (416)         (211)             (377)
Capital Contribution                                                               -             -               156
Net reinsurance recoverable                                                      132           243               121
Dividend paid to shareholder                                                     (80)            -              (125)
Repaid Funds                                                                      (2)           (2)                -
                                                                        ------------     ---------         ---------
Net cash  (used in)  provided by financing activities                   $     (1,312)    $     735         $     243
                                                                        ------------     ---------         ---------
Increase in cash and cash equivalents during the period                 $        254     $     174         $     379
Cash and cash equivalents at beginning of year                                   718           544               165
                                                                        ------------     ---------         ---------
BALANCE, END OF PERIOD                                                  $        972     $     718         $     544
                                                                        ============     =========         =========

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                      FOR THE YEARS ENDED DECEMBER 31
                                ($US millions)                                    2003               2002             2001
                                --------------                                    ----               ----             ----
RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:

   NET INCOME                                                                    $    191           $   155          $   145
   ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY
     OPERATING ACTIVITIES

     Net Realized  (gains) losses                                                    (160)              222              (56)
     Net depreciation, amortization of bond premium discount and other
       investment related items                                                        55                (5)              27
     Addition to policyholder liabilities and accruals                                334               126              356
     Deferred acquisition costs                                                      (651)             (567)            (543)
     Amortization of deferred acquisition costs                                       227                92              276
     Increase in deferred tax liability, net                                          143                83               96
     Interest expense                                                                  46                42               46
     Policyholder dividends                                                             4                12               15
     Change in other assets and other liabilities                                     288               422               83
     Other, net                                                                        86               (22)             (98)

                                                                                 --------           -------          -------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                        $    563           $   560          $   347
                                                                                 ========           =======          =======

The accompanying notes are an integral part of these consolidated financial statements.

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2003
                           (IN MILLIONS OF US DOLLARS)

1.       ORGANIZATION AND BASIS OF PRESENTATION

         The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA") is an indirect, wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as "Manulife Financial".

         Effective January 1, 2002, Manulife Reinsurance Corporation (U.S.A.) ("MRC"), the former direct parent of ManUSA, and The Manufacturers Life Insurance Company of North America ("MNA"), a former subsidiary of ManUSA, were merged with and into ManUSA to continue under the name The Manufacturers Life Insurance Company (U.S.A.). MRC was the sole shareholder of ManUSA. Shares of ManUSA held by MRC were cancelled and ManUSA issued new shares to MRC's sole shareholder, The Manufacturers Investment Corporation ("MIC").

         Pursuant to the merger on January 1, 2002, MRC transferred its 100% interest in Manulife Reinsurance Limited (Bermuda) ("MRL"), a Bermuda based company, to MIC and as a result, MRL remains a sister company to ManUSA and a 100% controlled subsidiary of MIC.

         The amalgamation of ManUSA and MRC represents the combination of businesses under common control and has been accounted for using "pooling-of-interests" accounting. The accompanying comparative financial statements for 2001 are restated based on the assumption that the companies have been combined since January 1, 2000 and exclude MRL which is currently a subsidiary of MIC. The following is a reconciliation of the amounts of revenue and net income previously reported for 2001 with the restated amounts:

FOR THE YEAR ENDED DECEMBER 31                 2001

TOTAL REVENUE:

As previously reported by ManUSA              $ 2,859

MRC, excluding MRL                                341
                                              -------

AS RESTATED                                   $ 3,200
                                              -------

NET INCOME:

As previously reported by ManUSA

                                              $    41

MRC, excluding MRL                                104
                                              -------

AS RESTATED                                   $   145
                                              -------

1.       ORGANIZATION AND BASIS OF PRESENTATION (CONTINUED)

         Prior to January 1, 2002, ManUSA and MRC, in the normal course of business, entered into certain reinsurance and administrative transactions. These intercompany transactions have been eliminated in the accompanying consolidated financial statements and in the preceding table.

         In addition, on January 1, 2002, all of the in force operations of The Manufacturers Life Insurance Company of America ("MLA"), a subsidiary of ManUSA, were transferred to ManUSA by way of an assumption reinsurance agreement and dividend declaration. As a result of this reorganization, products previously sold and administered under the name of MRC, MNA, and MLA are now offered and administered under the name of ManUSA. Also effective January 1, 2002, Manulife-Wood Logan Holding Co., Inc., Manulife Wood Logan, Inc., and Manulife Holding Corporation, all subsidiaries of ManUSA, were liquidated into ManUSA. All of these transactions have been reflected in these consolidated financial statements at carrying value.

         ManUSA and its subsidiaries, collectively known as the "Company", operate in the life insurance industry, offering a broad range of individual insurance, reinsurance, individual wealth management and group wealth management related products. These products are marketed primarily in the United States.

2.       SIGNIFICANT ACCOUNTING POLICIES

   A)    RECENT ACCOUNTING STANDARDS

         The Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 141, "Business Combinations," ("SFAS 141") and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). Both of these Statements were adopted by the Company effective for fiscal periods commencing January 1, 2002. SFAS 141 requires that all business combinations, other than those for businesses under common control, be accounted for using the purchase method and provides specific criteria for recognizing intangible assets separately from goodwill. Under SFAS 142, goodwill and intangible assets with an indefinite useful life are no longer amortized but are reviewed for impairment annually, or more frequently if impairment indicators arise. As at December 31, 2003, goodwill amounted to $62 (2002 - $62) and is recorded in other assets in the consolidated balance sheets. The Company has reviewed the new standards and determined that its goodwill is not impaired.

         The following table presents the restated net income for 2001 assuming retroactive application of the provisions of SFAS 142:

         FOR THE YEAR ENDED DECEMBER 31                                                              2001
         ------------------------------                                                            --------
Net income as reported                                                                             $    145

Addback:  Goodwill amortization, net of tax                                                               2
                                                                                                   --------

NET INCOME, EXCLUDING GOODWILL AMORTIZATION, NET OF TAX                                            $    147
                                                                                                   --------

         In January, 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51",which clarifies the consolidation accounting guidance in Accounting Research Bulletin No. 51, "Consolidated Financial Statements" (ARB No. 51) as it applies to certain entities in which equity investors which do not have the characteristics of a controlling financial interest, or do not have sufficient equity at risk for the entities to finance their activities without additional subordinated financial support from other parties. This interpretation is effective for the fiscal or interim periods beginning after January 1, 2004 for variable interest entities acquired before February 1, 2003, and in 2003 for variable interest entities created after January 31, 2003. The Company is currently evaluating the impact of this pronouncement.

         In April 2003, the FASB's Derivative Implementation Group (DIG) released DIG B36, which addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest is determined by reference to a pool of fixed maturity assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation. The effective date of the implementation guidance is January 1, 2004. The Company has determined that certain of its reinsurance agreements contain embedded derivatives requiring bifurcation. The Company has not yet determined the fair value of the embedded derivatives or completed its evaluation of the pronouncement.

         In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued SOP 03-1. SOP 03-1 provides guidance on a number of topics including separate presentation, interests in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization guarantees, and sales inducements to contract holders. SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The Company is currently evaluating the impact of adopting SOP 03-1 on its consolidated financial statements.

   B)    INVESTMENTS

         The Company classifies all of its fixed-maturity and equity securities as available-for-sale and records these securities at fair value. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method. For the mortgage-backed bond portion of the fixed-maturity securities portfolio, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments.

         Realized gains and losses on sales of securities classified as available-for-sale are recognized in income using the specific-identification method. A decline in the value of a specific security that is considered other-than-temporary results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected directly in accumulated other comprehensive income after adjustments for deferred income taxes, deferred acquisition costs, policyholder liabilities and unearned revenue liability. In evaluating whether a decline in fair value is other than temporary, the Company considers various factors including the time and extent to which the fair value has been less than cost, the financial condition and near term prospects of the issuer and whether the debtor is current on contractually obligated interest and principal payments.

         Mortgage loans are reported at unpaid principal balances, net of a provision for losses. The provision for losses is established for mortgage loans both on a specific as well as on an aggregate basis. Mortgage loans are considered to be impaired when the Company has determined that it is probable that all amounts due under contractual terms will not be collected. Impaired loans are reported at the lower of unpaid principal or fair value of the underlying collateral.

         Real estate held for investment is carried at cost, less accumulated depreciation and provisions for impairment and write-downs, if applicable. Real estate held for sale is carried at the lower of cost or market value where changes in estimates of market value are recognized as realized gains or losses in the consolidated statements of income.

         Policy loans are reported at aggregate unpaid balances, which approximates fair value.

         Short-term investments, which include investments with maturities of less than one year and greater than ninety days at the date of acquisition, are reported at amortized cost which approximates fair value.

   C)    DERIVATIVES

         The Company adopted the Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by Statement of Financial Accounting Standards No. 138, on January 1, 2001. As a result, all derivative instruments are reported on the Consolidated Balance Sheet at their fair value, with changes in fair value recorded in income or equity, depending on the nature of the derivative instrument. Changes in the fair value of derivatives not designated as hedges are recognized in current period earnings. There was no cumulative transition adjustment at the time of adoption.

         For fair value hedges, the Company is hedging changes in the fair value of assets, liabilities or firm commitments with changes in fair values of the derivative instruments. Changes in the fair value of derivatives are recorded in income, and changes in the fair value of hedged items are recorded in income to the extent the hedge is effective. For cash flow hedges, the Company is hedging the variability of cash flows related to forecasted transactions. The effective portion of changes in the fair value of cash flow hedges is initially recorded in other comprehensive income and is subsequently reflected into income in the same period or periods during which the hedged transaction affects earnings. The Company estimates that deferred net gains of $3 after tax, included in other comprehensive income as at December 31, 2003, will be reclassified into earnings within the next twelve months. Cash flow hedges include hedges of certain forecasted transactions of varying periods up to a maximum of 40 years.

   D)    CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

   E)    DEFERRED ACQUISITION COSTS ("DAC")

         Commissions and other expenses, which vary with and are primarily related to the production of new business, are deferred to the extent recoverable from future gross profits and included as an asset. The portion of DAC associated with variable annuity and variable life insurance contracts, universal life insurance contracts, investment contracts, and participating life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. This amortization is adjusted retrospectively when current gross profits or estimates of future gross profits are revised. DAC associated with all other insurance and reinsurance contracts is amortized over the premium-paying period of the related policies. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on current and estimated future gross profits. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future gross profits and any unrecoverable portion is immediately expensed.

   F)    POLICYHOLDER LIABILITIES AND ACCRUALS

         Policyholder liabilities for traditional non-participating life insurance policies, reinsurance policies, and for accident and health policies are computed using the net level premium method. The calculations are based upon estimates as to future mortality, morbidity, persistency, maintenance expenses, and interest rate yields that were applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

         For payout annuities in loss recognition, policyholder liabilities are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized gains associated with the underlying assets.

         For variable annuity and variable life contracts, universal life insurance contracts, and investment contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders.

         For traditional participating life insurance policies, policyholder liabilities are computed using the net level premium reserve for death and endowment policy benefits. Mortality and interest assumptions are the same as the non-forfeiture benefit assumptions at the time the policy was issued. Interest rate assumptions used in the calculation of the liabilities for traditional participating life insurance policies range from 2.5% to 7.8%. As at December 31, 2003, participating insurance expressed as a percentage of gross actuarial reserves and account value is 47%.

         For those participating policies in force as of September 23, 1999 and as a result of the demutualization of The Manufacturers Life Insurance Company ("MLI"), an indirect parent, separate sub-accounts were established within the participating accounts of the Company. These sub-accounts permit this participating business to be operated as a separate "closed block" of business. As at December 31, 2003, $9,315 (2002 - $8,846) of policyholder liabilities and accruals related to the participating policyholders' account is included in the closed block.

         ManUSA's Board of Directors approves the amount of policyholder dividends to be paid annually. The aggregate amount of policyholder dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year, and on management's judgment as to the appropriate level of equity to be retained by the Company. The carrying value of this liability approximates the earned amount and fair value as at December 31, 2003.

   G)    SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for investment contracts related to group pension business as well as for variable annuity and variable life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying consolidated financial statements. However, fees charged on separate account policyholder funds are included in revenue of the Company.

   H)    REVENUE RECOGNITION

         Premiums on long-duration life insurance and reinsurance contracts are recognized as revenue when due. Premiums on short-duration contracts are earned over the related contract period. Net premiums on limited-payment contracts are recognized as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income based on either a constant relationship to insurance in force or the present value of annuity benefits, depending on the product type.

         Fee income from annuity contracts, pension contracts, and insurance contracts consists of charges for mortality, expense, surrender and administration that have been assessed against the policyholder account balances. To the extent such charges compensate the Company for future services, they are deferred and recognized in income over the period earned using the same assumptions as those associated with the amortization of DAC.

         Interest on fixed-maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premiums or discounts. Interest on restructured mortgage loans is recorded as income based on the rate to be paid; interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on the ex-dividend date.

   I)    POLICYHOLDER BENEFITS AND CLAIMS

         Benefits for variable annuity and variable life contracts, for universal life insurance contracts, and for investment pension contracts include interest credited to policyholder account values and benefit claims incurred during the period in excess of policyholder account values.

   J)    REINSURANCE

         The Company routinely utilizes reinsurance transactions to minimize exposure to large risks. Life reinsurance is accomplished through various plans including yearly renewable term, co-insurance, and modified co-insurance. Reinsurance premiums, policy charges for cost of insurance, and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees, and claims are reported net of reinsured amounts.

         The amount recoverable from reinsurers and pertaining to policyholder liabilities is presented as a separate asset on the consolidated balance sheets. For those claims paid and covered by a reinsurance treaty, a reinsurance receivable has been included as part of other assets.

   K)    STOCK-BASED COMPENSATION

         Certain of ManUSA's employees are provided compensation in the form of stock options, deferred share units and restricted share units in MFC, the indirect parent of the Company. Effective January 1, 2003, MFC prospectively changed its accounting policy for employee stock options from the intrinsic value method to the fair value method for awards granted on or after January 1, 2002. As a result, the fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to ManUSA employees is recognized in the accounts of ManUSA over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to ManUSA employees is recognized in the accounts of ManUSA over the vesting periods of the units. The stock-based compensation is a legal obligation of MFC, but in accordance with US generally accepted accounting principles, is recorded in the accounts of ManUSA.

   L)    INCOME TAXES

         Income taxes have been provided for in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

         ManUSA joins its indirect parent, Manulife Holdings (Delaware) LLC., and its subsidiaries, with the exception of The Manufacturers Life Insurance Company of New York ("MNY"), in filing a U.S. consolidated income tax return. MNY files a separate federal income tax return. Prior to the reorganization, MNY filed as a member of the consolidated tax return with its direct parent, MNA [note 1].

         In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if ManUSA and the companies filed separate income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Settlements of taxes are made through an increase or reduction to other liabilities. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

   M)    FOREIGN EXCHANGE TRANSLATION

         The balance sheet of the Company's foreign operations and the Company's non-U.S. dollar investments are translated into U.S. dollars using exchange rates in effect at the balance sheet date. The statement of income of the Company's foreign operations are translated into U.S. dollars using average exchange rates prevailing during the respective periods. Translation adjustments are included in accumulated other comprehensive income.

   N)    COMPARATIVE FIGURES

         Certain of the prior year's figures have been reclassified to conform to the current year's presentation.

   O)    USE OF ESTIMATES

         The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

         During 2003, the Company made adjustments to the amortized costs of its fixed-maturity and equity securities, recognizing $53 in other than temporary impairments in the investment portfolio, net of the related DAC and unearned revenue liability unlocking. In 2002, there were more significant adjustments made to the amortized costs of its fixed-maturity and equity securities by recognizing $177 in other than temporary impairments in the investment portfolio, net of the related DAC and unearned revenue liability unlocking. Also in 2002, three items led to a combined net positive income effect from DAC and unearned revenue liability unlocking of $139. The latter changes included positive impacts from an extension of the DAC amortization period on its participating line of business, and improved mortality assumptions on its participating and universal life businesses, and a negative impact from equity market performance below historical assumptions on its variable annuity business.

3.       INVESTMENTS AND INVESTMENT INCOME

   A)    FIXED-MATURITY AND EQUITY SECURITIES

         At December 31, 2003, all fixed-maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:

                                                                                      GROSS
                                                                 GROSS              UNREALIZED
                                     AMORTIZED COST         UNREALIZED GAINS          LOSSES              FAIR VALUE
     AS AT DECEMBER 31             2003         2002       2003        2002       2003       2002       2003        2002
     -----------------             ----         ----       ----        ----       ----       ----       ----        ----
 FIXED-MATURITY SECURITIES:

 U.S. government                  $ 2,536      $ 2,562     $  64      $   (18)   $  197     $    -     $ 2,582     $2,759
 Foreign governments                1,108        1,458       202          314        (3)         -       1,307      1,772
 Corporate                          5,933        6,326       589          639       (23)      (143)      6,499      6,822
 Asset - backed                       250          470        18           47        (3)        (1)        265         516
                                  -------      -------     -----      -------    ------    -------     -------     -------

 TOTAL FIXED-MATURITY              $9,827      $10,816     $ 873      $ 1,197    $  (47)    $ (144)    $10,653     $11,869
 SECURITIES
                                  -------      -------     -----      -------    ------    -------     -------     -------

 EQUITY SECURITIES                   $401      $   714     $  83      $    38    $   (9)    $  (73)    $   475     $   679
                                  -------      -------     -----      -------    ------    -------     -------     -------

         Proceeds from sales of fixed-maturity securities during 2003 were $10,986 (2002 - $8,481 and 2001 - $10,710). Gross gains and losses of
         $251 and $122 respectively, were realized on those sales (2002 - $218 and $154 respectively, 2001 - $230 and $100 respectively). In addition during 2003, other-than-temporary impairments of $10 (2002 - $109, 2001
         - $73) were recognized in income.

         Proceeds from the sale of equity securities during 2003 were $ 530 (2002 - $34 and 2001 - $412). Gross gains and losses of $181 and $147 respectively, were realized on those sales (2002 - $48 and $84 respectively, 2001 - $20 and $31 respectively). In addition during 2003, other-than-temporary impairments of $51 (2002 - $135, 2001 - $48) were recognized in income.

         The cost amounts for both fixed-maturity securities and equity securities are net of the other-than-temporary impairment charges.

         At December 31, 2003, there are 323 fixed-income securities that have a gross unrealized loss of $47 of which the single largest unrealized loss is $7. The Company anticipates that these fixed income securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these fixed-income securities until they recover or mature.

         At December 31, 2003, there are 78 equity securities that have a gross unrealized loss of $9, of which the single largest unrealized loss is $2. The Company anticipates that these equity securities will recover in value.

         The contractual maturities of fixed-maturity securities at December 31, 2003 are shown below.

                AS AT DECEMBER 31, 2003                       AMORTIZED COST             FAIR VALUE
                -----------------------                       --------------             ----------
Fixed-maturity securities, excluding mortgage-backed
securities:

     One year or less                                             $   312                  $    317
     Greater than 1; up to 5 years                                  1,473                     1,565
     Greater than 5; up to 10 years                                 2,802                     3,033
     Due after 10 years                                             4,990                     5,473
Asset - backed securities                                             250                       265
                                                                  -------                  --------
TOTAL FIXED-MATURITY SECURITIES                                   $ 9,827                  $ 10,653
                                                                  -------                  --------

         Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

   B)    MORTGAGE LOANS

         Mortgage loans are reported at amortized cost, net of a provision for losses. The impaired mortgage loans and the related allowances for mortgage loan losses were as follows:

 AS AT DECEMBER 31                                                        2003                  2002
 -----------------                                                        ----                  ----
IMPAIRED LOANS                                                           $   90                $   80
                                                                         ------                ------

Allowance, January 1                                                     $   36                $   50

Deductions                                                                   (5)                  (14)
                                                                         ------                ------

ALLOWANCE, DECEMBER 31                                                   $   31                $   36
                                                                         ------                ------

         All impaired loans have been provided for and no interest is accrued on impaired loans.

   C)    INVESTMENT INCOME

         Income by type of investment was as follows:

FOR THE YEARS ENDED DECEMBER 31                               2003             2002             2001
-------------------------------                               ----             ----             ----
Fixed-maturity securities                                    $  737           $  729           $  751

Equity securities                                                12               11               11

Mortgage loans                                                  149              139              128

Investment real estate                                           86               88               91

Other investments                                               228              228              239
                                                             ------           ------           ------

Gross investment income                                       1,212            1,195            1,220

Investment expenses                                             (38)             (38)             (36)
                                                             ------           ------           ------

NET INVESTMENT INCOME                                        $1,174           $1,157           $1,184
                                                             ------           ------           ------

   D)    SIGNIFICANT EQUITY INTERESTS

         ManUSA holds a 27.7% indirect interest in Flex Leasing I, LLC ("Flex I") which is accounted for using the equity method whereby ManUSA recognizes its proportionate share of the investee's net income or loss. In 2003, ManUSA sold its 19.6% direct interest in Flex II, LLC, which also had been accounted for using the equity method, for a realized gain of $1.

         As at December 31, 2003, the total assets for Flex I were $296 (2002 - $306 for Flex I and $87 for Flex II 2001 - $396 for both Flex I and Flex II), with total liabilities amounting to $237 (2002 - $248 for Flex I and $77 for Flex II 2001 - $295 for both Flex I and Flex II)). For the year ended December 31, 2003, total net loss amounted to $5 (2002 - $3 for Flex I and $4 for Flex II 2001 $4 for both Flex I and Flex II).

   E)    SECURITIES LENDING

         The Company engages in securities lending to generate additional income. Certain securities from its portfolio are loaned to other institutions for certain periods of time. Collateral, which exceeds the market value of the loaned securities, is lodged by the borrower with the Company and retained by the Company until the underlying security has been returned to the Company. The collateral is reported in cash and other liabilities. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates. As at December 31, 2003, the Company has loaned securities (which are included in invested assets) with a carrying value and market value of approximately $667 and $642 respectively (2002 - $1,316 and $1,407 respectively).

4.       COMPREHENSIVE INCOME

   A)    TOTAL COMPREHENSIVE INCOME WAS AS FOLLOWS:

              FOR THE YEARS ENDED DECEMBER 31                 2003             2002             2001
              -------------------------------                 ----             ----             ----
NET INCOME                                                   $  191           $  155           $  145
                                                             ------           ------           ------

OTHER COMPREHENSIVE  INCOME, NET OF DAC, DEFERRED INCOME
TAXES   AND   OTHER   AMOUNTS    REQUIRED   TO   SATISFY
POLICYHOLDER LIABILITIES:
  Unrealized  holding gains (losses)  arising during the
      year                                                      209              269             (118)

  Minimum pension liability                                      24              (25)              (3)
  Foreign currency translation                                  131               44              (13)
  Less:
  Reclassification  adjustment  for realized  gains and
       losses included in net income                             82              (70)              16
                                                             ------           ------           ------

Other comprehensive income                                      282              358             (150)
                                                             ------           ------           ------

COMPREHENSIVE INCOME                                         $  473           $  513           $   (5)
                                                             ------           ------           ------

         Other comprehensive income is reported net of tax expense (benefit) of $81, $169, and ($74) for 2003, 2002 and 2001, respectively.

   B)    ACCUMULATED OTHER COMPREHENSIVE INCOME IS COMPRISED OF THE FOLLOWING:

           AS AT DECEMBER 31                       2003           2002
           -----------------                       ----           ----
UNREALIZED GAINS :

     Beginning balance                            $ 512          $ 173
     Current period change                          128            339
                                                  -----          -----

     Ending balance                               $ 640          $ 512
                                                  -----          -----
MINIMUM PENSION LIABILITY:

     Beginning balance                            $ (28)         $  (3)
     Current period change                           25            (25)
                                                  -----          -----

     Ending balance                               $  (3)         $ (28)
                                                  -----          -----
FOREIGN CURRENCY:

     Beginning balance                            $  27          $ (17)
     Current period change                          129             44
                                                  -----          -----

     Ending balance                               $ 156          $  27
                                                  -----          -----

ACCUMULATED OTHER COMPREHENSIVE INCOME            $ 793          $ 511
                                                  =====          =====

   C)    UNREALIZED GAINS ON SECURITIES AVAILABLE-FOR-SALE

         Net unrealized gains on fixed-maturity and equity securities included in other comprehensive income were as follows:

                     AS AT DECEMBER 31                                2003             2002
                     -----------------                               -------          -------
Gross unrealized gains                                               $ 1,385          $ 1,234

Gross unrealized losses                                                  (56)            (217)

DAC and other amounts required to satisfy policyholder                  (345)            (237)
      liabilities

Deferred income taxes                                                   (344)            (268)
                                                                     -------          -------

NET UNREALIZED GAINS ON SECURITIES AVAILABLE-FOR-SALE                $   640          $   512
                                                                     -------          -------


5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:

     FOR THE YEARS ENDED DECEMBER 31                                       2003                  2002
     -------------------------------                                     -------               --------
Balance, January 1                                                       $ 2,731               $  2,375
Capitalization                                                               651                    568
Amortization                                                                (227)                   (92)
Effect of net unrealized gains on securities
       available-for-sale                                                     (1)                  (118)
                                                                         -------               --------
BALANCE, DECEMBER 31                                                     $ 3,154               $  2,731
                                                                         -------               --------

6.       INCOME TAXES

         The components of income tax expense were as follows:

FOR THE YEARS ENDED DECEMBER 31                                        2003                   2002       2001
-------------------------------                                       ------                 ------    -------
Current (benefit) expense                                             $  (66)                $ (52)     $ (62)

Deferred expense                                                         143                    83         96
                                                                      ------                 -----      -----

TOTAL EXPENSE                                                         $   77                 $  31      $  34
                                                                      ======                 =====      =====

         Income before federal income taxes differs from taxable income principally due to permanent differences, including tax-exempt investment income and dividends received tax deductions, and timing differences which include differences in the treatment of policy acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.

         Deferred income tax assets (liabilities), result from tax affecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date. The Company's deferred income tax assets (liabilities) are as follows:

FOR THE YEARS ENDED DECEMBER 31                                  2003           2002
-------------------------------                                -------        -------
DEFERRED TAX ASSETS:

     Differences in computing policy reserves                  $   598        $   576

     Investments                                                     1              5

     Policyholder dividends payable                                 11             13

     Net operating loss                                            178            214

     Other deferred tax assets                                      34             60
                                                               -------        -------

Deferred tax assets                                            $   822        $   868
                                                               -------        -------

DEFERRED TAX LIABILITIES:

     Deferred acquisition costs                                $   672        $   548

     Unrealized gains on securities available-for-sale             472            349

     Premiums receivable                                            25             27

     Investments                                                    58             90

     Other deferred tax liabilities                                 21             50
                                                               -------        -------

Deferred tax liabilities                                       $ 1,248        $ 1,064
                                                               -------        -------

NET DEFERRED TAX (LIABILITIES) ASSETS                          $  (426)       $  (196)
                                                               -------        -------

         At December 31, 2003, the Company has operating loss carry forwards of $508 that will begin to expire in 2015, and $3.4 of tax credits with no expiry limitation. At December 31, 2002 and December 31, 2001, the company had operating loss carryforwards of $612 and $266 respectively and $1.4 (in both years) of tax credits.

7.       NOTES PAYABLE TO PARENT

         On December 29, 1997, the Company issued two surplus debentures for $240 bearing interest at 7.93% per annum to MIC.

         On April 1, 1998, the Company issued two additional surplus debentures for $150 bearing interest at 8.10% per annum to MIC. During 2002, a partial principal repayment of $20 on one of the debentures was made.

         On December 31, 2003, with the approval of the Michigan Division of Insurance by letter dated December 23, 2003, the Company repaid the total remaining principal of $370 to MIC plus accrued interest of $12. Total interest paid was $31, $32, and $31 for 2003, 2002, and 2001, respectively.

8.       CAPITAL AND SURPLUS

         Capital Stock is comprised of the following:

                                                                            2003                   2002
                                                                            ----                   ----
AUTHORIZED:
     50,000,000 Preferred shares, Par value $1.00                            -                       -
     50,000,000 Common shares, Par value $1.00
ISSUED AND OUTSTANDING:
     100,000 Preferred shares
     4,728,934 Common shares                                                 5                       5
                                                                          ------                  ----

         As part of the reorganization that was effected January 1, 2002, all of ManUSA's outstanding preferred shares and common shares that were held by MRC were redeemed and then reissued to MIC at the same stated value [note 1].

         ManUSA and its life insurance subsidiaries are subject to statutory limitations on the payment of dividends. Dividend payments in excess of prescribed limits cannot be paid without the prior approval of U.S. insurance regulatory authorities.

         Net income (loss) and net capital and surplus, as determined in accordance with statutory accounting principles for ManUSA, MRC and their life insurance subsidiaries were as follows:

                                                                              US STATUTORY BASIS
                                                                     --------------------------------------
                                                                       2003           2002        2001
FOR THE YEARS ENDED DECEMBER 31                                      (NOTE 1)       (NOTE 1)  (NOT RESTATED)
--------------------------------                                     --------------------------------------
THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.):
   Net income (loss)                                                 $   289        $  (396)      $    55
   Net capital and surplus                                               954          1,078         1,280
THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA:
   Net loss                                                          $     -        $     -       $  (117)
   Net capital and surplus                                                 -              -           212
THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA:
   Net loss                                                          $     -        $     -       $   (20)
   Net capital and surplus                                                 -              -           100
MANULIFE REINSURANCE CORPORATION (U.S.A.):
   Net income                                                        $     -        $     -       $   171
   Net capital and surplus                                                 -              -         1,359
THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK:
   Net income (loss)                                                 $     2        $   (26)      $   (26)
   Net capital and surplus                                                52             52            34

         As a result of the demutualization of MLI there are regulatory restrictions on the amounts of profit that can be transferred to shareholders. These restrictions generally take the form of a fixed percentage of the policyholder dividends. The transfers are governed by the terms of MLI's Plan of Demutualization.

9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS

   A)    EMPLOYEE RETIREMENT PLANS

         The Company sponsors a non-contributory pension plan entitled "The Manulife Financial U.S. Cash Balance Plan" (the "Plan"). Effective January 1, 2002, Manulife Wood Logan Inc. employees commenced earning a benefit under the Plan. Effective July 1, 2002, the Wood Logan Associates, Inc. Pension Plan, which was frozen as of December 31, 2001, was merged into the Plan.

9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS (CONTINUED)

         Pension benefits are provided to participants of the Plan after 3 years of vesting service with the Company and are a function of the length of service together with final average earnings. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available including a lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for participants who were age 45 with 5 or more years vesting service with the Company as at July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

         Cash balance accounts under the Plan are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits will vary based on service. Interest credits are a function of the 1-year U.S. Treasury Constant Maturity Bond rate plus 0.25%, but no less than 5.25% per annum.

         Actuarial valuation of accumulated plan benefits are based on projected salaries, an assumed discount rate, and best estimates of investment yields on plan assets, mortality of participants,employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are charged to earnings of the Company in the current period. Vested benefits are fully funded. Experience gains and losses are amortized to income of the Company over the estimated average remaining service lives of the plan participants. No contributions were made during the current or prior year because the Plan was subject to the full funding limitation under the Internal Revenue Code.

         At December 31, 2003, the projected benefit obligation to the participants of the Plan was $76 (2002 - $66), which was based on an assumed interest rate of 6.0% (2002 - 6.75%). The fair value of the Plan assets totaled $71 (2002 - $60).

         The Company also sponsors an unfunded supplemental cash balance plan entitled "The Manulife Financial U.S. Supplemental Cash Balance Plan" (the "Supplemental Plan"). This non-qualified plan provides defined pension benefits in excess of limits imposed by law. Compensation is not limited and benefits are not restricted by the Internal Revenue Code.

         Benefits under the Supplemental Plan are provided to participants who terminate after 3 years of service. The default form of payment under this plan is a lump sum, although participants may elect to receive payment in the form of an annuity provided that such an election is made within the time period prescribed in the Supplemental Plan. If an annuity form of payment is elected, the amount payable is equal to the actuarial equivalent of the participant's balance under the Supplemental Plan, using the factors and assumptions for determining immediate annuity amounts applicable to the participant under the Plan.

         Cash balance contribution credits for the Supplemental Plan vary with service, and interest credits are equal to the 1-year U.S. Treasury Constant Maturity Bond rate plus 0.25%, but no less than 5.25% per annum. The annual contribution credits are made in respect of the participant's compensation that is in excess of the limit set by the Internal Revenue Code. Together, these contributions serve to restore to the participant the benefit that he / she would have been entitled to under the Plan's benefit formula except for the pay and benefit limitations in the Internal Revenue Code.

9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS (CONTINUED)

         At December 31, 2003, the projected benefit obligation to the participants of the Supplemental Plan was $26 (2002 - $25), which was based on an assumed interest rate of 6.0% (2002 - 6.75%).

   B)    401(K) PLAN

         The Company sponsors a defined contribution 401(k) savings plan, which is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Company contributed $2 in 2003 (2002 - $3).

   C)    POST-RETIREMENT BENEFIT PLAN

         In addition to the retirement plans, the Company sponsors a post-retirement benefit plan that provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. This plan provides primary medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. It also provides the employee with a life insurance benefit of 100% of the salary just prior to retirement up to a maximum of $150,000. This life insurance benefit is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

         The Company accounts for its retiree benefit plan using the accrual method. At December 31, 2003, the benefit obligation of the postretirement benefit plan was $29 (2002 - $23), which was based on an assumed interest rate of 6.0% (2002 - 6.75%). This plan is unfunded. Post-retirement benefit plan expenses for 2003 were $2 (2002 - $2).

9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS (CONTINUED)

   D) FINANCIAL INFORMATION REGARDING THE EMPLOYEE RETIREMENT PLANS AND THE POST-RETIREMENT BENEFIT PLAN

         Information applicable to the Employee Retirement Plans and the Post-retirement Benefit Plan as estimated by a consulting actuary for the December 31 year-ends is as follows:

                                                           EMPLOYEE                  POSTRETIREMENT
                                                          RETIREMENT                     BENEFIT
                                                            PLANS                          PLAN
                                                     --------------------------- ----------------------
                 AS AT DECEMBER 31                   2003            2002          2003           2002
                 -----------------                   ----            ----          ----           ----
CHANGE IN BENEFIT OBLIGATION

Benefit obligation at beginning of year              $ (90)         $ (81)         $ (23)         $ (21)
Service cost                                            (5)            (4)            (1)            (1)
Interest cost                                           (6)            (6)            (2)            (1)
Actuarial loss                                          (8)            (6)            (4)            (1)
Benefits paid                                            7              7              1              1
                                                     -----          -----          -----          -----

Benefit obligation at end of year                    $(102)         $ (90)         $ (29)         $ (23)
                                                     -----          -----          -----          -----
CHANGE IN PLAN ASSETS

Fair value of plan assets at beginning of year       $  60          $  74          $   -          $   -

Actual return on plan assets                            16            (10)             -              -
Employer contribution                                    2              3              1              1
Benefits paid                                           (7)            (7)            (1)            (1)
                                                     -----          -----          -----          -----

Fair value of plan assets at end of year             $  71          $  60          $   -          $   -
                                                     -----          -----          -----          -----
Funded status                                        $ (31)         $ (30)         $ (29)         $ (23)
Unrecognized transition asset                           (1)            (3)             -              -
Unrecognized actuarial loss (gain)                      50             52             (6)           (11)
Unrecognized prior service cost                          3              3              -              -
                                                     -----          -----          -----          -----

Net amount recognized                                $  21          $  22          $ (35)         $ (34)
                                                     -----          -----          -----          -----
Amounts recognized in consolidated balance
   sheets consist of:

   Prepaid benefit cost                              $  39          $   -          $   -          $   -
   Accrued benefit liability                           (24)           (24)           (35)           (34)
   Intangible asset                                      1              3              -              -
   Accumulated other comprehensive income                5             43              -              -
                                                     -----          -----          -----          -----

Net amount recognized                                $  21          $  22          $ (35)         $ (34)
                                                     -----          -----          -----          -----

                                                            EMPLOYEE            POST-RETIREMENT
                                                           RETIREMENT                BENEFIT
                                                             PLANS                     PLAN
                                                   --------------------------- --------------------
      AS AT DECEMBER 31                               2003           2002        2003          2002
      -----------------                               ----           ----        ----          ----
WEIGHTED AVERAGE ASSUMPTIONS

Discount rate                                         6.00%         6.75%        6.00%        6.75%
Expected return on plan assets                        8.25%         8.50%         N/A          N/A
Rate of compensation increase                         5.00%         5.00%        5.00%        5.00%
Cost-of-living increase                               3.00%         3.00%         N/A          N/A

         On December 31, 2003, the accrued postretirement benefit plan obligation was $29. The postretirement benefit obligation for eligible active employees was $5. The amount of the postretirement benefit obligation for ineligible active employees was $8. For measurement purposes as at December 31, 2003, an 11.00% annual rate of increase in the per capita cost of covered health care benefits were assumed for 2003 for both pre-65 and post-65 coverages. This rate was assumed to decrease gradually to 5.0% in 2016 and will remain at that level thereafter.

9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS (CONTINUED)

   D) FINANCIAL INFORMATION REGARDING THE EMPLOYEE RETIREMENT PLANS AND THE POST-RETIREMENT BENEFIT PLAN (CONTINUED)

                                                               EMPLOYEE                POST-RETIREMENT
                                                              RETIREMENT                   BENEFIT
                                                                 PLANS                      PLAN
                                                          ---------------------- ------------------------
             AS AT DECEMBER 31                            2003           2002         2003         2002
             -----------------                            ----           ----         ----         ----
COMPONENTS OF NET PERIODIC  BENEFIT COST FOR PLAN
   SPONSOR
Service cost                                              $  5           $   4       $    1       $     1
Interest cost                                                6               6            2             1
Expected return on plan assets                              (7)             (7)           -             -
Amortization of net transition obligation                   (3)             (2)           -             -
Recognized actuarial loss (gain)                             2               -           (1)           (1)
                                                          ----           -----       ------       -------

NET PERIODIC BENEFIT COST                                 $  3           $   1       $    2       $     1
                                                          ----           -----       ------       -------

         For the pension plans with accumulated benefit obligations in excess of plan assets, the projected benefit obligation, the accumulated benefit obligation, and the fair value of plan assets were $25, $24, and $nil respectively as at December 31, 2003 and $90, $84, and $61 respectively as of December 31, 2002.

         Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage-point change in assumed health care cost trend rates would have the following effects on 2003 reported expenses:


                                                        ONE-PERCENTAGE-POINT      ONE-PERCENTAGE-POINT
                                                              INCREASE                   DECREASE
                                                              --------                   --------
Effect  on  total  of  service  and   interest cost
components                                                    $    1                    $     -
Effect on post-retirement benefit obligation                  $    4                    $    (3)

10.      STOCK BASED COMPENSATION

         There are no stock based compensation plans involving stock of ManUSA. However, employees of ManUSA participate in the Executive Stock Option Plan of MFC (the "ESOP"). Under this plan, stock options are periodically granted to selected individuals. The stock options provide the holder with the right to purchase common shares at an exchange price equal to the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding 4 years and expire not more than 10 years from the grant date. A total of 36,800,000 MFC common shares have been reserved for issuances under the ESOP.

         Details of outstanding options relating to the employees of ManUSA are as follows:

                                                           2003                                 2002
                                          -----------------------------------------------------------------------
                                                                    Weighted                         Weighted
                                          Number of options         average            Number of      average
                                               options           exercise price         options      exercise
For the years ended December 31              (thousands)             (Cdn.)           (thousands)   price (Cdn.)
-------------------------------              -----------             ------           -----------   ------------
Outstanding, January 1                           1,672              $  40.37             1,000          $ 38.36
Granted                                            270              $  36.38               764          $ 42.76
Exercised                                           (9)             $  37.75               (20)         $ 31.91
Forfeited / Cancelled                             (143)             $  41.27               (72)         $ 40.12
                                                 -----              --------             -----          -------
Outstanding, December 31                         1,790              $  38.54             1,672          $ 40.37
                                                 =====              ========             =====          =======
Exercisable, as at December 31                     832              $  38.43               626          $ 37.23
                                                 =====              ========             =====          =======

         The exercise price of stock options outstanding range from Cdn. $31.60 to Cdn. $46.95 and have a weighted average contractual remaining life of 7.5 years.

         The weighted average fair value of each option granted by MFC in 2003 has been estimated at Cdn. $10.75 (2002 - Cdn.$13.85 ) using the Black-Scholes option-pricing model. The pricing model uses the following weighted average assumptions: risk-free interest rate of 4.8% (2002 - 5.2%), dividend yield of 1.8% (2002 - 1.4%), expected volatility of 25% (2002 - 25%) and expected life of 7 years (2002 - 7 years).

         Effective January 1, 2003, MFC changed its accounting policy on a prospective basis for stock options granted to employees on or after January 1, 2002, from the intrinsic value method to the fair value method. As a result, the Company recorded in its accounts an additional compensation expense, of $1 during the year ended December 31, 2003.

         In 2000, MFC also granted deferred share units (the "DSUs") to certain employees in the ESOP. The DSUs vest over a 4-year period and each unit entitles the holder to receive one common share of MFC on retirement or termination of employment. The DSUs attract dividends in the form of additional DSUs at the same rate as dividends on the common shares of MFC. No DSUs were granted during 2003 and 2002. The number of DSUs outstanding was 170,209 as at December 31, 2003 (2002 - 154,608).
         ManUSA recorded compensation expense of $1 related to DSUs granted by MFC to its employees (2002 - $1, 2001 - $1).

         Effective January 1, 2001, MFC established the Global Share Ownership Plan (the "GSOP") in which ManUSA employees can participate. Under this plan, qualifying employees of ManUSA can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match 50% of the employee's eligible contributions. The MFC contributions vest immediately. All contributions will be used by the plan's trustee to purchase common shares in the open market. Amounts matched by MFC in respect of ManUSA employees are charged and expensed to ManUSA via the service agreement between ManUSA and MFC.

         The Company also has deferred compensation incentive plans open to all branch managers and qualified agents.

         During the first quarter of 2003, MFC established a new Restricted Share Unit ("RSU") plan. RSUs represent phantom common shares of MFC that entitle a participant to receive payment equal to the market value of the same number of common shares at the time the RSUs vest. RSUs vest and are paid out in 34 months and the related compensation expense is recognized over the period. At December 31 there were 217,884 RSU's outstanding for eligible employees. The Company recorded a compensation expense related to RSUs of $1, for the year ended December 31, 2003.

11.      DERIVATIVE FINANCIAL INSTRUMENTS

         The Company uses a variety of derivative financial instruments as part of its efforts to manage exposures to foreign currency, interest rate, and other market risks arising from its on-balance sheet financial instruments and future commitments. These instruments include interest rate exchange agreements, cross currency swaps, and foreign currency forward contracts.

         The Company enters into interest rate exchange agreements to reduce and manage interest rate risk associated with individual assets and liabilities. These interest rate exchange agreements consist primarily of interest rate swap agreements and interest rate floors and are regarded as fair value hedges.

         The Company uses cross currency swaps to reduce both foreign exchange and interest rate risk associated with outstanding non-U.S. dollar denominated debt. These instruments are regarded as fair value hedges.

         These instruments are designated and effective as hedges, as there is a high correlation between changes in market value or cash flow of the derivative and the underlying hedged item at inception and over the life of the hedge.

         The Company uses foreign currency forward contracts to hedge some of the foreign exchange risk, as it generates revenue and holds assets in U.S. dollars, but incurs a significant portion of its maintenance and acquisition expenses in Canadian dollars. A foreign currency forward contract obliges the Company to deliver a specified amount of currency on a future date at a specified exchange rate. The value of the foreign exchange forward contracts at any given point fluctuates according to the underlying level of exchange rate and interest rate differentials. These instruments are regarded as cash flow hedges.

         The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e. the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) and replacement cost risk (i.e. the cost to replace the contract at current market rates should the counterparty default prior to the settlement date). To limit exposure associated with counterparty nonperformance on interest rate exchange agreements, the Company enters into master netting agreements with its counterparties.

         Outstanding derivative instruments are as follows:

                                      NOTIONAL OR CONTRACT
                                             AMOUNTS             CARRYING VALUE            FAIR VALUE
                                             -------             --------------            ----------
AS AT DECEMBER 31                       2003        2002         2003        2002        2003       2002
-----------------                       ----        ----         ----        ----        ----       ----
Interest rate & currency swaps &
floors                                 $  830      $1,039       $ (34)       $(15)       $(34)      $(15)

Interest rate option written               12          22          (1)         (2)         (1)        (2)

Equity Contracts                            9           2           -           -           -          -

Currency forwards                         276       1,040          25           5          25          5
                                       ------      ------       -----        ----        ----       ----

TOTAL DERIVATIVES                      $1,127      $2,103       $ (10)       $(12)       $(10)      $(12)
                                       ------      ------       -----        ----        ----       ----

         Fair value of derivative financial instruments reflect the estimated amounts that the Company would receive or pay to terminate the contract at the balance sheet date, including the current unrealized gains (losses) on the instruments. Fair values of the agreements were based on estimates obtained from the individual counter parties.

12.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and the estimated fair values of the Company's financial instruments at December 31, 2003 were as follows:

                                         CARRYING VALUE     FAIR VALUE
                                         --------------     ----------
ASSETS:
   Fixed-maturity and equity securities  $       11,128     $    11,128
   Mortgage loans                                 2,187           2,419
   Policy loans                                   2,532           2,532
       Short term investments                       564             564
LIABILITIES:
   Insurance investment contracts        $        2,365     $     2,333
   Derivative financial instruments                  10              10

         The following methods and assumptions were used to estimate the fair values of the above financial instruments:

         FIXED-MATURITY AND EQUITY SECURITIES: Fair values of fixed-maturity and equity securities were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services or, in the case of fixed-maturity private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

         MORTGAGE LOANS: Fair value of mortgage loans was estimated using discounted cash flows and took into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

         POLICY LOANS: Carrying values approximate fair values.

         INSURANCE INVESTMENT CONTRACTS: Fair value of insurance investment contracts, which do not subject the Company to significant mortality or morbidity risks, were estimated using cash flows discounted at market rates.

         DERIVATIVE FINANCIAL INSTRUMENTS: Fair values of derivative financial instruments were based on estimates obtained from the individual counterparties.

         SEPARATE ACCOUNT ASSETS AND LIABILITIES: The carrying values in the consolidated balance sheets for separate account assets and liabilities approximate their fair value. Fair value was determined by applying the above outlined methodology to the relevant assets underlying the respective separate accounts.

13.      RELATED PARTY TRANSACTIONS

         The Company has formal service agreements with MFC, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting and certain other administrative services. Costs incurred under the agreements were $254 in 2003 ( 2002- $277 and 2001- $272 ).

         MFC also provides a claims paying guarantee to certain U.S. policyholders.

         On December 20, 2002, the Company entered into a reinsurance agreement with MRL, to reinsure a block of variable annuity business. The contract reinsures all risks, however, the primary risk reinsured is investment and lapse risk with only limited coverage of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting treatment. Under the terms of the agreement, the Company received a ceding commission of $123 in 2003 ( 2002 -$168), which is classified as unearned revenue and reported in other liabilities. The amount is being amortized to income as payments are made to MRL. The balance of this unearned revenue as of December 31, 2003 is $253.

         On September 23, 1997, the Company entered into a reinsurance agreement with MRL to reinsure a closed block of participating life insurance business. On December 31, 2003, the Company recaptured the reinsurance agreement. As there was limited transfer of mortality risk between the Company and MRL, the agreement was classified as financial reinsurance and given deposit-type accounting treatment. Title to the assets supporting this block of business was transferred to MRL under the terms of the 2003 agreement. Included in amounts due from affiliates is $nil (2002 - $487) representing the receivable from MRL for the transferred assets which are accounted for in a similar manner as invested assets available-for-sale. As a result of the early termination of the treaty, the company paid MRL a termination fee of $21, which is reported as a reduction of other revenue in 2003.

         On December 31, 2003, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurers Bermuda Limited (MRBL), to reinsure 90% of the non-reinsured risk of the closed block of participating life insurance business. As approximately 90% of the mortality risk is covered under previously existing contracts with third party reinsurers and the resulting limited mortality risk inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. Title to the assets supporting this block of business was transferred to MRBL under the terms of the agreement. Included in amounts due from affiliates is $2,223 (2002 - $nil) representing the receivable from MRBL for the transferred assets, which are accounted for in a similar manner as invested assets available-for-sale.

         Pursuant to a promissory note dated December 19, 2000, issued pursuant to a Credit Agreement of the same date, the Company received a loan of $250 ($375 Canadian) from an affiliate, Manulife Hungary Holdings KFT ("MHHL"). The maturity date with respect to any borrowing is 365 days following the date of the advance of a loan, however the loan is normally renegotiated at each year end. Interest is calculated at a fluctuating rate equivalent to LIBOR plus 39 basis points (32 basis points in 2002) and is payable quarterly commencing March 28, 2001. On December 30, 2002, the Company repaid $177 ($279 Canadian) of the principal balance outstanding. The remaining principal outstanding is $74 ($96 Canadian) and $61 ($96 Canadian) on December 31, 2003 and 2002 respectively.

         On December 29 2001, ManUSA entered into a one-year agreement with MLI to swap $250 ($375 Canadian) at 3-month Banker's Acceptance note plus
         31.34 basis points for US $240 at 3-month LIBOR plus 32.5 basis points. There was no gain or loss reported on the maturity of the swap. On December 29, 2002, ManUSA entered into a one year agreement with MLI to swap Cdn$96 at 3-month Banker's Acceptance note plus 32 basis points for US$61 at a 3-month LIBOR plus 25 basis points. There was no gain or loss on the maturity of the swap. Effective December 28, 2003, the Company entered into a one year agreement to swap Cdn$96 at 3-month Banker's Acceptance note plus 39 basis points for US$71 at a 3-month LIBOR plus 25 basis points.

         A promissory note dated August 7, 2001, was issued by MNA to an affiliate MHHL, pursuant to a Credit Agreement of the same date, with respect to an initial loan of $3.8. The maturity date with respect to any borrowing is 365 days after the date of the advance of a loan. Interest on the loan is calculated at a fluctuating rate equal to LIBOR plus 25 basis points and is payable quarterly starting March 28, 2001. The rate was 3.06% at December 31, 2003.

         Pursuant to a promissory note dated May 7, 1999, ENNAL Inc., a wholly owned non-life subsidiary of the Company, loaned $83 ($125 Canadian) to MLI. Interest is calculated at a rate of 5.6% per annum and is payable annually on December 15. The principal balance was collected on December 15, 2003, resulting in a foreign exchange gain of $10 which was recorded as a realized investment gain.

         As at December 31, 2003, the Company had a total of 2 (2002 - 3) inter-company loans to MRL with a carrying value of $19 (2002 - $27). One of the loans, with a carrying value of $1, matured on December 31, 2003 and was fully paid on January 6, 2004. The other loan matures on May 11, 2006 and bears interest at LIBOR plus 60 basis points. The rate at December 31, 2003 was 1.76%.

         The Company has a liquidity pool in which affiliates can invest their excess cash. The resulting economies of scale allow the Company to earn a spread over the amount it pays its affiliates and the affiliates to earn improved returns on their excess cash. The maximum amount of each affiliate's participation is set by the Company's board.

         Each affiliate's participation in the liquidity pool is evidenced by a grid promissory note issued by the Company with the following terms:

         (1)      A term of approximately ten (10) years;

         (2) Interest payable on the funds is reset daily to the one-month US Dollar London Inter-Bank Bid ("LIBID");

         (3)      Accrued interest is capitalized on the last day of each month;

         (4) The Company can repay, and the lender can require the payment of, all or part of the lender's outstanding balance at any time upon two days prior written notice to the other;

         (5) The unpaid principal plus interest may be reduced to zero from time to time without affecting the validity of the note.

         None of the affiliates are permitted to use the liquidity pool to borrow for their short term cash needs.

         The following table identifies the affiliates and outlines the details of their participation in the Company's liquidity pool:

          AFFILIATE                 LIMIT       EXPIRATION DATE                2003               2002
          ---------                 -----       ---------------                ----               ----
MIC                                 $100           02/24/2012                  $ 34               $10
MRL                                 $ 75           12/31/2012                    71                47
MRBL                                $ 75           12/31/2013                    50                 -
MRBL Reinsurance Trust              $200           12/31/2013                    58                 -
TOTAL                                                                          $213               $57

         The amounts are included in due to affiliates.

14.      REINSURANCE

         In the normal course of business, the Company assumes and cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations.

         Reinsurance premiums are included in premium revenue as follows:

FOR THE YEARS ENDED DECEMBER 31                                      2003           2002         2001
-------------------------------                                      ----           ----         ----
Direct premiums                                                     $1,011        $ 1,011       $  995

Reinsurance assumed                                                    309            323          369

Reinsurance ceded                                                     (365)          (332)        (320)
                                                                    ------        -------       ------

TOTAL PREMIUMS                                                      $  955        $ 1,002       $1,044
                                                                    ------        -------       ------

         Reinsurance recoveries on ceded reinsurance contracts were $309, $311, and $416 during 2003, 2002 and 2001, respectively.

15.       CONTINGENCIES AND COMMITMENTS

         The Company and its subsidiaries are subject to legal actions arising in the ordinary course of business. These legal actions are not expected to have a material adverse effect on the consolidated financial position of the Company.

         During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The minimum aggregate rental commitments on the ground lease together with other rental office space commitments for the next five years are as follows: $12 for 2004, and $11 for 2005 and thereafter. There were no other material operating leases in existence at the end of 2003.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N
(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA SEPARATE ACCOUNT
FOUR)

Audited Financial Statements

Years ended December 31, 2003 and 2002 with Report of Independent Auditors

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                              Financial Statements

                     Years ended December 31, 2003 and 2002

                                    CONTENTS

Report of Independent Auditors............................................    1

Financial Statements

Statement of Assets and Contract Owners' Equity...........................    3
Statements of Operations and Changes in Contract Owners' Equity...........    5
Notes to Financial Statements.............................................   33

                         Report of Independent Auditors

To the Contract Owners of
The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
  (Formerly The Manufacturers Life Insurance Company of America Separate Account
  Four)

We have audited the accompanying statement of assets and contract owners' equity of each of The Manufacturers Life Insurance Company (U.S.A.) Separate Account N (comprising, respectively, the Aggressive Growth Trust, All Cap Core Trust, All Cap Growth Trust, All Cap Value Trust, American Blue Chip Income & Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Diversified Bond Trust, Dynamic Growth Trust, Emerging Growth Trust, Emerging Small Company Trust, Equity-Income Trust, Equity Index Trust, Financial Services Trust, Fundamental Value Trust, Global Allocation Trust, Global Bond Trust, Global Equity Trust, Growth & Income Trust, Health Sciences Trust, High Yield Trust, Income & Value Trust, International Index Trust, International Small Cap Trust, International Stock Trust, International Value Trust, Internet Technologies Trust, Investment Quality Bond Trust, Large Cap Growth Trust, Large Cap Value Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Balanced 640 Trust, Lifestyle Conservative 280 Trust, Lifestyle Growth 820 Trust, Lifestyle Moderate 460 Trust, Mid Cap Core Trust, Mid Cap Growth Trust, Mid Cap Index Trust, Mid Cap Opportunities Trust, Mid Cap Stock Trust, Mid Cap Value Trust, Money Market Trust, Natural Resources Trust, Overseas Trust, Pacific Rim Emerging Markets Trust, Quantitative Equity Trust, Quantitative Mid Cap Trust, Real Estate Securities Trust, Real Return Bond Trust, Science & Technology Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Company Blend Trust, Small Company Value Trust, Special Value Trust, Strategic Bond Trust, Strategic Growth Trust, Strategic Opportunities Trust, Strategic Value Trust, Telecommunications Trust, Total Return Trust, Total Stock Market Index Trust, U.S. Government Securities Trust, U.S. Large Cap Trust, Utilities Trust, Value Trust and 500 Index Trust Sub-Accounts) of The Manufacturers Life Insurance Company (U.S.A.) as of December 31, 2003, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodians and/or investment advisors. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of The Manufacturers Life Insurance Company (U.S.A.) Separate Account N at December 31, 2003, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

March 26, 2004

       The Manufacturers Life Insurance Company (U.S.A.)Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2003

ASSETS
Investments at fair value:
  Sub-Accounts:
    Aggressive Growth Trust - 374,560 shares (cost $4,136,203)                  $  4,974,158
    All Cap Core Trust - 338,945 shares (cost $3,994343)                           4,650,328
    All Cap Growth Trust - 569,340 shares (cost $7,061,045)                        8,204,194
    All Cap Value Trust - 41,410 shares (cost $464,295)                              520,935
    American Blue Chip Income & Growth Trust - 13,284 shares (cost $187,604)         205,368
    American Growth Trust - 95,375 shares (cost $1,395,408)                        1,470,676
    American Growth-Income Trust - 3,150 shares (cost $44,758)                        48,990
    American International Trust - 7,133 shares (cost $102,466)                      118,979
    Balanced Trust - 1,781,105 shares (cost $30,013,605)                          22,530,978
    Blue Chip Growth Trust - 2,249,266 shares (cost $30,197,602)                  34,818,639
    Capital Appreciation Trust - 154,342 shares (cost $1,088,854)                  1,240,907
    Diversified Bond Trust - 722,666 shares (cost $7,735,058)                      7,848,156
    Dynamic Growth Trust -  566,771 shares (cost $2,155,705)                       2,493,791
    Emerging Growth Trust - 14,183 shares (cost $222,240)                            223,380
    Emerging Small Company Trust - 1,978,380 shares (cost $49,253,929)            51,002,629
    Equity-Income Trust - 1,793,773 shares (cost $23,515,755)                     27,301,230
    Equity Index Trust - 1,883,971 shares (cost $22,942,500)                      25,622,009
    Financial Services Trust - 31,578 shares (cost $325,538)                         401,985
    Fundamental Value Trust - 92,782 shares (cost $1,019,138)                      1,179,257
    Global Allocation Trust - 3,701 shares (cost $29,969)                             35,900
    Global Bond Trust - 225,763 shares (cost $3,198,007)                           3,463,203
    Global Equity Trust - 237,981 shares (cost $2,718,583)                         3,119,936
    Growth & Income Trust - 840,307 shares (cost $16,855,412)                     18,310,286
    Health Sciences Trust - 193,442 shares (cost $2,265,256)                       2,590,184
    High Yield Trust - 1,003,972 shares (cost $9,049,365)                          9,989,519
    Income & Value Trust - 714,773 shares (cost $6,589,263)                        7,397,904
    International Index Trust - 140,466 shares (cost $1,137,127)                   1,275,430
    International Small Cap Trust - 233,822 shares (cost $2,615,094)               3,409,121
    International Stock Trust - 1,295,049 shares (cost $10,966,227)               12,549,025
    International Value Trust - 468,801 shares (cost $4,841,232)                   5,780,317
    Internet Technologies Trust                                                            -
    Investment Quality Bond Trust - 1,761,635 shares (cost $21,163,954)           22,161,364
    Large Cap Growth Trust - 751,020 shares (cost $6,213,493)                      7,142,200
    Large Cap Value Trust - 84,479 shares (cost $1,274,803)                        1,322,947
    Lifestyle Aggressive 1000 Trust - 94,994 shares (cost $994,434)                1,038,282
    Lifestyle Balanced 640 Trust - 1,110,113 shares (cost $12,176,197)            13,798,701
    Lifestyle Conservative 280 Trust - 368,444 shares (cost $4,697,248)            5,025,582
    Lifestyle Growth 820 Trust - 242,428 shares (cost $2,473,999)                  2,875,199
    Lifestyle Moderate 460 Trust - 142,239 shares (cost $1,661,414)                1,819,243
    Mid Cap Core Trust - 3,025 shares (cost $41,939)                                  46,343
    Mid Cap Growth Trust                                                                   -
    Mid Cap Index Trust - 256,173 shares (cost $3,231,470)                         3,729,877
    Mid Cap Opportunities Trust                                                            -
    Mid Cap Stock Trust - 435,531 shares (cost $4,577,830)                         5,169,749
    Mid Cap Value Trust - 441,907 shares (cost $5,353,956)                         6,473,940

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

           Statement of Assets and Contract Owners' Equity (continued)

                                December 31, 2003

ASSETS (CONTINUED)
Investments at fair value:
  Sub-Accounts:
    Money Market Trust - 3,888,898 shares (cost $38,888,983)                    $ 38,888,983
    Natural Resources Trust - 62,087 shares (cost $920,504)                        1,117,564
    Overseas Trust - 524,212 shares (cost $3,927,622)                              5,016,704
    Pacific Rim Emerging Markets Trust - 520,873 shares (cost $3,626,768)          4,250,322
    Quantitative Equity Trust - 1,367,033 shares (cost $28,504,058)               20,778,897
    Quantitative Mid Cap Trust - 14,200 shares (cost $139,290)                       155,204
    Real Estate Securities Trust - 1,167,599 shares (cost $18,678,058)            24,344,448
    Real Return Bond Trust - 5,848 shares (cost $74,062)                              76,663
    Science & Technology Trust - 2,288,239 shares (cost $21,174,003)              26,154,570
    Small Cap Index Trust - 168,679 shares (cost $1,934,813)                       2,159,093
    Small Cap Opportunities Trust - 28,059 shares (cost $436,924)                    491,037
    Small Company Blend Trust - 292,307 shares (cost $2,722,796)                   3,332,298
    Small Company Value Trust - 881,260 shares (cost $12,870,976)                 15,104,792
    Special Value Trust - 10,495 shares (cost $161,095)                              166,036
    Strategic Bond Trust - 271,096 shares (cost $3,043,443)                        3,179,959
    Strategic Growth Trust - 151,380 shares (cost $1,301,931)                      1,522,884
    Strategic Opportunities Trust - 612,205 shares (cost $5,882,354)               5,962,880
    Strategic Value Trust - 232,369 shares (cost $2,139,462)                       2,330,657
    Telecommunications Trust                                                               -
    Total Return Trust - 2,719,443 shares (cost $38,224,336)                      38,643,292
    Total Stock Market Index Trust - 373,450 shares (cost $3,314,966)              3,719,559
    U.S. Government Securities Trust - 634,394 shares (cost $8,845,706)            8,887,862
    U.S. Large Cap Trust - 283,980 shares (cost $3,008,410)                        3,646,301
    Utilities Trust - 12,879 shares (cost $109,793)                                  121,451
    Value Trust - 743,110 shares (cost $10,952,653)                               12,699,749
    500 Index Trust - 578,703 shares (cost $4,885,887)                             5,572,911
                                                                                ------------
Total assets                                                                    $561,704,957
                                                                                ============

CONTRACT OWNERS' EQUITY
Variable life contracts                                                         $561,704,957
                                                                                ============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity

                                                                       SUB-ACCOUNT
                                                ---------------------------------------------------------
                                                  AGGRESSIVE GROWTH TRUST          ALL CAP CORE TRUST
                                                ---------------------------------------------------------
                                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                 DEC. 31/03     DEC. 31/02     DEC. 31/03     DEC. 31/02
                                                ---------------------------------------------------------
Income:
      Dividends                                 $         -    $         -    $         -    $         -
Expenses:
      Mortality and expense risks, and
         administrative charges                      25,747         28,871         28,834         64,870
                                                --------------------------------------------------------
Net investment income (loss) during the year        (25,747)       (28,871)       (28,834)       (64,870)
Net realized gain (loss) during the year           (526,951)    (1,664,016)       (93,111)    (6,731,408)
Unrealized appreciation (depreciation) during
     the year                                     1,839,047        214,207      1,436,253      3,571,088
                                                --------------------------------------------------------
Net increase (decrease) in assets
    from operations                               1,286,349     (1,478,680)     1,314,308     (3,225,190)
                                                --------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                        557,429      1,207,013        876,646      2,354,742
    Transfer on terminations                       (965,558)      (510,678)    (1,891,000)    (3,646,598)
    Transfer on policy loans                         (1,649)         3,955         28,365         (4,349)
    Net interfund transfers                          34,722       (272,342)    (1,573,393)    (2,083,382)
                                                --------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                    (375,056)       427,948     (2,559,382)    (3,379,587)
                                                --------------------------------------------------------
Total increase (decrease) in assets                 911,293     (1,050,732)    (1,245,074)    (6,604,777)

Assets beginning of year                          4,062,865      5,113,597      5,895,402     12,500,179
                                                --------------------------------------------------------
Assets end of year                              $ 4,974,158    $ 4,062,865    $ 4,650,328    $ 5,895,402
                                                ========================================================

+ Reflects the period from commencement of operations July 9, 2003 through December 31, 2031.

See accompanying notes.

                                            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
                                                             AMERICAN BLUE CHIP        AMERICAN
   ALL CAP GROWTH TRUST           ALL CAP VALUE TRUST       INCOME & GROWTH TRUST    GROWTH TRUST
--------------------------------------------------------------------------------------------------
 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED         PERIOD ENDED        PERIOD ENDED
 DEC. 31/03     DEC. 31/02     DEC. 31/03     DEC. 31/02         DEC. 31/03+         DEC. 31/03+
--------------------------------------------------------------------------------------------------
$         -    $         -    $        95    $        16        $           -       $           -

     48,145         55,234          1,489          1,958                  348               1,636
-------------------------------------------------------------------------------------------------
    (48,145)       (55,234)        (1,394)        (1,942)                (348)             (1,636)
   (437,237)    (3,124,652)         2,247       (172,228)                 296                 508

  2,518,315        737,522         69,288        (13,876)              17,763              75,267
-------------------------------------------------------------------------------------------------

  2,032,933     (2,442,364)        70,141       (188,046)              17,711              74,139
-------------------------------------------------------------------------------------------------

  1,985,180      2,768,555         55,795         56,066                1,770               3,565
 (2,983,291)      (647,438)       (15,953)       (24,168)              (2,842)            (12,488)
     (9,110)        18,492              -              5                    -                   -
   (607,373)    (2,096,063)       233,043        319,059              188,729           1,405,460
-------------------------------------------------------------------------------------------------

 (1,614,594)        43,546        272,885        350,962              187,657           1,396,537
-------------------------------------------------------------------------------------------------
    418,339     (2,398,818)       343,026        162,916              205,368           1,470,676

  7,785,855     10,184,673        177,909         14,993                    -                   -
-------------------------------------------------------------------------------------------------
$ 8,204,194    $ 7,785,855    $   520,935    $   177,909        $     205,368       $   1,470,676
=================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                              SUB-ACCOUNT
                                                --------------------------------------------------------------------
                                                AMERICAN GROWTH-        AMERICAN
                                                  INCOME TRUST     INTERNATIONAL TRUST         BALANCED TRUST
                                                --------------------------------------------------------------------
                                                  PERIOD ENDED         PERIOD ENDED       YEAR ENDED     YEAR ENDED
                                                   DEC. 31/03+         DEC. 31/03+        DEC. 31/03     DEC. 31/02
                                                --------------------------------------------------------------------
Income:
      Dividends                                   $         -          $          -      $   581,430    $   678,287
Expenses:
      Mortality and expense risks, and
         administrative charges                            88                   243          148,268        170,699
                                                -------------------------------------------------------------------
Net investment income (loss) during the year              (88)                 (243)         433,162        507,588
Net realized gain (loss) during the year                   90                   772       (1,679,793)    (2,224,955)
Unrealized appreciation (depreciation) during
     the year                                           4,232                16,512        4,153,530     (2,783,896)
                                                -------------------------------------------------------------------
Net increase (decrease) in assets
    from operations                                     4,234                17,041        2,906,899     (4,501,263)
                                                -------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                            2,153                 1,908        1,927,224      2,423,879
    Transfer on terminations                           (1,298)               (2,216)      (4,389,247)    (3,804,484)
    Transfer on policy loans                                -                     -           79,372         49,424
    Net interfund transfers                            43,901               102,246       (1,881,128)    (1,868,929)
                                                -------------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                        44,756               101,938       (4,263,779)    (3,200,110)
                                                -------------------------------------------------------------------
Total increase (decrease) in assets                    48,990               118,979       (1,356,880)    (7,701,373)

Assets beginning of year                                    -                     -       23,887,858     31,589,231
                                                -------------------------------------------------------------------
Assets end of year                                $    48,990         $     118,979      $22,530,978    $23,887,858
                                                ===================================================================

+ Reflects the period from commencement of operations July 9, 2003 through December 31, 2003.

See accompanying notes.

                                       SUB-ACCOUNT
---------------------------------------------------------------------------------------
                                  CAPITAL APPRECIATION
  BLUE CHIP GROWTH TRUST                 TRUST                 DIVERSIFIED BOND TRUST
---------------------------------------------------------------------------------------
 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
 DEC. 31/03     DEC. 31/02     DEC. 31/03     DEC. 31/02     DEC. 31/03     DEC. 31/02
---------------------------------------------------------------------------------------

$    12,366    $         -    $         -    $         -    $   435,668    $   249,195


    151,369        183,958          3,538            706         49,468         42,734
--------------------------------------------------------------------------------------
   (139,003)      (183,958)        (3,538)          (706)       386,200        206,461
 (2,760,298)    (9,388,541)         3,419         (4,975)        80,327        222,194

  9,996,426        213,538        169,019        (19,395)      (129,077)        81,989
--------------------------------------------------------------------------------------

  7,097,125     (9,358,961)       168,900        (25,076)       337,450        510,644
--------------------------------------------------------------------------------------

  3,739,819      7,492,061        121,616         54,267      1,329,104      2,533,053
 (7,571,724)    (3,576,428)       (29,055)       (32,923)    (2,075,985)      (627,373)
      9,348        (17,908)             -              -         (7,653)        55,492
  5,173,107     (4,371,715)       787,108        159,150        487,589     (2,049,104)
--------------------------------------------------------------------------------------

  1,350,550       (473,990)       879,669        180,494       (266,945)       (87,932)
--------------------------------------------------------------------------------------
  8,447,675     (9,832,951)     1,048,569        155,418         70,505        422,712

 26,370,964     36,203,915        192,338         36,920      7,777,651      7,354,939
--------------------------------------------------------------------------------------
$34,818,639    $26,370,964    $ 1,240,907    $   192,338    $ 7,848,156    $ 7,777,651
======================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                  SUB-ACCOUNT
                                                 --------------------------------------------
                                                                                  EMERGING
                                                     DYNAMIC GROWTH TRUST       GROWTH TRUST
                                                 --------------------------------------------
                                                  YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                                  DEC. 31/03     DEC. 31/02     DEC. 31/03**
                                                 --------------------------------------------
Income:
      Dividends                                  $         -    $         -     $      8,360
Expenses:
      Mortality and expense risks, and
         administrative charges                        8,596          3,166              291
                                                 -------------------------------------------
Net investment income (loss) during the year          (8,596)        (3,166)           8,069
Net realized gain (loss) during the year                (197)      (106,789)           1,219
Unrealized appreciation (depreciation) during
     the year                                        469,750        (53,238)           1,140
                                                 -------------------------------------------
Net increase (decrease) in assets
    from operations                                  460,957       (163,193)          10,428
                                                 -------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                         371,454        499,507            4,752
    Transfer on terminations                        (174,319)       (52,528)           5,351
    Transfer on policy loans                          (1,041)             -                -
    Net interfund transfers                        1,105,918        (36,577)         202,849
                                                 -------------------------------------------
Net increase (decrease) in assets
    from principal transactions                    1,302,012        410,402          212,952
                                                 -------------------------------------------
Total increase (decrease) in assets                1,762,969        247,209          223,380

Assets beginning of year                             730,822        483,613                -
                                                 -------------------------------------------
Assets end of year                               $ 2,493,791    $   730,822     $    223,380
                                                 ===========================================

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

See accompanying notes.

                                       SUB-ACCOUNT
----------------------------------------------------------------------------------------
        EMERGING SMALL
        COMPANY TRUST             EQUITY-INCOME TRUST            EQUITY INDEX TRUST
----------------------------------------------------------------------------------------
 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
 DEC. 31/03     DEC. 31/02     DEC. 31/03     DEC. 31/02     DEC. 31/03     DEC. 31/02
----------------------------------------------------------------------------------------

$         -    $          -   $   779,423    $   744,284    $   336,279    $    371,813

    273,350         311,872       120,550        113,406        121,262         189,467
---------------------------------------------------------------------------------------
   (273,350)       (311,872)      658,873        630,878        215,017         182,346
    802,928      (6,176,749)     (625,000)    (2,099,182)    (1,465,131)    (10,424,478)

 14,562,578     (12,427,368)    5,411,380     (1,523,652)     6,639,431       1,544,538
---------------------------------------------------------------------------------------

 15,092,156     (18,915,989)    5,445,253     (2,991,956)     5,389,317      (8,697,594)
---------------------------------------------------------------------------------------

  4,191,176       6,367,471     4,308,031      7,590,330      2,875,947       6,980,060
 (9,511,719)     (5,822,561)   (6,435,587)    (1,311,749)    (6,980,588)     (8,575,281)
    111,566          95,571       (30,575)          (220)        60,198         (77,091)
   (622,011)     (3,121,754)    3,087,048      2,450,937        824,166      (4,243,587)
---------------------------------------------------------------------------------------

 (5,830,988)     (2,481,273)      928,917      8,729,298     (3,220,277)     (5,915,899)
---------------------------------------------------------------------------------------
  9,261,168     (21,397,262)    6,374,170      5,737,342      2,169,040     (14,613,493)

 41,741,461      63,138,723    20,927,060     15,189,718     23,452,969      38,066,462
---------------------------------------------------------------------------------------
$51,002,629    $ 41,741,461   $27,301,230    $20,927,060    $25,622,009    $ 23,452,969
=======================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
         (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                       SUB-ACCOUNT
                                                ---------------------------------------------------------
                                                  FINANCIAL SERVICES TRUST      FUNDAMENTAL VALUE TRUST
                                                ---------------------------------------------------------
                                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                 DEC. 31/03     DEC. 31/02     DEC. 31/03     DEC. 31/02
                                                ---------------------------------------------------------
Income:
      Dividends                                 $       572    $         6    $     1,327    $       260
Expenses:
      Mortality and expense risks, and
         administrative charges                       1,762          1,557          4,461          1,887
                                                --------------------------------------------------------
Net investment income (loss) during the year         (1,190)        (1,551)        (3,134)        (1,627)
Net realized gain (loss) during the year            (16,607)       (20,045)        49,568        (27,777)
Unrealized appreciation (depreciation) during
     the year                                       114,156        (35,457)       192,135        (29,958)
                                                --------------------------------------------------------
Net increase (decrease) in assets
    from operations                                  96,359        (57,053)       238,569        (59,362)
                                                --------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                         79,561        223,441        120,955         61,627
    Transfer on terminations                        (30,566)       (25,047)       (59,219)       (36,387)
    Transfer on policy loans                              -              -              -              -
    Net interfund transfers                         (56,477)        74,733        556,446        107,412
                                                --------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                      (7,482)       273,127        618,182        132,652
                                                --------------------------------------------------------
Total increase (decrease) in assets                  88,877        216,074        856,751         73,290

Assets beginning of year                            313,108         97,034        322,506        249,216
                                                --------------------------------------------------------
Assets end of year                              $   401,985    $   313,108    $ 1,179,257    $   322,506
                                                ========================================================

See accompanying notes.

                                       SUB-ACCOUNT
---------------------------------------------------------------------------------------
 GLOBAL ALLOCATION TRUST           GLOBAL BOND TRUST            GLOBAL EQUITY TRUST
---------------------------------------------------------------------------------------
 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
 DEC. 31/03     DEC. 31/02     DEC. 31/03     DEC. 31/02     DEC. 31/03     DEC. 31/02
---------------------------------------------------------------------------------------

$       149    $         -    $   189,031    $         -    $    38,256    $    38,442

        202            289         25,555         12,136         19,136         21,042
--------------------------------------------------------------------------------------
        (53)          (289)       163,476        (12,136)        19,120         17,400
       (713)        (6,441)       399,426         70,654        (71,996)      (811,261)

      8,658         (2,859)        (7,054)       286,712        799,499        120,925
--------------------------------------------------------------------------------------

      7,892         (9,589)       555,848        345,230        746,623       (672,936)
--------------------------------------------------------------------------------------

      2,138         13,436      1,084,114        807,768        401,570        606,340
     (1,015)          (803)    (1,279,409)      (252,901)    (1,328,917)      (472,610)
          -              -         (6,830)         1,696           (215)        (7,010)
      1,607        (60,375)    (1,487,323)     2,145,214        134,153        572,071
--------------------------------------------------------------------------------------

      2,730        (47,742)    (1,689,448)     2,701,777       (793,409)       698,791
--------------------------------------------------------------------------------------
     10,622        (57,331)    (1,133,600)     3,047,007        (46,786)        25,855

     25,278         82,609      4,596,803      1,549,796      3,166,722      3,140,867
--------------------------------------------------------------------------------------
$    35,900    $    25,278    $ 3,463,203    $ 4,596,803    $ 3,119,936    $ 3,166,722
======================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
         (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                       SUB-ACCOUNT
                                                ---------------------------------------------------------
                                                   GROWTH & INCOME TRUST         HEALTH SCIENCES TRUST
                                                ---------------------------------------------------------
                                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                 DEC. 31/03     DEC. 31/02     DEC. 31/03     DEC. 31/02
                                                ---------------------------------------------------------
Income:
      Dividends                                 $   193,949    $ 1,028,738    $         -    $     2,415
Expenses:
      Mortality and expense risks, and
         administrative charges                     107,660        137,184         11,505          7,061
                                                --------------------------------------------------------
Net investment income (loss) during the year         86,289        891,554        (11,505)        (4,646)
Net realized gain (loss) during the year         (2,026,989)    (7,049,905)       207,104       (182,572)
Unrealized appreciation (depreciation) during
     the year                                     6,243,806       (847,978)       447,695       (132,224)
                                                --------------------------------------------------------
Net increase (decrease) in assets
    from operations                               4,303,106     (7,006,329)       643,294       (319,442)
                                                --------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                      2,633,281      4,512,350        528,036      1,049,495
    Transfer on terminations                     (4,336,102)    (2,329,861)      (622,518)      (106,860)
    Transfer on policy loans                         41,199        (28,242)          (982)          (259)
    Net interfund transfers                      (3,490,042)    (2,815,585)       231,362      1,037,101
                                                --------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                  (5,151,664)      (661,338)       135,898      1,979,477
                                                --------------------------------------------------------
Total increase (decrease) in assets                (848,558)    (7,667,667)       779,192      1,660,035

Assets beginning of year                         19,158,844     26,826,511      1,810,992        150,957
                                                --------------------------------------------------------
Assets end of year                              $18,310,286    $19,158,844    $ 2,590,184    $ 1,810,992
                                                ========================================================

See accompanying notes.

                                       SUB-ACCOUNT
---------------------------------------------------------------------------------------
                                                                INTERNATIONAL INDEX
      HIGH YIELD TRUST            INCOME & VALUE TRUST                TRUST
---------------------------------------------------------------------------------------
 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
 DEC. 31/03     DEC. 31/02     DEC. 31/03     DEC. 31/02     DEC. 31/03     DEC. 31/02
---------------------------------------------------------------------------------------

$   398,871    $   454,868    $   138,418    $   219,396    $    16,517    $     4,466

     46,685         35,273         39,969         62,860          3,874          1,485
--------------------------------------------------------------------------------------
    352,186        419,595         98,449        156,536         12,643          2,981
     48,670     (1,052,040)       226,936     (1,542,364)        33,575        (34,231)

  1,283,048        176,472      1,318,770       (601,218)       179,741        (13,390)
--------------------------------------------------------------------------------------

  1,683,904       (455,973)     1,644,155     (1,987,046)       225,959        (44,640)
--------------------------------------------------------------------------------------

  1,773,559      1,650,874      1,057,600      3,098,473        144,241        137,008
 (1,323,960)      (492,798)    (2,109,506)    (3,509,025)       (23,061)       (15,148)
     (7,894)        12,785         44,380          3,432        (12,972)             -
  1,652,035        517,035       (736,594)        34,669        620,260         46,665
--------------------------------------------------------------------------------------

  2,093,740      1,687,896     (1,744,120)      (372,451)       728,468        168,525
--------------------------------------------------------------------------------------
  3,777,644      1,231,923        (99,965)    (2,359,497)       954,427        123,885

  6,211,875      4,979,952      7,497,869      9,857,366        321,003        197,118
--------------------------------------------------------------------------------------
$ 9,989,519    $ 6,211,875    $ 7,397,904    $ 7,497,869    $ 1,275,430    $   321,003
======================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
         (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                       SUB-ACCOUNT
                                                ---------------------------------------------------------
                                                    INTERNATIONAL SMALL           INTERNATIONAL STOCK
                                                        CAP TRUST                        TRUST
                                                ---------------------------------------------------------
                                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                 DEC. 31/03     DEC. 31/02     DEC. 31/03     DEC. 31/02
                                                ---------------------------------------------------------
Income:
      Dividends                                 $         -    $         -    $    53,315    $    55,435
Expenses:
      Mortality and expense risks, and
         administrative charges                      16,757         18,450         56,500         68,013
                                                --------------------------------------------------------
Net investment income (loss) during the year        (16,757)       (18,450)        (3,185)       (12,578)
Net realized gain (loss) during the year            (45,297)      (722,338)    (1,563,858)    (3,341,684)
Unrealized appreciation (depreciation) during
     the year                                     1,284,540        152,835      4,523,874        166,750
                                                --------------------------------------------------------
Net increase (decrease) in assets
    from operations                               1,222,486       (587,953)     2,956,831     (3,187,512)
                                                --------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                        239,758        541,008      1,231,742      2,898,360
    Transfer on terminations                       (911,199)      (310,511)    (1,761,081)      (832,787)
    Transfer on policy loans                         (2,578)         5,421         25,019          1,836
    Net interfund transfers                         (32,392)       889,216     (1,223,310)      (351,685)
                                                --------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                    (706,411)     1,125,134     (1,727,630)     1,715,724
                                                --------------------------------------------------------
Total increase (decrease) in assets                 516,075        537,181      1,229,201     (1,471,788)

Assets beginning of year                          2,893,046      2,355,865     11,319,824     12,791,612
                                                --------------------------------------------------------
Assets end of year                              $ 3,409,121    $ 2,893,046    $12,549,025    $11,319,824
                                                ========================================================

**** Terminated as an investment option and funds transferred to Science and Technology Trust on May 2, 2003.

See accompanying notes.

                                       SUB-ACCOUNT
-----------------------------------------------------------------------------------------
   INTERNATIONAL VALUE                   INTERNET                 INVESTMENT QUALITY
         TRUST                      TECHNOLOGIES TRUST                BOND TRUST
-----------------------------------------------------------------------------------------
 YEAR ENDED     YEAR ENDED       YEAR ENDED      YEAR ENDED    YEAR ENDED     YEAR ENDED
 DEC. 31/03     DEC. 31/02     DEC. 31/03****    DEC. 31/02    DEC. 31/03     DEC. 31/02
-----------------------------------------------------------------------------------------

$    20,561    $    22,818      $        -      $        -    $ 1,391,377    $ 1,189,894

     16,662         20,104             128             315        162,838        151,595
----------------------------------------------------------------------------------------
      3,899          2,714            (128)           (315)     1,228,539      1,038,299
     17,750       (697,533)          5,519         (51,726)       838,741         72,540

  1,138,503        (14,848)          3,653          25,602       (290,689)       992,983
----------------------------------------------------------------------------------------

  1,160,152       (709,667)          9,044         (26,439)     1,776,591      2,103,822
----------------------------------------------------------------------------------------

    718,723      1,114,602         107,810         118,822      6,198,183      4,364,619
   (855,609)    (1,555,222)         (1,028)         (6,040)    (8,156,887)    (2,663,866)
       (765)           (20)              -           1,049         15,717         10,079
  2,779,470        973,870        (192,829)       (132,171)    (4,115,386)     1,994,557
----------------------------------------------------------------------------------------

  2,641,819        533,230         (86,047)        (18,340)    (6,058,373)     3,705,389
----------------------------------------------------------------------------------------
  3,801,971       (176,437)        (77,003)        (44,779)    (4,281,782)     5,809,211

  1,978,346      2,154,783          77,003         121,782     26,443,146     20,633,935
----------------------------------------------------------------------------------------
$ 5,780,317    $ 1,978,346      $        -      $   77,003    $22,161,364    $26,443,146
========================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
         (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                SUB-ACCOUNT
                                                -------------------------------------------
                                                                                LARGE CAP
                                                  LARGE CAP GROWTH TRUST       VALUE TRUST
                                                -------------------------------------------
                                                 YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                                 DEC. 31/03     DEC. 31/02     DEC. 31/03**
                                                -------------------------------------------
Income:
      Dividends                                 $    18,064    $    23,587    $     24,547
Expenses:
      Mortality and expense risks, and
         administrative charges                      37,618         45,926           1,405
                                                ------------------------------------------
Net investment income (loss) during the year        (19,554)       (22,339)         23,142
Net realized gain (loss) during the year         (1,139,465)    (1,934,884)            395
Unrealized appreciation (depreciation) during
     the year                                     2,498,052         61,333          48,144
                                                ------------------------------------------
Net increase (decrease) in assets
    from operations                               1,339,033     (1,895,890)         71,681
                                                ------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                      1,449,084      2,370,098             390
    Transfer on terminations                     (3,534,941)      (921,243)        (10,124)
    Transfer on policy loans                         27,272           (437)              -
    Net interfund transfers                         220,780        664,560       1,261,000
                                                ------------------------------------------
Net increase (decrease) in assets
    from principal transactions                  (1,837,805)     2,112,978       1,251,266
                                                ------------------------------------------
Total increase (decrease) in assets                (498,772)       217,088       1,322,947

Assets beginning of year                          7,640,972      7,423,884               -
                                                ------------------------------------------
Assets end of year                              $ 7,142,200    $ 7,640,972    $  1,322,947
                                                ==========================================

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

See accompanying notes.

                                       SUB-ACCOUNT
---------------------------------------------------------------------------------------
   LIFESTYLE AGGRESSIVE            LIFESTYLE BALANCED          LIFESTYLE CONSERVATIVE
       1000 TRUST                       640 TRUST                     280 TRUST
---------------------------------------------------------------------------------------
 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
 DEC. 31/03     DEC. 31/02     DEC. 31/03     DEC. 31/02     DEC. 31/03     DEC. 31/02
---------------------------------------------------------------------------------------

$     1,995    $     4,221    $   242,423    $   280,497    $   158,079    $   108,604

      3,580          3,392         63,840         49,187         27,789         21,180
--------------------------------------------------------------------------------------
     (1,585)           829        178,583        231,310        130,290         87,424
    (34,549)       (62,261)       (14,109)      (946,532)        27,293         11,291

    221,495        (63,148)     2,159,197       (227,333)       307,943        (59,576)
--------------------------------------------------------------------------------------

    185,361       (124,580)     2,323,671       (942,555)       465,526         39,139
--------------------------------------------------------------------------------------

    128,629         88,072      2,186,718      3,865,016        954,051      1,034,779
    (46,619)      (150,305)      (678,814)    (1,160,404)      (265,373)      (129,036)
      2,445         31,277          2,666          3,754              -              -
    356,308        (76,511)     2,161,820        (21,995)       472,902     (1,294,598)
--------------------------------------------------------------------------------------

    440,763       (107,467)     3,672,390      2,686,371      1,161,580       (388,855)
--------------------------------------------------------------------------------------
    626,124       (232,047)     5,996,061      1,743,816      1,627,106       (349,716)

    412,158        644,205      7,802,640      6,058,824      3,398,476      3,748,192
--------------------------------------------------------------------------------------
$ 1,038,282    $   412,158    $13,798,701    $ 7,802,640    $ 5,025,582    $ 3,398,476
======================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                    SUB-ACCOUNT
                                                 --------------------------------------------------------------------------------
                                                             LIFESTYLE GROWTH                         LIFESTYLE MODERATE
                                                                820 TRUST                                  460 TRUST
                                                 --------------------------------------------------------------------------------
                                                     YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                     DEC. 31/03           DEC. 31/02           DEC. 31/03           DEC. 31/02
                                                 --------------------------------------------------------------------------------
Income:
      Dividends                                     $    20,359          $    26,053          $    35,860          $    23,371
Expenses:
      Mortality and expense risks, and
         administrative charges                          11,977                8,239                7,817                5,008
                                                 --------------------------------------------------------------------------------
Net investment income (loss) during the year              8,382               17,814               28,043               18,363
Net realized gain (loss) during the year                (96,705)            (220,936)               1,738              (28,444)
Unrealized appreciation (depreciation) during
     the year                                           622,363              (23,337)             189,081              (33,999)
                                                 --------------------------------------------------------------------------------
Net increase (decrease) in assets
    from operations                                     534,040             (226,459)             218,862              (44,080)
                                                 --------------------------------------------------------------------------------
Changes from principal transactions:
    Transfer of net premiums                            452,200              547,960              589,804              276,698
    Transfer on terminations                           (113,989)            (291,399)            (115,931)             (71,999)
    Transfer on policy loans                             40,089               13,567               (1,521)             (13,705)
    Net interfund transfers                             789,189             (186,119)             223,584              (59,576)
                                                 --------------------------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                       1,167,489               84,009              695,936              131,418
                                                 --------------------------------------------------------------------------------
Total increase (decrease) in assets                   1,701,529             (142,450)             914,798               87,338

Assets beginning of year                              1,173,670            1,316,120              904,445              817,107
                                                 --------------------------------------------------------------------------------
Assets end of year                                  $ 2,875,199          $ 1,173,670          $ 1,819,243          $   904,445
                                                 ================================================================================

(#) Terminated as an investment option and funds transferred to Dynamic Growth Trust on May 2, 2003.

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

See accompanying notes.

                                                       SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
    MID CAP                                                                                           MID CAP
  CORE TRUST             MID CAP GROWTH TRUST              MID CAP INDEX TRUST                 OPPORTUNITIES TRUST
---------------------------------------------------------------------------------------------------------------------------
 PERIOD ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED         YEAR ENDED
 DEC. 31/03**       DEC. 31/03#       DEC. 31/02       DEC. 31/03       DEC. 31/02        DEC. 31/03#        DEC. 31/02
---------------------------------------------------------------------------------------------------------------------------
 $         -       $         -       $         -      $         -      $     8,488       $         -        $         -
         170               888             1,793           12,594            8,024               131                416
---------------------------------------------------------------------------------------------------------------------------
        (170)             (888)           (1,793)         (12,594)             464              (131)              (416)
       2,138            16,629           (76,540)          31,790          (40,168)            2,820            (24,724)

       4,404            30,881           (31,829)         654,807         (229,866)            2,954             (3,485)
---------------------------------------------------------------------------------------------------------------------------

       6,372            46,622          (110,162)         674,003         (269,570)            5,643            (28,625)
---------------------------------------------------------------------------------------------------------------------------

       1,648            87,818           288,488          497,096          512,495            19,401             89,702
      (2,022)           (9,500)          (77,570)        (734,782)        (110,075)             (936)           (16,907)
           -                 -                 -          (10,100)               -                 -                  -
      40,345          (469,770)           59,925        1,643,681          474,315           (96,089)            21,866
---------------------------------------------------------------------------------------------------------------------------

      39,971          (391,452)          270,843        1,395,895          876,735           (77,624)            94,661
---------------------------------------------------------------------------------------------------------------------------
      46,343          (344,830)          160,681        2,069,898          607,165           (71,981)            66,036

           -           344,830           184,149        1,659,979        1,052,814            71,981              5,945
---------------------------------------------------------------------------------------------------------------------------
 $    46,343       $         -       $   344,830      $ 3,729,877      $ 1,659,979       $         -        $    71,981
===========================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                             SUB-ACCOUNT
                                                 ------------------------------------------------------------------------
                                                        MID CAP STOCK TRUST                   MID CAP VALUE TRUST
                                                 ------------------------------------------------------------------------
                                                   YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                   DEC. 31/03         DEC. 31/02         DEC. 31/03         DEC. 31/02
                                                 ------------------------------------------------------------------------
Income:
      Dividends                                  $         -         $         -        $    17,250        $         -
Expenses:
      Mortality and expense risks, and
         administrative charges                       14,068               9,437             25,353             13,109
                                                 ------------------------------------------------------------------------
Net investment income (loss) during the year         (14,068)             (9,437)            (8,103)           (13,109)
Net realized gain (loss) during the year             116,139            (251,143)            75,045           (149,405)
Unrealized appreciation (depreciation) during
     the year                                        754,718            (198,793)         1,106,386              8,882
                                                 ------------------------------------------------------------------------
Net increase (decrease) in assets
    from operations                                  856,789            (459,373)         1,173,328           (153,632)
                                                 ------------------------------------------------------------------------
Changes from principal transactions:
    Transfer of net premiums                         389,218             307,634          1,102,546          1,152,185
    Transfer on terminations                        (765,037)            (83,558)          (851,098)          (167,360)
    Transfer on policy loans                             (37)                119            (29,157)           (10,493)
    Net interfund transfers                        3,402,231             758,879            685,344          3,438,225
                                                 ------------------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                    3,026,375             983,074            907,635          4,412,557
                                                 ------------------------------------------------------------------------
Total increase (decrease) in assets                3,883,164             523,701          2,080,963          4,258,925

Assets beginning of year                           1,286,585             762,884          4,392,977            134,052
                                                 ------------------------------------------------------------------------
Assets end of year                               $ 5,169,749         $ 1,286,585        $ 6,473,940        $ 4,392,977
                                                 ========================================================================

** Reflects the year from commencement of operations May 5, 2003 through December 31, 2003.

See accompanying notes.

                                            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
                                              NATURAL
          MONEY MARKET TRUST              RESOURCES TRUST                    OVERSEAS TRUST
------------------------------------------------------------------------------------------------------
  YEAR ENDED            YEAR ENDED          PERIOD ENDED          YEAR ENDED             YEAR ENDED
  DEC. 31/03            DEC. 31/02          DEC. 31/03**          DEC. 31/03             DEC. 31/02
------------------------------------------------------------------------------------------------------
$    240,857           $    478,919        $          -          $     17,518          $     18,535

     228,002                244,823               1,513                22,247                21,169
------------------------------------------------------------------------------------------------------
      12,855                234,096              (1,513)               (4,729)               (2,634)
           -                      -              10,994              (456,686)             (593,630)

           -                      -             197,060             1,925,765              (256,938)
------------------------------------------------------------------------------------------------------

      12,855                234,096             206,541             1,464,350              (853,202)
------------------------------------------------------------------------------------------------------

  20,256,826             22,781,307              16,460               553,899               693,934
 (11,945,035)           (10,895,655)             (4,618)             (824,866)             (419,532)
      14,487                 12,877                   -                (7,849)               (3,037)
 (10,912,070)           (11,488,598)            899,181               137,349             1,218,009
------------------------------------------------------------------------------------------------------

  (2,585,792)               409,931             911,023              (141,467)            1,489,374
------------------------------------------------------------------------------------------------------
  (2,572,937)               644,027           1,117,564             1,322,883               636,172

  41,461,920             40,817,893                   -             3,693,821             3,057,649
------------------------------------------------------------------------------------------------------
$ 38,888,983           $ 41,461,920        $  1,117,564          $  5,016,704          $  3,693,821
======================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                      SUB-ACCOUNT
                                                 ---------------------------------------------------------------------------------
                                                               PACIFIC RIM
                                                          EMERGING MARKETS TRUST                  QUANTITATIVE EQUITY TRUST
                                                 ---------------------------------------------------------------------------------
                                                      YEAR ENDED          YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                      DEC. 31/03          DEC. 31/02           DEC. 31/03           DEC. 31/02
                                                 ---------------------------------------------------------------------------------
Income:
      Dividends                                     $      6,609          $     4,494         $    138,084        $     74,512
Expenses:
      Mortality and expense risks, and
         administrative charges                           21,704               23,632              129,789             162,736
                                                 ---------------------------------------------------------------------------------
Net investment income (loss) during the year             (15,095)             (19,138)               8,295             (88,224)
Net realized gain (loss) during the year                (285,724)            (265,493)          (3,570,094)         (3,576,298)
Unrealized appreciation (depreciation) during
     the year                                          1,533,102             (137,063)           7,685,455          (5,091,616)
                                                 ---------------------------------------------------------------------------------
Net increase (decrease) in assets
    from operations                                    1,232,283             (421,694)           4,123,656          (8,756,138)
                                                 ---------------------------------------------------------------------------------
Changes from principal transactions:
    Transfer of net premiums                             430,123              480,888            1,475,657           2,985,924
    Transfer on terminations                            (898,326)            (289,805)          (4,819,925)         (3,418,966)
    Transfer on policy loans                             (18,354)               9,969              172,419              75,703
    Net interfund transfers                              403,612             (677,715)          (1,362,746)         (2,828,796)
                                                 ---------------------------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                          (82,945)            (476,663)          (4,534,595)         (3,186,135)
                                                 ---------------------------------------------------------------------------------
Total increase (decrease) in assets                    1,149,338             (898,357)            (410,939)        (11,942,273)

Assets beginning of year                               3,100,984            3,999,341           21,189,836          33,132,109
                                                 ---------------------------------------------------------------------------------
Assets end of year                                  $  4,250,322          $ 3,100,984         $ 20,778,897        $ 21,189,836
                                                 =================================================================================

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

++ Fund available in prior year but no activity.

See accompanying notes.

                                                     SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                           REAL ESTATE SECURITIES         REAL RETURN            SCIENCE & TECHNOLOGY
     QUANTITATIVE MID CAP TRUST                    TRUST                  BOND TRUST                     TRUST
----------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED           YEAR ENDED        YEAR ENDED       YEAR ENDED      PERIOD ENDED       YEAR ENDED        YEAR ENDED
 DEC. 31/03          DEC. 31/02++       DEC. 31/03       DEC. 31/02      DEC. 31/03**       DEC. 31/03        DEC. 31/02
----------------------------------------------------------------------------------------------------------------------------
$        -           $        -        $    661,957     $    679,289     $          -     $          -      $          -

       325                   26             131,925          133,904              997          113,576           136,758
----------------------------------------------------------------------------------------------------------------------------
      (325)                 (26)            530,032          545,385             (997)        (113,576)         (136,758)
        68                 (758)            449,817         (121,083)         (74,490)      (4,679,165)      (19,749,962)

    16,509                 (594)          6,210,400         (209,085)           2,601       13,048,189         6,519,479
----------------------------------------------------------------------------------------------------------------------------

    16,252               (1,378)          7,190,249          215,217          (72,886)       8,255,448       (13,367,241)
----------------------------------------------------------------------------------------------------------------------------

    14,374               52,760           2,228,246        3,435,990           54,956        3,182,954         6,795,417
    (1,168)              (1,578)         (6,199,060)      (2,011,866)          (4,703)      (6,903,537)       (2,368,085)
         -                    -              52,040            3,151                -           16,197            39,657
   117,607              (41,665)         (1,275,479)         896,742           99,296        2,750,132        (1,937,102)
----------------------------------------------------------------------------------------------------------------------------

   130,813                9,517          (5,194,253)       2,324,017          149,549         (954,254)        2,529,887
----------------------------------------------------------------------------------------------------------------------------
   147,065                8,139           1,995,996        2,539,234           76,663        7,301,194       (10,837,354)

     8,139                    -          22,348,452       19,809,218                -       18,853,376        29,690,730
----------------------------------------------------------------------------------------------------------------------------
$  155,204           $    8,139        $ 24,344,448     $ 22,348,452     $     76,663     $ 26,154,570      $ 18,853,376
============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                              SUB-ACCOUNT
                                                 ---------------------------------------------------------------
                                                                                                SMALL CAP
                                                        SMALL CAP INDEX TRUST              OPPORTUNITIES TRUST
                                                 ---------------------------------------------------------------
                                                   YEAR ENDED           YEAR ENDED            PERIOD ENDED
                                                   DEC. 31/03           DEC. 31/02            DEC. 31/03**
                                                 ---------------------------------------------------------------
Income:
      Dividends                                   $         -           $    18,236           $         -
Expenses:
      Mortality and expense risks, and
         administrative charges                        11,128                 9,980                   562
                                                 ---------------------------------------------------------------
Net investment income (loss) during the year          (11,128)                8,256                  (562)
Net realized gain (loss) during the year              262,856              (253,157)                2,490
Unrealized appreciation (depreciation) during
     the year                                         530,917              (309,835)               54,113
                                                 ---------------------------------------------------------------
Net increase (decrease) in assets
    from operations                                   782,645              (554,736)               56,041
                                                 ---------------------------------------------------------------
Changes from principal transactions:
    Transfer of net premiums                          280,924               972,195                    38
    Transfer on terminations                         (807,915)              (99,704)               (2,168)
    Transfer on policy loans                          (10,257)                 (321)                    -
    Net interfund transfers                          (171,607)            1,080,755               437,126
                                                 ---------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                      (708,855)            1,952,925               434,996
                                                 ---------------------------------------------------------------
Total increase (decrease) in assets                    73,790             1,398,189               491,037

Assets beginning of year                            2,085,303               687,114                     -
                                                 ---------------------------------------------------------------
Assets end of year                                $ 2,159,093           $ 2,085,303           $   491,037
                                                 ===============================================================

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

See accompanying notes.

                                                 SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
                                                                                            SPECIAL
      SMALL COMPANY BLEND TRUST                      SMALL COMPANY VALUE TRUST            VALUE TRUST
----------------------------------------------------------------------------------------------------------
  YEAR ENDED               YEAR ENDED             YEAR ENDED          YEAR ENDED          PERIOD ENDED
  DEC. 31/03               DEC. 31/02             DEC. 31/03          DEC. 31/02          DEC. 31/03**
----------------------------------------------------------------------------------------------------------
$          -              $      7,812          $     69,143       $      52,194          $          -

      16,798                    24,764                65,205              52,795                   120
----------------------------------------------------------------------------------------------------------
     (16,798)                  (16,952)                3,938                (601)                 (120)
      93,382                  (860,269)            1,063,081            (132,532)                4,496

     864,915                  (358,919)            2,377,283            (583,193)                4,941
----------------------------------------------------------------------------------------------------------
     941,499                (1,236,140)            3,444,302            (716,326)                9,317
----------------------------------------------------------------------------------------------------------

     324,985                   917,119             2,089,466           2,975,248                 3,834
    (910,483)               (1,520,421)           (3,631,767)           (594,996)                 (307)
      (4,508)                   (1,109)              (24,754)             (9,779)                    -
     627,411                 1,015,210             1,620,153           4,603,419               153,192
----------------------------------------------------------------------------------------------------------

      37,405                   410,799                53,098           6,973,892               156,719
----------------------------------------------------------------------------------------------------------
     978,904                  (825,341)            3,497,400           6,257,566               166,036

   2,353,394                 3,178,735            11,607,392           5,349,826                     -
----------------------------------------------------------------------------------------------------------
$  3,332,298              $  2,353,394          $ 15,104,792       $  11,607,392          $    166,036
==========================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                    SUB-ACCOUNT
                                                 -----------------------------------------------------------------------------------
                                                           STRATEGIC BOND TRUST                    STRATEGIC GROWTH TRUST
                                                 -----------------------------------------------------------------------------------
                                                      YEAR ENDED          YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                      DEC. 31/03          DEC. 31/02           DEC. 31/03           DEC. 31/02
                                                 -----------------------------------------------------------------------------------
Income:
      Dividends                                     $   241,276          $   160,273           $        -           $        -
Expenses:
      Mortality and expense risks, and
         administrative charges                          21,353               19,528                6,379                4,415
                                                 -----------------------------------------------------------------------------------
Net investment income (loss) during the year            219,923              140,745               (6,379)              (4,415)
Net realized gain (loss) during the year                240,936               (4,480)              71,825             (176,001)
Unrealized appreciation (depreciation) during
     the year                                            (3,352)             105,514              229,165              (51,148)
                                                 -----------------------------------------------------------------------------------
Net increase (decrease) in assets
    from operations                                     457,507              241,779              294,611             (231,564)
                                                 -----------------------------------------------------------------------------------
Changes from principal transactions:
    Transfer of net premiums                            598,512              770,702              361,182              436,601
    Transfer on terminations                         (2,396,508)            (225,423)            (119,311)             (88,086)
    Transfer on policy loans                             (3,128)              (5,348)              (1,286)                (363)
    Net interfund transfers                             821,989               64,515               15,171               99,216
                                                 -----------------------------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                        (979,135)             604,446              255,756              447,368
                                                 -----------------------------------------------------------------------------------
Total increase (decrease) in assets                    (521,628)             846,225              550,367              215,804

Assets beginning of year                              3,701,587            2,855,362              972,517              756,713
                                                 -----------------------------------------------------------------------------------
Assets end of year                                  $ 3,179,959          $ 3,701,587          $ 1,522,884           $  972,517
                                                 ===================================================================================

**** Terminated as an investment option and funds transferred to Science & Technology Trust on May 2, 2003.

See accompanying notes.

                                                                SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
    STRATEGIC OPPORTUNITIES TRUST                     STRATEGIC  VALUE TRUST                  TELECOMMUNICATIONS TRUST
------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED               YEAR ENDED            YEAR ENDED            YEAR ENDED          YEAR ENDED              YEAR ENDED
 DEC. 31/03               DEC. 31/02            DEC. 31/03            DEC. 31/02        DEC. 31/03****            DEC. 31/02
------------------------------------------------------------------------------------------------------------------------------
$         -              $         -            $       54             $       -           $      -               $       -

     40,333                   61,779                 3,453                   756                 62                     253
------------------------------------------------------------------------------------------------------------------------------
    (40,333)                 (61,779)               (3,399)                 (756)               (62)                   (253)
 (1,585,789)              (3,587,832)              (11,796)               (4,590)            (3,358)                (32,374)

  3,153,829               (1,443,404)              222,087               (31,860)             9,013                  (5,063)
------------------------------------------------------------------------------------------------------------------------------

  1,527,707               (5,093,015)              206,892               (37,206)             5,593                 (37,690)
------------------------------------------------------------------------------------------------------------------------------

    838,526                2,448,706               164,886               171,356              1,087                  91,948
 (2,337,833)              (1,942,198)              (31,000)              (12,320)            (1,412)                 (4,787)
     18,630                  (29,397)                  949                (7,598)                 -                       -
 (1,292,218)               2,017,910             1,722,162                55,798           (101,430)                 20,684
------------------------------------------------------------------------------------------------------------------------------

 (2,772,895)               2,495,021             1,856,997               207,236           (101,755)                107,845
------------------------------------------------------------------------------------------------------------------------------
 (1,245,188)              (2,597,994)            2,063,889               170,030            (96,162)                 70,155

  7,208,068                9,806,062               266,768                96,738             96,162                  26,007
------------------------------------------------------------------------------------------------------------------------------
$ 5,962,880              $ 7,208,068            $2,330,657             $ 266,768           $      -               $  96,162
==============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                      SUB-ACCOUNT
                                                ---------------------------------------------------------------------------------
                                                                                                     TOTAL STOCK MARKET
                                                          TOTAL RETURN TRUST                             INDEX TRUST
                                                ---------------------------------------------------------------------------------
                                                    YEAR ENDED         YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                    DEC. 31/03         DEC. 31/02           DEC. 31/03           DEC. 31/02
                                                ---------------------------------------------------------------------------------
Income:
      Dividends                                  $  2,532,370        $  1,306,870       $           -          $     13,726
Expenses:
      Mortality and expense risks, and
         administrative charges                       201,806             166,163              14,950                20,780
                                                ---------------------------------------------------------------------------------
Net investment income (loss) during the year        2,330,564           1,140,707             (14,950)               (7,054)
Net realized gain (loss) during the year              311,416             886,337             157,008              (648,319)
Unrealized appreciation (depreciation) during
     the year                                        (855,374)            719,028             529,222               (83,988)
                                                ---------------------------------------------------------------------------------
Net increase (decrease) in assets
    from operations                                 1,786,606           2,746,072             671,280              (739,361)
                                                ---------------------------------------------------------------------------------
Changes from principal transactions:
    Transfer of net premiums                       11,370,011           9,107,182             996,099             1,809,789
    Transfer on terminations                       (4,666,022)         (7,198,278)           (611,627)           (2,479,168)
    Transfer on policy loans                          (23,990)             54,941                (108)                    -
    Net interfund transfers                        (6,740,228)         11,451,594           1,266,868              (244,375)
                                                ---------------------------------------------------------------------------------
Net increase (decrease) in assets
    from principal transactions                       (60,229)         13,415,439           1,651,232              (913,754)
                                                ---------------------------------------------------------------------------------
Total increase (decrease) in assets                 1,726,377          16,161,511           2,322,512            (1,653,115)

Assets beginning of year                           36,916,915          20,755,404           1,397,047             3,050,162
                                                ---------------------------------------------------------------------------------
Assets end of year                               $ 38,643,292        $ 36,916,915        $  3,719,559          $  1,397,047
                                                =================================================================================

See accompanying notes.

                                                                  SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
               U.S. GOVERNMENT
              SECURITIES TRUST                          U.S. LARGE CAP TRUST                       UTILITIES TRUST
-----------------------------------------------------------------------------------------------------------------------------
       YEAR ENDED             YEAR ENDED          YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED
       DEC. 31/03             DEC. 31/02          DEC. 31/03           DEC. 31/02          DEC. 31/03          DEC. 31/02
-----------------------------------------------------------------------------------------------------------------------------
$    592,721             $    437,328             $    11,255         $    10,471         $       517          $       2

      82,229                   78,144                  16,490              18,043                 549                 234
-----------------------------------------------------------------------------------------------------------------------------
     510,492                  359,184                  (5,235)             (7,572)                (32)               (232)
      32,960                  287,465                     147            (772,887)             16,180             (16,746)

    (428,860)                 343,462                 909,318            (232,201)             10,622               9,738
-----------------------------------------------------------------------------------------------------------------------------

     114,592                  990,111                 904,230          (1,012,660)             26,770              (7,240)
-----------------------------------------------------------------------------------------------------------------------------

   5,091,881                5,349,850                 508,108           1,093,616              16,960              22,416
  (3,643,704)              (2,853,962)               (741,038)           (330,600)            (10,969)             (2,054)
     (19,060)                  49,573                 (10,980)                981                   -                   -
  (8,718,791)               2,534,710                 464,452            (735,013)             60,075             (34,609)
-----------------------------------------------------------------------------------------------------------------------------

  (7,289,674)               5,080,171                 220,542              28,984              66,066             (14,247)
-----------------------------------------------------------------------------------------------------------------------------
  (7,175,082)               6,070,282               1,124,772            (983,676)             92,836             (21,487)

  16,062,944                9,992,662               2,521,529           3,505,205              28,615              50,102
-----------------------------------------------------------------------------------------------------------------------------
$  8,887,862             $ 16,062,944             $ 3,646,301         $ 2,521,529         $   121,451          $   28,615
=============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                             SUB-ACCOUNT
                                                  ------------------------------------------------------------------
                                                           VALUE TRUST                       500 INDEX TRUST
                                                  ------------------------------      ------------------------------
                                                   YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                   DEC. 31/03        DEC. 31/02        DEC. 31/03        DEC. 31/02
                                                  ------------      ------------      ------------      ------------
Income:
   Dividends                                      $    102,883      $    247,450      $     29,256      $         34
Expenses:
   Mortality and expense risks, and
     administrative charges                             51,322            71,933            13,256             7,760
                                                  ------------      ------------      ------------      ------------
Net investment income (loss) during the year            51,561           175,517            16,000            (7,726)
Net realized gain (loss) during the year              (970,386)         (946,844)          106,471          (253,053)
Unrealized appreciation (depreciation) during
   the year                                          3,645,093        (2,465,738)          846,742          (129,238)
                                                  ------------      ------------      ------------      ------------
Net increase (decrease) in assets
   from operations                                   2,726,268        (3,237,065)          969,213          (390,017)
                                                  ------------      ------------      ------------      ------------

Changes from principal transactions:
   Transfer of net premiums                          1,158,162         2,724,184         1,151,910         1,596,778
   Transfer on terminations                         (3,217,433)       (1,724,731)         (242,686)          412,010
   Transfer on policy loans                             (2,852)           (1,898)          (16,417)            1,641
   Net interfund transfers                           2,658,046          (367,235)          861,391           304,033
                                                  ------------      ------------      ------------      ------------
Net increase (decrease) in assets
   from principal transactions                         595,923           630,320         1,754,198         2,314,462
                                                  ------------      ------------      ------------      ------------
Total increase (decrease) in assets                  3,322,191        (2,606,745)        2,723,411         1,924,445

Assets beginning of year                             9,377,558        11,984,303         2,849,500           925,055
                                                  ------------      ------------      ------------      ------------
Assets end of year                                $ 12,699,749      $  9,377,558      $  5,572,911      $  2,849,500
                                                  ============      ============      ============      ============

See accompanying notes.

             TOTAL
--------------------------------
 YEAR ENDED         YEAR ENDED
 DEC. 31/03         DEC. 31/02
-------------      -------------
$   9,759,041      $   9,045,299

    2,900,219          3,132,278
-------------      -------------
    6,858,822          5,913,021
  (18,418,285)       (91,838,754)

  115,810,369        (14,708,009)
-------------      -------------

  104,250,906       (100,633,742)
-------------      -------------

   99,703,509        139,772,264
 (127,940,183)       (82,492,136)
      495,736            337,863
   (1,135,070)        (1,395,122)
-------------      -------------

  (28,876,008)        56,222,869
-------------      -------------
   75,374,898        (44,410,873)

  486,330,059        530,740,932
-------------      -------------
$ 561,704,957      $ 486,330,059
=============      =============

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                          Notes to Financial Statements

                                December 31, 2003

1. ORGANIZATION

The Manufacturers Life Insurance Company (U.S.A.) Separate Account N (the "Account") is a separate account administered and sponsored by The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA" or the "Company"). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the "Act") and has sixty-seven active investment sub-accounts. Each investment sub-account invests solely in shares of a particular Manufacturers Investment Trust (the "Trust") portfolio. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable universal life insurance contracts (the "Contracts") issued by the Company.

The Account was established by The Manufacturers Life Insurance Company of America ("MLA"), a life insurance company organized in 1983 under Michigan law. Effective January 1, 2002, MLA transferred all of its variable business to ManUSA via an assumption reinsurance agreement and as a result, products originally sold and administered under the name of MLA are now offered and administered under the name of ManUSA. Accordingly and effective January 1, 2002, the Account changed its name to The Manufacturers Life Insurance Company (U.S.A.) Separate Account N from The Manufacturers Life Insurance Company of America Separate Account Four.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. Both the Company and MLA are indirect, wholly owned subsidiaries of Manulife Financial Corporation ("MFC"), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

1. ORGANIZATION (CONTINUED)

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

       PREVIOUS NAME                    NEW NAME                EFFECTIVE DATE
       -------------                    --------                --------------
Capital Opportunities Trust       Strategic Value Trust           May 1, 2003
 Tactical Allocation Trust       Global Allocation Trust          May 1, 2003
 U.S. Large Cap Value Trust       U.S. Large Cap Trust            May 1, 2003
        Growth Trust               All Cap Core Trust          November 25, 2002

Effective May 2, 2003 the following sub-accounts of the Account were terminated as investment options and funds were transferred to existing sub-account funds as follows:

        TERMINATED                   FUNDS TRANSFERRED TO
        ----------                   --------------------
Internet Technologies Trust       Science & Technology Trust
   Mid Cap Growth Trust              Dynamic Growth Trust
Mid Cap Opportunities Trust          Dynamic Growth Trust
 Telecommunications Trust         Science & Technology Trust

The following sub-accounts of the Account were added as investment options for variable universal life insurance contract holders of the Company:

                                                               COMMENCEMENT OF OPERATIONS
                                                                   OF THE SUB-ACCOUNTS
                                                               --------------------------
American Blue Chip Income & Growth Trust                               July 9, 2003
American Growth Trust                                                  July 9, 2003
American Growth-Income Trust                                           July 9, 2003
American International Trust                                           July 9, 2003
Emerging Growth Trust                                                   May 5, 2003
Large Cap Value Trust                                                   May 5, 2003
Mid Cap Core Trust                                                      May 5, 2003
Natural Resources Trust                                                 May 5, 2003
Quantitative All Cap Trust <                                            May 5, 2003
Real Return Bond Trust                                                  May 5, 2003
Small Cap Opportunities Trust                                           May 5, 2003

< Fund available in current year but no activity.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3. MORTALITY AND EXPENSE RISKS CHARGE

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0.40% and 0.65% of the average net value of the Account's assets for the assumption of mortality and expense risks.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

4. CONTRACT CHARGES

The Company deducts certain charges from gross premium before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

5. PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

                                               PURCHASES         SALES
                                              -----------     -----------
SUB-ACCOUNTS:
 Aggressive Growth Trust                      $ 3,522,832     $ 3,923,636
 All Cap Core Trust                             4,077,255       6,665,471
 All Cap Growth Trust                           6,441,375       8,104,113
 All Cap Value Trust                              529,610         258,119
 American Blue Chip Income & Growth Trust         192,802           5,494
 American Growth Trust                          1,412,364          17,464
 American Growth-Income Trust                      45,916           1,248
 American International Trust                     110,470           8,776
 Balanced Trust                                 2,873,126       6,703,743
 Blue Chip Growth Trust                        20,437,166      19,225,618
 Capital Appreciation Trust                       962,079          85,947
 Diversified Bond Trust                         7,696,110       7,576,856
 Dynamic Growth Trust                           2,597,262       1,303,847
 Emerging Growth Trust                            250,849          29,828
 Emerging Small Company Trust                  12,305,527      18,409,865
 Equity-Income Trust                           16,436,574      14,848,785
 Equity Index Trust                            14,349,074      17,354,334
 Financial Services Trust                         138,815         147,487
 Fundamental Value Trust                        1,822,022       1,206,975
 Global Allocation Trust                            6,635           3,958
 Global Bond Trust                              6,497,710       8,023,683
 Global Equity Trust                            3,876,748       4,651,037
 Growth & Income Trust                          9,969,905      15,035,281
 Health Sciences Trust                          2,905,103       2,780,710
 High Yield Trust                               7,526,238       5,080,313
 Income & Value Trust                           5,343,541       6,989,211
 International Index Trust                      1,458,917         717,806
 International Small Cap Trust                  1,668,255       2,391,425
 International Stock Trust                      3,845,756       5,576,571
 International Value Trust                      5,192,624       2,546,907
 Internet Technologies Trust                      119,388         205,562

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

5. PURCHASES AND SALES (CONTINUED)

                                              PURCHASES          SALES
                                             ------------     ------------
SUB-ACCOUNTS:
 Investment Quality Bond Trust               $ 18,721,561     $ 23,551,394
 Large Cap Growth Trust                         4,923,808        6,781,166
 Large Cap Value Trust                          1,285,893           11,484
 Lifestyle Aggressive 1000 Trust                  562,221          123,042
 Lifestyle Balanced 640 Trust                   5,385,048        1,534,074
 Lifestyle Conservative 280 Trust               3,055,003        1,763,134
 Lifestyle Growth 820 Trust                     1,663,756          487,886
 Lifestyle Moderate 460 Trust                   2,145,072        1,421,093
 Mid Cap Core Trust                                75,366           35,565
 Mid Cap Growth Trust                             327,776          720,116
 Mid Cap Index Trust                            3,466,620        2,083,319
 Mid Cap Opportunities Trust                       19,997           97,751
 Mid Cap Stock Trust                            4,803,123        1,790,815
 Mid Cap Value Trust                            4,633,995        3,734,463
 Money Market Trust                            52,553,856       55,126,794
 Natural Resources Trust                          978,491           68,981
 Overseas Trust                                 3,255,537        3,401,733
 Pacific Rim Emerging Markets Trust             3,403,609        3,501,649
 Quantitative Equity Trust                      5,334,540        9,860,840
 Quantitative Mid Cap Trust                       270,409          139,919
 Real Estate Securities Trust                   9,264,476       13,928,696
 Real Return Bond Trust                         1,714,232        1,565,681
 Science & Technology Trust                    16,415,095       17,482,925
 Small Cap Index Trust                          3,149,889        3,869,874
 Small Cap Opportunities Trust                    497,684           63,250
 Small Company Blend Trust                      2,212,544        2,191,937
 Small Company Value Trust                     12,233,526       12,176,490
 Special Value Trust                              309,285          152,686
 Strategic Bond Trust                           7,323,523        8,082,734
 Strategic Growth Trust                           969,501          720,124
 Strategic Opportunities Trust                  4,387,210        7,200,438
 Strategic Value Trust                          1,952,771           99,172
 Telecommunications Trust                          15,345          117,163
 Total Return Trust                            27,551,877       25,281,542
 Total Stock Market Index Trust                 4,040,774        2,404,491
 U.S. Government Securities Trust              14,737,143       21,516,326
 U.S. Large Cap Trust                           2,443,529        2,228,222
 Utilities Trust                                  284,239          218,205
 Value Trust                                    9,526,701        8,879,216
 500 Index Trust                                4,265,498        2,495,300
                                             ------------     ------------
                                             $384,772,571     $406,789,760
                                             ============     ============

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS

The Account is a funding vehicle for a number of variable universal life insurance products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each sub-account that had units outstanding during the period were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum mortality and expense risk charge offered by the Company as contract owners may not have selected all available and applicable contract options as discussed in note 3.

                                                             SUB-ACCOUNT
                                       -----------------------------------------------------------
                                                         AGGRESSIVE GROWTH TRUST
                                       -----------------------------------------------------------
                                         YEAR ENDED           YEAR ENDED            YEAR ENDED
                                         DEC. 31/03           DEC. 31/02            DEC. 31/01
                                       ---------------    ------------------    ------------------
Units, beginning of year                       417,367               388,103               290,154
Units issued                                   321,514               416,070               253,473
Units redeemed                                (351,421)             (386,806)             (155,524)
                                       ---------------    ------------------    ------------------
Units, end of year                             387,460               417,367               388,103
                                       ===============    ==================    ==================

Unit value, end of year                $10.75 - $14.90        $8.07 - $11.16       $10.82 - $14.91

Net assets, end of year                     $4,974,158            $4,062,865            $5,113,597

Investment income ratio(1)                        0.00%                 0.00%                 0.00%
Expense ratio, lowest to highest(2)      0.40% TO 0.65%        0.45% to 0.65%        0.55% to 0.65%
Total return, lowest to highest(3)     33.00% TO 33.34%   (25.45%) to (25.30%)  (26.46%) to (26.39%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                       -----------------------------------------------------------
                                                           ALL CAP CORE TRUST
                                       -----------------------------------------------------------
                                         YEAR ENDED           YEAR ENDED            YEAR ENDED
                                         DEC. 31/03           DEC. 31/02            DEC. 31/01
                                       ---------------    ------------------    ------------------
Units, beginning of year                       632,910               955,887               901,341
Units issued                                   396,838               744,586               586,549
Units redeemed                                (645,665)           (1,067,563)             (532,003)
                                       ---------------    ------------------    ------------------
Units, end of year                             384,083               632,910               955,887
                                       ===============    ==================    ==================

Unit value, end of year                 $7.54 - $13.81        $5.76 - $10.54        $7.75 - $14.12

Net assets, end of year                     $4,650,328            $5,895,402           $12,500,179

Investment income ratio(1)                        0.00%                 0.00%                 0.00%
Expense ratio, lowest to highest(2)      0.40% TO 0.65%        0.45% to 0.65%        0.55% to 0.65%
Total return, lowest to highest(3)     30.71% TO 31.02%   (25.72%) to (25.57%)  (21.88%) to (21.80%)

                                                             SUB-ACCOUNT
                                       -----------------------------------------------------------
                                                         ALL CAP GROWTH TRUST
                                       -----------------------------------------------------------
                                         YEAR ENDED           YEAR ENDED            YEAR ENDED
                                         DEC. 31/03           DEC. 31/02            DEC. 31/01
                                       ---------------    ------------------    ------------------
Units, beginning of year                       602,095               604,579               371,985
Units issued                                   472,429               510,835               493,095
Units redeemed                                (567,433)             (513,319)             (260,501)
                                       ---------------    ------------------    ------------------
Units, end of year                             507,091               602,095               604,579
                                       ===============    ==================    ==================

Unit value, end of year                 $9.38 - $18.16        $7.30 - $14.11        $9.71 - $18.73

Net assets, end of year                     $8,204,194            $7,785,855           $10,184,673

Investment income ratio(1)                        0.00%                 0.00%                 0.00%
Expense ratio, lowest to highest(2)      0.40% TO 0.65%        0.45% to 0.65%        0.45% to 0.65%
Total return, lowest to highest(3)     28.40% TO 28.72%   (24.90%) to (24.75%)  (24.27%) to (24.11%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                       -----------------------------------------------------------
                                                          ALL CAP VALUE TRUST
                                       -----------------------------------------------------------
                                         YEAR ENDED           YEAR ENDED            YEAR ENDED
                                         DEC. 31/03           DEC. 31/02            DEC. 31/01*
                                       ---------------    ------------------    ------------------
Units, beginning of year                        19,759                 1,194                     -
Units issued                                    48,939                83,130                 1,531
Units redeemed                                 (26,620)              (64,565)                 (337)
                                       ---------------    ------------------    ------------------
Units, end of year                              42,078                19,759                 1,194
                                       ===============    ==================    ==================

Unit value, end of year                $12.38 - $12.44         $9.00 - $9.03                $12.56

Net assets, end of year                       $520,935              $177,909               $14,993

Investment income ratio(1)                        0.04%                 0.01%                 0.03%
Expense ratio, lowest to highest(2)      0.45% TO 0.65%        0.45% to 0.65%                 0.65%
Total return, lowest to highest(3)     37.47% TO 37.75%   (28.30%) to (28.16%)                0.46%

                                            SUB-ACCOUNT
                                       ---------------------
                                        AMERICAN BLUE CHIP
                                       INCOME & GROWTH TRUST
                                       ---------------------
                                           PERIOD ENDED
                                            DEC. 31/03+
                                       ---------------------
Units, beginning of year                                   -
Units issued                                          14,889
Units redeemed                                          (392)
                                       ---------------------
Units, end of year                                    14,497
                                       =====================

Unit value, end of year                      $14.17 - $14.18

Net assets, end of year                             $205,368

Investment income ratio(1)                              0.00%
Expense ratio, lowest to highest(2)            0.45% TO 0.65%
Total return, lowest to highest(3)           13.32% TO 13.43%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

+ Reflects the period from commencement of operations July 9, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                            SUB-ACCOUNT
                                       ---------------------
                                       AMERICAN GROWTH TRUST
                                       ---------------------
                                           PERIOD ENDED
                                            DEC. 31/03+
                                       ---------------------
Units, beginning of year                                   -
Units issued                                         107,375
Units redeemed                                        (1,205)
                                       ---------------------
Units, end of year                                   106,170
                                       =====================

Unit value, end of year                      $13.84 - $13.86

Net assets, end of year                           $1,470,676

Investment income ratio(1)                              0.00%
Expense ratio, lowest to highest(2)            0.40% TO 0.65%
Total return, lowest to highest(3)           10.75% TO 10.88%

                                            SUB-ACCOUNT
                                       ---------------------
                                         AMERICAN GROWTH-
                                           INCOME TRUST
                                       ---------------------
                                           PERIOD ENDED
                                            DEC. 31/03+
                                       ---------------------
Units, beginning of year                                   -
Units issued                                           3,561
Units redeemed                                           (87)
                                       ---------------------
Units, end of year                                     3,474
                                       =====================

Unit value, end of year                               $14.10

Net assets, end of year                              $48,990

Investment income ratio(1)                              0.00%
Expense ratio, lowest to highest(2)                     0.65%
Total return, lowest to highest(3)                     12.82%

+ Reflects the period from commencement of operations July 9, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                            SUB-ACCOUNT
                                       ---------------------
                                             AMERICAN
                                        INTERNATIONAL TRUST
                                       ---------------------
                                            PERIOD ENDED
                                             DEC. 31/03+
                                       ---------------------
Units, beginning of year                                   -
Units issued                                           8,484
Units redeemed                                          (625)
                                       ---------------------
Units, end of year                                     7,859
                                       =====================

Unit value, end of year                      $15.14 - $15.15

Net assets, end of year                             $118,979

Investment income ratio(1)                              0.00%
Expense ratio, lowest to highest(2)            0.45% TO 0.65%
Total return, lowest to highest(3)           21.11% TO 21.22%

                                                             SUB-ACCOUNT
                                       -----------------------------------------------------------
                                                            BALANCED TRUST
                                       -----------------------------------------------------------
                                         YEAR ENDED           YEAR ENDED            YEAR ENDED
                                         DEC. 31/03           DEC. 31/02            DEC. 31/01
                                       ---------------    ------------------    ------------------
Units, beginning of year                     1,065,668             1,197,589             1,380,133
Units issued                                   102,294               172,364               171,891
Units redeemed                                (279,566)             (304,285)             (354,435)
                                       ---------------    ------------------    ------------------
Units, end of year                             888,396             1,065,668             1,197,589
                                       ===============    ==================    ==================

Unit value, end of year                 $9.54 - $25.73        $8.39 - $22.60        $9.85 - $26.49

Net assets, end of year                    $22,530,978           $23,887,858           $31,589,231

Investment income ratio(1)                        2.51%                 2.55%                 2.30%
Expense ratio, lowest to highest(2)      0.40% TO 0.65%        0.40% to 0.65%        0.40% to 0.65%
Total return, lowest to highest(3)     13.56% TO 13.84%   (14.92%) to (14.70%)  (10.78%) to (10.55%)

+ Reflects the period from commencement of operations July 9, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                     SUB-ACCOUNT
                                         --------------------------------------------------------------------
                                                                BLUE CHIP GROWTH TRUST
                                         --------------------------------------------------------------------
                                             YEAR ENDED            YEAR ENDED                  YEAR ENDED
                                             DEC. 31/03            DEC. 31/02                  DEC. 31/01
                                         --------------------------------------------------------------------
Units, beginning of year                        1,902,374                 1,996,442                 1,789,836
Units issued                                    1,470,531                 2,117,890                 1,329,733
Units redeemed                                 (1,280,390)               (2,211,958)               (1,123,127)
                                         --------------------------------------------------------------------
Units, end of year                              2,092,515                 1,902,374                 1,996,442
                                         ====================================================================

Unit value, end of year                   $10.25 - $19.26            $7.98 - $14.97           $10.60 - $19.85

Net assets, end of year                       $34,818,639               $26,370,964               $36,203,915

Investment income ratio(1)                           0.04%                     0.00%                     0.00%
Expense ratio, lowest to highest(2)         0.40% TO 0.65%            0.40% to 0.65%            0.40% to 0.65%
Total return, lowest to highest(3)        28.33% TO 28.65%       (24.75%) to (24.56%)      (15.16%) to (14.95%)

                                                                  SUB-ACCOUNT
                                          -------------------------------------------------------------------
                                                              CAPITAL APPRECIATION TRUST
                                          -------------------------------------------------------------------
                                             YEAR ENDED                YEAR ENDED               PERIOD ENDED
                                             DEC. 31/03                DEC. 31/02                DEC. 31/01*
                                          -------------------------------------------------------------------
Units, beginning of year                           25,173                     3,341                         -
Units issued                                      111,005                    67,713                     3,401
Units redeemed                                     (9,898)                  (45,881)                      (60)
                                          -------------------------------------------------------------------
Units, end of year                                126,280                    25,173                     3,341
                                          ===================================================================

Unit value, end of year                     $9.80 - $9.85             $7.62 - $7.64                    $11.05

Net assets, end of year                        $1,240,907                  $192,338                   $36,920

Investment income ratio(1)                           0.00%                     0.00%                     0.00%
Expense ratio, lowest to highest(2)         0.45% TO 0.65%            0.45% to 0.65%                     0.65%
Total return, lowest to highest(3)        28.62% TO 28.88%       (31.07%) to (30.93%)                  (11.60%)

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   SUB-ACCOUNT
                                        -----------------------------------------------------------------
                                                              DIVERSIFIED BOND TRUST
                                        -----------------------------------------------------------------
                                           YEAR ENDED            YEAR ENDED                  YEAR ENDED
                                           DEC. 31/03            DEC. 31/02                  DEC. 31/01
                                        -----------------------------------------------------------------
Units, beginning of year                        489,585               507,459                     264,580
Units issued                                    449,319             1,003,740                     513,683
Units redeemed                                 (463,160)           (1,021,614)                   (270,804)
                                        -----------------------------------------------------------------
Units, end of year                              475,744               489,585                     507,459
                                        =================================================================

Unit value, end of year                 $16.13 - $16.64       $15.51 - $15.95             $14.49 - $14.89

Net assets, end of year                      $7,848,156            $7,777,651                  $7,354,939

Investment income ratio(1)                         5.26%                 3.61%                       3.26%
Expense ratio, lowest to highest(2)       0.40% TO 0.65%        0.45% to 0.65%              0.45% to 0.65%
Total return, lowest to highest(3)        3.93% TO 4.19%        6.90% to 7.12%              6.38% to 6.61%

                                                                   SUB-ACCOUNT
                                        -----------------------------------------------------------------
                                                              DYNAMIC GROWTH TRUST
                                        -----------------------------------------------------------------
                                            YEAR ENDED            YEAR ENDED              YEAR ENDED
                                            DEC. 31/03            DEC. 31/02              DEC. 31/01
                                        -----------------------------------------------------------------
Units, beginning of year                        217,363                  102,477                   34,003
Units issued                                    707,581                  235,862                  352,426
Units redeemed                                 (347,777)                (120,976)                (283,952)
                                        -----------------------------------------------------------------
Units, end of year                              577,167                  217,363                  102,477
                                        =================================================================

Unit value, end of year                   $4.30 - $4.34            $3.36 - $3.37            $4.72 - $4.73

Net assets, end of year                      $2,493,791                 $730,822                 $483,613

Investment income ratio(1)                         0.00%                    0.00%                    0.28%
Expense ratio, lowest to highest(2)       0.40% TO 0.65%           0.45% to 0.65%           0.55% to 0.65%
Total return, lowest to highest(3)      28.17% TO 28.60%      (28.83%) to (28.63%)     (40.63%) to (40.57%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                           SUB-ACCOUNT
                                       ---------------------
                                       EMERGING GROWTH TRUST
                                       ---------------------
                                            PERIOD ENDED
                                            DEC. 31/03**
                                       ---------------------
Units, beginning of year                              -
Units issued                                     15,745
Units redeemed                                   (2,030)
                                        ---------------
Units, end of year                               13,715
                                        ===============

Unit value, end of year                 $16.29 - $16.31

Net assets, end of year                        $223,380

Investment income ratio(1)                         0.00%

Expense ratio, lowest to highest(2)       0.45% TO 0.65%
Total return, lowest to highest(3)      30.28% TO 30.45%

                                                                   SUB-ACCOUNT
                                        -----------------------------------------------------------------
                                                         EMERGING SMALL COMPANY TRUST
                                        -----------------------------------------------------------------
                                             YEAR ENDED         YEAR ENDED                 YEAR ENDED
                                             DEC. 31/03         DEC. 31/02                 DEC. 31/01
                                        -----------------------------------------------------------------
Units, beginning of year                      1,056,757             1,065,694                     840,091
Units issued                                    380,894               544,611                     525,737
Units redeemed                                 (526,288)             (553,548)                   (300,134)
                                        -----------------------------------------------------------------
Units, end of year                              911,363             1,056,757                   1,065,694
                                        =================================================================

Unit value, end of year                 $11.44 - $78.03        $8.23 - $56.84             $11.69 - $79.51

Net assets, end of year                     $51,002,629           $41,741,461                 $63,138,723

Investment income ratio(1)                         0.00%                 0.00%                       0.00%
Expense ratio, lowest to highest(2)       0.40% TO 0.65%        0.40% to 0.65%              0.40% to 0.65%
Total return, lowest to highest(3)      38.83% TO 39.17%   (29.66%) to (29.49%)        (22.75%) to (22.55)

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                      SUB-ACCOUNT
                                       ------------------------------------------------------------------
                                                                  EQUITY-INCOME TRUST
                                       ------------------------------------------------------------------
                                           YEAR ENDED          YEAR ENDED                   YEAR ENDED
                                           DEC. 31/03          DEC. 31/02                   DEC. 31/01
                                       ------------------------------------------------------------------
Units, beginning of year                      1,339,589               840,766                    431,687
Units issued                                  1,036,965             1,689,347                    687,162
Units redeemed                                 (915,911)           (1,190,524)                  (278,083)
                                       -----------------------------------------------------------------
Units, end of year                            1,460,643             1,339,589                    840,766
                                       =================================================================

Unit value, end of year                 $14.54 - $19.85       $11.64 - $15.87            $13.50 - $18.38

Net assets, end of year                     $27,301,230           $20,927,060                $15,189,718

Investment income ratio(1)                         1.44%                 1.22%                      1.42%
Expense ratio, lowest to highest(2)       0.40% TO 0.65%        0.40% to 0.65%             0.40% to 0.65%
Total return, lowest to highest(3)      24.76% TO 25.07%   (13.84)% to (13.63%)            0.63% to 0.89%

                                                                   SUB-ACCOUNT
                                        -----------------------------------------------------------------
                                                               EQUITY INDEX TRUST
                                        -----------------------------------------------------------------
                                           YEAR ENDED           YEAR ENDED                 YEAR ENDED
                                           DEC. 31/03           DEC. 31/02                 DEC. 31/01
                                        -----------------------------------------------------------------
Units, beginning of year                      1,769,922             2,189,228                  1,984,054
Units issued                                    954,968             2,193,979                  1,366,361
Units redeemed                               (1,178,897)           (2,613,285)                (1,161,187)
                                        ----------------------------------------------------------------
Units, end of year                            1,545,993             1,769,922                  2,189,228
                                        ================================================================

Unit value, end of year                 $10.04 - $18.06        $7.87 - $14.13            $10.18 - $18.26

Net assets, end of year                     $25,622,009           $23,452,969                $38,066,462

Investment income ratio(1)                         1.52%                 1.16%                      1.00%
Expense ratio, lowest to highest(2)       0.40% TO 0.65%        0.40% to 0.65%             0.40% to 0.65%
Total return, lowest to highest(3)      27.46% TO 27.78%   (22.81%) to (22.61%)       (12.83%) to (12.61%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                    SUB-ACCOUNT
                                        --------------------------------------------------------------
                                                           FINANCIAL SERVICES TRUST
                                        --------------------------------------------------------------
                                           YEAR ENDED          YEAR ENDED                 PERIOD ENDED
                                           DEC. 31/03          DEC. 31/02                 DEC. 31/01*
                                        --------------------------------------------------------------
Units, beginning of year                         33,067                 8,377                      -
Units issued                                     13,233                42,607                  8,668
Units redeemed                                  (14,352)              (17,917)                  (291)
                                        ------------------------------------------------------------
Units, end of year                               31,948                33,067                  8,377
                                        ============================================================

Unit value, end of year                 $12.54 - $12.61         $9.45 - $9.48                 $11.58

Net assets, end of year                        $401,985              $313,108                $97,034

Investment income ratio(1)                         0.17%                 0.00%                  0.05%
Expense ratio, lowest to highest(2)       0.45% TO 0.65%        0.45% to 0.65%                  0.65%
Total return, lowest to highest(3)      32.71% TO 32.98%   (18.41%) to (18.25%)                (7.34%)

                                                                   SUB-ACCOUNT
                                        -------------------------------------------------------------
                                                            FUNDAMENTAL VALUE TRUST
                                        -------------------------------------------------------------
                                             YEAR ENDED         YEAR ENDED               PERIOD ENDED
                                             DEC. 31/03         DEC. 31/02               DEC. 31/01*
                                        -------------------------------------------------------------
Units, beginning of year                         33,158                21,338                      -
Units issued                                    173,788                35,752                 22,014
Units redeemed                                 (113,081)              (23,932)                  (676)
                                        ------------------------------------------------------------
Units, end of year                               93,865                33,158                 21,338
                                        ============================================================

Unit value, end of year                 $12.54 - $12.61         $9.72 - $9.75                 $11.68

Net assets, end of year                      $1,179,257              $322,506               $249,216

Investment income ratio(1)                         0.18%                 0.09%                  0.00%
Expense ratio, lowest to highest(2)       0.45% TO 0.65%        0.45% to 0.65%                  0.65%
Total return, lowest to highest(3)      28.99% TO 29.25%   (16.75%) to (16.58%)                (6.57%)

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                      SUB-ACCOUNT
                                             -------------------------------------------------------
                                                               GLOBAL ALLOCATION TRUST
                                             -------------------------------------------------------
                                             YEAR ENDED          YEAR ENDED               YEAR ENDED
                                             DEC. 31/03          DEC. 31/02               DEC. 31/01
                                             -------------------------------------------------------
Units, beginning of year                          3,195                  7,967                   -
Units issued                                        844                 23,360              18,137
Units redeemed                                     (426)               (28,132)            (10,170)
                                             -----------------------------------------------------
Units, end of year                                3,613                  3,195               7,967
                                             =====================================================

Unit value, end of year                           $9.94          $7.91 - $7.94              $10.37

Net assets, end of year                         $35,900                $25,278             $82,609

Investment income ratio(1)                         0.48%                  0.00%               0.26%
Expense ratio, lowest to highest(2)                0.65%         0.45% to 0.65%               0.65%
Total return, lowest to highest(3)                25.61%    (23.70%) to (23.55%)            (13.95%)

                                                                      SUB-ACCOUNT
                                        -----------------------------------------------------------------
                                                                   GLOBAL BOND TRUST
                                        -----------------------------------------------------------------
                                            YEAR ENDED               YEAR ENDED            YEAR ENDED
                                            DEC. 31/03               DEC. 31/02            DEC. 31/01
                                        -----------------------------------------------------------------
Units, beginning of year                        297,639                   118,128                 30,310
Units issued                                    389,164                   348,049                113,867
Units redeemed                                 (490,144)                 (168,538)               (26,049)
                                        ---------------------------------------------------------------
Units, end of year                              196,659                   297,639                118,128
                                        ================================================================

Unit value, end of year                 $17.06 - $18.14           $14.87 - $15.77        $12.45 - $13.16

Net assets, end of year                      $3,463,203                $4,596,803             $1,549,796

Investment income ratio(1)                         4.35%                     0.00%                  0.00%
Expense ratio, lowest to highest(2)       0.40% TO 0.65%            0.45% to 0.65%         0.55% to 0.65%
Total return, lowest to highest(3)      14.65% TO 14.94%          19.35% to 19.59%      (0.12%) to (0.03%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                     SUB-ACCOUNT
                                        ------------------------------------------------------------------
                                                                GLOBAL EQUITY TRUST
                                        -------------------------------------------------------------------
                                           YEAR ENDED             YEAR ENDED                 YEAR ENDED
                                           DEC. 31/03             DEC. 31/02                 DEC. 31/01
                                        -------------------------------------------------------------------
Units, beginning of year                        272,877                  206,811                    192,970
Units issued                                    315,226                  360,226                    133,113
Units redeemed                                 (367,394)                (294,160)                  (119,272)
                                        -------------------------------------------------------------------
Units, end of year                              220,709                  272,877                    206,811
                                        ===================================================================

Unit value, end of year                 $12.02 - $15.89           $9.48 - $12.52            $11.79 - $15.50

Net assets, end of year                      $3,119,936               $3,166,722                 $3,140,867

Investment income ratio(1)                         1.19%                    1.15%                      2.22%
Expense ratio, lowest to highest(2)       0.40% TO 0.65%           0.45% to 0.65%             0.55% to 0.65%
Total return, lowest to highest(3)      26.63% TO 26.95%      (19.63%) to (19.47%)        (16.63) to (16.55%)

                                                                     SUB-ACCOUNT
                                        -------------------------------------------------------------------
                                                                GROWTH & INCOME TRUST
                                        -------------------------------------------------------------------
                                           YEAR ENDED             YEAR ENDED                 YEAR ENDED
                                           DEC. 31/03             DEC. 31/02                 DEC. 31/01
                                        -------------------------------------------------------------------
Units, beginning of year                      1,592,866                1,605,126                  1,309,646
Units issued                                    695,451                1,400,088                    974,279
Units redeemed                               (1,137,088)              (1,412,348)                  (678,799)
                                        -------------------------------------------------------------------
Units, end of year                            1,151,229                1,592,866                  1,605,126
                                        ===================================================================

Unit value, end of year                  $9.89 - $17.73           $7.86 - $14.06            $10.44 - $18.66

Net assets, end of year                     $18,310,286              $19,158,844                $26,826,511

Investment income ratio(1)                         1.02%                    0.63%                      0.41%
Expense ratio, lowest to highest(2)       0.40% TO 0.65%           0.40% to 0.65%             0.40% to 0.65%
Total return, lowest to highest(3)      25.77% TO 26.09%      (24.82%) to (24.63%)       (11.85%) to (11.63%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                              Separate Account Four

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                     SUB-ACCOUNT
                                        -----------------------------------------------------------------
                                                                  HEALTH SCIENCES TRUST
                                        -----------------------------------------------------------------
                                            YEAR ENDED             YEAR ENDED               PERIOD ENDED
                                            DEC. 31/03             DEC. 31/02               DEC. 31/01*
                                        -----------------------------------------------------------------
Units, beginning of year                        185,557                    11,197                     -
Units issued                                    257,208                   260,559                15,145
Units redeemed                                 (247,023)                  (86,199)               (3,948)
                                        ---------------------------------------------------------------
Units, end of year                              195,742                   185,557                11,197
                                        ===============================================================

Unit value, end of year                 $13.19 - $13.28             $9.75 - $9.78                $13.48

Net assets, end of year                      $2,590,184                $1,810,992              $150,957

Investment income ratio(1)                         0.00%                     0.00%                 0.00%
Expense ratio, lowest to highest(2)       0.40% TO 0.65%            0.45% to 0.65%                 0.65%
Total return, lowest to highest(3)      35.33% TO 35.68%       (27.71%) to (27.57%)               (7.85%)

                                                                   SUB-ACCOUNT
                                        -----------------------------------------------------------------
                                                                 HIGH YIELD TRUST
                                        -----------------------------------------------------------------
                                           YEAR ENDED                 YEAR ENDED                YEAR ENDED
                                           DEC. 31/03                 DEC. 31/02                DEC. 31/01
                                        -----------------------------------------------------------------
Units, beginning of year                        536,644                   395,816                  298,325
Units issued                                    565,735                   687,272                  403,067
Units redeemed                                 (402,418)                 (546,444)                (305,576)
                                        ------------------------------------------------------------------
Units, end of year                              699,961                   536,644                  395,816
                                        ==================================================================

Unit value, end of year                 $12.40 - $14.80           $10.02 - $11.94          $10.82 - $12.87

Net assets, end of year                      $9,989,519                $6,211,875               $4,979,952

Investment income ratio(1)                         4.84%                     7.65%                    8.80%
Expense ratio, lowest to highest(2)       0.40% TO 0.65%            0.40% to 0.65%           0.40% to 0.65%
Total return, lowest to highest(3)      23.65% TO 23.94%        (7.48%) to (7.23%)       (6.09%) to (5.85%)

* Reflects the period of commencement of operations from May 2, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                      SUB-ACCOUNT
                                        -----------------------------------------------------------------
                                                                  INCOME & VALUE TRUST
                                        -----------------------------------------------------------------
                                            YEAR ENDED              YEAR ENDED               YEAR ENDED
                                            DEC. 31/03              DEC. 31/02               DEC. 31/01
                                        -----------------------------------------------------------------
Units, beginning of year                        605,848                    649,395                 399,769
Units issued                                    357,985                    747,671                 426,269
Units redeemed                                 (497,842)                  (791,218)               (176,643)
                                        ------------------------------------------------------------------
Units, end of year                              465,991                    605,848                 649,395
                                        ==================================================================

Unit value, end of year                 $13.95 - $16.73            $11.09 - $13.28         $13.27 - $15.86

Net assets, end of year                      $7,397,904                 $7,497,869              $9,857,366

Investment income ratio(1)                         1.90%                      2.11%                   2.36%
Expense ratio, lowest to highest(2)       0.40% TO 0.65%             0.40% to 0.65%          0.40% to 0.65%
Total return, lowest to highest(3)      25.66% TO 25.98%       (16.48%) to (16.27%)          0.33% to 0.58%

                                                                     SUB-ACCOUNT
                                         ----------------------------------------------------------------
                                                               INTERNATIONAL INDEX TRUST
                                         ----------------------------------------------------------------
                                            YEAR ENDED                YEAR ENDED              YEAR ENDED
                                            DEC. 31/03                DEC. 31/02              DEC. 31/01
                                         ----------------------------------------------------------------
Units, beginning of year                         45,074                      22,786               3,964
Units issued                                    180,935                      40,213              74,324
Units redeemed                                  (89,925)                    (17,925)            (55,502)
                                         --------------------------------------------------------------
Units, end of year                              136,084                      45,074              22,786
                                         ==============================================================
Unit value, end of year                   $9.35 - $9.42               $7.12 - $7.15               $8.65

Net assets, end of year                      $1,275,430                    $321,003            $197,118

Investment income ratio(1)                         2.67%                       1.93%               1.22%
Expense ratio, lowest to highest(2)       0.40% TO 0.65%              0.45% to 0.65%               0.65%
Total return, lowest to highest(3)       31.34% TO 31.68%       (17.69%) to (17.51%)            (22.91%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                  SUB-ACCOUNT
                                        ---------------------------------------------------------------
                                                        INTERNATIONAL SMALL CAP TRUST
                                        ---------------------------------------------------------------
                                          YEAR ENDED           YEAR ENDED               YEAR ENDED
                                          DEC. 31/03           DEC. 31/02               DEC. 31/01
                                        ---------------------------------------------------------------
Units, beginning of year                        345,552                215,989                241,469
Units issued                                    143,552                344,659                183,007
Units redeemed                                 (228,008)              (215,096)              (208,487)
                                        -------------------------------------------------------------
Units, end of year                              261,096                345,552                215,989
                                        =============================================================

Unit value, end of year                  $9.86 - $15.86         $6.40 - $10.28         $7.73 - $12.36

Net assets, end of year                      $3,409,121             $2,893,046             $2,355,865

Investment income ratio(1)                         0.00%                  0.00%                  0.00%
Expense ratio, lowest to highest(2)       0.40% to 0.65%         0.45% to 0.65%         0.55% to 0.65%
Total return, lowest to highest(3)      53.94% to 54.34%    (17.27%) to (17.10%)   (31.55%) to (31.48%)

                                                                 SUB-ACCOUNT
                                      -----------------------------------------------------------------
                                                          INTERNATIONAL STOCK TRUST
                                      -----------------------------------------------------------------
                                          YEAR ENDED            YEAR ENDED            YEAR ENDED
                                          DEC. 31/03            DEC. 31/02            DEC. 31/01
                                      -----------------------------------------------------------------
Units, beginning of year                      1,306,287              1,135,448              1,217,912
Units issued                                    431,223              1,749,658                987,073
Units redeemed                                 (631,146)            (1,578,819)            (1,069,537)
                                      ---------------------------------------------------------------
Units, end of year                            1,106,364              1,306,287              1,135,448
                                      ===============================================================

Unit value, end of year                  $9.30 - $11.47          $7.18 - $8.84         $9.22 - $11.33

Net assets, end of year                     $12,549,025            $11,319,824            $12,791,612

Investment income ratio(1)                         0.49%                  0.45%                  0.21%
Expense ratio, lowest to highest(2)       0.40% to 0.65%         0.40% to 0.65%         0.40% to 0.65%
Total return, lowest to highest(3)      29.43% to 29.75%    (22.19%) to (22.00%)   (22.05%) to (21.85%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  SUB-ACCOUNT
                                        ---------------------------------------------------------------
                                                           INTERNATIONAL VALUE TRUST
                                        ---------------------------------------------------------------
                                           YEAR ENDED           YEAR ENDED              YEAR ENDED
                                           DEC. 31/03           DEC. 31/02              DEC. 31/01
                                        ---------------------------------------------------------------
Units, beginning of year                        225,236                200,221                153,410
Units issued                                    488,195                349,940                124,451
Units redeemed                                 (261,901)              (324,925)               (77,640)
                                        -------------------------------------------------------------
Units, end of year                              451,530                225,236                200,221
                                        =============================================================

Unit value, end of year                 $12.62 - $13.09          $8.77 - $9.09        $10.74 - $11.12

Net assets, end of year                      $5,780,317             $1,978,346             $2,154,783

Investment income ratio(1)                         0.67%                  0.71%                  1.05%
Expense ratio, lowest to highest(2)       0.40% to 0.65%         0.40% to 0.65%         0.40% to 0.65%
Total return, lowest to highest(3)      43.91% to 44.28%    (18.38%) to (18.16%)   (10.56%) to (10.33%)

                                                                   SUB-ACCOUNT
                                        ---------------------------------------------------------------
                                                           INTERNET TECHNOLOGIES TRUST
                                        ---------------------------------------------------------------
                                          PERIOD ENDED          YEAR ENDED             YEAR ENDED
                                          MAY 2/03****          DEC. 31/02             DEC. 31/01
                                        ---------------------------------------------------------------
Units, beginning of year                         32,906                 32,484                 18,868
Units issued                                     50,774                 78,577                 32,185
Units redeemed                                  (83,680)               (78,155)               (18,569)
                                        -------------------------------------------------------------
Units, end of year                                    -                 32,906                 32,484
                                        =============================================================

Unit value, end of year                             $ -          $2.34 - $2.35          $3.75 - $3.76

Net assets, end of year                             $ -                $77,003               $121,782

Investment income ratio(1)                         0.00%                  0.00%                  0.00%
Expense ratio, lowest to highest(2)       0.45% to 0.65%         0.45% to 0.65%         0.55% to 0.65%
Total return, lowest to highest(3)      23.26% to 23.34%    (37.60%) to (37.46%)   (46.45%) to (46.38%)

**** Terminated as an investment option and funds transferred to Science & Technology Trust May 2, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 SUB-ACCOUNT
                                        ------------------------------------------------------------
                                                        INVESTMENT QUALITY BOND TRUST
                                        ------------------------------------------------------------
                                           YEAR ENDED           YEAR ENDED             YEAR ENDED
                                           DEC. 31/03           DEC. 31/02             DEC. 31/01
                                        ------------------------------------------------------------
Units, beginning of year                      1,475,664             1,255,012             1,052,039
Units issued                                    984,315               631,277               706,642
Units redeemed                               (1,300,199)             (410,625)             (503,669)
                                        -----------------------------------------------------------
Units, end of year                            1,159,780             1,475,664             1,255,012
                                        ===========================================================

Unit value, end of year                 $16.79 - $19.39       $15.73 - $18.14       $14.38 - $16.56

Net assets, end of year                     $22,161,364           $26,443,146           $20,633,935

Investment income ratio(1)                         5.40%                 5.06%                 5.69%
Expense ratio, lowest to
  highest(2)                              0.40% to 0.65%        0.40% to 0.65%        0.40% to 0.65%
Total return, lowest to highest(3)        6.63% to 6.89%        9.22% to 9.50%        6.63% to 6.90%

                                                                 SUB-ACCOUNT
                                        ---------------------------------------------------------------
                                                           LARGE CAP GROWTH TRUST
                                        ---------------------------------------------------------------
                                           YEAR ENDED            YEAR ENDED             YEAR ENDED
                                           DEC. 31/03            DEC. 31/02             DEC. 31/01
                                        ---------------------------------------------------------------
Units, beginning of year                        797,344                583,261                457,838
Units issued                                    486,197                655,691                435,680
Units redeemed                                 (661,605)              (441,608)              (310,257)
                                        -------------------------------------------------------------
Units, end of year                              621,936                797,344                583,261
                                        =============================================================

Unit value, end of year                  $8.99 - $12.67         $7.21 - $10.15         $9.39 - $13.17

Net assets, end of year                      $7,142,200             $7,640,972             $7,423,884

Investment income ratio(1)                         0.28%                  0.32%                  0.00%
Expense ratio, lowest to
highest(2)                                0.40% to 0.65%         0.40% to 0.65%         0.40% to 0.65%
Total return, lowest to highest(3)      24.51% to 24.82%    (23.33%) to (23.14%)   (18.35%) to (18.14%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                           SUB-ACCOUNT
                                     ----------------------
                                      LARGE CAP VALUE TRUST
                                     ----------------------
                                          PERIOD ENDED
                                          DEC. 31/03**
                                     ----------------------
Units, beginning of year                              -
Units issued                                     83,839
Units redeemed                                     (648)
                                        ---------------
Units, end of year                               83,191
                                        ===============

Unit value, end of year                 $15.89 - $15.91

Net assets, end of year                      $1,322,947

Investment income ratio(1)                         0.00%
Expense ratio, lowest to
  highest(2)                              0.40% to 0.65%
Total return, lowest to highest(3)      27.11% to 27.32%

                                                           SUB-ACCOUNT
                                       -----------------------------------------------------
                                                 LIFESTYLE AGGRESSIVE 1000 TRUST
                                       -----------------------------------------------------
                                         YEAR ENDED            YEAR ENDED         YEAR ENDED
                                         DEC. 31/03            DEC. 31/02         DEC. 31/01
                                       -----------------------------------------------------
Units, beginning of year                        38,262                 47,093         42,247
Units issued                                    46,257                 10,408         30,690
Units redeemed                                 (10,761)               (19,239)       (25,844)
                                       -----------------------------------------------------
Units, end of year                              73,758                 38,262         47,093
                                       =====================================================

Unit value, end of year                $11.53 - $14.53         $8.60 - $10.82         $13.68

Net assets, end of year                     $1,038,282               $412,158       $644,205

Investment income ratio(1)                        0.35%                  0.81%          4.05%
Expense ratio, lowest to
highest(2)                               0.45% to 0.65%         0.45% to 0.65%          0.65%
Total return, lowest to highest(3)     34.04% to 34.31%    (21.23%) to (21.06%)       (14.23%)

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              SUB-ACCOUNT
                                       -----------------------------------------------------------
                                                     LIFESTYLE BALANCED 640 TRUST
                                       -----------------------------------------------------------
                                          YEAR ENDED             YEAR ENDED          YEAR ENDED
                                          DEC. 31/03             DEC. 31/02          DEC. 31/01
                                       -----------------------------------------------------------
Units, beginning of year                        549,847               385,225              231,860
Units issued                                    354,757               502,066              269,321
Units redeemed                                  (99,536)             (337,444)            (115,956)
                                       -----------------------------------------------------------
Units, end of year                              805,068               549,847              385,225
                                       ===========================================================

Unit value, end of year                 $13.84 - $17.62       $11.22 - $14.27      $12.53 - $15.90

Net assets, end of year                     $13,798,701            $7,802,640           $6,058,824

Investment income ratio(1)                         2.30%                 3.49%                4.97%
Expense ratio, lowest to highest(2)       0.40% to 0.65%        0.40% to 0.65%       0.45% to 0.65%
Total return, lowest to highest(3)      23.17% to 23.48%   (10.53%) to (10.32%)   (5.40%) to (5.21%)

                                                                 SUB-ACCOUNT
                                       -----------------------------------------------------------
                                                     LIFESTYLE CONSERVATIVE 280 TRUST
                                       -----------------------------------------------------------
                                          YEAR ENDED           YEAR ENDED            YEAR ENDED
                                          DEC. 31/03           DEC. 31/02            DEC. 31/01
                                       -----------------------------------------------------------
Units, beginning of year                       198,190               220,989               17,741
Units issued                                   176,092               177,049              223,911
Units redeemed                                (105,295)             (199,848)             (20,663)
                                       ----------------------------------------------------------
Units, end of year                             268,987               198,190              220,989
                                       ==========================================================

Unit value, end of year                $15.50 - $19.16       $13.97 - $17.22      $13.81 - $16.98

Net assets, end of year                     $5,025,582            $3,398,476           $3,748,192

Investment income ratio(1)                        3.54%                 3.26%                1.32%
Expense ratio, lowest to highest(2)      0.40% to 0.65%        0.45% to 0.65%       0.55% to 0.65%
Total return, lowest to highest(3)     10.83% to 11.10%        1.06% to 1.26%       2.56% to 2.66%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                            Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               SUB-ACCOUNT
                                       -----------------------------------------------------------
                                                       LIFESTYLE GROWTH 820 TRUST
                                       -----------------------------------------------------------
                                          YEAR ENDED            YEAR ENDED           YEAR ENDED
                                          DEC. 31/03            DEC. 31/02           DEC. 31/01
                                       -----------------------------------------------------------
Units, beginning of year                        93,184                 87,349               91,321
Units issued                                   120,911                 76,636               52,084
Units redeemed                                 (35,271)               (70,801)             (56,056)
                                       -----------------------------------------------------------
Units, end of year                             178,824                 93,184               87,349
                                       ===========================================================

Unit value, end of year                $12.53 - $16.33         $9.73 - $12.66      $11.62 - $15.11

Net assets, end of year                     $2,875,199             $1,173,670           $1,316,120

Investment income ratio(1)                        1.02%                  2.04%                5.20%
Expense ratio, lowest to highest(2)      0.45% to 0.65%         0.45% to 0.65%       0.45% to 0.65%
Total return, lowest to highest(3)     28.70% to 28.97%    (16.39%) to (16.22%)   (9.63%) to (9.44%)

                                                               SUB-ACCOUNT
                                       -----------------------------------------------------------
                                                      LIFESTYLE MODERATE 460 TRUST
                                       -----------------------------------------------------------
                                           YEAR ENDED           YEAR ENDED                YEAR ENDED
                                           DEC. 31/03           DEC. 31/02                DEC. 31/01
                                       -----------------------------------------------------------
Units, beginning of year                        58,209                53,694                19,785
Units issued                                   136,503                41,924                90,551
Units redeemed                                 (89,450)              (37,409)              (56,642)
                                       -----------------------------------------------------------
Units, end of year                             105,262                58,209                53,694
                                       ===========================================================

Unit value, end of year                $14.51 - $18.45       $12.39 - $15.71       $12.98 - $16.41

Net assets, end of year                     $1,819,243              $904,445              $817,107

Investment income ratio(1)                        2.75%                 2.98%                 6.33%
Expense ratio, lowest to highest(2)      0.40% to 0.65%        0.45% to 0.65%        0.55% to 0.65%
Total return, lowest to highest(3)     17.06% to 17.35%     (4.66%) to (4.47%)    (1.74%) to (1.63%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                          SUB-ACCOUNT
                                      -------------------
                                       MID CAP CORE TRUST
                                      -------------------
                                          PERIOD ENDED
                                          DEC. 31/03**
                                      -------------------
Units, beginning of year                              -
Units issued                                      5,520
Units redeemed                                   (2,482)
                                        ---------------
Units, end of year                                3,038
                                        ===============

Unit value, end of year                 $15.26 - $15.27

Net assets, end of year                         $46,343

Investment income ratio(1)                         0.00%
Expense ratio, lowest to highest(2)       0.45% to 0.65%
Total return, lowest to highest(3)      22.04% to 22.19%

                                                           SUB-ACCOUNT
                                      ----------------------------------------------------
                                                      MID CAP GROWTH TRUST
                                      ----------------------------------------------------
                                       PERIOD ENDED        YEAR ENDED         PERIOD ENDED
                                        MAY 2/03(#)        DEC. 31/02         DEC. 31/01*
                                      ----------------------------------------------------
Units, beginning of year                     47,721                17,665              -
Units issued                                 45,259                70,688         18,040
Units redeemed                              (92,980)              (40,632)          (375)
                                      --------------------------------------------------
Units, end of year                                -                47,721         17,665
                                      ==================================================

Unit value, end of year                         $ -         $7.21 - $7.24         $10.42

Net assets, end of year                         $ -              $344,830       $184,149

Investment income ratio(1)                     0.00%                 0.00%          0.00%
Expense ratio, lowest to highest(2)   0.45% to 0.65%        0.45% to 0.65%          0.65%
Total return, lowest to highest(3)    8.41% to 8.48%   (30.83%) to (30.69%)       (16.61%)

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

(#) Terminated as an investment option and funds transferred to Dynamic Growth
    Trust May 2, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               SUB-ACCOUNT
                                      ------------------------------------------------------------
                                                           MID CAP INDEX TRUST
                                      ------------------------------------------------------------
                                        YEAR ENDED            YEAR ENDED             YEAR ENDED
                                        DEC. 31/03            DEC. 31/02             DEC. 31/01
                                      ------------------------------------------------------------
Units, beginning of year                      151,140                 80,845                18,407
Units issued                                  275,299                140,757                94,158
Units redeemed                               (173,023)               (70,462)              (31,720)
                                      ------------------------------------------------------------
Units, end of year                            253,416                151,140                80,845
                                      ============================================================

Unit value, end of year               $14.67 - $14.78        $10.97 - $11.02       $13.02 - $13.04

Net assets, end of year                    $3,729,877             $1,659,979            $1,052,814

Investment income ratio(1)                       0.00%                  0.67%                 1.68%
Expense ratio, lowest to highest(2)     0.40% to 0.65%         0.45% to 0.65%        0.55% to 0.65%
Total return, lowest to highest(3)    33.70% to 34.03%    (15.71%) to (15.54%)    (2.38%) to (2.27%)

                                                            SUB-ACCOUNT
                                      ----------------------------------------------------
                                                   MID CAP OPPORTUNITIES TRUST
                                      ----------------------------------------------------
                                       PERIOD ENDED          YEAR ENDED       PERIOD ENDED
                                        MAY 2/03(#)          DEC. 31/02       DEC. 31/01*
                                      ----------------------------------------------------
Units, beginning of year                      9,819                   564            -
Units issued                                  2,696                67,154        1,152
Units redeemed                              (12,515)              (57,899)        (588)
                                      ------------------------------------------------
Units, end of year                                -                 9,819          564
                                      ================================================

Unit value, end of year                         $ -         $7.31 - $7.33       $10.54

Net assets, end of year                         $ -               $71,981       $5,945

Investment income ratio(1)                     0.00%                 0.00%        0.00%
Expense ratio, lowest to highest(2)   0.45% to 0.65%        0.45% to 0.65%        0.65%
Total return, lowest to highest(3)    6.81% to 6.88%   (30.67%) to (30.54%)     (15.65%)

(#) Terminated as an investment option and funds transferred to Dynamic Growth Trust May 2, 2003.

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              SUB-ACCOUNT
                                      ------------------------------------------------------------
                                                        MID CAP STOCK TRUST
                                      ------------------------------------------------------------
                                         YEAR ENDED           YEAR ENDED           YEAR ENDED
                                         DEC. 31/03           DEC. 31/02           DEC. 31/01
                                      ------------------------------------------------------------
Units, beginning of year                      157,865                72,047                 31,783
Units issued                                  463,180               226,721                 68,876
Units redeemed                               (181,981)             (140,903)               (28,612)
                                      ------------------------------------------------------------
Units, end of year                            439,064               157,865                 72,047
                                      ============================================================

Unit value, end of year               $11.52 - $12.20         $8.14 - $8.62        $10.59 - $11.19

Net assets, end of year                    $5,169,749            $1,286,585               $762,884

Investment income ratio(1)                       0.00%                 0.00%                  0.00%
Expense ratio, lowest to highest(2)     0.40% to 0.65%        0.40% to 0.65%         0.55% to 0.65%
Total return, lowest to highest(3)    41.41% to 41.76%   (23.07%) to (22.87%)   (11.57%) to (11.48%)

                                                            SUB-ACCOUNT
                                      ------------------------------------------------------
                                                       MID CAP VALUE TRUST
                                      ------------------------------------------------------
                                         YEAR ENDED          YEAR ENDED         PERIOD ENDED
                                         DEC. 31/03          DEC. 31/02         DEC. 31/01*
                                      ------------------------------------------------------
Units, beginning of year                      376,737                10,285              -
Units issued                                  383,482               701,062         10,527
Units redeemed                               (315,187)             (334,610)          (242)
                                      ----------------------------------------------------
Units, end of year                            445,032               376,737         10,285
                                      ====================================================

Unit value, end of year               $14.50 - $14.59       $11.64 - $11.68         $13.03

Net assets, end of year                    $6,473,940            $4,392,977       $134,052

Investment income ratio(1)                       0.36%                 0.00%          0.37%
Expense ratio, lowest to highest(2)     0.40% tO 0.65%        0.45% to 0.65%          0.65%
Total return, lowest to highest(3)    24.54% to 24.86%   (10.68%) to (10.51%)         4.27%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           SUB-ACCOUNT
                                      ----------------------------------------------------
                                                       MONEY MARKET TRUST
                                      ----------------------------------------------------
                                         YEAR ENDED         YEAR ENDED        YEAR ENDED
                                         DEC. 31/03         DEC. 31/02        DEC. 31/01
                                      ----------------------------------------------------
Units, beginning of year                    2,245,118          2,216,771         2,375,556
Units issued                                2,995,349          3,641,306         2,060,563
Units redeemed                             (3,120,308)        (3,612,959)       (2,219,348)
                                      ----------------------------------------------------
Units, end of year                          2,120,159          2,245,118         2,216,771
                                      ====================================================

Unit value, end of year               $13.71 - $19.09    $13.71 - $19.06   $13.63 - $18.91

Net assets, end of year                   $38,888,983        $41,461,920       $40,817,893

Investment income ratio(1)                       0.58%              1.18%             3.59%
Expense ratio, lowest to highest(2)     0.40% to 0.65%     0.40% to 0.65%    0.40% to 0.65%
Total return, lowest to highest(3)    (0.07%) to 0.17%     0.53% to 0.77%    2.91% to 3.17%

                                           SUB-ACCOUNT
                                      -----------------------
                                      NATURAL RESOURCES TRUST
                                      -----------------------
                                          PERIOD ENDED
                                           DEC. 31/03**
                                      -----------------------
Units, beginning of year                                -
Units issued                                       66,429
Units redeemed                                     (4,121)
                                      -------------------
Units, end of year                                 62,308
                                      ===================

Unit value, end of year                   $17.92 - $17.95

Net assets, end of year                        $1,117,564

Investment income ratio(1)                           0.00%
Expense ratio, lowest to highest(2)         0.40% to 0.65%
Total return, lowest to highest(3)        43.39% to 43.63%

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               SUB-ACCOUNT
                                      ------------------------------------------------------------
                                                             OVERSEAS TRUST
                                      ------------------------------------------------------------
                                          YEAR ENDED         YEAR ENDED             YEAR ENDED
                                          DEC. 31/03         DEC. 31/02             DEC. 31/01
                                      ------------------------------------------------------------
Units, beginning of year                      460,570               296,994                223,097
Units issued                                  344,726               324,701                249,901
Units redeemed                               (370,299)             (161,125)              (176,004)
                                      ------------------------------------------------------------
Units, end of year                            434,997               460,570                296,994
                                      ============================================================
Unit value, end of year               $10.19 - $13.26         $7.13 - $9.24         $9.12 - $11.80

Net assets, end of year                    $5,016,704            $3,693,821             $3,057,649

Investment income ratio(1)                       0.46%                 0.52%                  0.27%
Expense ratio, lowest to highest(2)     0.40% to 0.65%        0.45% to 0.65%         0.55% to 0.65%
Total return, lowest to highest(3)    42.90% to 43.25%   (21.95%) to (21.79%)   (21.61%) to (21.53%)

                                                             SUB-ACCOUNT
                                      ------------------------------------------------------------
                                                 PACIFIC RIM EMERGING MARKETS TRUST
                                      ------------------------------------------------------------
                                         YEAR ENDED           YEAR ENDED            YEAR ENDED
                                         DEC. 31/03           DEC. 31/02            DEC. 31/01
                                      ------------------------------------------------------------
Units, beginning of year                      500,442               569,972                595,097
Units issued                                  494,143               429,620                343,573
Units redeemed                               (507,346)             (499,150)              (368,698)
                                      ------------------------------------------------------------
Units, end of year                            487,239               500,442                569,972
                                      ============================================================
Unit value, end of year                $8.43 - $10.32         $6.03 - $7.38          $6.94 - $8.48

Net assets, end of year                    $4,250,322            $3,100,984             $3,999,341

Investment income ratio(1)                       0.19%                 0.12%                  0.41%
Expense ratio, lowest to highest(2)     0.40% to 0.65%        0.45% to 0.65%         0.55% to 0.65%
Total return, lowest to highest(3)    39.81% to 40.16%   (13.09%) to (12.92%)   (19.10%) to (19.03%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               SUB-ACCOUNT
                                      ------------------------------------------------------------
                                                        QUANTITATIVE EQUITY TRUST
                                      ------------------------------------------------------------
                                         YEAR ENDED          YEAR ENDED             YEAR ENDED
                                         DEC. 31/03          DEC. 31/02             DEC. 31/01
                                      ------------------------------------------------------------
Units, beginning of year                      704,257               707,953                718,538
Units issued                                  184,033               243,025                126,527
Units redeemed                               (349,717)             (246,721)              (137,112)
                                      ------------------------------------------------------------
Units, end of year                            538,573               704,257                707,953
                                      ============================================================
Unit value, end of year                $9.34 - $45.17        $7.60 - $36.67        $10.59 - $51.01

Net assets, end of year                   $20,778,897           $21,189,836            $33,132,109

Investment income ratio(1)                       0.68%                 0.30%                  0.29%
Expense ratio, lowest to highest(2)     0.40% to 0.65%        0.45% to 0.65%         0.45% to 0.65%
Total return, lowest to highest(3)    22.75% to 23.06%   (28.25%) to (28.11%)   (23.45%) to (23.30%)

                                                   SUB-ACCOUNT
                                      -------------------------------------
                                           QUANTITATIVE MID CAP TRUST
                                      -------------------------------------
                                         YEAR ENDED           YEAR ENDED
                                         DEC. 31/03           DEC. 31/02++
                                      -------------------------------------
Units, beginning of year                        1,039                     -
Units issued                                   27,939                 6,248
Units redeemed                                (14,541)               (5,209)
                                      -------------------------------------
Units, end of year                             14,437                 1,039
                                      =====================================

Unit value, end of year               $10.74 - $10.80         $7.80 - $7.83

Net assets, end of year                      $155,204                $8,139

Investment income ratio(1)                       0.00%                 0.00%
Expense ratio, lowest to highest(2)     0.45% to 0.65%        0.45% to 0.65%
Total return, lowest to highest(3)    37.65% to 37.92%   (23.15%) to (22.99%)

++  Fund available in prior year but no activity.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                    SUB-ACCOUNT
                                          ---------------------------------------------------------------
                                                            REAL ESTATE SECURITIES TRUST
                                          ---------------------------------------------------------------
                                            YEAR ENDED               YEAR ENDED             YEAR ENDED
                                            DEC. 31/03               DEC. 31/02             DEC. 31/01
                                          ---------------------------------------------------------------
Units, beginning of year                          572,990                 495,247                 433,589
Units issued                                      190,483                 458,746                 197,124
Units redeemed                                   (318,184)               (381,003)               (135,466)
                                          ---------------------------------------------------------------
Units, end of year                                445,289                 572,990                 495,247
                                          ===============================================================

Unit value, end of year                   $22.58 - $57.88         $16.32 - $41.77         $15.99 - $40.88

Net assets, end of year                       $24,344,448             $22,348,452             $19,809,218

Investment income ratio(1)                           2.98%                   3.12%                   3.12%
Expense ratio, lowest to highest(2)         0.40% TO 0.65%          0.40% to 0.65%          0.40% to 0.65%
Total return, lowest to highest(3)        38.24% TO 38.59%          1.92% to 2.17%          2.48% to 2.74%

                                          SUB-ACCOUNT
                                      ----------------------
                                      REAL RETURN BOND TRUST
                                      ----------------------
                                          PERIOD ENDED
                                           DEC. 31/03**
                                      ----------------------
Units, beginning of year                                -
Units issued                                      133,583
Units redeemed                                   (127,710)
                                          ---------------
Units, end of year                                  5,873
                                          ===============

Unit value, end of year                   $13.05 - $13.07

Net assets, end of year                           $76,663

Investment income ratio(1)                           0.00%
Expense ratio, lowest to highest(2)         0.45% TO 0.65%
Total return, lowest to highest(3)          4.43% TO 4.57%

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                    SUB-ACCOUNT
                                          ---------------------------------------------------------------
                                                            SCIENCE & TECHNOLOGY TRUST
                                          ---------------------------------------------------------------
                                             YEAR ENDED            YEAR ENDED              YEAR ENDED
                                             DEC. 31/03            DEC. 31/02              DEC. 31/01
                                          ---------------------------------------------------------------
Units, beginning of year                        2,889,535               2,589,114               1,857,203
Units issued                                    2,001,149               2,806,957               2,876,612
Units redeemed                                 (2,074,604)             (2,506,536)             (2,144,701)
                                          ---------------------------------------------------------------
Units, end of year                              2,816,080               2,889,535               2,589,114
                                          ===============================================================

Unit value, end of year                    $5.06 - $13.38           $3.39 - $8.94          $5.75 - $15.15

Net assets, end of year                       $26,154,570             $18,853,376             $29,690,730

Investment income ratio(1)                           0.00%                   0.00%                   0.00%
Expense ratio, lowest to highest(2)         0.40% TO 0.65%          0.40% to 0.65%          0.40% to 0.65%
Total return, lowest to highest(3)        49.43% TO 49.79%     (41.15%) to (41.00%)    (41.63%) to (41.49%)

                                                                  SUB-ACCOUNT
                                          ------------------------------------------------------------
                                                              SMALL CAP INDEX TRUST
                                          ------------------------------------------------------------
                                            YEAR ENDED              YEAR ENDED            YEAR ENDED
                                            DEC. 31/03              DEC. 31/02            DEC. 31/01
                                          ------------------------------------------------------------
Units, beginning of year                          226,973                   58,468               3,750
Units issued                                      280,118                  325,076             104,968
Units redeemed                                   (345,043)                (156,571)            (50,250)
                                          ------------------------------------------------------------
Units, end of year                                162,048                  226,973              58,468
                                          ============================================================

Unit value, end of year                   $13.28 - $13.38            $9.17 - $9.21     $11.75 - $11.77

Net assets, end of year                        $2,159,093               $2,085,303            $687,114

Investment income ratio(1)                           0.00%                    1.05%               5.76%
Expense ratio, lowest to highest(2)         0.40% TO 0.65%           0.40% to 0.65%      0.55% to 0.65%
Total return, lowest to highest(3)        44.85% TO 45.20%      (21.98%) to (21.79%)     0.85% to 0.94%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                           SUB-ACCOUNT
                                       -------------------
                                            SMALL CAP
                                       OPPORTUNITIES TRUST
                                       -------------------
                                          PERIOD ENDED
                                          DEC. 31/03**
                                       -------------------
Units, beginning of year                                -
Units issued                                       32,131
Units redeemed                                     (3,978)
                                       ------------------
Units, end of year                                 28,153
                                       ==================

Unit value, end of year                   $17.43 - $17.45

Net assets, end of year                          $491,037

Investment income ratio(1)                           0.00%
Expense ratio, lowest to highest(2)         0.40% TO 0.65%
Total return, lowest to highest(3)        39.40% TO 39.64%

                                                                    SUB-ACCOUNT
                                          ---------------------------------------------------------------
                                                                SMALL COMPANY BLEND
                                                                       TRUST
                                          ---------------------------------------------------------------
                                            YEAR ENDED             YEAR ENDED               YEAR ENDED
                                            DEC. 31/03             DEC. 31/02               DEC. 31/01
                                          ---------------------------------------------------------------
Units, beginning of year                          262,861                 259,656                 105,856
Units issued                                      216,346                 475,065                 237,942
Units redeemed                                   (209,408)               (471,860)                (84,142)
                                          ---------------------------------------------------------------
Units, end of year                                269,799                 262,861                 259,656
                                          ===============================================================

Unit value, end of year                   $11.21 - $12.79           $8.07 - $9.20         $10.89 - $12.39

Net assets, end of year                        $3,332,298              $2,353,394              $3,178,735

Investment income ratio(1)                           0.00%                   0.20%                   0.00%
Expense ratio, lowest to highest(2)         0.45% TO 0.65%          0.45% to 0.65%          0.55% to 0.65%
Total return, lowest to highest(3)        38.79% TO 39.08%     (26.04%) to (25.89%)      (2.94%) to (2.84%)

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                    SUB-ACCOUNT
                                          ---------------------------------------------------------------
                                                             SMALL COMPANY VALUE TRUST
                                          ---------------------------------------------------------------
                                            YEAR ENDED              YEAR ENDED              YEAR ENDED
                                            DEC. 31/03              DEC. 31/02              DEC. 31/01
                                          ---------------------------------------------------------------
Units, beginning of year                        1,194,763                 521,854                 255,050
Units issued                                    1,030,795               1,822,893                 529,457
Units redeemed                                 (1,074,443)             (1,149,984)               (262,653)
                                          ---------------------------------------------------------------
Units, end of year                              1,151,115               1,194,763                 521,854
                                          ===============================================================

Unit value, end of year                   $12.60 - $18.70          $9.49 - $14.07         $10.15 - $15.03

Net assets, end of year                       $15,104,792             $11,607,392              $5,349,826

Investment income ratio(1)                           0.44%                   0.25%                   0.18%
Expense ratio, lowest to highest(2)         0.40% TO 0.65%          0.40% to 0.65%          0.40% to 0.65%
Total return, lowest to highest(3)        32.81% TO 33.12%       (6.53%) to (6.30%)         5.85% to 6.11%

                                           SUB-ACCOUNT
                                       -------------------
                                       SPECIAL VALUE TRUST
                                       -------------------
                                           PERIOD ENDED
                                           DEC. 31/03**
                                       -------------------
Units, beginning of year                             -
Units issued                                    20,755
Units redeemed                                 (10,228)
                                          ------------
Units, end of year                              10,527
                                          ============

Unit value, end of year                   $      15.77

Net assets, end of year                   $    166,036

Investment income ratio(1)                        0.00%
Expense ratio, lowest to highest(2)               0.45%
Total return, lowest to highest(3)               26.18%

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                    SUB-ACCOUNT
                                          ---------------------------------------------------------------
                                                               STRATEGIC BOND TRUST
                                          ---------------------------------------------------------------
                                             YEAR ENDED             YEAR ENDED               YEAR ENDED
                                             DEC. 31/03             DEC. 31/02               DEC. 31/01
                                          ---------------------------------------------------------------
Units, beginning of year                          221,458                 183,559                  69,600
Units issued                                      397,326                 428,880                 204,490
Units redeemed                                   (449,652)               (390,981)                (90,531)
                                          ---------------------------------------------------------------
Units, end of year                                169,132                 221,458                 183,559
                                          ===============================================================

Unit value, end of year                   $17.27 - $19.15         $15.36 - $16.98         $14.17 - $15.62

Net assets, end of year                        $3,179,959              $3,701,587              $2,855,362

Investment income ratio(1)                           6.69%                   5.15%                   4.49%
Expense ratio, lowest to highest(2)         0.40% TO 0.65%          0.45% to 0.65%          0.55% to 0.65%
Total return, lowest to highest(3)        12.38% TO 12.66%          8.25% to 8.47%          5.55% to 5.66%

                                                                 SUB-ACCOUNT
                                          ----------------------------------------------------------
                                                            STRATEGIC GROWTH TRUST
                                          ----------------------------------------------------------
                                             YEAR ENDED            YEAR ENDED          PERIOD ENDED
                                             DEC. 31/03             DEC. 31/02          DEC. 31/01*
                                          ----------------------------------------------------------
Units, beginning of year                          123,666                  68,964                -
Units issued                                      109,988                 335,268           69,524
Units redeemed                                    (80,217)               (280,566)            (560)
                                          --------------------------------------------------------
Units, end of year                                153,437                 123,666           68,964
                                          ========================================================

Unit value, end of year                     $9.89 - $9.95           $7.85 - $7.88           $10.97

Net assets, end of year                        $1,522,884                $972,517         $756,713

Investment income ratio(1)                           0.00%                   0.00%            0.00%
Expense ratio, lowest to highest(2)         0.40% TO 0.65%          0.40% to 0.65%            0.65%
Total return, lowest to highest(3)        26.04% TO 26.35%     (28.50%) to (28.33%)         (12.22%)

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                    SUB-ACCOUNT
                                          ---------------------------------------------------------------
                                                           STRATEGIC OPPORTUNITIES TRUST
                                          ---------------------------------------------------------------
                                             YEAR ENDED            YEAR ENDED              YEAR ENDED
                                             DEC. 31/03            DEC. 31/02              DEC. 31/01
                                          ---------------------------------------------------------------
Units, beginning of year                          895,938                 706,044                 863,681
Units issued                                      493,480                 804,779                 529,543
Units redeemed                                   (801,100)               (614,885)               (687,180)
                                          ---------------------------------------------------------------
Units, end of year                                588,318                 895,938                 706,044
                                          ===============================================================

Unit value, end of year                    $8.21 - $11.09           $6.56 - $8.84         $10.77 - $14.47

Net assets, end of year                        $5,962,880              $7,208,068              $9,806,062

Investment income ratio(1)                           0.00%                   0.00%                   0.51%
Expense ratio, lowest to highest(2)         0.40% TO 0.65%          0.45% to 0.65%          0.55% to 0.65%
Total return, lowest to highest(3)        25.03% TO 25.34%     (39.16%) to (39.04%)    (15.81%) to (15.72%)

                                                                    SUB-ACCOUNT
                                          ---------------------------------------------------------------
                                                               STRATEGIC VALUE TRUST
                                          ---------------------------------------------------------------
                                             YEAR ENDED            YEAR ENDED             PERIOD ENDED
                                             DEC. 31/03            DEC. 31/02             DEC. 31/01*
                                          ---------------------------------------------------------------
Units, beginning of year                           34,516                   9,069                       -
Units issued                                      211,670                  29,192                   9,089
Units redeemed                                    (10,722)                 (3,745)                    (20)
                                          ---------------------------------------------------------------
Units, end of year                                235,464                  34,516                   9,069
                                          ===============================================================

Unit value, end of year                     $9.86 - $9.93           $7.71 - $7.73         $10.65 - $10.67

Net assets, end of year                        $2,330,657                $266,768                 $96,738

Investment income ratio(1)                           0.01%                   0.00%                   0.00%
Expense ratio, lowest to highest(2)         0.40% TO 0.65%          0.45% to 0.65%          0.45% to 0.65%
Total return, lowest to highest(3)        27.94% TO 28.27%     (27.66%) to (27.52%)    (14.77%) to (14.67%)

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                      SUB-ACCOUNT
                                            ---------------------------------------------------------------
                                                                TELECOMMUNICATIONS TRUST
                                            ---------------------------------------------------------------
                                            PERIOD ENDED           YEAR ENDED                  PERIOD ENDED
                                            MAY 2/03****           DEC. 31/02                   DEC. 31/01*
                                            ---------------------------------------------------------------
Units, beginning of year                           23,412                   3,294                       -
Units issued                                        3,735                  52,249                   3,323
Units redeemed                                    (27,147)                (32,131)                    (29)
                                            -------------------------------------------------------------
Units, end of year                                      -                  23,412                   3,294
                                            =============================================================

Unit value, end of year                                $-           $4.11 - $4.12                $   7.90

Net assets, end of year                                $-                 $96,162                $ 26,007

Investment income ratio(1)                           0.00%                   0.00%                   0.00%
Expense ratio, lowest to highest(2)         0.45% TO 0.65%          0.45% to 0.65%                   0.65%
Total return, lowest to highest(3)          7.71% TO 7.79%     (48.01%) to (47.90%)                (36.83%)

                                                                    SUB-ACCOUNT
                                          ---------------------------------------------------------------
                                                                TOTAL RETURN TRUST
                                          ---------------------------------------------------------------
                                             YEAR ENDED              YEAR ENDED              YEAR ENDED
                                             DEC. 31/03              DEC. 31/02              DEC. 31/01
                                          ---------------------------------------------------------------
Units, beginning of year                        2,315,832               1,419,177                 340,762
Units issued                                    1,537,006               3,545,219               1,361,346
Units redeemed                                 (1,533,686)             (2,648,564)               (282,931)
                                          ---------------------------------------------------------------
Units, end of year                              2,319,152               2,315,832               1,419,177
                                          ===============================================================

Unit value, end of year                   $16.57 - $16.70         $15.89 - $15.97         $14.60 - $14.65

Net assets, end of year                       $38,643,292             $36,916,915             $20,755,404

Investment income ratio(1)                           2.77%                   2.58%                   2.22%
Expense ratio, lowest to highest(2)         0.40% TO 0.65%          0.40% to 0.65%          0.40% to 0.65%
Total return, lowest to highest(3)          4.32% TO 4.60%          8.80% to 9.08%          7.58% to 7.85%

**** Terminated as an investment option and funds transferred to Science &
 Technology Trust May 2, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   SUB-ACCOUNT
                                         ----------------------------------------------------------------
                                                          TOTAL STOCK MARKET INDEX TRUST
                                         ----------------------------------------------------------------
                                            YEAR ENDED             YEAR ENDED              YEAR ENDED
                                            DEC. 31/03             DEC. 31/02              DEC. 31/01
                                         ----------------------------------------------------------------
Units, beginning of year                          181,207                 309,502                 118,184
Units issued                                      467,766                 327,720                 302,834
Units redeemed                                   (277,369)               (456,015)               (111,516)
                                         ----------------------------------------------------------------
Units, end of year                                371,604                 181,207                 309,502
                                         ================================================================

Unit value, end of year                    $9.99 - $10.07           $7.71 - $7.74           $9.85 - $9.87

Net assets, end of year                        $3,719,559              $1,397,047              $3,050,162

Investment income ratio(1)                           0.00%                   0.42%                   1.20%
Expense ratio, lowest to highest(2)         0.40% TO 0.65%          0.45% to 0.65%          0.55% to 0.65%
Total return, lowest to highest(3)        29.69% TO 30.02%     (21.80%) to (21.65%)    (11.99%) to (11.90%)

                                                                    SUB-ACCOUNT
                                          ---------------------------------------------------------------
                                                          U.S. GOVERNMENT SECURITIES TRUST
                                          ---------------------------------------------------------------
                                            YEAR ENDED               YEAR ENDED              YEAR ENDED
                                            DEC. 31/03               DEC. 31/02              DEC. 31/01
                                          ---------------------------------------------------------------
Units, beginning of year                        1,081,467                 719,661                 199,345
Units issued                                      950,497               1,334,914                 694,784
Units redeemed                                 (1,436,242)               (973,108)               (174,468)
                                          ---------------------------------------------------------------
Units, end of year                                595,722               1,081,467                 719,661
                                          ===============================================================

Unit value, end of year                   $14.76 - $15.78         $14.60 - $15.59         $13.61 - $14.52

Net assets, end of year                        $8,887,862             $16,062,944              $9,992,662

Investment income ratio(1)                           4.00%                   3.29%                   4.63%
Expense ratio, lowest to highest(2)         0.40% TO 0.65%          0.40% to 0.65%          0.45% to 0.65%
Total return, lowest to highest(3)          1.07% TO 1.32%          7.30% to 7.56%          6.33% to 6.55%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                    SUB-ACCOUNT
                                          ---------------------------------------------------------------
                                                               U.S. LARGE CAP TRUST
                                          ---------------------------------------------------------------
                                             YEAR ENDED            YEAR ENDED               YEAR ENDED
                                             DEC. 31/03            DEC. 31/02               DEC. 31/01
                                          ---------------------------------------------------------------
Units, beginning of year                          268,376                 277,574                 157,692
Units issued                                      230,093                 443,269                 379,250
Units redeemed                                   (213,864)               (452,467)               (259,368)
                                          ---------------------------------------------------------------
Units, end of year                                284,605                 268,376                 277,574
                                          ===============================================================

Unit value, end of year                   $12.79 - $12.89           $9.38 - $9.44         $12.61 - $12.66

Net assets, end of year                        $3,646,301              $2,521,529              $3,505,205

Investment income ratio(1)                           0.39%                   0.36%                   0.27%
Expense ratio, lowest to highest(2)         0.40% TO 0.65%          0.40% to 0.65%          0.45% to 0.65%
Total return, lowest to highest(3)        36.17% TO 36.52%     (25.67%) to (25.49%)      (3.18%) to (2.98%)

                                                                SUB-ACCOUNT
                                          ---------------------------------------------------------
                                                              UTILITIES TRUST
                                          ---------------------------------------------------------
                                             YEAR ENDED              YEAR ENDED        PERIOD ENDED
                                             DEC. 31/03               DEC. 31/02        DEC. 31/01*
                                          ---------------------------------------------------------
Units, beginning of year                            4,043                   5,383              -
Units issued                                       34,544                  12,660          5,433
Units redeemed                                    (25,758)                (14,000)           (50)
                                          ------------------------------------------------------
Units, end of year                                 12,829                   4,043          5,383
                                          ======================================================

Unit value, end of year                     $9.45 - $9.50           $7.07 - $7.09          $9.31

Net assets, end of year                          $121,451                 $28,615        $50,102

Investment income ratio(1)                           0.56%                   0.01%          0.73%
Expense ratio, lowest to highest(2)         0.45% TO 0.65%          0.45% to 0.65%          0.65%
Total return, lowest to highest(3)        33.64% TO 33.93%     (24.04%) to (23.89%)       (25.55%)

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                    SUB-ACCOUNT
                                          ---------------------------------------------------------------
                                                                    VALUE TRUST
                                          ---------------------------------------------------------------
                                             YEAR ENDED            YEAR ENDED                YEAR ENDED
                                             DEC. 31/03            DEC. 31/02                DEC. 31/01
                                          ---------------------------------------------------------------
Units, beginning of year                          715,767                 700,592                 281,401
Units issued                                      639,080                 622,576                 639,311
Units redeemed                                   (634,078)               (607,401)               (220,120)
                                          ---------------------------------------------------------------
Units, end of year                                720,769                 715,767                 700,592
                                          ===============================================================

Unit value, end of year                   $16.33 - $18.39         $11.84 - $13.31         $15.42 - $17.26

Net assets, end of year                       $12,699,749              $9,377,558             $11,984,303

Investment income ratio(1)                           1.23%                   0.85%                   0.53%
Expense ratio, lowest to highest(2)         0.40% TO 0.65%          0.40% to 0.65%          0.40% to 0.65%
Total return, lowest to highest(3)        37.86% TO 38.20%     (23.31%) to (23.11%)         2.75% to 3.00%

                                                                    SUB-ACCOUNT
                                          ---------------------------------------------------------------
                                                                  500 INDEX TRUST
                                          ---------------------------------------------------------------
                                             YEAR ENDED            YEAR ENDED              YEAR ENDED
                                             DEC. 31/03            DEC. 31/02              DEC. 31/01
                                          ---------------------------------------------------------------
Units, beginning of year                          375,317                  94,218                  22,035
Units issued                                      501,063                 688,915                  86,705
Units redeemed                                   (301,182)               (407,816)                (14,522)
                                          ---------------------------------------------------------------
Units, end of year                                575,198                 375,317                  94,218
                                          ===============================================================

Unit value, end of year                     $9.59 - $9.72           $7.54 - $7.61           $9.80 - $9.85

Net assets, end of year                        $5,572,911              $2,849,500                $925,055

Investment income ratio(1)                           0.79%                   0.00%                   1.51%
Expense ratio, lowest to highest(2)         0.40% TO 0.65%          0.40% to 0.65%          0.40% to 0.65%
Total return, lowest to highest(3)        27.19% TO 27.69%     (23.02%) to (22.71%)    (12.93%) to (12.71%)

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account N
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Four)

                    Notes to Financial Statements (continued)

6. FINANCIAL HIGHLIGHTS (CONTINUED)

   (1) These ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account.These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in unit values.The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Trust portfolio in which the sub-accounts invest.It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis.Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

   (2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated.The ratios include only those expenses that result in a direct reduction in unit values.Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.

   (3) These ratios represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio.The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

7. RELATED PARTY TRANSACTIONS

Manulife Financial Securities LLC, a registered broker-dealer and wholly owned subsidiary of ManUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either Manulife Financial Securities LLC or other broker-dealers having distribution agreements with Manulife Financial Securities LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

These underwriting and distribution services had been performed by ManEquity, Inc. before it was merged into Manulife Financial Securities LLC on January 1, 2002.ManEquity, Inc. was also an indirect wholly owned subsidiary of MFC.

The Company has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months notice.Under this agreement, the Company pays for legal, actuarial, investment and certain other administrative services.

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